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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05371

Russell Investment Funds

(Exact name of registrant as specified in charter)

909 A Street, Tacoma Washington 98402

(Address of principal executive offices) (Zip code)

Gregory J. Lyons, Assistant Secretary

Russell Investment Funds

909 A Street

Tacoma, Washington 98402

253-439-2406

(Name and address of agent for service)

Registrant’s telephone number, including area code: 253-572-9500

Date of fiscal year end: December 31

Date of reporting period: January 1, 2007 to December 31, 2007

Item 1.	Reports to Stockholders

2007 ANNUAL REPORT

Russell Investment Funds

DECEMBER 31, 2007

FUND

Multi-Style Equity Fund

Aggressive Equity Fund

Non-U.S. Fund

Real Estate Securities Fund

Core Bond Fund

Russell Investment Funds

Russell Investment Funds is a series investment company with nine different investment portfolios referred to as Funds. These financial statements report on five of these Funds.

Russell Investment Funds

Annual Report

December 31, 2007

Russell Investment Funds

Copyright © Russell Investment Group 2008. All rights reserved.

Russell Investment Group is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through Russell Fund Distributors, Inc. member Financial Industry Regulatory Authority, part of Russell Investment Group.

Russell Investment Group and Standard & Poor’s Corporation are the owners of the trademarks, service marks, and copyrights related to their respective indexes. Index performance is not indicative of the performance of any specific investment. Indexes are not managed and may not be invested in directly.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

To Our Shareholders

Thank you for taking the time to review Russell Investment Funds’ 2007 Annual Report. The portfolio management discussions and fund-specific details will give you a deeper understanding of fund performance for the fiscal year ended December 31, 2007.

Every day, we strive to improve financial security for people and earn the continued support of our investors.

Our decades of experience evaluating global markets — and the people who make investment decisions in them — extends through numerous cycles, trends and turnarounds. It’s a perspective that allows us to deliver you long-term investment strategies.

Our dedicated money manager research analysts and portfolio managers perform the vital work to select some of the world’s best managers for the funds. This deliberate combination of investment managers is intended to help provide more consistent returns through all kinds of market environments.

We appreciate your continued support.

Regards,

Greg Stark

Chief Executive Officer, Chairman and President

Russell Investment Management Company

To Our Shareholders	3

Russell Investment Funds

Market Summary as of December 31, 2007 (Unaudited)

U.S. Equity Markets

For the fiscal year ending December 31, 2007, US equity markets were positive, with the broad market Russell 3000® Index returning 5.1%. Stocks benefited from increased merger and acquisition activity during the first half of the year, and from surprisingly strong corporate profits. For the fiscal year, the growth rates of gross domestic product and corporate profits remained strong but decelerated toward year end. After almost four years of double-digit profit growth, earnings growth fell to single digit levels.

The housing slowdown that began in the summer of 2006 continued through this fiscal year, and was further impacted by rising defaults rates in subprime loans. At the same time, there was significant weakness in the US dollar, as it depreciated against all major currencies. In the fiscal year, The Federal Reserve Board lowered the federal funds rate three times, the first such cuts in four years, citing the slowing pace of economic expansion and the intensification of the housing correction as the reason behind the cuts. The period also saw significantly higher commodity prices across the board due in part to significant global demand from developing nations.

Although the domestic economy was decelerating, the U.S. equity market was buoyed by strong exports to faster growing developing, non-U.S. economies. With approximately 40% of U.S. corporation’s revenues derived from international customers, the declining U.S. dollar provided increased demand for U.S. products abroad.

In the wake of these powerful macroeconomic forces, the fiscal year was a transitional one marked by three distinct themes: Multinational companies with exposure to developing markets outpaced domestically-driven companies, growth companies fared better than their value counterparts and U.S. large capitalization stocks outperformed U.S. small capitalization stocks.

US companies with revenue streams that could benefit either directly or indirectly from the expanding global economy were rewarded over the fiscal year. The best performing sectors in the Russell 3000® Index were those that had some tie to the global markets — commodities, technology, and industrials. Agriculture and fertilizer stocks led the Russell 3000® Index due to increased global demand for food and an increase in corn production due to ethanol demand. Similarly, commodities related companies, especially copper, benefited from the construction boom in Asia and elsewhere. For the fiscal year, the other energy sector of the Russell 3000® Index returned 38.9%, the integrated oils sector returned 29.6%, and the materials and processing sector returned 26.0%.

The worst performing sectors in the Russell 3000® Index were those tied closely to domestic consumer spending and the housing and subprime markets, particularly mortgage lenders. The repercussions of the developments in the subprime lending market and the resulting housing slowdown caused homebuilders and building related industries to struggle as well. The financial services sector returned -16.3% for the fiscal year and consumer discretionary sector returned -3.6%, both significantly trailing the Russell 3000® Index return of 5.1%.

4	Market Summary

Russell Investment Funds

Reversing a trend that had prevailed for the last six years, growth stocks outperformed value stocks over the fiscal year. Growth and momentum factors were rewarded over the period, especially exposure to high price to book stocks and those with high historical growth rates. The Russell 1000® Growth Index returned 11.8% while the Russell 1000® Value Index returned -0.2%. A similar trend was seen in small cap markets, with the Russell 2000® Growth Index and Russell 2000® Value Index returning 7.1% and -9.8%, respectively.

In a turnaround from the previous fiscal year, large capitalization stocks outperformed small capitalization stocks. The Russell 1000® Index returned 5.8% for the fiscal year, while the Russell 2000® Index returned -1.6%. The larger in capitalization a company was, the better its returns were over the fiscal period. Microcap stocks struggled even more than the broader small cap Russell 2000® Index, with the Russell Microcap Index returning -8.0% for the fiscal year.

During the fiscal year, the market environment was largely favorable for active growth managers. The Lipper Large Cap Growth Funds Average outperformed the Russell 1000® Growth Index by 2.33%, as active managers held companies with strong momentum that were growing faster than the companies in the Russell 1000® Growth Index. The period was also favorable for active value managers who typically do not have as much exposure to the financial services sector as the Russell 1000® Value Index. The Lipper® Large Cap Value Funds Average outperformed the Russell 1000® Value Index by 2.28%. The market environment was more challenging for active core, or market-oriented, managers as the markets were driven by commodity based companies, not an area where market-oriented managers typically focus. The Lipper® Large Cap Core Funds Average barely trailed the Russell 1000® Index by 0.19% net of fees, but modestly outperformed on a gross of fee basis. The Lipper® Small Cap Core Funds Average slightly outpaced the Russell 2000® Index by 0.18%.

U.S. Real Estate Markets

For the fiscal year ending December 31, 2007, real estate investment trusts (REITs) generated a -15.69% return, as measured by the FTSE NAREIT Equity Index. As well as being well below the overall U.S. equity market return, this return represented a substantial pull-back from the prior year’s return of 35.06%. The low REIT return was also accompanied by exceptionally high volatility during the period. In January, REITs were up over 8%; in June and July, REITs lost over 16%. From August through October, REITs rallied with a gain of over 12% and, finally, during the last two months, REITs experienced a decline of over 13%.

Early in the fiscal year, the REIT market continued to be driven by the same factors that made the prior year so successful, mainly mergers and acquisitions by private investors acquiring public REITs at large premiums to their share prices. The most prominent privatization was Equity Office Property, the industry’s largest REIT, which became the prize in a bidding war between Blackstone, a private equity firm and Vornado, a public company. The REIT market peaked at all-time record levels in mid-February 2007. At that time, while property market fundamentals were improving and REIT earnings were solid, REIT pricing appeared to be well ahead of earnings expectations.

By June 2007, concerns arose among REIT investors that problems in the residential subprime mortgage loan market would be a precursor to similar issues in the commercial mortgage market. Additionally, the 0.6% increase in the 10 year treasury rate which occurred during that month caused investors to reassess the capitalization rates used to value real estate. These events combined to put substantial downward pressure on REIT share prices.

During the last few months of the year, REITs suffered along with the other financial sector stocks as sentiment turned decidedly negative for this broad market sector. Concerns about a weaker economy and tightened credit put upward pressure on dividend yields and contributed to higher capitalization rates and

Market Summary	5

Russell Investment Funds

discount rates used to value underlying properties. Over the course of the year, the average dividend yield for companies in the FTSE NAREIT Equity Index increased sharply, from 3.69% to 4.91%. In the fourth quarter, the average dividend yield increased from 4.12% to 4.91%. REITs ended the year with dividend yields trading at a premium to the 10-year Treasuries, which ended the year at 4.03%.

Non-U.S. Equity Markets

Non-U.S. stocks gained 11.17% as measured by the MSCI EAFE Index for the fiscal year ending December 31, 2007. Non-U.S. stocks were boosted as the U.S. dollar weakened over the course of the fiscal year. In local currency, the MSCI EAFE Index rose 3.54% over the 12-month period.

The market continued to benefit from global growth, merger and acquisition activity and strong corporate earnings, especially in the first half of the year. In the second half of the year, the market withstood several periods of increased market volatility brought on by investors’ risk aversion relating to the potential negative spillover effects of the developments in the subprime lending market and housing slowdown in the U.S. Growth in emerging economies, like India and China, also had a positive impact on the strength of developed markets through their demand for goods and infrastructure development throughout the year.

Europe, as represented by the MSCI Europe Index, returned 13.86% over the fiscal year. Merger and acquisition-related gains combined with strong earnings drove European equities higher, with merger-and-acquisition activity in the year surpassing last year’s record pace. Across Europe, the best performing sectors were materials and utilities, up 38.95% and 33.00%, respectively. By country, Germany was a notable contributor to performance, benefiting from the strong performance of its automobiles industry. Elsewhere, MSCI United Kingdom Index lagged Continental Europe with a gain of 8.36%. The U.K. underperformed the rest of Europe due to weakness in its financials sector.

The MSCI Japan Index continued to lag other major non-U.S. markets in the fiscal year, with a return of -4.23% for the year. Investor concerns included weak economic data, lackluster earnings, and political turmoil. Elsewhere in the region, the MSCI Pacific ex-Japan Index gained 30.73% with strong gains in the Hong Kong, Singapore and Australian markets.

From a sector perspective, materials stocks had the best returns, up 31.75%, especially in the area of metals and mining, which was driven by industry consolidation and the continued upturn in commodities prices. Telecommunication services, up 28.21%, also benefited from strong earnings results. Health care and financials were the notable laggards, returning 0.55% and -1.82%, respectively, as measured by the MSCI EAFE health care and financials sector groupings.

The year also saw a change in market leadership from previous years, both in terms of style and market cap. Market leadership during the period favored growth stocks, with the MSCI EAFE Growth Index rising 16.45%, compared with 5.96% for the MSCI EAFE Value Index. Investors, in general, favored larger capitalization stocks over smaller capitalization stocks with the S&P/Citigroup PMI World ex-U.S. Index (an index of larger capitalization companies) up 14.17% in the period versus the S&P/Citigroup EMI World ex-U.S. (in index of smaller capitalization companies) up 7.32%.

Markets not represented in the MSCI EAFE Index, but commonly included in non-U.S. stock funds, offered significant opportunities for gains during the period. Emerging markets outperformed their developed counterparts, as the MSCI Emerging Markets Index rose 39.39%. Emerging markets countries benefited from continued strong economic growth, which benefited the materials and industrials sectors (both posting over 60% returns for the period.) Canadian stocks, as measured by the MSCI Canada Index, rose 29.57% during the period.

6	Market Summary

Russell Investment Funds

U.S. Fixed Income Markets

The Lehman Brothers U.S. Aggregate Bond Index, a broad measure of U.S. investment grade fixed income securities, returned 6.97% for the year ended December 31, 2007. All major sub-sectors trailed U.S. Treasuries as the subprime crisis largely caused a widespread “flight to quality” throughout fixed income markets, where investors moved their capital away from riskier investments to the safest possible investments (in this case U.S. Treasuries).

There were two predominant factors that affected fixed income markets throughout fiscal 2007. The first, occurring during the third quarter of calendar 2007, took the form of a massive re-pricing of risk across many fixed income sectors, largely as a result of developments within the subprime lending market. The second was the Federal Reserve’s second and third quarter cuts to the target federal funds rate for overnight loans between banks, combined with the global liquidity plan the Fed orchestrated with other major central banks.

The Subprime Market

Subprime borrowers are often defined loosely as those borrowers with higher risk/higher interest rate loans because of lack of income documentation, poor credit history, and/or high loan-to-value ratios. The proliferation of the subprime mortgages – and securities firms packaging the subprime debt into AAA-rated bonds — helped fuel the U.S. housing boom over the past decade.

Many factors contributed to a surge in what some regard as looser mortgage lending practices in late 2005 and 2006. The strength of the real estate market created additional demand for mortgage-backed securities, including those that were backed by subprime loans. This increased the potential profit for originating subprime mortgages, loans which many banks had previously avoided making because of their higher default risk. Traditional requirements to obtaining a mortgage (such as proof of income, a down payment or a moderate loan-to-value ratio) were abandoned and adjustable rate loans with artificially low introductory rates and interest-only loans became more common. Record low interest rates and loosening lending standards assisted in pushing real estate prices to record highs and resulted in a record number of re-financings. A high level of liquidity in the market enabled investment banks to borrow more to produce more “structured” financial products. This included buying lower credit rated mortgage-backed securities and re-packaging them into higher rated collateralized debt obligations (CDOs), which were in turn re-introduced into the market.

Problems in the subprime market appeared during the fourth quarter of 2006 when borrower delinquencies reached a four-year high1. Adjustable rate mortgages reset to higher rates and some borrowers could not afford to make the new higher monthly payments. The housing market began to cool, with some borrowers now owing more than their homes were worth.

Concerns increased in May 2007 when the U.S. housing market continued to soften and, for the first time since 1991, national home prices posted a year-over-year decrease2. During 2007, the level of payment delinquencies and early defaults on mortgage loans to subprime borrowers increased significantly. Demand for CDOs evaporated and mortgage lenders no longer had easy access to capital to originate loans. Investors became more risk averse and a flight to quality ensued.

[1]	Bloomberg, U.S. Subprime Mortgage Delinquencies at 4-Year High, 13-Mar-07.
[2]	Bloomberg, Fed Sees Housing Dampening Growth Longer than Expected (per S&P/Case-Shiller study), 30-May-07.

Market Summary	7

Russell Investment Funds

The subsequent fallout from developments in the subprime market has been widespread. The housing market, consumer confidence and companies in the financial services sector were negatively impacted. Access to capital became more constrained resulting in less liquidity in the markets and a “credit crunch” (an environment where investment capital is difficult to obtain). Some mortgage lenders declared bankruptcy or exited the business. Non-U.S. Treasury fixed income sectors generally performed poorly as investors moved out of those sectors and into U.S. Treasuries. The uncertainty surrounding the extent of the impact to the global economy led to market volatility and impacted equity and fixed income markets around the globe.

The Federal Reserve’s rate cuts and global liquidity plan

On two separate occasions during the third quarter of 2007, the Federal Reserve (“the Fed”) cut the target rate for overnight loans between banks. On September 18, the Fed lowered the target rate by 0.50% to 4.75%, the first rate change since the Fed last raised the target to 5.25% in June 2006. The reason cited for the cut was that “the tightening of credit conditions has the potential to intensify the housing correction and to restrain economic growth more generally” and that the rate cut “is intended to help forestall some of the adverse effects on the broader economy that might otherwise arise from the disruptions in financial markets and to promote moderate growth over time”3. On October 31, a further 0.25% cut lowered the target rate to 4.50%, with the Fed stating that inflation and growth risks were approximately balanced.

On December 11, the Fed cut the target rate for overnight loans between banks by 25 basis points (less than the anticipated 50 basis point cut) to 4.25%, stating that recent developments “have increased the uncertainty surrounding the outlook for economic growth and inflation.” Stocks declined and Treasuries surged as investors thought that the move was not sufficient to hold off an economic downturn. The following day the Fed, in conjunction with the European Central Bank (ECB) and central banks in England, Switzerland and Canada, announced the biggest act of global economic cooperation since the September 11th terrorist attacks, a multi-stage plan designed to provide liquidity to the stressed credit markets. In a related move, the ECB flooded financial markets with $500 billion in two-week loans to banks, the largest amount ever extended in a single move by the ECB. This was done in order to maintain liquidity in other markets at year-end.

Prior to the Fed rate cuts, the flight to quality pushed up U.S. Treasury prices, which, in turn, lowered their yields (also referred to as a downward shift in the yield curve). The Fed’s rate cuts propelled this downward progression of yields across all maturities. During 2007, yields on 2-year maturity Treasuries declined 1.76 % while yields on 10-year maturities declined 0.68%. A major change was the yield curve shifting from its beginning-of-year inverted (i.e. downward sloping) position by steepening significantly between 2- and 10-year maturities. The 2-year/10-year spread widened 1.08%, going from (0.11)% to 0.98%.

[3]	Bloomberg, Fed Surprises with a 50-basis point Rate Cut, 18-Sep-07.

8	Market Summary

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Russell Investment Funds

Multi-Style Equity Fund

Portfolio Management Discussion and Analysis — December 31, 2007 (Unaudited)

Multi-Style Equity Fund
	Total Return
1 Year	10.36%
5 Years	13.56	%§
10 Years	5.11	%§

Russell 1000® Index **
	Total Return
1 Year	5.77%
5 Years	13.43	%§
10 Years	6.20	%§

*	Assumes initial investment on January 1, 1998.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

10	Multi-Style Equity Fund

Russell Investment Funds

Multi-Style Equity Fund

Portfolio Management Discussion and Analysis — December 31, 2007 (Unaudited)

The Multi-Style Equity Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has eight money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2007?

For the fiscal year ended December 31, 2007, the Multi-Style Equity Fund gained 10.36%. This compared to the Russell 1000® Index, which gained 5.77% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended December 31, 2007, the Lipper® Large-Cap Core Funds (VIP) Average returned 5.93%. This result serves as a peer comparison and is expressed net of operating expenses.

RIMCo may assign a money manager a specific style or capitalization benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is representative of the aggregate of each money manager’s benchmark index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The market environment for the year favored large capitalization stocks, and companies with a growth focus. Additionally, multinational companies that export to emerging markets performed particularly well. This was a favorable environment for the Fund.

The Fund was overweight in growth stocks, large cap stocks and exporters to developing markets stocks, and underweight to utilities. This strategy emphasized companies that were believed to be sustainable growth companies on the one hand and cyclical companies with strong long-term prospects due to global demand (e.g., agriculture, infrastructure) on the other.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

Over the past year, the Fund maintained its overweight to companies with above-average growth rates that managers believed were selling at attractive valuations. That positioning was rewarded in this period where growth stocks outpaced value stocks. The Fund benefited from growing global demand through its exposure to infrastructure and agriculture related stocks.

The Fund had strong stock selection in most sectors, especially the consumer discretionary, health care and financial sectors. Fund tilts toward growth stocks, beta (stocks whose price fluctuate more than the market), and momentum (stocks that show superior earnings and price performance) contributed positively as these factors were rewarded in the period. The Fund also benefited from an underweight to the financials sector and an overweight to technology, consumer staples and materials and processing sectors.

The Fund’s growth money managers, Turner Investment Partners, Inc., Montag & Caldwell, Inc. and Columbus Circle benefited from the strong growth environment as well as favorable stock selection and all outperformed both the Russell 1000 Index return of 5.8%, as well as the Russell 1000 Growth Index return of 11.8%. Value manager DePrince, Race & Zollo had a negative return for the year, but its results were within expectations given the market environment and its investment approach.

RIMCo currently employs a “select holdings” strategy for a portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Pursuant to this strategy, RIMCo analyzes the holdings of the Fund’s money managers in their Fund segments to identify particular stocks that have been selected by multiple money managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo purchases additional shares of certain stocks for the Fund. The strategy is designed to increase the Fund’s exposure to stocks that are viewed as attractive by multiple money managers. As the Fund outperformed for the period, the select holdings strategy also outperformed the benchmark.

At the stock selection level, the Fund benefited from overweight positions in strong performers such as Apple, Research in Motion, Google, Hess, Schlumberger and Occidental Petroleum. Overweights to US Air and AIG, and underweights to Exxon Mobil and Chevron, detracted from performance.

Describe any changes to the Fund’s structure or the money manager line-up.

In July 2007, Ark Asset Management Company, Inc. was replaced with Columbus Circle Investors. In September, Arnhold and S. Bleichroeder was added as a market-oriented manager in the Fund.

Multi-Style Equity Fund	11

Russell Investment Funds

Multi-Style Equity Fund

Shareholder Expense Example — December 31, 2007 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
July 1, 2007	$1,000.00	$1,000.00
Ending Account Value
December 31, 2007	$1,021.00	$1,020.77
Expenses Paid During Period*	$4.48	$4.48

*	Expenses are equal to the Fund’s annualized expense ratio of 0.88% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

12	Multi-Style Equity Fund

Russell Investment Funds

Multi-Style Equity Fund

Schedule of Investments — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 95.5%
Auto and Transportation - 1.4%
Daimler AG	5,800	555
Ford Motor Co. (Æ)(Ñ)	11,900	80
General Motors Corp. (Ñ)	40,665	1,012
Norfolk Southern Corp.	41,900	2,113
Northwest Airlines Corp. (Æ)	14,100	204
Tidewater, Inc.	6,300	346
TRW Automotive Holdings Corp. (Æ)(Ñ)	6,400	134
UAL Corp. (Æ)(Ñ)	25,100	895
Union Pacific Corp.	5,860	736
United Parcel Service, Inc. Class B	11,000	778
US Airways Group, Inc. (Æ)(Ñ)	3,100	46

		6,899

Consumer Discretionary - 10.8%
Activision, Inc. (Æ)	14,550	432
Amazon.Com, Inc. (Æ)(Ñ)	21,920	2,031
Apollo Group, Inc. Class A (Æ)	8,210	576
Avon Products, Inc.	27,500	1,087
Barnes & Noble, Inc. (Ñ)	7,600	262
BJ’s Wholesale Club, Inc. (Æ)(Ñ)	9,000	305
Black & Decker Corp. (Ñ)	9,600	669
Clear Channel Communications, Inc. (Ñ)	2,800	97
Clear Channel Outdoor Holdings, Inc. Class A (Æ)(Ñ)	80,684	2,232
Convergys Corp. (Æ)	9,200	151
Costco Wholesale Corp. (Ñ)	33,400	2,330
DreamWorks Animation SKG, Inc. Class A (Æ)(Ñ)	3,300	84
eBay, Inc. (Æ)	58,000	1,925
EchoStar Communications Corp. Class A (Æ)(Ñ)	4,555	172
Electronic Arts, Inc. (Æ)(Ñ)	31,540	1,842
Foot Locker, Inc.	51,200	699
GameStop Corp. Class A (Æ)(Ñ)	8,410	522
Gap, Inc. (The)	44,800	953
Google, Inc. Class A (Æ)	13,990	9,674
Guess?, Inc. (Ñ)	24,860	942
Home Depot, Inc.	30,800	830
Intercontinental Hotels Group PLC - ADR (Ñ)	30,759	535
International Game Technology	20,300	892
JC Penney Co., Inc.	20,100	884
Jones Apparel Group, Inc. (Ñ)	29,500	472
Kohl’s Corp. (Æ)	13,200	605

	Principal Amount ($) or Shares	Market Value $
Las Vegas Sands Corp. (Æ)(Ñ)	6,515	671
Leggett & Platt, Inc. (Ñ)	28,900	504
Limited Brands, Inc. (Ñ)	49,200	931
McDonald’s Corp.	85,898	5,060
Nike, Inc. Class B (Ñ)	24,500	1,574
Nintendo Co., Ltd. - ADR (Ñ)	6,970	516
OfficeMax, Inc. (Ñ)	39,800	822
Phillips-Van Heusen Corp.	11,800	435
RR Donnelley & Sons Co.	18,400	694
Saks, Inc. (Æ)(Ñ)	36,600	760
Starbucks Corp. (Æ)(Ñ)	21,810	446
Target Corp.	26,650	1,333
Tech Data Corp. (Æ)	3,300	125
TJX Cos., Inc.	8,900	256
Under Armour, Inc. Class A (Æ)(Ñ)	9,250	404
VeriSign, Inc. (Æ)(Ñ)	13,950	525
Viacom, Inc. Class B (Æ)	28,400	1,247
Virgin Media, Inc.	1,400	24
Wal-Mart Stores, Inc. (Ñ)	41,200	1,958
Walt Disney Co. (The) (Ñ)	18,600	600
Waste Management, Inc.	31,000	1,013
Yahoo!, Inc. (Æ)	12,800	298
Yum! Brands, Inc.	11,580	443

		51,842

Consumer Staples - 8.4%
Campbell Soup Co. (Ñ)	27,300	975
Clorox Co.	16,700	1,088
Coca-Cola Co. (The)	176,970	10,861
Colgate-Palmolive Co.	25,740	2,007
ConAgra Foods, Inc.	22,800	542
Diageo PLC - ADR	5,330	457
Fomento Economico Mexicano SAB de CV - ADR	9,900	378
Hershey Co. (The) (Ñ)	22,700	894
Kraft Foods, Inc. Class A (Ñ)	68,900	2,248
Kroger Co. (The)	17,900	478
McCormick & Co., Inc. (Ñ)	16,900	641
Molson Coors Brewing Co. Class B (Ñ)	20,700	1,069
Pepsi Bottling Group, Inc.	2,500	99
PepsiCo, Inc.	73,500	5,579
Procter & Gamble Co.	124,000	9,104
Safeway, Inc. (Ñ)	15,800	540
Sara Lee Corp.	26,400	424
SUPERVALU, Inc. (Ñ)	12,000	450
Unilever NV	36,800	1,342
Walgreen Co.	7,184	274
Wm. Wrigley Jr. Co. (Ñ)	18,892	1,106

		40,556

Multi-Style Equity Fund	13

Russell Investment Funds

Multi-Style Equity Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Financial Services - 14.2%
ACE, Ltd. (Ñ)	33,700	2,082
AMB Property Corp. (ö)	2,200	127
American Express Co.	27,300	1,420
American International Group, Inc. (Ñ)	103,350	6,025
Annaly Capital Management, Inc. (ö)	74,800	1,360
AON Corp.	15,000	715
Arch Capital Group, Ltd. (Æ)	4,400	310
Astoria Financial Corp.	22,600	526
Automatic Data Processing, Inc.	12,300	548
Axis Capital Holdings, Ltd. (Ñ)	8,100	316
Bank of America Corp.	63,900	2,636
Bank of New York Mellon Corp. (The)	65,526	3,195
BlackRock, Inc. Class A (Ñ)	1,680	364
Capital One Financial Corp. (Ñ)	25,200	1,191
Chubb Corp.	6,600	360
Citigroup, Inc.	82,300	2,423
CME Group, Inc. Class A (Ñ)	1,330	912
CNA Financial Corp. (Ñ)	7,400	250
Colonial BancGroup, Inc. (The) (Ñ)	34,500	467
Cullen/Frost Bankers, Inc. (Ñ)	9,700	491
Discover Financial Services (Ñ)	28,900	436
Duke Realty Corp. (ö)(Ñ)	15,100	394
Fannie Mae (Ñ)	13,000	520
First Horizon National Corp. (Ñ)	13,600	247
Freddie Mac (Ñ)	10,700	365
Goldman Sachs Group, Inc. (The) (Ñ)	21,330	4,587
H&R Block, Inc. (Ñ)	24,900	462
Hartford Financial Services Group, Inc. (Ñ)	16,700	1,456
Hospitality Properties Trust (ö)	9,300	300
Host Hotels & Resorts, Inc. (ö)	78,500	1,338
IntercontinentalExchange, Inc. (Æ)	4,430	853
JPMorgan Chase & Co. (Ñ)	186,350	8,134
Lehman Brothers Holdings, Inc. (Ñ)	15,600	1,021
Loews Corp.	11,700	589
Mack-Cali Realty Corp. (ö)(Ñ)	9,000	306
Marshall & Ilsley Corp.	23,900	633
Mastercard, Inc. Class A (Ñ)	10,370	2,232
Mercury General Corp. (Ñ)	19,800	986
MetLife, Inc. (Ñ)	9,500	585
Morgan Stanley (Ñ)	70,950	3,768
Nasdaq Stock Market, Inc. (The) (Æ)(Ñ)	4,400	218
Northern Trust Corp. (Ñ)	9,800	750
OneBeacon Insurance Group, Ltd. Class A	1,800	39
Paychex, Inc. (Ñ)	37,100	1,344

	Principal Amount ($) or Shares	Market Value $
Prologis (ö)(Ñ)	2,700	171
Protective Life Corp.	13,700	562
Prudential Financial, Inc. (Ñ)	7,300	679
South Financial Group, Inc. (The) (Ñ)	28,400	444
Sovereign Bancorp, Inc.	35,100	400
SunTrust Banks, Inc. (Ñ)	13,800	862
TCF Financial Corp. (Ñ)	19,400	348
Transatlantic Holdings, Inc. (Ñ)	500	36
Travelers Cos., Inc. (The)	13,400	721
Wachovia Corp. (Ñ)	30,700	1,167
Wells Fargo & Co.	92,300	2,787
Western Union Co. (The)	46,700	1,134
Wilmington Trust Corp. (Ñ)	23,900	841
WR Berkley Corp.	11,000	328
XL Capital, Ltd. Class A (Ñ)	7,000	352

		68,113

Health Care - 14.9%
Abbott Laboratories	36,300	2,038
Aetna, Inc.	9,300	537
Alcon, Inc.	6,000	858
Allergan, Inc. (Ñ)	42,180	2,710
AMERIGROUP Corp. Class A (Æ)	7,200	262
Baxter International, Inc.	15,280	887
Beckman Coulter, Inc. (Ñ)	500	36
Boston Scientific Corp. (Æ)	41,200	479
Bristol-Myers Squibb Co.	87,700	2,326
Cardinal Health, Inc.	21,400	1,236
Celgene Corp. (Æ)(Ñ)	2,800	129
Charles River Laboratories International, Inc. (Æ)(Ñ)	5,940	391
Community Health Systems, Inc. (Æ)(Ñ)	16,500	608
Cooper Cos., Inc. (The) (Ñ)	11,300	429
Covidien, Ltd.	34,500	1,528
CVS Caremark Corp.	175,900	6,992
Dentsply International, Inc.	7,720	348
Eli Lilly & Co.	21,400	1,143
Express Scripts, Inc. Class A (Æ)	15,900	1,161
Genzyme Corp. (Æ)	8,590	639
Gilead Sciences, Inc. (Æ)(Ñ)	117,020	5,384
Human Genome Sciences, Inc. (Æ)(Ñ)	71,800	750
Intuitive Surgical, Inc. (Æ)(Ñ)	6,890	2,236
Johnson & Johnson	55,600	3,709
King Pharmaceuticals, Inc. (Æ)(Ñ)	26,700	273
McKesson Corp.	7,800	511
Medco Health Solutions, Inc. (Æ)	21,120	2,142
Merck & Co., Inc.	159,011	9,240

14	Multi-Style Equity Fund

Russell Investment Funds

Multi-Style Equity Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Millennium Pharmaceuticals, Inc. (Æ)(Ñ)	40,400	605
Mylan, Inc. (Ñ)	46,500	654
Myriad Genetics, Inc. (Æ)(Ñ)	6,800	316
Novartis AG - ADR	50,350	2,734
Pfizer, Inc.	120,600	2,741
Schering-Plough Corp.	113,600	3,026
Shire PLC - ADR (Ñ)	7,550	521
St. Jude Medical, Inc. (Æ)(Ñ)	23,037	936
Stericycle, Inc. (Æ)	4,470	266
Stryker Corp.	28,100	2,100
Teva Pharmaceutical Industries, Ltd. - ADR	20,100	934
Thermo Fisher Scientific, Inc. (Æ)(Ñ)	72,420	4,177
Wyeth	79,682	3,521

		71,513

Integrated Oils - 6.2%
Chevron Corp.	35,600	3,323
ConocoPhillips	20,100	1,775
Exxon Mobil Corp.	89,400	8,376
Hess Corp. (Ñ)	31,200	3,147
Marathon Oil Corp.	38,400	2,337
Occidental Petroleum Corp. (Ñ)	101,600	7,822
Total SA - ADR	33,650	2,779

		29,559

Materials and Processing - 6.5%
Agrium, Inc.	22,400	1,617
Alcoa, Inc.	15,500	567
Archer-Daniels-Midland Co.	24,490	1,137
Ashland, Inc. (Ñ)	29,400	1,394
Avery Dennison Corp.	12,800	680
Bemis Co., Inc. (Ñ)	21,200	580
Bunge, Ltd.	6,820	794
Cabot Corp.	17,700	590
Chicago Bridge & Iron Co. NV	8,300	502
Commercial Metals Co. (Ñ)	7,100	209
Cytec Industries, Inc.	9,700	597
Dow Chemical Co. (The)	12,800	505
EI Du Pont de Nemours & Co. (Ñ)	83,000	3,659
EMCOR Group, Inc. (Æ)	9,600	227
Freeport-McMoRan Copper & Gold, Inc. Class B	11,400	1,168
International Paper Co. (Ñ)	52,000	1,684
KBR, Inc. (Æ)(Ñ)	5,400	210
Lubrizol Corp.	800	43
Masco Corp. (Ñ)	79,950	1,728

	Principal Amount ($) or Shares	Market Value $
Monsanto Co.	42,770	4,777
Mosaic Co. (The) (Æ)	4,570	431
Nalco Holding Co. (Ñ)	9,300	225
Newmont Mining Corp.	3,600	176
Nucor Corp. (Ñ)	13,500	799
Perini Corp. (Æ)(Ñ)	4,000	166
Potash Corp. of Saskatchewan	8,800	1,267
PPG Industries, Inc.	8,600	604
Rohm & Haas Co. (Ñ)	45,600	2,420
RPM International, Inc.	33,400	678
Sonoco Products Co.	22,800	745
Timken Co.	17,500	575
USEC, Inc. (Æ)(Ñ)	10,900	98
Valspar Corp. (Ñ)	23,300	525

		31,377

Miscellaneous - 3.7%
3M Co.	15,578	1,314
ABB, Ltd. - ADR	28,350	816
Brunswick Corp. (Ñ)	31,400	535
General Electric Co.	322,700	11,963
Textron, Inc.	41,600	2,966
Tyco International, Ltd.	3,700	147

		17,741

Other Energy - 4.9%
Baker Hughes, Inc.	22,600	1,833
Cameron International Corp. (Æ)(Ñ)	33,860	1,630
Consol Energy, Inc.	13,080	936
Continental Resources, Inc. (Æ)(Ñ)	4,100	107
Devon Energy Corp. (Ñ)	40,967	3,642
Diamond Offshore Drilling, Inc. (Ñ)	5,310	754
Frontier Oil Corp. (Ñ)	5,900	239
Halliburton Co. (Ñ)	46,900	1,778
National Oilwell Varco, Inc. (Æ)	15,300	1,124
Patterson - UTI Energy, Inc. (Ñ)	7,900	154
Schlumberger, Ltd.	52,100	5,125
Sunoco, Inc.	13,000	942
Valero Energy Corp.	8,500	595
Western Refining, Inc. (Ñ)	1,800	44
Williams Cos., Inc.	40,555	1,451
XTO Energy, Inc. (Ñ)	59,850	3,074

		23,428

Producer Durables - 4.4%
Applied Materials, Inc.	115,170	2,045
Deere & Co. (Ñ)	26,780	2,494
Diebold, Inc.	16,600	481

Multi-Style Equity Fund	15

Russell Investment Funds

Multi-Style Equity Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Dover Corp.	23,700	1,092
DR Horton, Inc. (Ñ)	17,500	230
Emerson Electric Co.	63,900	3,621
Gardner Denver, Inc. (Æ)	3,900	129
Graco, Inc. (Ñ)	15,300	570
KB Home (Ñ)	10,600	229
Lexmark International, Inc. Class A (Æ)(Ñ)	6,500	227
Molex, Inc. (Ñ)	22,500	614
Nokia OYJ - ADR	41,800	1,605
Northrop Grumman Corp.	7,200	566
Parker Hannifin Corp. (Ñ)	20,382	1,535
Pentair, Inc.	22,700	790
Raytheon Co. (Ñ)	28,126	1,707
Roper Industries, Inc. (Ñ)	6,730	421
Steelcase, Inc. Class A (Ñ)	7,600	121
United Technologies Corp.	22,404	1,715
Varian Semiconductor Equipment Associates, Inc. (Æ)(Ñ)	9,050	335
Waters Corp. (Æ)	5,540	438

		20,965

Technology - 16.1%
Advanced Micro Devices, Inc. (Æ)(Ñ)	21,800	163
Amphenol Corp. Class A (Ñ)	57,766	2,679
Analog Devices, Inc. (Ñ)	52,497	1,664
Apple, Inc. (Æ)	44,910	8,896
Applera Corp. - Applied Biosystems Group	23,200	787
AU Optronics Corp. - ADR	1	—
Broadcom Corp. Class A (Æ)(Ñ)	16,900	442
Cisco Systems, Inc. (Æ)	339,440	9,189
Citrix Systems, Inc. (Æ)	8,320	316
Computer Sciences Corp. (Æ)(Ñ)	9,200	455
Corning, Inc. 2008	39,300	943
Dell, Inc. (Æ)(Ñ)	46,800	1,147
Electronic Data Systems Corp.	18,600	386
EMC Corp. (Æ)	42,500	788
First Solar, Inc. (Æ)(Ñ)	2,400	641
Garmin, Ltd. (Ñ)	10,400	1,009
General Dynamics Corp.	6,100	543
Hewlett-Packard Co.	121,900	6,153
Intel Corp.	269,300	7,180
International Business Machines Corp.	10,100	1,092
Juniper Networks, Inc. (Æ)(Ñ)	44,640	1,482
Linear Technology Corp. (Ñ)	10,500	334
LSI Corp. (Æ)(Ñ)	19,500	104
Maxim Integrated Products, Inc. (Ñ)	84,400	2,235

	Principal Amount ($) or Shares	Market Value $
MEMC Electronic Materials, Inc. (Æ)	15,100	1,336
Microsoft Corp.	227,879	8,112
Motorola, Inc.	147,000	2,358
Nvidia Corp. (Ñ)	24,300	827
Qualcomm, Inc.	91,500	3,600
Research In Motion, Ltd. (Æ)	24,795	2,812
Salesforce.com, Inc. (Æ)(Ñ)	5,970	374
Sanmina-SCI Corp. (Æ)	46,400	84
Seagate Technology	24,320	620
Seagate Technology, Inc. (Æ)	2,300	—
Sun Microsystems, Inc. (Æ)	27,125	492
Sunpower Corp. Class A (Æ)(Ñ)	6,280	819
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	102,334	1,019
Texas Instruments, Inc.	55,450	1,852
Tyco Electronics, Ltd.	96,933	3,599
Unisys Corp. (Æ)(Ñ)	7,200	34
VMware, Inc. Class A (Æ)(Ñ)	4,400	374
Western Digital Corp. (Æ)(Ñ)	7,100	214

		77,154

Utilities - 4.0%
AGL Resources, Inc.	10,500	395
Alliant Energy Corp. (Ñ)	6,800	277
Aqua America, Inc. (Ñ)	31,800	674
AT&T, Inc.	139,011	5,777
Citizens Communications Co. (Ñ)	63,300	806
Edison International (Ñ)	9,600	512
Embarq Corp.	5,900	292
NiSource, Inc. (Ñ)	23,300	440
Pepco Holdings, Inc.	21,300	625
PG&E Corp. (Ñ)	8,100	349
Progress Energy, Inc. - CVO	1,300	—
Public Service Enterprise Group, Inc.	500	49
SCANA Corp.	7,800	329
TECO Energy, Inc. (Ñ)	21,100	363
Telephone & Data Systems, Inc.	1,400	88
Verizon Communications, Inc. (Ñ)	93,500	4,085
Vimpel-Communications - ADR	25,000	1,040
Vodafone Group PLC - ADR	56,750	2,118
Windstream Corp. (Ñ)	61,900	806

		19,025

Total Common Stocks
(cost $411,021)		458,172

16	Multi-Style Equity Fund

Russell Investment Funds

Multi-Style Equity Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Short-Term Investments - 4.5%
Russell Investment Company Money Market Fund	20,640,000	20,640
United States Treasury Bills (ž)(§)
2.962% due 03/20/08	1,200	1,191

Total Short-Term Investments
(cost $21,832)		21,831

Other Securities - 23.0%
State Street Securities Lending Quality Trust (×)	110,488,585	110,489

Total Other Securities
(cost $110,489)		110,489

Total Investments - 123.0%
(identified cost $543,342)		590,492

Other Assets and Liabilities, Net - (23.0%)		(110,570)

Net Assets - 100.0%		479,922

See accompanying notes which are an integral part of the financial statements.

Multi-Style Equity Fund	17

Russell Investment Funds

Multi-Style Equity Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

Futures Contracts (Number of Contracts)	Notional Amount		Unrealized Appreciation (Depreciation) $

Long Positions
Russell 1000 Index expiration date 03/08 (7)	USD	2,818	(29)
S&P 500 E-Mini Index (CME) expiration date 03/08 (50)	USD	3,693	(53)
S&P 500 Index (CME) expiration date 03/08 (8)	USD	2,954	(40)
S&P Midcap 400 E-Mini Index (CME) expiration date 03/08 (138)	USD	11,934	(176)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts			(298)

Presentation of Portfolio Holdings — December 31, 2007

Portfolio Summary	% of Net Assets

Auto and Transportation	1.4
Consumer Discretionary	10.8
Consumer Staples	8.4
Financial Services	14.2
Health Care	14.9
Integrated Oils	6.2
Materials and Processing	6.5
Miscellaneous	3.7
Other Energy	4.9
Producer Durables	4.4
Technology	16.1
Utilities	4.0
Short-Term Investments	4.5
Other Securities	23.0

Total Investments	123.0
Other Assets and Liabilities, Net	(23.0)

100.0

Futures Contracts	(0.1)

See accompanying notes which are an integral part of the financial statements.

18	Multi-Style Equity Fund

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Russell Investment Funds

Aggressive Equity Fund

Portfolio Management Discussion and Analysis — December 31, 2007 (Unaudited)

Aggressive Equity Fund
	Total Return
1 Year	3.42%
5 Years	16.10	%§
10 Years	5.90	%§

Russell 2500™ Index **
	Total Return
1 Year	1.38%
5 Years	16.99	%§
10 Years	9.01	%§

*	Assumes initial investment on January 1, 1998.

**

Russell 2500™ Index is composed of the bottom 500 stocks the Russell 1000® Index and all the stocks in the Russell 2000® Index. The Russell 2500™ Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

20	Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Portfolio Management Discussion and Analysis — December 31, 2007 (Unaudited)

The Aggressive Equity Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has eight money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2007?

For the fiscal year ended December 31, 2007, the Aggressive Equity Fund gained 3.42%. This compared to the Russell 2500™ Index, which gained 1.38% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended December 31, 2007, the Lipper® Small-Cap Core Funds (VIP) Average returned -1.64%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The switch from value leadership to growth leadership helped the Fund during the year as the Fund was overweight stocks with higher estimated earnings. Additionally, the Fund was underweight deeper value stocks.

Throughout the year, stock selection in consumer discretionary and financial services was additive. Stock returns within these sectors were extremely volatile depending on their exposure to subprime mortgages and housing. This presented a positive environment for active managers to outperform based on stock selection.

Additionally, exposure to U.S. companies with non-U.S. sales tended to help managers particularly as the U.S. dollar fell and investors began to question the strength of the U.S. consumer. Managers also benefited by being underweight sectors with exposure to housing or credit risk. Engineering, solar energy, and chemicals companies held by the Fund contributed positively to performance.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The Fund outperformed its Index for the year. Returns were largely driven by stock selection in the consumer discretionary sector as well as an underweight to financial services. The high growth and high valuation stocks performed best.

Gould Investment Partners LLC and Tygh Capital Management, Inc. were the best performing managers in the Fund. Gould’s outperformance was driven largely by stock selection in the consumer discretionary sector. Additionally, Gould’s stock selection in producer durables, technology, and other energy were additive. The largest contributor at the stock level was Crocs, which was up 70.42% for the year and consistently one of Gould’s largest holdings. Solar stocks (Suntech Power Holdings, SunPower Corp, JA Solar Holdings, First Solar) were a major source of Gould’s returns throughout the year. Gould benefited significantly by investing in high-growth stocks regardless of valuations, both factors that were rewarded significantly throughout most of the year.

Tygh benefited from stock selection in the consumer discretionary and technology sectors in addition to strong stock selection in industrial stocks such as McDermott International and Foster Wheeler. The consumer discretionary sector was led by an overweight in aQuantive, which was up significantly. Consumer discretionary companies that focused on home entertainment systems led the sector. Tygh benefited significantly from not being overly valuation sensitive, as valuation metrics underperformed during the year due to the shift from value leadership to growth leadership.

PanAgora Asset Management, Inc. and Jacobs Levy Equity Management, Inc. underperformed the Fund’s benchmark. Exposure to ten of the twelve economic sectors negatively contributed to performance. Stock selection in financial services, consumer discretionary, and health care sectors was the largest detractor. PanAgora’s exposure to valuation factors was a detriment, as these factors went largely unrewarded in the market as growth began to outperform value. Additionally, selection of lower market capitalization securities detracted from performance.

Jacobs Levy’s underperformance was due to its overweight in the consumer discretionary sector, a combination of its underweight and weak stock selection in the other energy sector, and its underweight in the utilities sector. Additionally, Jacob Levy’s weak stock selection in the technology sector detracted from performance.

Aggressive Equity Fund	21

Russell Investment Funds

Aggressive Equity Fund

Portfolio Management Discussion and Analysis — December 31, 2007 (Unaudited)

Describe any changes to the Fund’s structure or the money manager line-up.

In March 2007, DePrince, Race & Zollo, Inc. was hired to replace Geewax, Terker & Company and Nicholas-Applegate Capital Management, LLC. Also in March, pursuant to an asset purchase agreement with CapitalWorks Investment Partners, LLC, the CapitalWorks investment team became Berkeley Capital Management, LLP. In September of 2007, Berkeley was replaced with Ranger Investment Management, LP.

Money Managers as of December 31, 2007	Styles
ClariVest Asset Management LLC	Market-Oriented
David J. Greene and Company, LLC	Value
DePrince, Race & Zollo, Inc.	Value
Gould Investment Partners LLC	Growth
Jacobs Levy Equity Management, Inc.	Value
PanAgora Asset Management, Inc.	Market-Oriented
Ranger Investment Management, L.P.	Growth
Tygh Capital Management, Inc.	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for Russell Investment Funds (RIF) are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF Fund.

22	Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Shareholder Expense Example — December 31, 2007 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
July 1, 2007	$1,000.00	$1,000.00
Ending Account Value
December 31, 2007	$953.90	$1,019.91
Expenses Paid During Period*	$5.17	$5.35

*	Expenses are equal to the Fund’s annualized expense ratio of 1.05% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Aggressive Equity Fund	23

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 96.3%
Auto and Transportation - 2.7%
AAR Corp. (Æ)(Ñ)	24,492	931
ABX Holdings, Inc. (Æ)(Ñ)	100	—
Accuride Corp. (Æ)	248	2
Aftermarket Technology Corp. (Æ)	6,800	185
Alaska Air Group, Inc. (Æ)(Ñ)	5,200	130
Allegiant Travel Co. (Æ)(Ñ)	5,000	161
Amerigon, Inc. (Æ)(Ñ)	9,300	197
Autoliv, Inc.	55	3
BorgWarner, Inc.	18	1
Con-way, Inc. (Ñ)	6,000	249
Continental Airlines, Inc. Class A (Æ)	9,778	218
Dana Corp. (Æ)(Ñ)	47,300	1
Danaos Corp.	4,200	111
Double Hull Tankers, Inc. (Ñ)	15,000	184
Expeditors International of Washington, Inc. (Ñ)	6,801	304
Genco Shipping & Trading, Ltd. (Ñ)	1,800	99
Hub Group, Inc. Class A (Æ)	11,515	306
Kansas City Southern (Æ)(Ñ)	5,700	196
Kirby Corp. (Æ)(Ñ)	8,651	402
Lear Corp. (Æ)	4,600	127
Modine Manufacturing Co. (Ñ)	6,900	114
Navistar International Corp. (Æ)(Ñ)	2,000	108
Northwest Airlines Corp. (Æ)	9,600	139
Overseas Shipholding Group, Inc.	2,900	216
Skywest, Inc. (Ñ)	5,974	160
Standard Motor Products, Inc.	3,312	27
Stoneridge, Inc. (Æ)(Ñ)	1,600	13
TBS International, Ltd. Class A (Æ)(Ñ)	600	20
Tidewater, Inc.	323	18
TRW Automotive Holdings Corp. (Æ)(Ñ)	11,200	234
UAL Corp. (Æ)	4,478	160
US Airways Group, Inc. (Æ)(Ñ)	13,000	191
UTI Worldwide, Inc. (Ñ)	11,708	229
Visteon Corp. (Æ)(Ñ)	9,700	43
Wabtec Corp. (Ñ)	20,300	699

		6,178

Consumer Discretionary - 14.6%
Abercrombie & Fitch Co. Class A	6,970	557
ABM Industries, Inc. (Ñ)	3,500	71
Activision, Inc. (Æ)	45,968	1,365
Administaff, Inc.	1,791	51
Advance Auto Parts, Inc. (Ñ)	4,800	182
Advisory Board Co. (The) (Æ)(Ñ)	7,569	486

	Principal Amount ($) or Shares	Market Value $
AFC Enterprises (Æ)(Ñ)	5,000	57
Alberto-Culver Co. Class B	12,700	312
American Woodmark Corp.	6,145	112
Ameristar Casinos, Inc. (Ñ)	17,200	474
Apollo Group, Inc. Class A (Æ)	5,799	407
Asbury Automotive Group, Inc. (Ñ)	4,100	62
AutoNation, Inc. (Æ)(Ñ)	19,000	298
Bally Technologies, Inc. (Æ)(Ñ)	18,388	914
Barnes & Noble, Inc.	9,300	320
Big Lots, Inc. (Æ)	11,019	176
BJ’s Wholesale Club, Inc. (Æ)(Ñ)	17,000	575
Black & Decker Corp.	3,058	213
Blockbuster, Inc. Class A (Æ)	27,999	109
Blyth, Inc. (Ñ)	6,200	136
Bob Evans Farms, Inc.	1,819	49
Books-A-Million, Inc. Class A	437	5
Borders Group, Inc. (Ñ)	24,634	262
Brightpoint, Inc. (Æ)(Ñ)	22,400	344
Brown Shoe Co., Inc. (Ñ)	9,900	150
Buckle, Inc. (The)	4,600	152
Capella Education Co. (Æ)(Ñ)	500	33
Carter’s, Inc. (Æ)(Ñ)	4,400	85
CBRL Group, Inc.	6,879	223
CDI Corp. (Ñ)	2,100	51
Chemed Corp. (Ñ)	11,286	631
Chipotle Mexican Grill, Inc. Class A (Æ)(Ñ)	3,700	544
Churchill Downs, Inc. (Ñ)	4,700	254
CMGI, Inc. (Æ)(Ñ)	13,980	183
Convergys Corp. (Æ)	41,552	684
Corinthian Colleges, Inc. (Æ)(Ñ)	15,100	233
Corrections Corp. of America (Æ)(Ñ)	9,800	289
CROCS, Inc. (Æ)(Ñ)	10,500	387
CSS Industries, Inc. (Ñ)	1,500	55
Denny’s Corp. (Æ)	12,278	46
DeVry, Inc.	2,471	128
Discovery Holding Co. Class A (Æ)(Ñ)	6,700	168
Dolby Laboratories, Inc. Class A (Æ)	12,600	626
Dollar Tree Stores, Inc. (Æ)	16,259	421
DreamWorks Animation SKG, Inc. Class A (Æ)(Ñ)	13,956	356
DynCorp International, Inc. Class A (Æ)(Ñ)	8,200	220
Earthlink, Inc. (Æ)(Ñ)	37,900	268
Electronic Arts, Inc. (Æ)(Ñ)	8,964	524
Family Dollar Stores, Inc.	268	5
Focus Media Holding, Ltd. - ADR (Æ)(Ñ)	8,600	489
FTD Group, Inc. (Ñ)	22,600	291

24	Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

FTI Consulting, Inc. (Æ)(Ñ)	12,300	758
Gaiam, Inc. Class A (Æ)(Ñ)	10,900	324
GameStop Corp. Class A (Æ)(Ñ)	5,799	360
Gaylord Entertainment Co. (Æ)(Ñ)	4,900	198
Geo Group, Inc. (The) (Æ)(Ñ)	21,722	608
Gray Television, Inc. (Ñ)	34,500	277
Great Lakes Dredge & Dock Co.	2,300	20
Greenfield Online, Inc. (Æ)	7,127	104
Group 1 Automotive, Inc. (Ñ)	5,200	124
Harris Interactive, Inc. (Æ)(Ñ)	5,100	22
Hasbro, Inc. (Ñ)	22,470	575
Hertz Global Holdings, Inc. (Æ)(Ñ)	9,700	154
Hewitt Associates, Inc. Class A (Æ)	17,134	656
Hooker Furniture Corp. (Ñ)	1,000	20
ICF International, Inc. (Æ)(Ñ)	7,300	184
IHOP Corp.	2,522	92
IKON Office Solutions, Inc.	3,662	48
Infospace, Inc.	6,100	115
infoUSA, Inc. (Ñ)	21,671	194
Insight Enterprises, Inc. (Æ)(Ñ)	1,000	18
International Speedway Corp. Class A	4,600	189
inVentiv Health, Inc. (Æ)(Ñ)	12,600	390
Jack in the Box, Inc. (Æ)	7,900	204
Jakks Pacific, Inc. (Æ)(Ñ)	6,600	156
Jo-Ann Stores, Inc. (Æ)	7,836	103
Journal Communications, Inc. Class A (Ñ)	8,000	72
Kelly Services, Inc. Class A (Ñ)	3,400	63
Kenneth Cole Productions, Inc. Class A (Ñ)	2,700	47
Leapfrog Enterprises, Inc. Class A (Æ)(Ñ)	5,800	39
Learning Tree International, Inc. (Æ)	8,666	199
LECG Corp. (Æ)	102	2
Lin TV Corp. Class A (Æ)(Ñ)	5,600	68
LKQ Corp. (Æ)	15,690	330
Maidenform Brands, Inc. (Æ)(Ñ)	2,500	34
MAXIMUS, Inc.	2,589	100
Meredith Corp. (Ñ)	2,600	143
Mohawk Industries, Inc. (Æ)	1,287	96
MSC Industrial Direct Co. Class A (Ñ)	4,654	188
Net 1 UEPS Technologies, Inc. (Æ)	4,170	122
New Oriental Education & Technology Group - ADR (Æ)	5,400	435
Nu Skin Enterprises, Inc. Class A (Ñ)	4,300	71
O’Charleys, Inc. (Ñ)	18,594	279
O’Reilly Automotive, Inc. (Æ)(Ñ)	14,191	460
Orient-Express Hotels, Ltd. Class A (Ñ)	7,362	423

	Principal Amount ($) or Shares	Market Value $
Overstock.com, Inc. (Æ)	2,887	45
Papa John’s International, Inc. (Æ)(Ñ)	5,400	123
PC Connection, Inc. (Æ)(Ñ)	2,800	32
Perficient, Inc. (Æ)(Ñ)	39,900	628
Perry Ellis International, Inc. (Æ)(Ñ)	8,776	135
Phillips-Van Heusen Corp. (Ñ)	10,000	369
Pier 1 Imports, Inc. (Æ)(Ñ)	31,600	165
Prestige Brands Holdings, Inc. (Æ)	2,010	15
Quiksilver, Inc. (Æ)(Ñ)	26,900	231
RadioShack Corp.	12,112	204
Red Robin Gourmet Burgers, Inc. (Æ)	1,748	56
Rent-A-Center, Inc. Class A (Æ)	3,300	48
Republic Services, Inc. Class A	23,689	743
Revlon, Inc. Class A (Æ)(Ñ)	11,100	13
Rush Enterprises, Inc. Class A (Æ)	2,295	42
Scholastic Corp. (Æ)(Ñ)	11,290	394
Service Corp. International (Ñ)	12,400	174
Shanda Interactive Entertainment, Ltd. - ADR (Æ)(Ñ)	9,600	320
Sinclair Broadcast Group, Inc. Class A (Ñ)	27,581	226
Sohu.com, Inc. (Æ)(Ñ)	1,900	104
Sonic Automotive, Inc. Class A (Ñ)	5,800	112
Source Interlink Cos., Inc. (Æ)(Ñ)	11,200	32
Spectrum Brands, Inc. (Æ)(Ñ)	7,500	40
Speedway Motorsports, Inc. (Ñ)	1,400	44
Spherion Corp. (Æ)(Ñ)	28,200	205
Stewart Enterprises, Inc. Class A (Ñ)	30,300	270
Strayer Education, Inc. (Ñ)	1,800	307
Tech Data Corp. (Æ)	8,045	303
Tiffany & Co.	4,115	189
Toro Co. (Ñ)	1,700	93
United Natural Foods, Inc. (Æ)(Ñ)	14,450	458
United Online, Inc. (Ñ)	55,200	652
United Stationers, Inc. (Æ)(Ñ)	3,400	157
Urban Outfitters, Inc. (Æ)(Ñ)	24,940	680
VeriSign, Inc. (Æ)(Ñ)	18,130	682
Volcom, Inc. (Æ)(Ñ)	9,600	211
Volt Information Sciences, Inc. (Æ)	2,200	40
Warnaco Group, Inc. (The) (Æ)(Ñ)	8,300	289
Warner Music Group Corp. (Ñ)	24,600	149
West Marine, Inc. (Æ)(Ñ)	5,534	50
Westwood One, Inc. (Ñ)	17,200	34
World Wrestling Entertainment, Inc. Class A (Ñ)	14,300	211

		33,372

Consumer Staples - 2.4%
Alliance One International, Inc. (Æ)(Ñ)	37,391	152

Aggressive Equity Fund	25

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

B&G Foods, Inc. Class A (Ñ)	23,700	242
Boston Beer Co., Inc. Class A (Æ)(Ñ)	1,469	55
Chiquita Brands International, Inc. (Æ)	3,094	57
Church & Dwight Co., Inc.	3,842	208
Coca-Cola Bottling Co. Consolidated (Ñ)	200	12
Del Monte Foods Co.	15,500	147
Flowers Foods, Inc. (Ñ)	2,400	56
Fresh Del Monte Produce, Inc. (Æ)(Ñ)	24,900	836
Green Mountain Coffee Roasters, Inc. (Æ)(Ñ)	7,800	317
Hormel Foods Corp.	2,000	81
JM Smucker Co. (The)	9,142	470
Loews Corp. - Carolina Group	7,400	631
Molson Coors Brewing Co. Class B (Ñ)	8,700	449
Nash Finch Co.	7,237	255
NBTY, Inc. (Æ)	7,338	201
PepsiAmericas, Inc. (Ñ)	8,900	297
Ralcorp Holdings, Inc. (Æ)	14	1
Ruddick Corp.	1,600	56
Sanderson Farms, Inc. (Ñ)	5,852	198
Schweitzer-Mauduit International, Inc.	4,469	116
Spartan Stores, Inc. (Ñ)	3,200	73
Tootsie Roll Industries, Inc. (Ñ)	8,459	232
TreeHouse Foods, Inc. (Æ)(Ñ)	6,000	138
Universal Corp.	4,127	211

		5,491

Financial Services - 14.4%
Advance America Cash Advance Centers, Inc.	7,697	78
Affiliated Managers Group, Inc. (Æ)(Ñ)	7,755	911
Allied World Assurance Co. Holdings, Ltd.	3,200	161
American Financial Group, Inc.	16,641	481
Amerisafe, Inc. (Æ)	10,294	160
AmTrust Financial Services, Inc.	3,486	48
Annaly Capital Management, Inc. (ö)(Ñ)	56,844	1,033
Anthracite Capital, Inc. (ö)	3,898	28
Anworth Mortgage Asset Corp. (ö)(Ñ)	32,200	266
Apollo Investment Corp. (Ñ)	11,000	188
Arch Capital Group, Ltd. (Æ)(Ñ)	9,200	647
Ashford Hospitality Trust, Inc. (ö)(Ñ)	23,700	170
Aspen Insurance Holdings, Ltd. (Ñ)	12,700	366
Assurant, Inc. (Ñ)	9,404	629
Astoria Financial Corp. (Ñ)	9,600	223
Axis Capital Holdings, Ltd.	11,600	452

	Principal Amount ($) or Shares	Market Value $
Bancfirst Corp. (Ñ)	1,000	43
Banco Latinoamericano de Exportaciones SA Class E	3,300	54
Bancorpsouth, Inc. (Ñ)	4,200	99
Bank of Hawaii Corp. (Ñ)	6,000	307
BankUnited Financial Corp. Class A	15,336	106
BioMed Realty Trust, Inc. (ö)	7,000	162
BOK Financial Corp. (Ñ)	930	48
Broadridge Financial Solutions, Inc. (Ñ)	30,200	677
Calamos Asset Management, Inc. Class A	2,886	86
Capitol Bancorp, Ltd.	2,600	52
Capstead Mortgage Corp. (ö)(Ñ)	23,200	306
Cash America International, Inc.	7,797	252
CIT Group, Inc. (Ñ)	4,800	115
City Bank (Ñ)	1,200	27
City National Corp. (Ñ)	3,800	226
CNA Surety Corp. (Æ)(Ñ)	2,800	55
Colonial BancGroup, Inc. (The)	203	3
Commerce Bancshares, Inc. (Ñ)	4,826	216
Corus Bankshares, Inc.	17,894	191
CyberSource Corp. (Æ)	17,600	313
Darwin Professional Underwriters, Inc. (Æ)	900	22
Deerfield Capital Corp. (ö)(Ñ)	14,400	115
Deluxe Corp. (Ñ)	35,813	1,178
Digital Realty Trust, Inc. (ö)	3,493	134
Dime Community Bancshares (Ñ)	14,100	180
DST Systems, Inc. (Æ)	1,986	164
East West Bancorp, Inc. (Ñ)	12,533	304
EastGroup Properties, Inc. (ö)(Ñ)	700	29
Eaton Vance Corp.	6,213	282
EMC Insurance Group, Inc. (Ñ)	900	21
Equity Lifestyle Properties, Inc. (ö)	1,731	79
Euronet Worldwide, Inc. (Æ)(Ñ)	26,107	783
Evercore Partners, Inc. Class A (Ñ)	1,000	22
Factset Research Systems, Inc. (Ñ)	5,000	279
Fair Isaac Corp.	115	4
FBL Financial Group, Inc. Class A	1,800	62
FCStone Group, Inc. (Æ)(Ñ)	7,900	364
Federated Investors, Inc. Class B	6,861	282
Fidelity National Financial, Inc. Class A (Ñ)	17,200	251
First American Corp. (Ñ)	9,600	328
First Marblehead Corp. (The)	1,626	25
FirstFed Financial Corp. (Æ)	4,882	175
Flushing Financial Corp. (Ñ)	10,800	173
Frontier Financial Corp.	1,344	25

26	Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

GAMCO Investors, Inc. Class A (Ñ)	1,500	104
Global Payments, Inc.	15,139	704
Gramercy Capital Corp. (ö)(Ñ)	1,000	24
Great Southern Bancorp, Inc. (Ñ)	700	15
Green Bankshares, Inc. (Ñ)	1,200	23
Greenhill & Co., Inc.	1,738	116
Hallmark Financial Services, Inc. (Æ)	1,300	21
Hanover Insurance Group, Inc. (The)	6,000	275
Harleysville Group, Inc. (Ñ)	2,000	71
HCC Insurance Holdings, Inc.	9,750	280
Heartland Payment Systems, Inc.	1,791	48
Hercules Technology Growth Capital, Inc. (Ñ)	26,300	327
Hersha Hospitality Trust (ö)(Ñ)	3,400	32
Hospitality Properties Trust (ö)(Ñ)	10,100	325
HRPT Properties Trust (ö)(Ñ)	27,400	212
Huron Consulting Group, Inc. (Æ)(Ñ)	6,300	508
Hypercom Corp. (Æ)(Ñ)	3,400	17
IBERIABANK Corp. (Ñ)	1,100	51
Imperial Capital Bancorp, Inc.	987	18
Intervest Bancshares Corp. Class A (Ñ)	2,300	40
Invesco, Ltd. (Ñ)	22,629	710
Investors Bancorp, Inc. (Æ)	17,700	250
Investors Real Estate Trust (ö)	2,600	23
IPC Holdings, Ltd. (Ñ)	13,300	384
Jack Henry & Associates, Inc.	4,445	108
Janus Capital Group, Inc. (Ñ)	4,700	154
Jefferies Group, Inc. (Ñ)	14,828	342
JER Investment Trust, Inc. (Æ)(Þ)	9,200	99
Jones Lang LaSalle, Inc.	1,498	107
Kearny Financial Corp. (Ñ)	5,800	69
Liberty Property Trust (ö)(Ñ)	7,700	222
MCG Capital Corp. (Ñ)	9,400	109
Meadowbrook Insurance Group, Inc. (Æ)(Ñ)	20,200	190
MFA Mortgage Investments, Inc. (ö)	89,500	828
Midwest Banc Holdings, Inc.	15,400	191
MVC Capital, Inc.	2,400	39
Nasdaq Stock Market, Inc. (The) (Æ)(Ñ)	21,759	1,077
National Retail Properties, Inc. (ö)	10,722	251
Nationwide Financial Services, Inc.	5,900	266
Nationwide Health Properties, Inc. (ö)	418	13
NewStar Financial, Inc. (Æ)(Ñ)	2,200	18
NorthStar Realty Finance Corp. (ö)(Ñ)	4,600	41
Ocwen Financial Corp. (Æ)	8,817	49
Odyssey Re Holdings Corp. (Ñ)	5,800	213
Old National Bancorp (Ñ)	15,200	227

	Principal Amount ($) or Shares	Market Value $
OMEGA Healthcare Investors, Inc. (ö)	1,182	19
OneBeacon Insurance Group, Ltd. Class A	3,500	75
optionsXpress Holdings, Inc. (Ñ)	13,757	465
Pacific Capital Bancorp NA	1,323	27
Pennsylvania Real Estate Investment Trust (ö)(Ñ)	5,100	151
People’s United Financial, Inc. (Ñ)	27,207	484
Philadelphia Consolidated Holding Co. (Æ)	5,247	206
Phoenix Cos., Inc. (The) (Ñ)	13,100	156
Platinum Underwriters Holdings, Ltd.	9,900	352
Potlatch Corp. (ö)(Ñ)	9,788	435
Preferred Bank (Ñ)	1,050	27
Protective Life Corp.	7,600	312
Provident New York Bancorp (Ñ)	3,500	45
Raymond James Financial, Inc. (Ñ)	24,300	794
Realty Income Corp. (ö)	4,040	109
Reinsurance Group of America, Inc. (Ñ)	5,700	299
RenaissanceRe Holdings, Ltd.	2,400	145
Ryder System, Inc. (Ñ)	3,800	179
S1 Corp. (Æ)(Ñ)	35,540	259
Safety Insurance Group, Inc.	3,611	132
SEI Investments Co. (Ñ)	29,000	933
StanCorp Financial Group, Inc.	6,800	343
Sterling Bancorp (Ñ)	9,100	124
Sterling Bancshares, Inc. (Ñ)	11,200	125
Strategic Hotels & Resorts, Inc. (ö)	5,582	93
Sun Bancorp, Inc. (Æ)(Ñ)	1,500	24
Superior Bancorp (Æ)(Ñ)	3,700	20
SWS Group, Inc. (Ñ)	10,327	131
Taylor Capital Group, Inc. (Ñ)	1,834	37
Total System Services, Inc. (Ñ)	10,037	281
Transatlantic Holdings, Inc. (Ñ)	1,600	116
United America Indemnity, Ltd. Class A (Æ)	3,500	70
United Fire & Casualty Co. (Ñ)	1,600	47
Universal American Financial Corp. (Æ)(Ñ)	7,672	196
Universal Health Realty Income Trust (ö)	1,204	43
Unum Group (Ñ)	13,600	324
Ventas, Inc. (ö)	3,424	155
ViewPoint Financial Group	8,800	145
Waddell & Reed Financial, Inc. Class A	4,840	175
Webster Financial Corp. (Ñ)	7,894	252
West Coast Bancorp (Ñ)	900	17

Aggressive Equity Fund	27

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Whitney Holding Corp. (Ñ)	6,900	180
Wilmington Trust Corp. (Ñ)	3,500	123
Winthrop Realty Trust (ö)	6,900	37
WP Stewart & Co., Ltd. (Æ)	2,300	12
Wright Express Corp. (Æ)	3,585	127
Zenith National Insurance Corp. (Ñ)	13,874	621

		33,073

Health Care - 11.2%
Abaxis, Inc. (Æ)	8,700	312
Accelrys, Inc. (Æ)(Ñ)	24,600	185
Advanced Medical Optics, Inc. (Æ)(Ñ)	14,200	348
Air Methods Corp. (Æ)	1,067	53
Albany Molecular Research, Inc. (Æ)	2,654	38
Allscripts Healthcare Solutions, Inc. (Æ)(Ñ)	18,848	366
Alnylam Pharmaceuticals, Inc. (Æ)	12	—
Amedisys, Inc. (Æ)(Ñ)	6,700	325
American Medical Systems Holdings, Inc. (Æ)(Ñ)	15,140	219
AMERIGROUP Corp. Class A (Æ)(Ñ)	19,900	725
Amsurg Corp. Class A (Æ)	555	15
Applera Corp. - Celera Group (Æ)	13,500	214
Apria Healthcare Group, Inc. (Æ)	1,425	31
Arthrocare Corp. (Æ)(Ñ)	5,156	248
Beckman Coulter, Inc. (Ñ)	3,100	226
Bio-Rad Laboratories, Inc. Class A (Æ)	3,700	383
Bradley Pharmaceuticals, Inc. (Æ)	3,108	61
Centene Corp. (Æ)(Ñ)	9,900	272
Cephalon, Inc. (Æ)	2,158	155
Cepheid, Inc. (Æ)(Ñ)	6,800	179
Charles River Laboratories International, Inc. (Æ)(Ñ)	2,500	164
Community Health Systems, Inc. (Æ)(Ñ)	10,800	398
Conmed Corp. (Æ)(Ñ)	7,831	181
Cooper Cos., Inc. (The) (Ñ)	11,600	441
Cubist Pharmaceuticals, Inc. (Æ)	5,598	115
Cypress Bioscience, Inc. (Æ)	8,100	89
Datascope Corp. (Ñ)	8,500	309
DENTSPLY International, Inc.	4,969	224
Discovery Laboratories, Inc. (Æ)(Ñ)	14,200	31
Eclipsys Corp. (Æ)	6,231	158
Emergency Medical Services Corp. Class A (Æ)(Ñ)	4,082	120
Endo Pharmaceuticals Holdings, Inc. (Æ)	5,692	152
eResearchTechnology, Inc. (Æ)(Ñ)	22,400	265

	Principal Amount ($) or Shares	Market Value $
Gen-Probe, Inc. (Æ)(Ñ)	6,100	384
Greatbatch, Inc. (Æ)	4,590	92
Haemonetics Corp. (Æ)(Ñ)	9,511	599
Hanger Orthopedic Group, Inc. (Æ)(Ñ)	1,400	15
Health Net, Inc. (Æ)	5,114	247
Healthspring, Inc. (Æ)	25,106	478
Healthways, Inc. (Æ)(Ñ)	4,426	259
Henry Schein, Inc. (Æ)	606	37
HMS Holdings Corp. (Æ)(Ñ)	30,088	999
Hologic, Inc. (Æ)(Ñ)	12,412	852
I-Flow Corp. (Æ)	3,615	57
Icon PLC - ADR (Æ)	8,290	513
Illumina, Inc. (Æ)(Ñ)	19,472	1,154
Immucor, Inc. (Æ)(Ñ)	32,424	1,102
IMS Health, Inc.	5,900	136
Intuitive Surgical, Inc. (Æ)(Ñ)	2,598	843
Invacare Corp. (Ñ)	22,068	556
Invitrogen Corp. (Æ)(Ñ)	8,100	757
Isis Pharmaceuticals, Inc. (Æ)(Ñ)	6,100	96
Kendle International, Inc. (Æ)	2,989	146
Kindred Healthcare, Inc. (Æ)(Ñ)	3,000	75
King Pharmaceuticals, Inc. (Æ)(Ñ)	34,534	354
KV Pharmaceutical Co. Class A (Æ)(Ñ)	12,800	365
Lincare Holdings, Inc. (Æ)	4,049	142
Martek Biosciences Corp. (Æ)	2,859	85
Masimo Corp. (Æ)(Ñ)	6,133	242
Matria Healthcare, Inc. (Æ)	3,593	85
Medcath Corp. (Æ)	3,698	91
Medicis Pharmaceutical Corp. Class A (Ñ)	8,664	225
Medtox Scientific, Inc. (Æ)	1,275	23
Meridian Bioscience, Inc. (Ñ)	12,000	361
Millipore Corp. (Æ)(Ñ)	4,100	300
Molina Healthcare, Inc. (Æ)(Ñ)	5,200	201
Myriad Genetics, Inc. (Æ)(Ñ)	7,400	344
Neurocrine Biosciences, Inc. (Æ)(Ñ)	13,100	59
NuVasive, Inc. (Æ)	3,800	150
Omrix Biopharmaceuticals, Inc. (Æ)(Ñ)	7,000	243
OSI Pharmaceuticals, Inc. (Æ)	2,519	122
Par Pharmaceutical Cos., Inc. (Æ)	3,000	72
Patterson Cos., Inc. (Æ)	3,740	127
Pediatrix Medical Group, Inc. (Æ)(Ñ)	12,145	828
Perrigo Co. (Ñ)	12,053	422
Pharmacopeia, Inc. (Æ)(Ñ)	16,050	77
PharmaNet Development Group, Inc. (Æ)	654	26
PharMerica Corp. (Æ)(Ñ)	9,400	130
Phase Forward, Inc. (Æ)(Ñ)	2,700	59
Psychiatric Solutions, Inc. (Æ)(Ñ)	33,199	1,079

28	Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Quality Systems, Inc. (Ñ)	10,474	319
Resmed, Inc. (Æ)(Ñ)	8,335	438
Sciele Pharma, Inc. (Æ)	5,609	115
Sirona Dental Systems, Inc. (Æ)(Ñ)	15,510	519
SurModics, Inc. (Æ)	167	9
Symmetry Medical, Inc. (Æ)	2,116	37
Techne Corp. (Æ)	9,496	627
VCA Antech, Inc. (Æ)	15,600	690
Watson Pharmaceuticals, Inc. Class B (Æ)	9,726	264
WellCare Health Plans, Inc. (Æ)	579	25
West Pharmaceutical Services, Inc.	1,300	53

		25,707

Materials and Processing - 11.5%
Airgas, Inc.	12,845	669
AK Steel Holding Corp. (Æ)	3,544	164
Albemarle Corp. (Ñ)	16,288	672
Ashland, Inc. (Ñ)	6,300	299
Ball Corp.	8,784	395
Barnes Group, Inc. (Ñ)	9,936	332
Bluegreen Corp. (Æ)(Ñ)	3,000	22
Buckeye Technologies, Inc. (Æ)(Ñ)	41,375	517
Cambrex Corp. (Ñ)	23,500	197
Carpenter Technology Corp. (Ñ)	6,926	521
Celanese Corp. Class A	23,389	990
CF Industries Holdings, Inc.	4,144	456
Chemtura Corp.	52,600	410
Chicago Bridge & Iron Co. NV	12,423	751
Cie Generale de Geophysique-Veritas - ADR (Æ)	5,109	286
Comfort Systems USA, Inc. (Ñ)	9,800	125
Commercial Metals Co.	4,637	137
Constar International, Inc. (Æ)(Ñ)	10,500	43
Corn Products International, Inc. (Ñ)	8,502	312
Crown Holdings, Inc. (Æ)	17,600	451
Cytec Industries, Inc. (Ñ)	12,100	745
DuPont Fabros Technology, Inc. (ö)(Ñ)	11,200	220
Dycom Industries, Inc. (Æ)	2,800	75
Dynamic Materials Corp. (Ñ)	5,900	348
Eastman Chemical Co. (Ñ)	9,289	567
EMCOR Group, Inc. (Æ)	28,912	683
EnerSys (Æ)(Ñ)	2,400	60
Ennis, Inc. (Ñ)	5,900	106
Ferro Corp.	1,911	40
Glatfelter	18,900	289
GrafTech International, Ltd. (Æ)	12,251	217
Granite Construction, Inc.	5,500	199

	Principal Amount ($) or Shares	Market Value $
Haynes International, Inc. (Æ)(Ñ)	6,100	424
HB Fuller Co.	7,300	164
Hecla Mining Co. (Æ)	6,937	65
Hercules, Inc. (Ñ)	19,344	374
Hilltop Holdings, Inc. (Æ)(Ñ)	3,800	41
Innospec, Inc.	5,538	95
Interface, Inc. Class A	792	13
Jacobs Engineering Group, Inc. (Æ)(Ñ)	12,570	1,202
KBR, Inc. (Æ)(Ñ)	17,850	693
Koppers Holdings, Inc. (Ñ)	4,400	190
Layne Christensen Co. (Æ)(Ñ)	2,600	128
LB Foster Co. Class A (Æ)(Ñ)	7,961	412
Lennox International, Inc. (Ñ)	14,293	592
LSI Industries, Inc.	4,300	78
Lubrizol Corp.	3,600	195
Lydall, Inc. (Æ)	1,200	13
McDermott International, Inc. (Æ)	23,409	1,382
Meruelo Maddux Properties, Inc. (Æ)(Ñ)	1,800	7
Michael Baker Corp. (Æ)	767	32
Myers Industries, Inc. (Ñ)	12,900	187
NewMarket Corp. (Ñ)	500	28
Olin Corp. (Ñ)	25,200	487
OM Group, Inc. (Æ)	12,993	748
Owens-Illinois, Inc. (Æ)	6,558	325
Perini Corp. (Æ)(Ñ)	5,159	214
PolyOne Corp. (Æ)(Ñ)	11,600	76
Quanta Services, Inc. (Æ)(Ñ)	22,800	598
Reliance Steel & Aluminum Co.	236	13
Rock-Tenn Co. Class A (Ñ)	22,197	564
Rockwood Holdings, Inc. (Æ)	3,647	121
RTI International Metals, Inc. (Æ)(Ñ)	5,150	355
Schnitzer Steel Industries, Inc. Class A (Ñ)	5,343	369
Shaw Group, Inc. (The) (Æ)	3,178	192
Sigma-Aldrich Corp.	10,100	551
Simpson Manufacturing Co., Inc.	3,315	88
Sonoco Products Co.	19,029	622
Spartech Corp.	18,762	265
Standard Register Co. (The) (Ñ)	2,100	24
Superior Essex, Inc. (Æ)(Ñ)	5,451	131
Terra Nitrogen Co., LP (Ñ)	2,000	299
Timken Co.	10,700	351
Tredegar Corp.	4,868	78
Tronox, Inc. Class B (Ñ)	4,800	42
URS Corp. (Æ)(Ñ)	30,586	1,662
USEC, Inc. (Æ)(Ñ)	27,010	243
Valspar Corp. (Ñ)	5,600	126

Aggressive Equity Fund	29

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Wausau Paper Corp. (Ñ)	4,700	42
Xerium Technologies, Inc.	3,100	16
Zep, Inc. (Æ)	212	3

		26,218

Miscellaneous - 0.6%
Brunswick Corp. (Ñ)	18,575	317
Castlepoint Holdings, Ltd. (Æ)(Þ)	30,900	371
iPCS, Inc.	177	6
Lancaster Colony Corp. (Ñ)	4,400	175
Teleflex, Inc.	7,771	489

		1,358

Other Energy - 6.3%
Atlas America, Inc. (Ñ)	6,500	385
ATP Oil & Gas Corp. (Æ)	5,400	273
Atwood Oceanics, Inc. (Æ)(Ñ)	7,740	776
Berry Petroleum Co. Class A (Ñ)	7,600	338
Bois d’Arc Energy, Inc. (Æ)(Ñ)	16,200	321
Brigham Exploration Co. (Æ)(Ñ)	40,790	307
Bronco Drilling Co., Inc. (Æ)	2,499	37
Cameron International Corp. (Æ)(Ñ)	6,600	318
CARBO Ceramics, Inc. (Ñ)	6,000	223
Carrizo Oil & Gas, Inc. (Æ)(Ñ)	7,900	432
Comstock Resources, Inc. (Æ)	524	18
Continental Resources, Inc. (Æ)(Ñ)	2,100	55
Core Laboratories NV (Æ)(Ñ)	7,015	875
Dawson Geophysical Co. (Æ)(Ñ)	1,100	79
Delek US Holdings, Inc. (Ñ)	9,800	198
Dresser-Rand Group, Inc. (Æ)	8,374	327
Dril-Quip, Inc. (Æ)(Ñ)	11,400	634
EnerNOC, Inc. - ADR (Æ)(Ñ)	5,600	275
FMC Technologies, Inc. (Æ)(Ñ)	8,494	482
Frontier Oil Corp. (Ñ)	2,400	97
Global Industries, Ltd. (Æ)	15,056	322
Goodrich Petroleum Corp. (Æ)(Ñ)	8,124	184
Grey Wolf, Inc. (Æ)(Ñ)	41,900	223
Helmerich & Payne, Inc. (Ñ)	9,900	397
Hornbeck Offshore Services, Inc. (Æ)(Ñ)	9,700	436
JA Solar Holdings Co., Ltd. - ADR (Æ)(Ñ)	5,000	349
Mariner Energy, Inc. (Æ)	5,658	129
Meridian Resource Corp. (Æ)	8,689	16
NATCO Group, Inc. Class A (Æ)(Ñ)	6,815	369
Newfield Exploration Co. (Æ)	5,050	266
Oceaneering International, Inc. (Æ)	12,392	835
Ormat Technologies, Inc. (Ñ)	4,900	269
Patterson-UTI Energy, Inc.	5,000	98

	Principal Amount ($) or Shares	Market Value $
Petrohawk Energy Corp. (Æ)	9,346	162
Petroquest Energy, Inc. (Æ)(Ñ)	42,900	613
Quicksilver Resources, Inc. (Æ)	3,000	179
Range Resources Corp.	5,000	257
Rosetta Resources, Inc. (Æ)	2,648	52
SEACOR Holdings, Inc. (Æ)(Ñ)	3,600	334
Southwestern Energy Co. (Æ)(Ñ)	9,200	513
Stone Energy Corp. (Æ)	14,000	657
T-3 Energy Services, Inc. (Æ)	400	19
Targa Resources Partners, LP (Ñ)	5,700	169
Tesoro Corp. (Ñ)	14,435	688
TETRA Technologies, Inc. (Æ)(Ñ)	11,100	173
Union Drilling, Inc. (Æ)(Ñ)	2,900	46
W&T Offshore, Inc.	4,390	131
Western Refining, Inc. (Ñ)	6,400	155

		14,491

Producer Durables - 9.1%
Actuant Corp. Class A	290	10
AGCO Corp. (Æ)(Ñ)	10,227	695
Arris Group, Inc. (Æ)(Ñ)	36,090	360
BE Aerospace, Inc. (Æ)	26,600	1,407
Belden, Inc. (Ñ)	14,611	650
Chart Industries, Inc. (Æ)	12,971	401
Cognex Corp. (Ñ)	22,400	451
Cohu, Inc. (Ñ)	14,700	225
Crane Co. (Ñ)	8,200	352
Credence Systems Corp. (Æ)(Ñ)	51,799	125
CTS Corp. (Ñ)	12,913	128
Darling International, Inc. (Æ)	14,357	166
Dionex Corp. (Æ)(Ñ)	3,200	265
EnPro Industries, Inc. (Æ)	528	16
ESCO Technologies, Inc. (Æ)(Ñ)	5,400	216
Esterline Technologies Corp. (Æ)	2,509	130
Flowserve Corp.	7,900	760
Gardner Denver, Inc. (Æ)	15,700	518
General Cable Corp. (Æ)(Ñ)	6,637	486
Goodrich Corp. (Ñ)	18,571	1,311
HNI Corp. (Ñ)	6,100	214
Hubbell, Inc. Class B (Ñ)	14,554	751
Joy Global, Inc. (Ñ)	5,255	346
Kennametal, Inc.	11,300	428
Kimball International, Inc. Class B (Ñ)	3,800	52
Knoll, Inc.	4,382	72
Lexmark International, Inc. Class A (Æ)	5,049	176
LTX Corp. (Æ)	10,396	33
Manitowoc Co., Inc. (The) (Ñ)	2,000	98
MasTec, Inc. (Æ)(Ñ)	4,200	43

30	Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Mercadolibre, Inc. (Æ)	6,400	473
Milacron, Inc. (Æ)(Ñ)	3,124	10
Molex, Inc. (Ñ)	7,700	210
Moog, Inc. Class A (Æ)(Ñ)	4,515	207
Pall Corp.	20,800	839
Park-Ohio Holdings Corp. (Æ)(Ñ)	700	18
Plantronics, Inc.	338	9
Polycom, Inc. (Æ)(Ñ)	19,945	554
Ritchie Bros Auctioneers, Inc.	12,387	1,024
Robbins & Myers, Inc. (Ñ)	13,200	998
Steelcase, Inc. Class A (Ñ)	26,227	416
Sun Hydraulics Corp. (Ñ)	3,000	76
Suntech Power Holdings Co., Ltd. - ADR (Æ)(Ñ)	7,000	576
Tecumseh Products Co. Class A (Æ)(Ñ)	19,318	452
Teledyne Technologies, Inc. (Æ)(Ñ)	6,600	352
Tennant Co. (Ñ)	3,200	142
Teradyne, Inc. (Æ)	41,792	432
Terex Corp. (Æ)	2,924	192
TransDigm Group, Inc. (Æ)	9,200	416
Triumph Group, Inc. (Ñ)	8,300	683
Ultra Clean Holdings, Inc. (Æ)	3,486	42
Ultratech, Inc. (Æ)(Ñ)	19,200	218
Waters Corp. (Æ)	8,200	648
Woodward Governor Co. (Ñ)	6,642	451
WW Grainger, Inc.	4,600	403

		20,726

Technology - 17.6%
ActivIdentity Corp. (Æ)(Ñ)	500	2
Adaptec, Inc. (Æ)	21,100	71
ADC Telecommunications, Inc. (Æ)(Ñ)	17,400	271
Adtran, Inc. (Ñ)	11,200	239
Alliance Semiconductor Corp.	16,700	27
Amkor Technology, Inc. (Æ)(Ñ)	10,800	92
Amphenol Corp. Class A (Ñ)	26,871	1,246
Ansys, Inc. (Æ)(Ñ)	34,801	1,443
Applied Micro Circuits Corp. (Æ)(Ñ)	9,099	80
ARM Holdings PLC - ADR	35,200	260
Arrow Electronics, Inc. (Æ)	2,190	86
AsiaInfo Holdings, Inc. (Æ)	1,862	20
Atheros Communications, Inc. (Æ)(Ñ)	3,800	116
Atmel Corp. (Æ)(Ñ)	6,500	28
Avanex Corp. (Æ)(Ñ)	64,900	65
Avici Systems, Inc.	2,200	17
Avnet, Inc. (Æ)	18,634	652
Avocent Corp. (Æ)	1,056	25
AVX Corp.	11,950	160
BearingPoint, Inc. (Æ)(Ñ)	36,500	103

	Principal Amount ($) or Shares	Market Value $
Blackboard, Inc. (Æ)(Ñ)	14,000	564
BMC Software, Inc. (Æ)	5,757	205
Bookham, Inc. (Æ)(Ñ)	12,600	30
Brocade Communications Systems, Inc. (Æ)(Ñ)	68,500	503
CACI International, Inc. Class A (Æ)	3,277	147
Captaris, Inc. (Æ)	2,903	13
Cavium Networks, Inc. (Æ)(Ñ)	13,700	315
Cbeyond, Inc. (Æ)(Ñ)	4,300	168
Checkpoint Systems, Inc. (Æ)(Ñ)	9,000	234
Ciber, Inc. (Æ)(Ñ)	2,500	15
Ciena Corp. (Æ)(Ñ)	7,021	239
Cognizant Technology Solutions Corp. Class A (Æ)	10,200	346
CommScope, Inc. (Æ)(Ñ)	9,937	489
Compuware Corp. (Æ)(Ñ)	6,600	59
Comtech Telecommunications Corp. (Æ)(Ñ)	10,323	558
Comverse Technology, Inc. (Æ)(Ñ)	20,700	357
Conexant Systems, Inc. (Æ)(Ñ)	53,700	45
Cray, Inc. (Æ)	3,300	20
CSG Systems International, Inc. (Æ)(Ñ)	12,237	180
Cubic Corp. (Ñ)	8,400	329
Data Domain, Inc. (Æ)	11,900	313
Digital River, Inc. (Æ)	3,096	102
Diodes, Inc. (Æ)(Ñ)	20,451	615
DivX, Inc. (Æ)(Ñ)	17,300	242
DRS Technologies, Inc.	101	5
EPIQ Systems, Inc. (Æ)(Ñ)	31,274	544
Equinix, Inc. (Æ)(Ñ)	8,748	884
Extreme Networks, Inc. (Æ)(Ñ)	16,200	57
F5 Networks, Inc. (Æ)(Ñ)	10,655	304
First Solar, Inc. (Æ)(Ñ)	1,800	481
Flir Systems, Inc. (Æ)(Ñ)	27,140	849
Foundry Networks, Inc. (Æ)(Ñ)	41,859	733
GeoEye, Inc. (Æ)(Ñ)	17,295	582
Gerber Scientific, Inc. (Æ)(Ñ)	3,300	36
Harris Corp. (Ñ)	11,151	699
Hittite Microwave Corp. (Æ)(Ñ)	14,296	683
Ikanos Communications, Inc. (Æ)	16,600	89
Imation Corp. (Ñ)	12,600	265
Informatica Corp. (Æ)(Ñ)	42,067	758
Ingram Micro, Inc. Class A (Æ)	18,100	327
Interactive Intelligence, Inc. (Æ)	529	14
Intermec, Inc. (Æ)(Ñ)	13,518	275
Interwoven, Inc. (Æ)	26,000	370
Intuit, Inc. (Æ)(Ñ)	14,426	456
ION Geophysical Corp. (Æ)(Ñ)	19,900	314
Ixia (Æ)	1,700	16

Aggressive Equity Fund	31

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

JDA Software Group, Inc. (Æ)(Ñ)	4,500	92
JDS Uniphase Corp. (Æ)(Ñ)	14,400	192
Keynote Systems, Inc. (Æ)(Ñ)	14,700	207
Lawson Software, Inc. (Æ)	12,751	131
Manhattan Associates, Inc. (Æ)	9,838	259
Marvell Technology Group, Ltd. (Æ)	18,750	262
MEMC Electronic Materials, Inc. (Æ)	4,400	389
Mercury Computer Systems, Inc. (Æ)(Ñ)	11,200	180
Merrimac Industries, Inc. (Æ)(Ñ)	3,300	33
Methode Electronics, Inc.	11,237	185
Micrel, Inc. (Ñ)	56,890	481
Micros Systems, Inc. (Æ)(Ñ)	17,634	1,237
Microsemi Corp. (Æ)(Ñ)	19,424	430
Monolithic Power Systems, Inc. (Æ)(Ñ)	12,470	268
NAM TAI Electronics, Inc. (Ñ)	13,500	152
Netlogic Microsystems, Inc. (Æ)(Ñ)	13,000	419
NetSuite, Inc. (Æ)(Ñ)	2,446	96
Nice Systems, Ltd. - ADR (Æ)(Ñ)	35,781	1,228
Nuance Communications, Inc. (Æ)(Ñ)	9,600	179
Omniture, Inc. (Æ)	10,500	350
ON Semiconductor Corp. (Æ)	16,923	150
Openwave Systems, Inc. (Ñ)	7,700	20
Orckit Communications, Ltd. (Æ)(Ñ)	12,300	82
PerkinElmer, Inc.	33,951	883
Power Integrations, Inc. (Æ)	2,600	90
Rackable Systems, Inc. (Æ)(Ñ)	8,300	83
RADWARE, Ltd. (Æ)(Ñ)	7,600	117
RealNetworks, Inc. (Æ)(Ñ)	45,300	276
RF Micro Devices, Inc. (Æ)	21,206	121
SAIC, Inc. (Æ)(Ñ)	6,700	135
SanDisk Corp. (Æ)(Ñ)	9,809	325
Sanmina-SCI Corp. (Æ)(Ñ)	90,700	165
Sapient Corp. (Æ)(Ñ)	17,200	152
Satyam Computer Services, Ltd. - ADR (Ñ)	21,030	562
Seachange International, Inc. (Æ)(Ñ)	24,300	176
Seagate Technology	3,397	87
Secure Computing Corp. (Æ)	11,886	114
Sigma Designs, Inc. (Æ)(Ñ)	3,900	215
Sigmatel, Inc. (Æ)(Ñ)	6,200	13
Silicon Image, Inc. (Æ)	8,800	40
SiRF Technology Holdings, Inc. (Æ)(Ñ)	20,213	508
Skyworks Solutions, Inc. (Æ)(Ñ)	77,000	654
SonicWALL, Inc. (Æ)(Ñ)	16,300	175
SRA International, Inc. Class A (Æ)	4,838	142
Sunpower Corp. Class A (Æ)(Ñ)	1,900	248
Sybase, Inc. (Æ)	12,441	325

	Principal Amount ($) or Shares	Market Value $
Sycamore Networks, Inc. (Æ)(Ñ)	17,800	68
Synchronoss Technologies, Inc. (Æ)	3,310	117
Syniverse Holdings, Inc. (Æ)(Ñ)	33,783	526
SYNNEX Corp. (Æ)(Ñ)	5,600	110
Syntel, Inc. (Ñ)	2,100	81
Taleo Corp. Class A (Æ)	3,584	107
Tekelec (Æ)(Ñ)	39,100	489
Tessera Technologies, Inc. (Æ)(Ñ)	20,317	845
TIBCO Software, Inc. (Æ)(Ñ)	49,200	397
Trimble Navigation, Ltd. (Æ)(Ñ)	16,527	500
TriQuint Semiconductor, Inc. (Æ)(Ñ)	44,700	296
Unisys Corp. (Æ)(Ñ)	49,900	236
Utstarcom, Inc. (Æ)(Ñ)	31,000	85
VeriFone Holdings, Inc. (Æ)(Ñ)	19,800	460
Verigy, Ltd. (Æ)	37,346	1,015
Verint Systems, Inc. (Æ)(Ñ)	23,712	464
Vignette Corp. (Æ)	10,435	152
Vocus, Inc. (Æ)(Ñ)	16,200	559
Wavecom SA - ADR (Æ)	5,300	90
Western Digital Corp. (Æ)(Ñ)	22,500	680
Zebra Technologies Corp. Class A (Æ)	2,048	71
Zoran Corp. (Æ)(Ñ)	17,700	398

		40,206

Utilities - 5.9%
AGL Resources, Inc.	7,655	288
Alliant Energy Corp. (Ñ)	18,400	749
Atmos Energy Corp. (Ñ)	21,732	609
Black Hills Corp.	6,366	281
Canadian Solar, Inc. (Æ)(Ñ)	18,800	529
Centerpoint Energy, Inc. (Ñ)	17,400	298
CenturyTel, Inc. (Ñ)	21,536	893
Cincinnati Bell, Inc. (Æ)	17,294	82
Citizens Communications Co.	8,082	103
Cleco Corp. (Ñ)	33,516	932
CMS Energy Corp. (Ñ)	15,200	264
Energen Corp.	12,361	794
FiberTower Corp. (Æ)(Ñ)	12,800	29
IDT Corp. Class B (Æ)(Ñ)	7,400	63
Laclede Group, Inc. (The) (Ñ)	1,524	52
MDU Resources Group, Inc. (Ñ)	5,400	149
MGE Energy, Inc. (Ñ)	100	4
New Jersey Resources Corp. (Ñ)	2,200	110
NII Holdings, Inc. (Æ)	4,276	207
Northeast Utilities	38,400	1,202
NTELOS Holdings Corp. (Ñ)	11,556	343
OGE Energy Corp.	6,717	244
Oneok, Inc. (Ñ)	5,300	237

32	Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Pepco Holdings, Inc. (Ñ)	13,900	408
Piedmont Natural Gas Co. (Ñ)	11,400	298
Portland General Electric Co. (Ñ)	7,312	203
Premiere Global Services, Inc. (Æ)	11,100	165
SCANA Corp.	3,688	155
Sierra Pacific Resources	26,300	447
Southern Union Co. (Ñ)	15,193	446
Southwest Gas Corp. (Ñ)	20,874	621
Suburban Propane Partners, LP	3,100	126
Telephone & Data Systems, Inc.	7,653	479
Time Warner Telecom, Inc. Class A (Æ)(Ñ)	23,011	467
UGI Corp. (Ñ)	30,900	842
UIL Holdings Corp. (Ñ)	9,200	340
USA Mobility, Inc. (Æ)	5,476	78

		13,537

Total Common Stocks
(cost $210,006)		220,357

Warrants & Rights - 0.0%
Financial Services - 0.0%
Washington Mutual, Inc. 2050 Warrants (Æ)	42,200	7

Total Warrants & Rights
(cost $10)		7

Short-Term Investments - 3.9%
Russell Investment Company Money Market Fund	8,009,000	8,009
United States Treasury Bills (ž)(§)
2.962% due 03/20/08	1,000	993

Total Short-Term Investments
(cost $9,003)		9,002

Other Securities - 42.7%
State Street Securities Lending Quality Trust (×)	97,816,591	97,817

Total Other Securities
(cost $97,817)		97,817

Total Investments - 142.9%
(identified cost $316,836)		327,183

Other Assets and Liabilities, Net - (42.9%)		(98,256)

Net Assets - 100.0%		228,927

See accompanying notes which are an integral part of the financial statements.

Aggressive Equity Fund	33

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands

Futures Contracts (Number of Contracts)	Notional Amount		Unrealized Appreciation (Depreciation) $

Long Positions
Russell 2000 Mini Index (CME) expiration date 03/08 (114)	USD	8,803	(30)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts			(30)

Presentation of Portfolio Holdings — December 31, 2007

Portfolio Summary	% of Net Assets

Auto and Transportation	2.7
Consumer Discretionary	14.6
Consumer Staples	2.4
Financial Services	14.4
Health Care	11.2
Materials and Processing	11.5
Miscellaneous	0.6
Other Energy	6.3
Producer Durables	9.1
Technology	17.6
Utilities	5.9
Warrants & Rights	—	*
Short-Term Investments	3.9
Other Securities	42.7

Total Investments	142.9
Other Assets and Liabilities, Net	(42.9)

	100.0

Futures Contracts	(—	)*

Less	than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

34	Aggressive Equity Fund

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Russell Investment Funds

Non-U.S. Fund

Portfolio Management Discussion and Analysis — December 31, 2007 (Unaudited)

Non-U.S. Fund
	Total Return
1 Year	10.12%
5 Years	20.51	%§
10 Years	8.04	%§

MSCI EAFE® Index **
	Total Return
1 Year	11.17%
5 Years	21.59	%§
10 Years	8.66	%§

*	Assumes initial investment on January 1, 1998.

**	Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

36	Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Portfolio Management Discussion and Analysis — December 31, 2007 (Unaudited)

The Non-US Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has four money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2007?

For the fiscal year ended December 31, 2007, the Non-U.S. Fund gained 10.12%. This compared to its benchmark the MSCI EAFE® Index, which gained 11.17%. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended December 31, 2007, the Lipper® International Core Funds (VIP) Average returned 12.36%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

During 2007, the market was quite narrowly led. This was evident in the Fund by the fact that only one manager, Wellington Management Company, LLP, outperformed the MSCI EAFE Index for the year. The market environment was more challenging for each of the other managers. AQR Capital Management, LLC, a quantitative manager, struggled as increased market volatility late in the year negatively affected quantitative strategies in particular. MFS Institutional Advisors, Inc.’s and Altrinsic Global Advisors, LLC’s emphases on growth-at-a-reasonable-price were not rewarded as the market favored stocks with high growth rates, good price momentum, and high valuations.

The Fund’s largest positions during the period were an underweight position in financials and an overweight to consumer staples. While both of these made a positive contribution to the Fund’s relative performance, the effects were overshadowed by underweight positions in some of the stronger returning sectors, including materials, telecommunications and utilities.

Similarly, the Fund’s regional positioning benefited from underweights of Japan and the United Kingdom, but suffered from an underweight to Asia ex-Japan and a more modest position than most stronger-performing peers in emerging markets.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

Fund results reflect several key exposures during the period. The primary detractors to performance stemmed from the following underweights relative to the index benchmark and/or peers during the period:

•

The collective impact of underweights to materials, energy, and telecommunications resulted in missing a substantial opportunity as these sectors provided some of the strongest gains throughout the year. In addition, an overweight of the consumer discretionary sector combined with ineffective security selection also detracted from performance. An underweight of the financials sector made the strongest contribution to performance from a single sector perspective. However, this was overshadowed by the aforementioned underweights.

•

The Fund was underweight stocks with high valuations. These stocks produced some of the strongest gains over the period, but gains were concentrated in sectors of the market where earnings were at or near record earnings levels. This created challenges for active managers with any degree of valuation sensitivity with a negative implication for security selection. Wellington’s willingness to pay higher valuations for high growth captured this trend effectively, but it was the only manager to do so.

Non-index exposure was critical during the year given the strength of emerging markets, as well as strong returns of many Canadian stocks. Exposure to these two regions accounted for the largest contributions to performance from a regional perspective. However, relative to peers, the Fund had less exposure to emerging markets and Canada resulting in less positive contributions to performance in peer-relative terms.

Only one of the four managers in the Fund outperformed for the period. Wellington, the Fund’s aggressive growth manager, was a strong performer with significant contributions from regional positioning (particularly emerging markets and Canada) and strong stock selection in financials, industrials, and technology. In contrast, MFS and Altrinsic’s investment approaches, which were focused on a balanced trade-off between growth and value, were not rewarded. AQR, a quantitative manager, was negatively impacted by a steep sell off affecting quantitative managers in the second half of the year. Its emphasis on stocks with both attractive valuations and momentum was out-of-favor particularly in the latter half of the year.

Non-U.S. Fund	37

Russell Investment Funds

Non-U.S. Fund

Portfolio Management Discussion and Analysis — December 31, 2007 (Unaudited)

Describe any changes to the Fund’s structure or the money manager line-up.

In May 2007, Altrinsic Global Advisors, LLC was hired to replace The Boston Company Asset Management, LLC.

Money Managers as of December 31, 2007	Styles
Altrinsic Global Advisors, LLC	Value
AQR Capital Management, LLC	Market-Oriented
MFS Institutional Advisors, Inc.	Market-Oriented
Wellington Management Company, LLP	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for Russell Investment Funds (RIF) are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF Fund.

38	Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Shareholder Expense Example — December 31, 2007 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
July 1, 2007	$1,000.00	$1,000.00
Ending Account Value
December 31, 2007	$1,002.50	$1,019.41
Expenses Paid During Period*	$5.80	$5.85

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Non-U.S. Fund	39

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 90.3%
Australia - 2.1%
Adelaide Brighton, Ltd.	17,542	53
AGL Energy, Ltd.	2,791	33
Amcor, Ltd.	5,761	35
AMP, Ltd.	12,265	107
Ansell, Ltd.	13,178	139
APN News & Media, Ltd.	1,926	9
Asciano Group	1,774	11
ASX, Ltd.	960	51
Austereo Group, Ltd.	2,782	6
Australia & New Zealand Banking Group, Ltd.	13,053	313
BHP Billiton, Ltd.	27,958	980
BlueScope Steel, Ltd.	9,876	83
Caltex Australia, Ltd.	5,746	97
Centro Properties Group (ö)	6,423	6
CFS Retail Property Trust (ö)	4,243	9
Challenger Financial Services Group, Ltd.	17,805	77
Coca-Cola Amatil, Ltd.	9,635	80
Commonwealth Bank of Australia	9,434	487
CSL, Ltd.	27,228	865
CSR, Ltd. (Ñ)	14,571	40
DB RREEF Trust (ö)	28,562	50
Goodman Fielder, Ltd.	72,155	120
Goodman Group (ö)	8,246	35
GPT Group (ö)	13,500	48
Harvey Norman Holdings, Ltd.	11,871	71
ING Industrial Fund (ö)	1,357	3
Insurance Australia Group, Ltd.	8,788	32
Leighton Holdings, Ltd. (Ñ)	15,121	806
Macquarie Airports	1,354	5
Macquarie Group, Ltd.	475	31
Macquarie Infrastructure Group	18,627	49
Macquarie Office Trust (ö)	10,185	13
Mirvac Group (ö)	6,629	35
National Australia Bank, Ltd.	36,045	1,189
Newcrest Mining, Ltd.	289	8
Orica, Ltd.	2,210	61
Origin Energy, Ltd.	8,697	67
Pacific Brands, Ltd.	49,459	141
PaperlinX, Ltd.	20,959	49
Qantas Airways, Ltd.	40,977	195
QBE Insurance Group, Ltd.	25,148	733
Rio Tinto, Ltd. (Ñ)	2,990	349
Santos, Ltd.	15,899	197
Sons of Gwalia, Ltd. (Æ)(Ñ)(ß)	8,400	—

	Principal Amount ($) or Shares	Market Value $
Stockland (ö)	9,521	70
Suncorp-Metway, Ltd.	5,081	75
Symbion Health, Ltd.	4,125	14
TABCORP Holdings, Ltd.	3,308	43
Telstra Corp., Ltd.	35,749	140
Toll Holdings, Ltd.	2,278	23
Wesfarmers, Ltd.	1,120	40
Wesfarmers, Ltd. (Æ)	1,120	40
Westfield Group (ö)	13,530	248
Westpac Banking Corp.	11,549	281
Woodside Petroleum, Ltd.	1,222	54
Woolworths, Ltd.	8,034	238
WorleyParsons, Ltd.	567	26
Zinifex, Ltd.	864	9

		9,069

Austria - 0.5%
Erste Bank der Oesterreichischen Sparkassen AG	29,053	2,065

Belgium - 0.4%
D’ieteren SA	66	24
Delhaize Group	1,756	154
Hansen Transmissions International NV (Æ)	102,035	585
KBC Groep NV	1,267	177
Nationale A Portefeuille	427	30
Solvay SA	4,961	691

		1,661

Bermuda - 1.2%
Benfield Group, Ltd.	138,664	777
Catlin Group, Ltd.	2,688	20
Cnpc Hong Kong, Ltd.	50,000	32
Esprit Holdings, Ltd.	8,200	120
Giordano International, Ltd.	14,000	7
Guoco Group, Ltd.	2,000	27
Investco, Ltd. (Æ)	80,777	2,524
Jardine Matheson Holdings, Ltd.	3,200	88
Jardine Strategic Holdings, Ltd.	3,000	47
Li & Fung, Ltd.	206,000	823
Noble Group, Ltd.	22,000	37
Orient Overseas International, Ltd.	6,300	46
Seadrill, Ltd. (Æ)	26,300	633
VTech Holdings, Ltd.	4,719	34

		5,215

Brazil - 0.5%
Bolsa de Mercadorias e Futuros (Æ)	56,300	791

40	Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Cia Vale do Rio Doce - ADR	14,800	483
Petroleo Brasileiro SA - ADR	6,600	761

		2,035

Canada - 1.0%
Canadian National Railway Co. (Ñ)	22,190	1,041
Gammon Gold, Inc. (Æ)	47,624	384
Potash Corp. of Saskatchewan	13,000	1,872
Research In Motion, Ltd. (Æ)	5,600	635
Suncor Energy, Inc.	5,000	547

		4,479

Cayman Islands - 0.7%
Alibaba.com, Ltd. (Æ)(Þ)	181,200	642
ASM Pacific Technology	4,500	33
Focus Media Holding, Ltd. - ADR (Æ)(Ñ)	2,200	125
Kingboard Chemical Holdings, Ltd.	12,500	74
Suntech Power Holdings Co., Ltd. - ADR (Æ)(Ñ)	24,400	2,009
Tencent Holdings, Ltd.	5,000	37

		2,920

China - 0.1%
China Communications Construction Co., Ltd. Class H	104,000	268

Czech Republic - 0.2%
Komercni Banka AS	3,164	760

Denmark - 1.0%
Carlsberg A/S Class B	3,700	445
East Asiatic Co., Ltd. A/S	1,325	103
FLSmidth & Co. A/S	400	41
Novo Nordisk A/S Series B	7,850	512
Rockwool International AS Class B (Ñ)	145	33
Vestas Wind Systems A/S (Æ)	28,100	3,004

		4,138

Egypt - 0.4%
Orascom Telecom Holding SAE - GDR	19,200	1,590

Finland - 1.6%
Kesko OYJ Class B	4,139	227
Metso OYJ	1,272	69
Nokia OYJ	154,598	5,953
OKO Bank PLC Class A	5,204	99
Oriola-KD OYJ	3,400	15
Orion OYJ Class B	7,439	173

	Principal Amount ($) or Shares	Market Value $
Outotec OYJ	3,925	213
Rautaruukki OYJ	2,904	123
Stora Enso OYJ Class R	4,445	66
UPM-Kymmene OYJ	5,318	106

		7,044

France - 12.9%
ADP (Æ)	416	42
Air Liquide	15,418	2,284
Alcatel-Lucent - ADR (Ñ)	125,840	921
Alstom	11,293	2,400
Arkema (Æ)	6,044	394
AXA SA	67,526	2,689
BNP Paribas	17,087	1,837
Bouygues (Ñ)	274	23
Business Objects SA (Æ)	374	23
Carrefour SA	21,113	1,637
Casino Guichard Perrachon SA (Ñ)	2,400	261
Christian Dior SA	1,470	192
Cie de Saint-Gobain	1,483	141
Cie Generale de Geophysique-Veritas (Æ)	1,153	324
Ciments Francais SA	180	31
CNP Assurances	3,732	484
Credit Agricole SA	40,563	1,361
France Telecom SA	49,609	1,780
Gaz de France SA (Ñ)	23,789	1,385
Ipsen	691	42
Klepierre (ö)	767	39
L’Oreal SA	10,667	1,523
Lafarge SA	452	82
Legrand SA	44,959	1,527
LVMH Moet Hennessy Louis Vuitton SA	32,732	3,934
NicOx SA (Æ)(Ñ)	4,249	68
Pernod-Ricard SA	9,362	2,156
Peugeot SA	1,907	143
Publicis Groupe	10,810	420
Rallye SA (Æ)	1,254	89
Sanofi-Aventis SA	36,204	3,309
Schneider Electric SA (Ñ)	25,560	3,418
SEB SA	392	71
Societe BIC SA	2,159	154
Societe Generale	5,707	816
Societe Television Francaise 1	22,156	590
Suez SA	27,830	1,886
Suez SA	1,228	—
Teleperformance	1,666	65

Non-U.S. Fund	41

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Thales SA	9,622	570
Thomson (Æ)	5,255	74
Total SA	86,364	7,167
UBISOFT Entertainment (Æ)	3,752	378
Unibail-Rodamco (ö)	715	156
Valeo SA (Ñ)	3,884	159
Vallourec (Ñ)	569	153
Veolia Environnement	39,234	3,563
Vivendi (Ñ)	111,602	5,085

		55,846

Germany - 8.3%
Allianz SE	8,134	1,740
Altana AG	17,789	430
Arcandor AG (Æ)(Ñ)	107,309	2,542
Arques Industries AG (Ñ)	7,880	269
BASF AG	5,767	852
Bayer AG (Ñ)	46,270	4,219
Bayerische Motoren Werke AG (Ñ)	22,330	1,379
Daimler AG	36,292	3,515
Deutsche Bank AG	3,443	445
Deutsche Boerse AG	9,993	1,973
Deutsche Telekom AG	49,245	1,077
E.ON AG (Ñ)	18,417	3,910
Epcos AG	14,770	255
Freenet AG (Ñ)	4,501	105
Hochtief AG	2,446	326
Kloeckner & Co. AG	4,175	166
KUKA AG (Æ)	5,689	213
Lanxess AG (Ñ)	9,474	460
Linde AG	21,320	2,808
Merck KGAA	13,400	1,721
Metro AG	28,011	2,338
MTU Aero Engines Holding AG	4,235	246
Norddeutsche Affinerie AG (Ñ)	2,972	115
RWE AG	3,167	444
Salzgitter AG	5,646	831
Siemens AG	17,541	2,754
Suedzucker AG (Ñ)	4,988	117
ThyssenKrupp AG	897	50
Volkswagen AG (Ñ)	2,296	522
Vossloh AG	1,900	222

		36,044

Greece - 0.2%
National Bank of Greece SA	10,329	712

Hong Kong - 0.8%
BOC Hong Kong Holdings, Ltd.	43,000	119

	Principal Amount ($) or Shares	Market Value $
Cathay Pacific Airways, Ltd.	12,000	31
Cheung Kong Holdings, Ltd.	49,640	905
China Resources Enterprise	72,000	307
China Unicom, Ltd.	4,000	9
CLP Holdings, Ltd.	11,500	78
Hang Lung Group, Ltd.	6,000	32
Hang Lung Properties, Ltd.	4,000	18
Hang Seng Bank, Ltd.	3,000	61
Henderson Land Development Co., Ltd.	9,000	83
Hong Kong & China Gas Co.	5,000	15
Hong Kong Exchanges and Clearing, Ltd.	7,500	211
HongKong Electric Holdings	11,500	66
Hopewell Holdings	22,000	101
Hutchison Whampoa, Ltd.	11,000	124
Hysan Development Co., Ltd.	6,000	17
Industrial and Commercial Bank of China Asia, Ltd.	2,000	5
Link REIT (The) (ö)	12,500	27
Minmetals Resources, Ltd.	40,000	22
New World Development, Ltd.	14,000	49
Sun Hung Kai Properties, Ltd.	38,000	799
Swire Pacific, Ltd.	9,000	123
Techtronic Industries Co.	6,500	7
Television Broadcasts, Ltd.	9,000	54
Wharf Holdings, Ltd.	16,000	83
Wheelock & Co., Ltd.	16,000	49

		3,395

India - 0.2%
Satyam Computer Services, Ltd. - ADR	31,100	831

Indonesia - 0.1%
Bank Central Asia Tbk PT	245,500	189
Telekomunikasi Indonesia Tbk PT - ADR	1,750	73

		262

Ireland - 0.5%
Elan Corp. PLC - ADR (Æ)(Ñ)	64,300	1,413
Ryanair Holdings PLC - ADR (Æ)(Ñ)	19,710	778

		2,191

Italy - 3.5%
Alleanza Assicurazioni SpA	93,388	1,200
Ansaldo STS SpA (Æ)	68,608	867

42	Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Arnoldo Mondadori Editore SpA (Ñ)	105,444	858
Assicurazioni Generali SpA	16,253	729
Danieli SPA (Æ)	2,115	50
Enel SpA	42,845	506
ENI SpA	72,544	2,643
Fiat SpA	19,870	511
Finmeccanica SpA	5,693	180
Fondiaria-Sai SpA	8,774	362
Impregilo SPA (Æ)	29,685	199
Indesit Co. SpA	8,743	134
Intesa Sanpaolo SpA	189,425	1,486
Mediaset SpA	205,256	2,064
Milano Assicurazioni SPA	33,598	261
Parmalat Finanziaria SpA (Ñ)(Æ)(ß)	12,500	—
Prysmian SpA (Æ)	2,317	57
Telecom Italia SpA	878,082	2,064
UniCredito Italiano SpA	89,635	746
Unione di Banche Italiane SCPA	1,315	36

		14,953

Japan - 15.8%
77 Bank, Ltd. (The)	12,000	75
Aeon Credit Service Co., Ltd.	43,100	637
Alfresa Holdings Corp. (Ñ)	1,500	91
Alpine Electronics, Inc.	3,000	50
Alps Electric Co., Ltd.	10,100	131
AOC Holdings, Inc.	4,300	63
Asahi Glass Co., Ltd. (Ñ)	98,000	1,300
Asahi Kasei Corp. (Ñ)	27,000	180
Astellas Pharma, Inc. (Ñ)	9,900	432
Awa Bank, Ltd. (The)	3,000	17
Bank of Yokohama, Ltd. (The) (Ñ)	33,000	233
Bosch Corp. (Ñ)	38,000	186
Bridgestone Corp. (Ñ)	46,100	812
Brother Industries, Ltd. (Ñ)	3,700	48
Canon Marketing Japan, Inc. (Ñ)	2,800	52
Canon, Inc. (Ñ)	74,700	3,413
Capcom Co., Ltd. (Ñ)	2,100	54
Chuo Mitsui Trust Holdings, Inc.	4,000	31
COMSYS Holdings Corp.	19,000	156
Daihatsu Motor Co., Ltd.	5,000	47
Daiichi Sankyo Co., Ltd.	1,900	58
Daishi Bank, Ltd. (The)	5,000	20
Daiwa House Industry Co., Ltd.	84,420	1,086
Daiwa Securities Group, Inc.	68,950	635
Denki Kagaku Kogyo K K	18,000	78
Eisai Co., Ltd.	1,400	55
Exedy Corp.	1,200	40
Ezaki Glico Co., Ltd. (Ñ)	2,000	20

	Principal Amount ($) or Shares	Market Value $
FamilyMart Co., Ltd.	2,600	81
Fanuc, Ltd.	11,200	1,093
FCC Co., Ltd.	2,300	41
Fuji Fire & Marine Insurance Co., Ltd. (The)	32,000	86
Fuji Television Network, Inc.	554	919
FUJIFILM Holdings Corp.	4,800	203
Fujitsu, Ltd. (Ñ)	11,000	74
H2O Retailing Corp. (Ñ)	8,000	62
Hachijuni Bank, Ltd. (The) (Ñ)	25,000	168
Higo Bank, Ltd. (The)	6,000	39
Hino Motors, Ltd.	34,000	220
Hirose Electric Co., Ltd. (Ñ)	7,100	823
Hitachi Kokusai Electric, Inc.	6,000	74
Hitachi, Ltd.	14,000	103
Hokkaido Electric Power Co., Inc.	2,300	50
Hokkoku Bank, Ltd. (The)	7,000	32
Honda Motor Co., Ltd. (Ñ)	6,100	202
Hyakujushi Bank, Ltd. (The)	3,000	15
Idemitsu Kosan Co., Ltd. (Ñ)	400	42
Inpex Holdings, Inc.	174	1,872
ITOCHU Corp. (Ñ)	29,000	282
Iyo Bank, Ltd. (The)	6,000	58
Japan Steel Works, Ltd. (The)	6,000	88
Japan Tobacco, Inc. (Ñ)	268	1,589
JFE Holdings, Inc.	6,600	333
JFE Shoji Holdings, Inc.	26,000	166
JGC Corp.	12,000	206
Joyo Bank, Ltd. (The)	266,940	1,488
Juki Corp.	22,000	135
Kagoshima Bank, Ltd. (The)	12,000	82
Kansai Electric Power Co., Inc. (The)	9,700	226
Kao Corp. (Ñ)	132,000	3,972
Kawasaki Kisen Kaisha, Ltd.	14,000	137
KDDI Corp.	47	349
Keihin Corp.	3,600	64
Keiyo Bank, Ltd. (The) (Ñ)	14,000	80
Kintetsu World Express, Inc.	3,500	121
Kobe Steel, Ltd.	68,000	220
Komatsu, Ltd. (Ñ)	4,300	116
Komori Corp.	3,000	67
Kose Corp. (Ñ)	58,240	1,552
Kyocera Corp.	1,200	105
Kyoei Steel, Ltd.	1,400	26
Kyowa Hakko Kogyo Co., Ltd. (Ñ)	2,000	21
Leopalace21 Corp.	1,600	43
Makino Milling Machine Co., Ltd.	5,000	35
Makita Corp.	1,600	67
Marubeni Corp.	7,000	49

Non-U.S. Fund	43

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Matsushita Electric Industrial Co., Ltd.	19,000	389
Matsushita Electric Works, Ltd.	19,000	211
Mazda Motor Corp.	19,000	95
Meiji Dairies Corp.	15,000	76
MID Reit, Inc. (ö)(Ñ)	138	644
Millea Holdings, Inc.	5,800	196
Mitsubishi Chemical Holdings Corp.	10,500	80
Mitsubishi Corp.	8,300	226
Mitsubishi Electric Corp.	10,000	103
Mitsubishi Estate Co., Ltd.	10,000	240
Mitsubishi Heavy Industries, Ltd.	20,000	86
Mitsubishi Materials Corp.	19,000	81
Mitsubishi UFJ Financial Group, Inc.	117,630	1,095
Mitsui & Co., Ltd. (Ñ)	11,000	233
Mitsui Fudosan Co., Ltd.	8,000	173
Mitsui OSK Lines, Ltd.	16,000	203
Mitsui Sumitomo Insurance Co., Ltd.	45,980	449
Mitsui-Soko Co., Ltd.	114,560	614
Mizuho Financial Group, Inc.	37	176
Mori Seiki Co., Ltd. (Ñ)	800	16
New City Residence Investment Corp. (ö)	94	383
Nichirei Corp.	35,000	145
Nifco, Inc.	800	19
Nikko Cordial Corp. (Æ)(Ñ)	2,000	30
Nintendo Co., Ltd.	3,800	2,307
Nippon Commercial Investment Corp. (ö)	179	789
Nippon Express Co., Ltd.	37,000	189
Nippon Kayaku Co., Ltd.	18,000	117
Nippon Konpo Unyu Soko Co., Ltd.	3,000	40
Nippon Mining Holdings, Inc.	6,000	39
Nippon Oil Corp.	38,000	310
Nippon Residential Investment Corp. (ö)	117	526
Nippon Seiki Co., Ltd.	1,000	22
Nippon Steel Corp.	52,000	320
Nippon Telegraph & Telephone Corp.	73	361
Nippon Yusen KK	11,000	88
Nipponkoa Insurance Co., Ltd. (Ñ)	239,490	2,171
Nissan Motor Co., Ltd. (Ñ)	17,000	184
Nissan Shatai Co., Ltd. (Æ)	9,000	73
Nisshin Seifun Group, Inc.	5,000	50
Nisshin Steel Co., Ltd. (Ñ)	8,000	28
Nisshinbo Industries, Inc. (Ñ)	2,000	24
Nissin Kogyo Co., Ltd.	6,200	145
Nomura Holdings, Inc. (Ñ)	146,620	2,451
NTN Corp. (Ñ)	16,000	139

	Principal Amount ($) or Shares	Market Value $
Okinawa Electric Power Co., Inc. (The)	600	28
OKUMA Corp.	1,000	11
Omron Corp.	36,300	859
ORIX Corp.	830	139
Pacific Metals Co., Ltd. (Ñ)	2,000	19
Resona Holdings, Inc. (Ñ)	35	64
Ricoh Co., Ltd.	87,000	1,600
Sankyo Co., Ltd.	2,200	102
Santen Pharmaceutical Co., Ltd.	2,100	52
Sanwa Holdings Corp. (Ñ)	6,000	30
Sasebo Heavy Industries Co., Ltd.	5,000	23
Seiko Epson Corp.	1,400	30
Seino Holdings Corp. (Ñ)	2,000	14
Sekisui House, Ltd.	5,000	54
Seven & I Holdings Co., Ltd.	35,460	1,031
Sharp Corp. (Ñ)	7,000	125
Shiga Bank, Ltd. (The)	10,000	67
Shima Seiki Manufacturing, Ltd.	500	23
Shin-Etsu Chemical Co., Ltd.	12,700	794
Shinwa Kaiun Kaisha, Ltd.	9,000	54
Shizuoka Bank, Ltd. (The)	55,000	605
Showa Shell Sekiyu KK (Ñ)	10,205	114
SMC Corp.	13,748	1,636
Sohgo Security Services Co., Ltd.	2,000	32
Sony Corp. (Ñ)	30,900	1,677
Star Micronics Co., Ltd.	2,100	46
Sugi Pharmacy Co., Ltd. (Ñ)	36,340	1,041
Sumco Techxiv Corp. (Ñ)	600	21
Sumitomo Bakelite Co., Ltd. (Ñ)	188,250	1,131
Sumitomo Corp.	6,700	95
Sumitomo Heavy Industries, Ltd. (Ñ)	13,000	119
Sumitomo Metal Industries, Ltd.	14,000	65
Sumitomo Metal Mining Co., Ltd.	1,000	17
Sumitomo Mitsui Financial Group, Inc. (Ñ)	17	127
Sumitomo Realty & Development Co., Ltd.	2,000	49
Sumitomo Trust & Banking Co., Ltd. (The)	312,660	2,082
Suzuki Motor Corp.	35,760	1,076
Takeda Pharmaceutical Co., Ltd.	33,420	1,954
TDK Corp.	4,100	304
THK Co., Ltd.	500	10
Toho Co., Ltd. (Ñ)	3,100	69
Toho Pharmaceutical Co., Ltd.	5,590	109
Tokai Rubber Industries, Inc.	8,400	144
Tokyo Electric Power Co., Inc. (The) (Ñ)	9,500	246

44	Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Tokyo Gas Co., Ltd.	159,000	742
Tokyu Land Corp. (Ñ)	8,000	68
TonenGeneral Sekiyu KK (Ñ)	7,000	69
Toshiba Corp. (Ñ)	20,000	149
Toshiba TEC Corp.	20,000	135
Toyo Engineering Corp.	17,000	84
Toyo Ink Manufacturing Co., Ltd.	5,000	17
Toyo Seikan Kaisha, Ltd. (Ñ)	1,500	27
Toyo Suisan Kaisha, Ltd.	15,000	273
Toyota Auto Body Co., Ltd.	4,400	71
Toyota Boshoku Corp.	800	26
Toyota Motor Corp. (Ñ)	50,800	2,734
United Urban Investment Corp. (ö)	80	537
West Japan Railway Co.	17	84
Yamada Denki Co., Ltd. (Ñ)	4,220	480
Yamaha Corp.	6,700	153
Yamato Holdings Co., Ltd.	14,000	202
Yamato Kogyo Co., Ltd.	3,400	139
Yokohama Rubber Co., Ltd. (The)	11,000	65

		68,155

Luxembourg - 0.7%
ArcelorMittal	4,694	361
Millicom International Cellular SA (Æ)(Ñ)	19,900	2,347
SES	13,157	345

		3,053

Mexico - 0.1%
Grupo Modelo SAB de CV	56,000	264

Netherlands - 4.2%
Akzo Nobel NV	4,056	323
ASM International NV	7,555	185
ASML Holding NV (Æ)	67,526	2,122
CSM	1,286	43
Fugro NV	609	47
Heineken NV	63,842	4,112
ING Groep NV	39,169	1,529
Koninklijke Ahold NV (Æ)	5,211	72
Koninklijke Philips Electronics NV	39,155	1,697
OCE NV (Ñ)	23,090	416
Rodamco Europe NV (ö)	817	102
Royal KPN NV	7,397	134
TNT NV	55,160	2,295
TomTom NV (Æ)(Ñ)	4,003	299
Unilever NV	132,463	4,850

		18,226

	Principal Amount ($) or Shares	Market Value $
Netherlands Antilles - 0.0%
Hunter Douglas NV	1,774	131

Norway - 0.2%
StatoilHydro ASA	30,502	943

Papua New Guinea - 0.0%
Oil Search, Ltd.	2,425	10

Portugal - 0.2%
Energias de Portugal SA	148,542	966

Russia - 0.4%
Gazprom OAO - ADR	30,200	1,701

Singapore - 0.7%
Allgreen Properties, Ltd.	40,000	41
Ascendas Real Estate Investment Trust (Æ)(ö)	4,000	7
CapitaCommercial Trust (Æ)(ö)	2,000	3
CapitaLand, Ltd.	11,000	47
CapitaMall Trust (ö)	4,000	9
China Aviation Oil Singapore Corp., Ltd.	6,000	9
Cosco Corp. Singapore, Ltd.	6,000	24
Creative Technology, Ltd.	3,600	16
DBS Group Holdings, Ltd.	44,000	623
Haw Par Corp., Ltd.	2,000	10
Jardine Cycle & Carriage, Ltd.	1,000	15
Keppel Corp., Ltd.	10,000	89
NatSteel, Ltd.	10,000	10
Neptune Orient Lines, Ltd.	16,000	43
Oversea-Chinese Banking Corp.	13,000	75
Pacific Century Regional Developments, Ltd. (Æ)	68,000	16
SembCorp Industries, Ltd.	10,880	43
Singapore Airlines, Ltd.	9,470	113
Singapore Petroleum Co., Ltd.	8,000	42
Singapore Technologies Engineering, Ltd.	1,000	3
Singapore Telecommunications, Ltd.	619,000	1,699
STATS ChipPAC, Ltd. (Æ)	3,425	4
Suntec Real Estate Investment Trust (Æ)(ö)	3,000	3
United Overseas Bank, Ltd.	8,000	111
Wing Tai Holdings, Ltd.	13,000	24

		3,079

South Africa - 0.1%
MTN Group, Ltd.	22,200	416

Non-U.S. Fund	45

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

South Korea - 0.8%
Kookmin Bank - ADR (Ñ)	14,070	1,032
LG Electronics, Inc. (Æ)	9,333	983
Samsung Electronics Co., Ltd.	2,816	1,655

		3,670

Spain - 2.2%
Altadis SA	1,592	116
Banco Bilbao Vizcaya Argentaria SA	49,515	1,216
Banco Santander SA	48,633	1,051
Bolsas y Mercados Espanoles (Æ)	611	41
Gamesa Corp. Tecnologica SA	26,985	1,248
Gas Natural SDG SA (Ñ)	364	21
Gestevision Telecinco SA	6,557	166
Grifols SA	881	20
Iberdrola Renovables (Æ)	177,697	1,468
Iberdrola SA	5,784	87
Iberia Lineas Aereas de Espana	43,891	190
Inditex SA	3,115	189
Repsol YPF SA	10,826	386
Tecnicas Reunidas SA	2,143	136
Telefonica SA	96,420	3,116
Union Fenosa SA	398	27
Vertice Trescientos Sesenta Grados SA (Æ)	4,020	13

		9,491

Sweden - 1.3%
Alfa Laval AB	1,625	90
Boliden AB (Æ)	7,900	98
Electrolux AB	25,100	418
Industrivarden AB Class A	3,500	61
Nordea Bank AB	86,810	1,440
OMX AB	500	20
Peab AB	2,000	20
Peab Industri AB (Æ)	1,000	9
SAS AB (Æ)	12,700	162
Scania AB Class B (Æ)	21,800	515
Skandinaviska Enskilda Banken AB Class A	7,000	177
SKF AB Class B	14,000	235
Ssab Svenskt Stal AB Series A	12,600	338
Telefonaktiebolaget LM Ericsson Series B Class B	713,330	1,668
TeliaSonera AB	29,500	274
Volvo AB (Æ)
Class A	3,400	56
Class B	5,700	95

		5,676

	Principal Amount ($) or Shares	Market Value $
Switzerland - 8.3%
ABB, Ltd.	10,779	311
Actelion, Ltd. (Æ)(Ñ)	13,680	623
Baloise Holding AG	837	83
Bucher Industries AG (Æ)	104	24
Ciba Specialty Chemicals AG	1,792	83
Credit Suisse Group	13,998	842
Georg Fischer AG (Æ)	80	49
Givaudan SA	2,130	2,046
Helvetia Holding AG	532	191
Julius Baer Holding AG	39,498	3,211
Kuoni Reisen Holding AG	93	48
Logitech International SA (Æ)	75,790	2,752
Nestle SA	22,754	10,426
Novartis AG	16,418	894
Rieter Holding AG	41	18
Roche Holding AG	30,829	5,310
Sika AG	50	94
Sonova Holding AG	21,737	2,431
Swatch Group AG	2,189	656
Swiss Life Holding (Æ)	1,197	296
Swiss Reinsurance	29,177	2,047
Swisscom AG	277	108
UBS AG	66,982	3,111
Zurich Financial Services AG	678	200

		35,854

Taiwan - 0.2%
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	87,390	870

Thailand - 0.1%
Bangkok Bank PCL	173,500	613

Turkey - 0.2%
Turkcell Iletisim Hizmet AS - ADR	29,900	824

United Kingdom - 18.2%
3i Group PLC	823	16
Amec PLC	14,568	242
Anglo American PLC	9,642	584
Antofagasta PLC	3,122	44
ARM Holdings PLC	354,995	870
AstraZeneca PLC	17,536	753
Atkins WS PLC	3,918	89
BAE Systems PLC	73,509	720
Barclays PLC	32,017	324
BBA Aviation PLC	8,576	35
BG Group PLC	35,085	808

46	Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

BHP Billiton PLC	49,892	1,537
Bovis Homes Group PLC	1,154	14
BP PLC	157,032	1,920
BP PLC - ADR (Ñ)	23,720	1,736
Brit Insurance Holdings PLC	26,788	121
British Airways PLC (Æ)	11,418	70
British American Tobacco PLC	9,838	387
British Energy Group PLC	14,973	163
British Land Co. PLC (ö)	3,265	61
BT Group PLC	115,685	624
Burberry Group PLC	119,110	1,341
Cable & Wireless PLC	10,106	37
Cadbury Schweppes PLC	122,682	1,529
Carphone Warehouse Group PLC	315,575	2,153
Centrica PLC	28,754	204
Charter PLC (Æ)	1,607	25
Cobham PLC	25,068	104
Compass Group PLC	5,785	35
Daily Mail & General Trust PLC Class A	1,037	10
Davis Service Group PLC	15,107	153
Dawnay Day Treveria PLC	586,180	693
De La Rue PLC	1,365	26
Diageo PLC	237,860	5,091
easyJet PLC (Æ)	71,525	867
Friends Provident PLC	9,621	31
Galiform PLC (Æ)	4,993	9
GlaxoSmithKline PLC	254,922	6,469
HBOS PLC	27,396	397
Home Retail Group PLC	87,756	564
HSBC Holdings PLC	93,215	1,564
IG Group Holdings PLC	10,051	81
Invensys PLC (Æ)	5,611	25
J Sainsbury PLC	51,870	437
Kesa Electricals PLC	57,426	265
Kingfisher PLC	222,493	641
Ladbrokes PLC	150,385	960
Land Securities Group PLC (ö)	3,833	114
Legal & General Group PLC	100,982	261
Liberty International PLC (ö)	471	10
Lloyds TSB Group PLC	28,773	268
Man Group PLC	233,925	2,691
National Express Group PLC	4,128	101
National Grid PLC	63,147	1,044
Next PLC	4,290	138
Pearson PLC	20,708	301
Petrofac, Ltd.	10,160	110
Premier Farnell PLC	3,208	9
Provident Financial PLC	14,263	235
Reckitt Benckiser Group PLC	97,747	5,647

	Principal Amount ($) or Shares	Market Value $
Reed Elsevier PLC	5,030	68
Regus Group PLC	95,727	156
Resolution PLC	4,157	59
Reuters Group PLC	8,904	112
Rio Tinto PLC	7,416	777
Rolls-Royce Group PLC (Æ)	9,742	105
Royal Bank of Scotland Group PLC	224,330	2,017
Royal Dutch Shell PLC Class A	82,086	3,458
Royal Dutch Shell PLC Class B	27,539	1,152
Royal Dutch Shell PLC Class A	274	12
SABMiller PLC	4,856	137
Schroders PLC	56,804	1,462
Scottish & Southern Energy PLC	31,198	1,013
Shire PLC	3,812	88
Smiths Group PLC	86,838	1,741
Stagecoach Group PLC	83,571	469
Standard Chartered PLC	20,456	743
Tesco PLC	529,817	5,003
Tomkins PLC	22,652	80
Tullett Prebon PLC	20,315	188
Unilever PLC	32,541	1,220
Vodafone Group PLC	337,503	1,258
Vodafone Group PLC - ADR	71,630	2,673
Weir Group PLC (The)	5,771	93
WH Smith PLC	17,622	113
William Hill PLC	193,817	2,010
WM Morrison Supermarkets PLC	46,272	298
WPP Group PLC	362,599	4,642
Xstrata PLC	25,008	1,761

		78,666

United States - 0.4%
NYSE Euronext	855	74
Synthes, Inc.	14,256	1,762

		1,836

Total Common Stocks
(cost $342,859)		389,922

Preferred Stocks - 0.6%
Germany - 0.5%
Henkel KGaA	36,107	2,024
Volkswagen AG	115	17

		2,041

Italy - 0.1%
Unipol Gruppo Finanziario SpA	77,511	244

Total Preferred Stocks
(cost $2,116)		2,285

Non-U.S. Fund	47

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Notional Amount		Market Value $

Options Purchased - 0.0%
Switzerland - 0.0%
Swiss Market Index Futures
Mar 2008 8,398.00 Put (9)	CHF	668	40
Mar 2008 8,532.77 Put (13)	CHF	980	57

Total Options Purchased
(cost $95)			97

	Principal Amount ($) or Shares
Short-Term Investments - 8.2%
United States - 8.2%
Russell Investment Company Money Market Fund		33,315,000	33,315
United States Treasury Bills (§)(ž) 2.952% due 03/20/08		2,200	2,184

Total Short-Term Investments
(cost $35,501)			35,499

Other Securities - 9.1%
State Street Securities Lending Quality Trust (×)		39,195,360	39,195

Total Other Securities
(cost $39,195)			39,195

Total Investments - 108.2%
(identified cost $419,766)			466,998

Other Assets and Liabilities, Net - (8.2%)			(35,312)

Net Assets - 100.0%			431,686

A portion of the portfolio has been fair valued as of period end.

See accompanying notes which are an integral part of the financial statements.

48	Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands

Futures Contracts (Number of Contracts)	Notional Amount		Unrealized Appreciation (Depreciation) $

Long Positions
AEX Index (Netherlands) expiration date 01/08 (11)	EUR	1,137	24
CAC-40 Index (France) expiration date 01/08 (57)	EUR	3,204	45
DAX Index (Germany) expiration date 03/08 (23)	EUR	4,683	216
EUR STOXX 50 Index (EMU) expiration date 03/08 (96)	EUR	4,258	131
FTSE-100 Index (UK) expiration date 03/08 (119)	GBP	7,681	270
Hang Seng Index (Hong Kong) expiration date 01/08 (21)	HKD	29,306	10
MSCI Singapore Index expiration date 01/08 (1)	SGD	85	1
TOPIX Index (Japan) expiration date 03/08 (132)	JPY	1,940,400	(971)

Short Positions
IBEX Plus Index (Spain) expiration date 01/08 (19)	EUR	2,871	44
MIB-30 (Italy) expiration date 03/08 (9)	EUR	1,751	(19)
OMX Stockholm 30 Index (Sweden) expiration date 01/08 (100)	SEK	10,838	(15)
SPI 200 Index (Australia) expiration date 03/08 (44)	AUD	6,983	(111)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts			(375)

Options Written (Number of Contracts)	Notional Amount		Market Value $

Switzerland
Swiss Market Index Futures
Mar 2008 8,398.00 Call (9)	CHF	668	(40)
Mar 2008 8,532.77 Call (13)	CHF	980	(57)

Total Liability for Options Written (premiums received $95)			(97)

See accompanying notes which are an integral part of the financial statements.

Non-U.S. Fund	49

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands

Index Swap Contracts
Fund Receives Underlying Security	Counter Party	Notional Amount		Fund Pays Floating Rate	Termination Date	Unrealized Appreciation (Depreciation) $

MSCI Denmark Local Net Total Return Index	Merrill Lynch	DKK	3,994	1 Month EUR LIBOR minus 0.80%	03/19/08	(14)
MSCI Denmark Local Net Total Return Index	Merrill Lynch	DKK	708	1 Month EUR LIBOR minus 0.80%	03/19/08	(2)
MSCI Belgium Local Net Total Return Index	Merrill Lynch	EUR	325	1 Month EUR LIBOR plus 0.12%	03/19/08	11

Total Unrealized Appreciation (Depreciation) on Open Index Swap Contracts						(5)

Industry Diversification (Unaudited)	% of Net Assets	Market Value $

Auto and Transportation	5.0	21,408
Consumer Discretionary	10.5	45,552
Consumer Staples	12.5	52,711
Financial Services	17.7	74,227
Health Care	6.8	29,616
Information Technology	0.2	791
Integrated Oils	5.1	21,533
Materials and Processing	8.7	38,040
Miscellaneous	1.2	4,922
Other Energy	1.3	5,858
Producer Durables	9.8	44,451
Technology	3.3	13,952
Utilities	8.8	39,146
Options Purchased	—	97
Short-Term Investments	8.2	35,499
Other Securities	9.1	39,195

Total Investments	108.2	466,998
Other Assets and Liabilities, Net	(8.2)	(35,312)

Net Assets	100.0	431,686

Geographic Diversification (Unaudited)	% of Net Assets	Market Value $

Africa	0.1	416
Asia	5.1	22,067
Europe	47.4	204,530
Japan	15.8	68,155
Latin America	2.5	10,434
Middle East	0.4	1,590
Other Regions	9.6	41,945
United Kingdom	18.2	78,666
Other Securities	9.1	39,195

Total Investments	108.2	466,998
Other Assets and Liabilities, Net	(8.2)	(35,312)

Net Assets	100.0	431,686

See accompanying notes which are an integral part of the financial statements.

50	Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands

Foreign Currency Exchange Contracts

Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
USD	25	CHF	29	01/03/08	—
USD	50	CHF	57	03/19/08	1
USD	111	EUR	77	01/02/08	2
USD	43	EUR	29	01/03/08	—
USD	288	EUR	200	03/19/08	5
USD	292	EUR	200	03/19/08	1
USD	295	EUR	200	03/19/08	(2)
USD	430	EUR	300	03/19/08	9
USD	732	EUR	500	03/19/08	(1)
USD	1,320	EUR	900	03/19/08	(3)
USD	1,903	EUR	1,300	03/19/08	(1)
USD	2,261	EUR	1,570	03/19/08	37
USD	2,345	EUR	1,627	03/19/08	36
USD	3,515	EUR	2,440	03/19/08	55
USD	5,857	EUR	4,067	03/19/08	94
USD	12,897	EUR	8,800	03/19/08	(21)
USD	13,600	EUR	9,300	03/19/08	7
USD	30	GBP	15	01/02/08	—
USD	26	GBP	13	01/03/08	—
USD	56	GBP	28	01/03/08	—
USD	199	GBP	100	03/19/08	—
USD	399	GBP	200	03/19/08	(1)
USD	504	GBP	250	03/19/08	(8)
USD	607	GBP	300	03/19/08	(11)
USD	1,313	GBP	650	03/19/08	(22)
USD	8,071	GBP	4,000	03/19/08	(125)
USD	9,091	GBP	4,500	03/19/08	(153)
USD	101	HKD	789	03/19/08	—
USD	234	HKD	1,822	03/19/08	—
USD	65	JPY	7,318	01/07/08	1
USD	77	JPY	8,624	01/08/08	—
USD	446	JPY	50,000	03/19/08	5
USD	545	JPY	60,000	03/19/08	(4)
USD	909	JPY	100,000	03/19/08	(6)
USD	909	JPY	100,000	03/19/08	(7)
USD	1,898	JPY	212,137	03/19/08	17
USD	2,182	JPY	240,000	03/19/08	(15)
USD	2,958	JPY	325,000	03/19/08	(24)
USD	3,912	JPY	430,000	03/19/08	(30)
USD	4,071	JPY	455,817	03/19/08	44
USD	4,869	JPY	535,000	03/19/08	(39)
USD	2	MXN	21	01/02/08	—
USD	2	MXN	21	01/03/08	—
USD	16,047	NOK	89,379	03/19/08	377
USD	87	SEK	571	03/19/08	1
USD	520	SGD	756	03/19/08	8
AUD	324	USD	276	03/19/08	(7)
AUD	324	USD	276	03/19/08	(7)
AUD	701	USD	598	03/19/08	(14)

Foreign Currency Exchange Contracts
Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
CHF	6,601	USD	5,758	03/19/08	(99)
DKK	11	USD	2	03/19/08	—
DKK	890	USD	172	03/19/08	(3)
EUR	19	USD	28	01/02/08	—
EUR	39	USD	57	01/02/08	—
EUR	42	USD	61	01/02/08	—
EUR	39	USD	57	01/03/08	—
EUR	39	USD	57	01/03/08	—
EUR	100	USD	147	03/19/08	1
EUR	100	USD	148	03/19/08	2
EUR	200	USD	292	03/19/08	—
EUR	400	USD	586	03/19/08	1
EUR	500	USD	733	03/19/08	1
EUR	500	USD	733	03/19/08	1
EUR	600	USD	880	03/19/08	2
EUR	800	USD	1,178	03/19/08	7
EUR	1,200	USD	1,759	03/19/08	3
EUR	6,148	USD	8,844	03/19/08	(151)
EUR	8,100	USD	11,858	03/19/08	7
GBP	95	USD	189	01/02/08	—
GBP	61	USD	122	01/03/08	1
GBP	100	USD	202	03/19/08	3
GBP	100	USD	202	03/19/08	4
GBP	100	USD	204	03/19/08	5
GBP	200	USD	408	03/19/08	11
GBP	237	USD	477	03/19/08	7
GBP	250	USD	505	03/19/08	9
GBP	300	USD	606	03/19/08	11
GBP	570	USD	1,148	03/19/08	16
GBP	700	USD	1,415	03/19/08	25
GBP	1,140	USD	2,295	03/19/08	31
GBP	2,105	USD	4,254	03/19/08	73
GBP	3,000	USD	6,060	03/19/08	101
GBP	5,675	USD	11,414	03/19/08	142
JPY	5,000	USD	46	03/19/08	—
JPY	50,000	USD	450	03/19/08	(2)
JPY	50,000	USD	461	03/19/08	9
JPY	100,000	USD	905	03/19/08	2
JPY	150,000	USD	1,366	03/19/08	12
JPY	595,000	USD	5,411	03/19/08	39
NOK	3,259	USD	584	03/19/08	(15)
NOK	3,259	USD	585	03/19/08	(14)
NOK	18,725	USD	3,352	03/19/08	(89)
SEK	18,888	USD	2,878	03/19/08	(46)
SGD	22	USD	15	03/19/08	—
ZAR	751	USD	107	01/02/08	(3)

					303

See accompanying notes which are an integral part of the financial statements.

Non-U.S. Fund	51

Russell Investment Funds

Non-U.S. Fund

Presentation of Portfolio Holdings — December 31, 2007

Categories	% of Net Assets

Australia	2.1
Austria	0.5
Belgium	0.4
Bermuda	1.2
Brazil	0.5
Canada	1.0
Cayman Islands	0.7
China	0.1
Czech Republic	0.2
Denmark	1.0
Egypt	0.4
Finland	1.6
France	12.9
Germany	8.3
Greece	0.2
Hong Kong	0.8
India	0.2
Indonesia	0.1
Ireland	0.5
Italy	3.5
Japan	15.8
Luxembourg	0.7
Mexico	0.1
Netherlands	4.2
Netherlands Antilles	—	*
Norway	0.2
Papua New Guinea	—	*
Portugal	0.2
Russia	0.4
Singapore	0.7
South Africa	0.1
South Korea	0.8
Spain	2.2
Sweden	1.3
Switzerland	8.3
Taiwan	0.2
Thailand	0.1
Turkey	0.2
United Kingdom	18.2
United States	0.4
Preferred Stocks	0.6
Options Purchased	—	*
Short-Term Investments	8.2
Other Securities	9.1

Total Investments	108.2
Other Assets and Liabilities Net	(8.2)

	100.0

Categories	% of Net Assets

Futures Contracts	(—	*)
Options Written	(—	*)
Foreign Currency Exchange Contracts	—	*
Index Swap Contracts	(—	*)

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

52	Non-U.S. Fund

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Russell Investment Funds

Real Estate Securities Fund

Portfolio Management Discussion and Analysis — December 31, 2007 (Unaudited)

Real Estate Securities Fund
	Total Return
1 Year	(15.86)%
5 Years	19.03	%§
Inception*	14.17	%§

FTSE NAREIT Equity REIT Index **
	Total Return
1 Year	(15.69)%
5 Years	18.17	%§
Inception*	14.16	%§

*	The Fund commenced operations on April 30, 1999.

**	FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index is an index composed of all the data based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. The data is market value-weighted. The total-return calculation is based upon whether it is 1-month, 3-months or 12-months. Only those REITs listed for the entire period are used in the total return calculation.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

54	Real Estate Securities Fund

Russell Investment Funds

Real Estate Securities Fund

Portfolio Management Discussion and Analysis — December 31, 2007 (Unaudited)

The Real Estate Securities Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has five money managers.

What is the Fund’s investment objective?

The Fund seeks to provide current income and long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2007?

For the fiscal year ended December 31, 2007, the Real Estate Securities Fund returned (15.86)%. This compared to the FTSE NAREIT Equity REIT Index, which returned (15.69)% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended December 31, 2007, the Lipper® Real Estate Funds (VIP) Average returned (14.87)%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The money managers positioned the Fund to benefit from property sectors with the strongest supply and demand fundamentals. The largest overweight positions were in the regional malls and office sectors. The market favored the more defensive sectors, including industrial, health care and specialty. As discussed below, sector positioning was a negative contributor to the Fund’s performance during the fiscal year.

The Fund maintained a primary focus on the larger and more liquid REITs during the fiscal year. With the exceptional volatility experienced during the fiscal year, this positioning generally benefited the Fund during periods when the REIT market was rising, but detracted during periods when the market was declining. Non-dedicated REIT investors typically trade the more liquid securities when they rotate into or out of the sector.

Mergers and acquisitions activity was a positive contributor to the Fund’s performance. The Fund maintained overweight positions in two companies that were acquisition targets: Hilton Hotels Corporation and Archstone-Smith Trust. Both companies were acquired by private market investors at significant premiums to their share prices.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

AEW Management and Advisors, L.P. pursues a value-oriented style that focuses on identifying companies that it believes are mispriced relative to underlying real estate net asset value. AEW underperformed the benchmark during the fiscal year due primarily to adverse sector selection. The primary detractors were underweight positions in the outperforming health care and specialty sectors. Stock selection had a neutral impact on performance.

INVESCO Institutional (N.A.) maintains a broadly diversified portfolio with exposure to all major property sectors. Its investment style incorporates fundamental property market research and bottom-up quantitative securities analysis. INVESCO outperformed the benchmark during the fiscal year due to contributions from stock selection and, to a lesser extent, sector selection. Stock selection was strongest in the industrial and health care sectors. Positive sector selection was driven by an overweight in the health care sector and an underweight in the mixed industrial/office sector. An underweight in the outperforming specialty sector partially offset these positive effects.

RREEF America L.L.C.’s style emphasizes a top-down approach to property sector weights based on an assessment of property market fundamentals. RREEF outperformed the benchmark during the fiscal year due to contributions from stock selection. Stock selection was strongest in the shopping centers, apartments, health care and industrial sectors. Sector selection had a negative impact on overall performance, driven by underweight positions in the outperforming specialty and health care sectors.

Heitman Real Estate Securities LLC manages a concentrated portfolio with a bottom-up approach to stock selection focusing on companies that it believes have attractive valuations relative to growth prospects. Heitman outperformed the benchmark during the fiscal year, primarily as a result of effective stock selection. Stock selection was strongest in the regional malls, shopping centers, health care and apartments sectors. Sector selection detracted from performance, due primarily to an underweight in the outperforming specialty sector.

Cohen & Steers Capital Management Inc. was added to the Fund in May 2007 and manages a broadly diversified portfolio of global property securities. Cohen & Steers uses a bottom-up approach to portfolio construction, emphasizing the relationship between price and net asset value as the principal valuation metric. From its hire through the end of the fiscal year, its global portfolio had a positive impact on Fund performance. Investments in the Asia Pacific region, particularly in Hong Kong, had a positive

Real Estate Securities Fund	55

Russell Investment Funds

Real Estate Securities Fund

Portfolio Management Discussion and Analysis — December 31, 2007 (Unaudited)

contribution, but this was partially offset by investments in the underperforming United Kingdom market.

Describe any changes to the Fund’s structure or the money manager line-up.

Cohen & Steers was added to the manager line-up in May 2007 at a 10% target weight to implement a global strategy for the Fund. The global strategy is intended to provide diversification benefits and the potential to participate in the evolving non-U.S. REIT market. The non-U.S. REIT market continues to grow as more countries adopt REIT structures.

Money Managers as of December 31, 2007	Styles
AEW Management and Advisors, L.P.	Value
Cohen & Steers Capital Management, Inc.	Global Market-Oriented
Heitman Real Estate Securities LLC	Growth
INVESCO Institutional (N.A.), Inc. which acts as a money manager to the Fund through its INVESCO Real Estate division	Market-Oriented
RREEF America L.L.C.	Market-Oriented

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for Russell Investment Funds (RIF) are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF Fund.

56	Real Estate Securities Fund

Russell Investment Funds

Real Estate Securities Fund

Shareholder Expense Example — December 31, 2007 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
July 1, 2007	$1,000.00	$1,000.00
Ending Account Value
December 31, 2007	$900.10	$1,020.42
Expenses Paid During Period*	$4.55	$4.84

*	Expenses are equal to the Fund’s annualized expense ratio of 0.95% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Real Estate Securities Fund	57

Russell Investment Funds

Real Estate Securities Fund

Schedule of Investments — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 96.4%
Apartments - 13.5%
Apartment Investment & Management Co. Class A (ö)(Ñ)	156,403	5,432
AvalonBay Communities, Inc. (ö)	189,941	17,881
BRE Properties, Inc. Class A (ö)(Ñ)	156,472	6,342
Camden Property Trust (ö)(Ñ)	158,900	7,651
Colonial Properties Trust (ö)	29,500	668
Deutsche Wohnen AG	3,915	120
Equity Residential (ö)(Ñ)	463,018	16,886
Essex Property Trust, Inc. (ö)(Ñ)	64,137	6,253
Home Properties, Inc. (ö)(Ñ)	11,000	493
Mid-America Apartment Communities, Inc. (ö)	34,700	1,483
UDR, Inc. (ö)(Ñ)	128,203	2,545

		65,754

Diversified - 10.4%
British Land Co. PLC (ö)	56,095	1,046
CA Immobilien Anlagen AG (Æ)	10,010	222
CapitaLand, Ltd.	29,000	125
Castellum AB	42,000	431
Cheung Kong Holdings, Ltd.	21,429	390
DB RREEF Trust (ö)	144,028	252
Eurocastle Investment, Ltd.	2,309	56
Forest City Enterprises, Inc. Class A	8,459	376
GPT Group (ö)	208,378	736
Great Eagle Holdings, Ltd.	203,361	751
Heiwa Real Estate Co., Ltd.	43,000	272
Helical Bar PLC	34,700	224
Henderson Land Development Co., Ltd.	158,822	1,472
Hysan Development Co., Ltd.	194,264	550
ICADE (ö)	1,372	205
iStar Financial, Inc. (ö)(Ñ)	56,000	1,459
IVG Immobilien AG	4,609	156
Kenedix Realty Investment Corp. Class A (ö)	25	165
Kerry Properties, Ltd.	15,000	120
Land Securities Group PLC (ö)	79,627	2,368
Mirvac Group (ö)	65,396	344
Mitsubishi Estate Co., Ltd.	100,000	2,397
Mitsui Fudosan Co., Ltd.	93,000	2,010
New World China Land, Ltd.	432,435	386
Sino Land Co.	133,912	470
Sino-Ocean Land Holdings, Ltd. (Æ)	944	1
Sponda OYJ	19,281	229
Stockland (ö)	52,925	390

	Principal Amount ($) or Shares	Market Value $
Sumitomo Realty & Development Co., Ltd.	9,000	221
Sun Hung Kai Properties, Ltd.	66,409	1,397
Unibail-Rodamco (ö)	10,617	2,311
Vornado Realty Trust (ö)(Ñ)	294,397	25,892
Washington Real Estate Investment Trust (ö)(Ñ)	83,000	2,607
Wharf Holdings, Ltd.	120,577	622

		50,653

Free Standing Retail - 0.1%
Realty Income Corp. (ö)(Ñ)	24,400	659

Health Care - 8.0%
HCP, Inc. (ö)(Ñ)	253,550	8,818
Health Care REIT, Inc. (ö)(Ñ)	79,800	3,566
Healthcare Realty Trust, Inc. (ö)(Ñ)	36,300	922
LTC Properties, Inc. (ö)	40,000	1,002
Nationwide Health Properties, Inc. (ö)	301,050	9,444
Omega Healthcare Investors, Inc. (ö)	106,500	1,709
Senior Housing Properties Trust (ö)(Ñ)	86,000	1,951
Ventas, Inc. (ö)	257,300	11,643

		39,055

Industrial - 7.4%
AMB Property Corp. (ö)(Ñ)	126,200	7,264
DCT Industrial Trust, Inc. (ö)(Ñ)	275,800	2,568
First Potomac Realty Trust (ö)(Ñ)	62,800	1,086
Goodman Group (ö)	115,824	499
Prologis (ö)	379,969	24,082
Segro PLC (ö)	82,813	769

		36,268

Lodging/Resorts - 6.7%
Ashford Hospitality Trust, Inc. (ö)(Ñ)	125,800	905
DiamondRock Hospitality Co. (ö)(Ñ)	48,300	724
FelCor Lodging Trust, Inc. (ö)	77,950	1,215
Hospitality Properties Trust (ö)	16,000	516
Host Hotels & Resorts, Inc. (ö)	1,132,591	19,299
LaSalle Hotel Properties (ö)(Ñ)	83,213	2,654
Shangri-La Asia, Ltd.	151,211	470
Starwood Hotels & Resorts Worldwide, Inc.	155,609	6,851
Sunstone Hotel Investors, Inc. (ö)	10,951	200

		32,834

Manufactured Homes - 0.4%
Equity Lifestyle Properties, Inc. (ö)	46,250	2,112

58	Real Estate Securities Fund

Russell Investment Funds

Real Estate Securities Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Mixed Industrial/Office - 1.0%
Liberty Property Trust (ö)(Ñ)	126,091	3,633
PS Business Parks, Inc. (ö)	23,400	1,229

		4,862

Office - 15.3%
Alexandria Real Estate Equities, Inc. (ö)(Ñ)	43,500	4,423
Alstria Office REIT-AG (Æ)(ö)	12,291	184
Beni Stabili SpA	355,394	385
BioMed Realty Trust, Inc. (ö)	200,561	4,647
Boston Properties, Inc. (ö)	224,473	20,609
Brandywine Realty Trust (ö)(Ñ)	206,881	3,709
Brookfield Properties Corp. (Ñ)	183,588	3,534
CapitaCommercial Trust (Æ)(ö)	147,000	250
Commonwealth Property Office Fund (ö)	488,644	664
Corporate Office Properties Trust SBI MD (ö)(Ñ)	58,600	1,846
DA Office Investment Corp. Class A (ö)	15	96
Derwent London PLC (ö)	53,227	1,485
Douglas Emmett, Inc. (ö)	291,690	6,595
Great Portland Estates PLC (ö)	94,633	897
Highwoods Properties, Inc. (ö)(Ñ)	35,400	1,040
Hongkong Land Holdings, Ltd.	274,000	1,345
HRPT Properties Trust (ö)(Ñ)	173,000	1,337
Kilroy Realty Corp. (ö)(Ñ)	70,862	3,895
Mack-Cali Realty Corp. (ö)(Ñ)	69,051	2,348
Maguire Properties, Inc. (ö)	13,678	403
Nomura Real Estate Office Fund, Inc. Class A (ö)	22	207
Norwegian Property ASA	16,291	198
Parkway Properties, Inc. (ö)(Ñ)	10,600	392
SL Green Realty Corp. (ö)(Ñ)	149,120	13,937
Societe Immobiliere de Location pour l’Industrie et le Commerce (ö)	1,741	254
Tishman Speyer Office Fund (ö)	137,300	195
Tokyo Tatemono Co., Ltd.	2,000	19

		74,894

Regional Malls - 16.0%
Aeon Mall Co., Ltd.	22,600	593
CBL & Associates Properties, Inc. (ö)(Ñ)	72,300	1,729
CFS Retail Property Trust (ö)	202,360	415
General Growth Properties, Inc. (ö)	376,220	15,493

	Principal Amount ($) or Shares	Market Value $
Macerich Co. (The) (ö)(Ñ)	188,102	13,366
Simon Property Group, Inc. (ö)	447,627	38,881
Taubman Centers, Inc. (ö)(Ñ)	145,900	7,177
Westfield Group (ö)	34,463	631

		78,285

Self Storage - 4.4%
Extra Space Storage, Inc. (ö)(Ñ)	95,800	1,369
Public Storage (ö)(Ñ)	273,851	20,103

		21,472

Shopping Centers - 11.0%
Cedar Shopping Centers, Inc. (ö)	62,000	634
Citycon Oyj	46,277	246
Corio NV (ö)	3,418	275
Developers Diversified Realty Corp. (ö)	258,163	9,885
Federal Realty Invs Trust (ö)(Ñ)	206,458	16,960
Hammerson PLC (ö)	44,579	907
Kimco Realty Corp. (ö)(Ñ)	187,900	6,840
Kite Realty Group Trust (ö)(Ñ)	102,400	1,564
Mercialys SA (ö)	3,681	140
Regency Centers Corp. (ö)	191,467	12,348
Saul Centers, Inc. (ö)	17,600	940
Tanger Factory Outlet Centers (ö)(Ñ)	78,750	2,970

		53,709

Specialty - 2.2%
Digital Realty Trust, Inc. (ö)(Ñ)	167,700	6,435
DuPont Fabros Technology, Inc. (ö)(Ñ)	53,600	1,050
Entertainment Properties Trust (ö)(Ñ)	18,000	846
Plum Creek Timber Co., Inc. (ö)(Ñ)	49,500	2,279

		10,610

Total Common Stocks
(cost $402,796)		471,167

Warrants & Rights - 0.0%
Wharf Holdings, Ltd. (Æ)	15,071	21

Total Warrants & Rights
(cost $—)		21

Short-Term Investments - 3.1%
Russell Investment Company Money Market Fund	15,210,000	15,210

Total Short-Term Investments
(cost $15,210)		15,210

Real Estate Securities Fund	59

Russell Investment Funds

Real Estate Securities Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Other Securities - 19.8%
State Street Securities Lending Quality Trust (×)	96,537,248	96,537

Total Other Securities
(cost $96,537)		96,537

Total Investments - 119.3%
(identified cost $514,543)		582,935

Other Assets and Liabilities, Net - (19.3%)		(94,126)

Net Assets - 100.0%		488,809

See accompanying notes which are an integral part of the financial statements.

60	Real Estate Securities Fund

Russell Investment Funds

Real Estate Securities Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands

Foreign Currency Exchange Contracts

Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
USD	3	AUD	4	01/02/08	—
USD	11	AUD	12	01/02/08	—
USD	13	AUD	15	01/02/08	—
USD	26	AUD	30	01/02/08	—
USD	4	AUD	5	01/03/08	—
USD	11	AUD	12	01/03/08	—
USD	15	AUD	17	01/03/08	—
USD	66	AUD	76	01/03/08	—
USD	63	HKD	492	01/02/08	—
USD	73	HKD	571	01/02/08	—
USD	58	HKD	452	01/08/08	—
USD	102	SGD	148	01/02/08	—
EUR	6	USD	8	01/03/08	—
EUR	9	USD	13	01/03/08	—
EUR	12	USD	17	01/03/08	—
SGD	39	USD	27	01/02/08	—
SGD	14	USD	10	01/03/08	—

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts					—

Presentation of Portfolio Holdings — December 31, 2007

Categories	% of Net Assets

Apartments	13.5
Diversified	10.4
Free Standing Retail	0.1
Health Care	8.0
Industrial	7.4
Lodging/Resorts	6.7
Manufactured Homes	0.4
Mixed Industrial/Office	1.0
Office	15.3
Regional Malls	16.0
Self Storage	4.4
Shopping Centers	11.0
Specialty	2.2
Warrants & Rights	—	*
Short-Term Investments	3.1
Other Securities	19.8

Total Investments	119.3
Other Assets and Liabilities, Net	(19.3)

	100.0

Foreign Currency Exchange Contracts	—	*

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

Real Estate Securities Fund	61

Russell Investment Funds

Core Bond Fund

Portfolio Management Discussion and Analysis — December 31, 2007 (Unaudited)

Core Bond Fund
	Total Return
1 Year	7.24%
5 Years	4.74	%§
10 Years	5.63	%§

Lehman Brothers Aggregate Bond Index **
	Total Return
1 Year	6.97%
5 Years	4.42	%§
10 Years	5.97	%§

*	Assumes initial investment on January 1, 1998.

**	Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/ depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

62	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Portfolio Management Discussion and Analysis — December 31, 2007 (Unaudited)

The Core Bond Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has three money managers.

What is the Fund’s investment objective?

The Fund seeks to provide current income and the preservation of capital.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2007?

For the fiscal year ended December 31, 2007, the Core Bond Fund gained 7.24%. This compared to its benchmark the Lehman Brothers Aggregate Bond Index, which gained 6.97%. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended December 31, 2007, the Lipper® BBB Rated Corp Debt Funds (VIP) Average returned 5.27%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

Investors’ flight to the relative safety of U.S. Treasuries and the subsequent re-pricing of risk (i.e., the market demanding increased compensation for assuming a given level of risk) impacted nearly all non-Treasury fixed income investments. As a result, non-Treasury investments posted lower returns than the benchmark. Given that the Fund’s money managers typically invest in non-Treasury sectors, the Fund was generally hurt by exposure to so-called “spread sectors” (e.g., mortgages, corporates, asset-backed securities), but benefited significantly by underweighting investment grade corporates versus its benchmark.

The decline in short-term interest rates benefited the Fund as several of the Fund’s managers anticipated the decline and increased sensitivity to interest rates (also called increased duration). In general, as interest rates decline bond prices increase. Therefore, the increase in duration had a positive impact on performance.

Finally, as the Federal Reserve decreased the federal funds rate, intermediate maturity yields also declined resulting in a shift in yields otherwise known as a shift in the yield curve. This yield curve movement benefited the Fund as the Fund’s money managers anticipated the change and varied the maturity of their holdings.

Overall, managers’ investment decisions resulted in the Fund outperforming both its Index and its peers as measured by the Lipper® BBB Rated Corp Debt Funds (VIP) Average.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

By far, the largest impact on Fund performance was from the re-pricing of risk (i.e., the market demanding increased compensation for assuming a given level of risk) and the concern with the consumer’s ability to make mortgage payments. This fear of consumer creditworthiness also spread to broader market sectors and securities that have less exposure to consumer risk, which in turn added to volatility and lower returns. The Fund’s exposure to consumer-related investments in mortgage-backed and asset-backed sectors negatively impacted performance in these sectors. Being defensively positioned with respect to credit, however, was beneficial.

At the manager level, Pacific Investment Management Company LLC (“PIMCO”) was the best performing manager mainly due to its yield curve and sector allocation decisions. Goldman Sachs Asset Management, L.P. also generated positive performance as duration management as well as investments in securities outside of the United States generated positive excess return. Bear Stearns Asset Management Inc. underperformed over the year due to its duration positioning and exposure to securitized products such as mortgage-backed and asset-backed securities.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager line-up during the fiscal year.

Money Managers as of December 31, 2007	Styles
Bear Stearns Asset Management Inc.	Sector Rotation
Goldman Sachs Asset Management, L.P.	Fully Discretionary
Pacific Investment Management Company LLC	Fully Discretionary

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for Russell Investment Funds (RIF) are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF Fund.

Core Bond Fund	63

Russell Investment Funds

Core Bond Fund

Shareholder Expense Example — December 31, 2007 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
July 1, 2007	$1,000.00	$1,000.00
Ending Account Value
December 31, 2007	$1,060.60	$1,021.68
Expenses Paid During Period*	$3.64	$3.57

*	Expenses are equal to the Fund’s annualized expense ratio of 0.70% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

64	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Long-Term Investments - 90.6%
Asset-Backed Securities - 3.6%
Accredited Mortgage Loan Trust (Ê)
Series 2004-2 Class A2
5.165% due 07/25/34	41	40
ACE Securities Corp. (Ê)
Series 2003-OP1 Class M2
6.365% due 12/25/33	55	53
Series 2005-SD3 Class A
5.265% due 08/25/45	236	223
Aegis Asset Backed Securities Trust (Ê) Series 2003-3 Class M2 6.515% due 01/25/34	110	72
American Express Credit Account Master Trust (Ê)
Series 2004-C Class C (Å)
5.528% due 02/15/12	207	207
Series 2005-3 Class A
5.028% due 01/18/11	700	700
Ameriquest Mortgage Securities, Inc. (Ê)
Series 2002-D Class M1
7.236% due 02/25/33	90	67
Series 2004-R8 Class A5
5.235% due 09/25/34	29	29
Bayview Financial Acquisition Trust Series 2006-A Class 1A3 5.865% due 02/28/41	190	183
CIT Mortgage Loan Trust (Ê)(Þ)
Series 2007-1 Class 2A1
5.865% due 10/01/37	425	418
Series 2007-1 Class 2A2
6.115% due 10/01/37	130	124
Series 2007-1 Class 2A3
6.239% due 10/01/37	180	164
Countrywide Asset-Backed Certificates
Series 2004-13 Class AF3
3.989% due 02/25/31	7	7
Series 2004-AB2 Class M3 (Ê)
5.465% due 05/25/36	95	83
Series 2004-BC1 Class M1 (Ê)
5.365% due 02/25/34	95	88
Series 2006-11 Class 1AF4
6.300% due 09/25/46	170	158
Countrywide Home Equity Loan Trust (Ê) Series 2006-HW Class 2A1B 5.178% due 11/15/36	698	652

	Principal Amount ($) or Shares	Market Value $
First Franklin Mortgage Loan Asset Backed Certificates (Ê) Series 2006-FF1 Class A3 4.915% due 11/25/36	213	207
GMAC Mortgage Corp. Loan Trust Series 2007-HE3 Class 2A1 7.000% due 09/25/37	97	98
GSAA Trust
Series 2006-2 Class 2A3 (Ê)
5.135% due 12/25/35	320	314
Series 2006-4 Class 1A2
5.951% due 03/25/36	234	232
GSAMP Trust (Ê)
Series 2003-HE2 Class M1
5.515% due 08/25/33	131	117
Series 2004-SEA Class A2A
5.155% due 03/25/34	59	59
HFC Home Equity Loan Asset Backed Certificates (Ê)
Series 2005-1 Class A
5.239% due 01/20/34	224	219
Series 2007-3 Class APT
6.149% due 11/20/36	434	424
Home Equity Asset Trust (Ê) Series 2005-2 Class 2A2 5.065% due 07/25/35	4	4
HSI Asset Securitization Corp. Trust (Ê) Series 2006-HE2 Class 2A1 4.833% due 12/25/36	73	70
Indymac Residential Asset Backed Trust (Ê) Series 2006-H2 Class A 4.950% due 06/28/36	427	387
Lehman XS Trust (Ê)
Series 2005-1 Class 2A2
4.660% due 07/25/35	117	117
Series 2006-16N Class A1A
4.945% due 11/25/46	173	166
Series 2007-4N Class 3A2A
5.683% due 04/25/37	900	846
Long Beach Mortgage Loan Trust (Ê)
Series 2004-4 Class 1A1
5.145% due 10/25/34	5	4
Series 2006-9 Class 2A1
4.925% due 10/25/36	606	591
Mastr Asset Backed Securities Trust (Ê) Series 2003-WMC Class M2 7.340% due 08/25/33	57	48

Core Bond Fund	65

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Morgan Stanley ABS Capital I (Ê)
Series 2003-NC8 Class M3
6.965% due 09/25/33	38	32
Series 2006-HE7 Class A2A
4.915% due 09/25/36	552	538
New Century Home Equity Loan Trust (Ê) Series 2004-4 Class M2 5.395% due 02/25/35	215	202
Option One Mortgage Loan Trust (Ê)
Series 2003-2 Class M2
6.565% due 04/25/33	48	41
Series 2003-3 Class M3
6.865% due 06/25/33	38	29
Series 2003-4 Class M2
6.515% due 07/25/33	31	28
Park Place Securities, Inc. (Ê) Series 2005-WCW Class M1 5.315% due 09/25/35	210	176
Popular ABS Mortgage Pass-Through Trust Series 2005-6 Class A3 5.680% due 01/25/36	230	228
Renaissance Home Equity Loan Trust
Series 2005-1 Class M1
5.357% due 05/25/35	80	70
Series 2005-2 Class AF4
4.934% due 08/25/35	85	78
Series 2006-1 Class AF6
5.746% due 05/25/36	175	162
Residential Asset Mortgage Products, Inc.
Series 2003-RS1 Class AI6A
5.980% due 12/25/33	197	196
Series 2006-RZ4 Class A1A (Ê)
4.945% due 10/25/36	711	692
Residential Asset Securities Corp.
Series 2003-KS2 Class MI1
4.800% due 04/25/33	450	426
Series 2003-KS2 Class MI3
6.100% due 04/25/33	83	61
Series 2006-KS9 Class AI1 (Ê)
4.935% due 11/25/36	168	164
Series 2007-KS2 Class AI1 (Ê)
4.935% due 02/25/37	390	382
SBI Heloc Trust (Ê)(þ) Series 2006-1A Class 1A2A 5.035% due 08/25/36	113	108
SLM Student Loan Trust (Ê) Series 2007-3 Class A1 5.074% due 10/27/14	683	682

	Principal Amount ($) or Shares	Market Value $
Small Business Administration Series 2000-P10 Class 1 7.449% due 08/10/10	6	6
Soundview Home Equity Loan Trust
Series 2006-2 Class A2 (Ê)
4.995% due 03/25/36	155	154
Series 2006-WF1 Class A2
5.645% due 10/25/36	290	287
Structured Asset Investment Loan Trust (Ê) Series 2005-3 Class M2 5.305% due 04/25/35	120	100
Structured Asset Securities Corp.
Series 2004-19X Class A2
4.370% due 10/25/34	120	119
Series 2006-BC3 Class A2 (Ê)
4.915% due 10/25/36	182	179
VTB 24 Capital PLC (Ê) 5.971% due 12/07/09	100	97

		12,408

Certificates of Deposit - 0.2%
Calyon NY 5.204% due 01/16/09	300	300
Nordea Bank Finland PLC 5.443% due 04/09/09	400	400

		700

Corporate Bonds and Notes - 19.0%
Abbott Laboratories
5.600% due 05/15/11	260	269
5.875% due 05/15/16	80	84
Ace Capital Trust II 9.700% due 04/01/30	175	222
Alamosa Delaware, Inc. 8.500% due 01/31/12	100	102
Alion Science and Technology Corp. 10.250% due 02/01/15	200	171
Allied Waste NA, Inc. (Ñ) Series B 7.125% due 05/15/16	90	89
Altria Group, Inc. 7.750% due 01/15/27	25	32
American Casino & Entertainment Properties LLC 7.850% due 02/01/12	115	119
American Electric Power Co., Inc. Series C 5.375% due 03/15/10	35	36

66	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

American Express Bank FSB Series BKNT 6.000% due 09/13/17	400	402
American Express Centurion Bank Series BKNT 5.550% due 10/17/12	250	254
Series BKN1
6.000% due 09/13/17	400	402
American General Finance Corp.
4.875% due 05/15/10	225	226
6.900% due 12/15/17	400	400
American International Group, Inc.
4.700% due 10/01/10	130	130
5.375% due 10/18/11	195	198
5.050% due 10/01/15	265	256
5.850% due 01/16/18	900	906
6.250% due 03/15/87	150	134
Americo Life, Inc. (Å) 7.875% due 05/01/13	75	77
Amkor Technology, Inc. 7.750% due 05/15/13	175	165
Anadarko Petroleum Corp. 5.950% due 09/15/16	100	102
ANZ Capital Trust (ƒ)(Þ) 4.484% due 12/31/49	225	221
Appalachian Power Co.	65	66
Series O 5.650% due 08/15/12
Arizona Public Service Co.
5.800% due 06/30/14	100	100
6.250% due 08/01/16	150	153
AT&T Mobility LLC 6.500% due 12/15/11	120	126
AT&T, Inc.
5.100% due 09/15/14	45	45
6.500% due 09/01/37	125	131
6.300% due 01/15/38	875	889
Atmos Energy Corp. 6.350% due 06/15/17	65	66
BAE Systems Holdings, Inc. (Þ) 6.400% due 12/15/11	395	416
Bank of America Corp.
5.875% due 02/15/09	80	81
4.875% due 11/06/09 (Ê)	100	100
5.625% due 10/14/16	115	116
6.000% due 09/01/17	335	342
5.750% due 12/01/17	150	150

	Principal Amount ($) or Shares	Market Value $
Bank of America NA Series BKNT (Ê)
5.133% due 06/12/09	700	698
5.271% due 06/15/16	200	195
Bank of New York Mellon Corp. (The) 5.125% due 11/01/11	215	218
Bausch & Lomb, Inc. (Þ) 9.875% due 11/01/15	125	127
Bear Stearns Cos., Inc. (The)
5.494% due 07/16/09 (Ê)	1,200	1,154
6.950% due 08/10/12	600	617
BellSouth Corp.
4.240% due 04/26/21 (Þ)	300	299
6.550% due 06/15/34	35	36
Bellsouth Telecommunications, Inc. 7.000% due 12/01/95	245	255
BNP Paribas Capital Trust (ƒ)(Å) 9.003% due 12/29/49	450	482
Boardwalk Pipelines, LP 5.875% due 11/15/16	225	230
Boeing Capital Corp., Ltd. (Ñ) 6.100% due 03/01/11	50	52
Burlington Northern Santa Fe Corp.
5.650% due 05/01/17	105	104
6.875% due 12/01/27	25	26
6.750% due 03/15/29	10	10
California Steel Industries, Inc. 6.125% due 03/15/14	385	339
Caterpillar Financial Services Corp.
4.965% due 05/18/09 (Ê)	1,100	1,097
4.300% due 06/01/10	170	169
4.850% due 12/07/12 (Ñ)	145	145
5.850% due 09/01/17	95	98
Catlin Insurance Co., Ltd. (ƒ)(Å) 7.249% due 12/31/49	100	91
CenterPoint Energy Houston Electric LLC
Series J2 5.700% due 03/15/13	110	111
CenterPoint Energy Resources Corp.
6.125% due 11/01/17	50	51
Series B
7.875% due 04/01/13	165	181
Chubb Corp.
6.375% due 03/29/37 (Ñ)	175	171
6.000% due 05/11/37	95	90
CIT Group, Inc. 6.875% due 11/01/09	45	45

Core Bond Fund	67

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Citigroup Capital XXI 8.300% due 12/21/77	100	106
Citigroup Funding, Inc. (Ê)
4.896% due 04/23/09	100	99
4.858% due 06/26/09	200	197
Citigroup Global Markets Holdings, Inc. (Ê) Series MTNA 5.091% due 03/17/09	200	198
Citigroup, Inc.
5.024% due 01/30/09 (Ê)	100	99
5.228% due 12/28/09 (Ê)	400	393
6.500% due 01/18/11	245	256
5.500% due 08/27/12 (Ñ)	200	204
5.850% due 07/02/13	425	438
4.700% due 05/29/15 (Ñ)	50	47
5.850% due 08/02/16 (Ñ)	55	56
6.000% due 08/15/17 (Ñ)	400	408
6.125% due 08/25/36	300	284
Citizens Communications Co.(Ñ) 9.250% due 05/15/11	125	135
Clorox Co. 4.200% due 01/15/10	100	99
CNA Financial Corp. 6.500% due 08/15/16	125	128
Columbus Southern Power Co. Series C 5.500% due 03/01/13	10	10
Comcast Cable Communications Holdings, Inc.
9.455% due 11/15/22	125	159
Comcast Cable Holdings LLC
9.800% due 02/01/12	180	208
7.875% due 08/01/13	335	367
Comcast Corp.
5.900% due 03/15/16	115	116
6.500% due 01/15/17	65	68
6.450% due 03/15/37	80	81
Commonwealth Edison Co.
6.950% due 07/15/18	50	51
5.900% due 03/15/36	75	70
Series 105
5.400% due 12/15/11	125	126
Series 98
6.150% due 03/15/12	80	83
Community Health Systems, Inc. 8.875% due 07/15/15	165	168
COX Communications, Inc.
4.625% due 01/15/10 (Ñ)	350	347
5.875% due 12/01/16 (Þ)	75	75

	Principal Amount ($) or Shares	Market Value $
Credit Suisse USA, Inc.
4.875% due 08/15/10	65	66
5.250% due 03/02/11 (Ñ)	55	56
6.500% due 01/15/12	25	26
5.500% due 08/15/13 (Ñ)	45	46
4.875% due 01/15/15	55	54
CSC Holdings, Inc.
Series B
8.125% due 07/15/09	210	213
8.125% due 08/15/09	175	178
6.750% due 04/15/12	90	86
CVS Caremark Corp.
5.750% due 08/15/11	215	220
5.750% due 06/01/17	180	181
Daimler Finance NA LLC
5.461% due 03/13/09 (Ê)	400	398
5.541% due 03/13/09 (Ê)(Ñ)	300	298
6.500% due 11/15/13	145	152
Dayton Power & Light Co. (The) 5.125% due 10/01/13	135	134
DCP Midstream LLC (Ñ) 6.875% due 02/01/11	20	21
Delta Air Lines, Inc. Series 00-1 7.570% due 11/18/10	205	207
Detroit Edison Co. (The) 6.350% due 10/15/32	50	51
Devon Financing Corp. ULC 7.875% due 09/30/31	100	121
Dex Media West LLC/Dex Media Finance Co. Series B 9.875% due 08/15/13	245	255
Dominion Resources, Inc.
Series A
5.200% due 01/15/16	240	233
Series B
6.250% due 06/30/12 (Ñ)	66	69
DPL, Inc. 6.875% due 09/01/11	193	205
Drummond Co., Inc. (Þ) 7.375% due 02/15/16	160	148
Echostar DBS Corp. 7.125% due 02/01/16	125	128
El Paso Corp. 8.050% due 10/15/30	200	208
El Paso Natural Gas Co. 7.500% due 11/15/26	100	105

68	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Eli Lilly & Co. (Ñ) 5.200% due 03/15/17	305	305
Energy Transfer Partners, LP 5.950% due 02/01/15	325	319
Enterprise Products Operating, LP
4.950% due 06/01/10	125	125
8.375% due 08/01/66	100	102
Exelon Generation Co. LLC 6.200% due 10/01/17	40	40
FedEx Corp. 7.600% due 07/01/97	75	89
.Financing Corp.
Principal Only STRIP
Series 2P
Zero coupon due 11/30/17	60	38
Series 6P
Zero coupon due 08/03/18	300	184
Series 10P
Zero coupon due 11/30/17	510	325
Series 15P
Zero coupon due 03/07/19	70	42
FirstEnergy Corp.
Series B
6.450% due 11/15/11	280	289
Series C
7.375% due 11/15/31	125	137
Fiserv, Inc. 6.125% due 11/20/12	335	341
Ford Motor Credit Co. LLC 7.875% due 06/15/10	200	185
Freeport-McMoRan Copper & Gold, Inc. 8.375% due 04/01/17	415	445
General Electric Capital Corp.
5.250% due 01/20/10 (Ê)	200	198
5.250% due 10/19/12	175	179
6.375% due 11/15/67	1,900	1,962
Series GMTN
5.500% due 04/28/11	220	226
Series MTN (Ê)
5.095% due 10/26/09	500	499
Series MTNA
5.450% due 01/15/13	405	417
General Electric Co. 5.250% due 12/06/17	65	65
Goldman Sachs Group, Inc. (The)
5.248% due 03/30/09 (Ê)	400	398
6.875% due 01/15/11	565	599
5.350% due 01/15/16 (Ñ)	410	406
5.625% due 01/15/17 (Ñ)	80	78
6.250% due 09/01/17 (Ñ)	600	624
6.750% due 10/01/37	935	916

	Principal Amount ($) or Shares	Market Value $
GrafTech Finance, Inc. 10.250% due 02/15/12	125	129
Harrah’s Operating Co., Inc. 5.500% due 07/01/10	125	116
Hawaiian Telcom Communications, Inc. (Ê) Series B 10.318% due 05/01/13	240	242
HCA, Inc.
9.125% due 11/15/14	125	130
9.250% due 11/15/16	120	126
HCP, Inc. 5.950% due 09/15/11	300	301
Historic TW, Inc.
8.050% due 01/15/16	195	217
6.625% due 05/15/29	10	10
Home Depot, Inc. 5.400% due 03/01/16	35	33
HSBC Finance Corp.
5.240% due 10/21/09 (Ê)	100	100
5.213% due 03/12/10 (Ê)	300	294
5.137% due 05/10/10 (Ê)	100	97
6.375% due 11/27/12	185	190
5.000% due 06/30/15	110	105
Idearc, Inc. 8.000% due 11/15/16	125	115
Inmarsat Finance PLC (Ñ) 10.375% due 11/15/12	125	121
International Business Machines Corp. 7.125% due 12/01/96	230	250
International Lease Finance Corp.
5.750% due 06/15/11	80	81
5.625% due 09/20/13 (Ñ)	80	80
International Paper Co. 5.850% due 10/30/12	510	519
International Steel Group, Inc. (Ñ) 6.500% due 04/15/14	210	216
iPCS, Inc. (Ê) 7.036% due 05/01/13	35	33
iStar Financial, Inc. Series B 5.125% due 04/01/11	200	178
Jersey Central Power & Light Co. 5.625% due 05/01/16	90	88
Johnson & Johnson
5.550% due 08/15/17	75	79
5.950% due 08/15/37	40	43
JP Morgan Chase Bank Series EMTN 6.000% due 05/22/45	860	758

Core Bond Fund	69

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

JPMorgan Chase & Co.
5.600% due 06/01/11	115	119
5.375% due 01/15/14	170	169
6.000% due 01/15/18	265	270
JPMorgan Chase Bank NA
Series BKNT
5.875% due 06/13/16	70	71
6.000% due 10/01/17	400	407
Kellogg Co. Series B 6.600% due 04/01/11	445	472
Kerr-McGee Corp. 6.950% due 07/01/24	125	134
Kraft Foods, Inc.
5.625% due 11/01/11	575	588
6.500% due 08/11/17	100	103
6.125% due 02/01/18	200	202
Kroger Co. (The)
8.000% due 09/15/29	15	17
7.500% due 04/01/31	25	28
L-3 Communications Corp. Series B 6.375% due 10/15/15	125	123
Lehman Brothers Holdings, Inc.
5.241% due 01/23/09 (Ê)(Ñ)	600	588
5.320% due 04/03/09 (Ê)	400	391
5.170% due 05/25/10 (Ê)	200	192
5.250% due 02/06/12	85	84
5.375% due 10/17/12	250	348
6.200% due 09/26/14 (Ñ)	375	382
5.500% due 04/04/16	100	96
Level 3 Communications, Inc. 6.000% due 09/15/09	60	56
Level 3 Financing, Inc. 12.250% due 03/15/13	150	152
M&T Bank Corp. 5.375% due 05/24/12	215	214
Mandalay Resort Group 6.500% due 07/31/09	90	90
Manufacturers & Traders Trust Co. 5.585% due 12/28/20	84	78
Mashantucket Western Pequot Tribe (Þ) 8.500% due 11/15/15	235	237
McLeodUSA, Inc. (Þ) 10.500% due 10/01/11	225	251
MedQuest, Inc. (Ñ) Series B 11.875% due 08/15/12	225	235

	Principal Amount ($) or Shares	Market Value $
Merrill Lynch & Co., Inc.
5.211% due 12/04/09 (Ê)	200	194
6.050% due 08/15/12	290	296
6.050% due 05/16/16	85	84
5.700% due 05/02/17 (Ñ)	65	62
6.400% due 08/28/17 (Ñ)	435	442
Series MTN (Ê)
4.948% due 05/08/09	900	876
Series MTNC
4.250% due 02/08/10	25	25
MetLife, Inc. 6.400% due 12/15/36	100	92
Metropolitan Life Global Funding I (Ê)(Þ) 4.945% due 05/17/10	400	397
MGM Mirage 6.750% due 09/01/12	300	292
Midamerican Energy Holdings Co. 6.125% due 04/01/36	150	150
Miller Brewing Co. (Þ) 5.500% due 08/15/13	110	111
Mohegan Tribal Gaming Authority 8.000% due 04/01/12	125	127
Morgan Stanley
4.925% due 05/07/09 (Ê)	300	296
5.375% due 10/15/15	125	122
5.550% due 04/27/17	70	68
6.250% due 08/28/17 (Ñ)	100	102
5.950% due 12/28/17 (Ñ)	225	225
Series GMTN
5.006% due 02/09/09 (Ê)	500	494
5.750% due 08/31/12	125	128
Series MTN (Ê)
5.333% due 01/15/10	300	297
Natexis Ambs Co. LLC (ƒ)(Þ) 8.440% due 12/29/49	120	122
National Rural Utilities Cooperative Finance Corp.
5.750% due 08/28/09	45	46
5.450% due 04/10/17	215	214
Neff Corp. (Ñ) 10.000% due 06/01/15	80	44
Nelnet, Inc. 7.400% due 09/29/36	125	120
Nevada Power Co. Series L 5.875% due 01/15/15	100	99
New Cingular Wireless Services, Inc.
7.875% due 03/01/11	150	162
8.125% due 05/01/12	155	172
8.750% due 03/01/31	85	110

70	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

News America Holdings, Inc.
7.750% due 12/01/45	65	70
7.900% due 12/01/95	90	100
8.250% due 10/17/96	20	23
News America, Inc. (Å) 6.650% due 11/15/37	225	232
NGPL PipeCo LLC (Þ) 6.514% due 12/15/12	200	203
Nisource Finance Corp.
7.875% due 11/15/10	125	133
6.400% due 03/15/18	145	145
Noranda Aluminium Acquisition Corp. (Ê)(Þ) 8.738% due 05/15/15	130	109
Norfolk Southern Corp.
7.700% due 05/15/17	20	23
7.050% due 05/01/37	90	98
7.900% due 05/15/97	470	544
Nuveen Investments, Inc. (Þ) 10.500% due 11/15/15	235	234
Ohio Power Co. Series F 5.500% due 02/15/13	20	20
ONEOK Partners, LP
6.650% due 10/01/36	100	101
6.850% due 10/15/37	100	104
Pacific Gas & Electric Co.
4.200% due 03/01/11	60	59
6.050% due 03/01/34	95	95
PAETEC Holding Corp. (Þ) 9.500% due 07/15/15	305	297
PartnerRe Finance II 6.440% due 12/01/66	50	44
Phoenix Life Insurance Co. (Þ) 7.150% due 12/15/34	150	164
Pride International, Inc. 7.375% due 07/15/14	185	190
Progress Energy, Inc.
7.100% due 03/01/11	77	82
5.625% due 01/15/16	40	40
7.000% due 10/30/31	90	98
Prudential Financial, Inc. 6.000% due 12/01/17	110	110
Qwest Corp. 7.625% due 06/15/15	100	102
RBS Capital Trust III (ƒ) 5.512% due 09/29/49	200	184
Reckson Operating Partnership, LP
7.750% due 03/15/09	25	26
5.150% due 01/15/11	92	93

	Principal Amount ($) or Shares	Market Value $
Reinsurance Group of America, Inc. (Ñ) 6.750% due 12/15/65	75	67
Residential Capital LLC 7.875% due 06/30/10	200	128
Rohm & Haas Co. (Ñ) 6.000% due 09/15/17	100	102
Ryerson, Inc. (Þ) 12.000% due 11/01/15	225	222
Safeway, Inc. 7.250% due 02/01/31	20	22
SB Treasury Co. LLC (ƒ)(Å) 12/29/2049 9.400% due 12/29/49	350	357
Schering-Plough Corp. 5.550% due 12/01/13	200	202
Simon Property Group, LP 5.600% due 09/01/11	200	201
Southern Natural Gas Co. 7.350% due 02/15/31	75	78
Spansion, Inc. (Ñ)(Þ) 11.250% due 01/15/16	45	38
Sprint Capital Corp.
7.625% due 01/30/11	350	365
8.750% due 03/15/32	70	79
Sprint Nextel Corp. 6.000% due 12/01/16	350	335
SPX Corp. (Þ) 7.625% due 12/15/14	75	77
Swiss Re Capital I, LP (ƒ)(Þ) 6.854% due 05/29/49	225	221
Symetra Financial Corp. (Å) 6.125% due 04/01/16	150	149
Temple-Inland, Inc. 7.875% due 05/01/12	202	223
Tennessee Gas Pipeline Co. (Ñ) 7.000% due 10/15/28	50	50
Time Warner Cable, Inc.
5.400% due 07/02/12	600	601
5.850% due 05/01/17	155	155
6.550% due 05/01/37 (Ñ)	175	179
Time Warner, Inc. (Ñ) 5.875% due 11/15/16	400	398
Travelers Cos., Inc. (The)
5.375% due 06/15/12	40	41
6.250% due 06/15/37	100	97
Travelport LLC (Ñ) 11.875% due 09/01/16	130	139
UBS AG Series MTN Zero coupon due 12/31/17	270	157

Core Bond Fund	71

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Unilever Capital Corp. (Ñ) 5.900% due 11/15/32	130	129
Union Electric Co. 6.400% due 06/15/17	205	215
Union Pacific Corp. 6.125% due 01/15/12	120	125
Union Planters Corp. 7.750% due 03/01/11	50	53
United States Steel Corp.
5.650% due 06/01/13	135	131
6.050% due 06/01/17	95	89
6.650% due 06/01/37	40	36
United Technologies Corp. 5.375% due 12/15/17	145	146
UnitedHealth Group, Inc.
5.250% due 03/15/11	95	96
6.000% due 06/15/17 (Þ)	35	35
6.500% due 06/15/37 (Þ)	45	45
Verizon Communications, Inc. (Ê) 5.280% due 04/03/09	500	495
Verizon Global Funding Corp. (Ñ) 6.875% due 06/15/12	1,465	1,585
Wachovia Capital Trust III (ƒ) 5.800% due 03/15/42	125	112
Wachovia Corp.
5.625% due 10/15/16	100	99
5.750% due 06/15/17 (Ñ)	155	154
Wachovia Mortgage FSB (Ê) Series BKNT 4.938% due 05/08/09	1,000	1,001
Wells Fargo & Co.
5.250% due 10/23/12	135	136
4.950% due 10/16/13	65	65
5.625% due 12/11/17	1,005	1,006
Wells Fargo Bank NA 5.750% due 05/16/16	140	142
Weyerhaeuser Co. 6.750% due 03/15/12	400	420
Windstream Corp. 8.625% due 08/01/16	125	131
Wyeth
6.950% due 03/15/11	285	304
5.500% due 03/15/13	140	144
5.950% due 04/01/37	140	140
Xerox Corp. 5.500% due 05/15/12	185	188

		65,682

	Principal Amount ($) or Shares	Market Value $

International Debt - 6.4%
Abbey National PLC (ƒ) 6.700% due 06/29/49	150	147
Altos Hornos de Mexico SA de CV (Ø)
Series A 11.375% due 04/30/49	220	158
America Movil SAB de CV 5.500% due 03/01/14	100	99
Argentina Bonos Series VII 7.000% due 09/12/13	650	572
Aspen Insurance Holdings, Ltd. 6.000% due 08/15/14	50	51
AstraZeneca PLC (Ñ) 5.900% due 09/15/17	100	105
AXA SA
8.600% due 12/15/30	35	43
6.463% due 12/31/49 (ƒ)(Ñ)(Þ)	100	90
Bank of Scotland PLC (Ê)(Þ) Series MTN 5.254% due 07/17/09	300	300
Barclays Bank PLC
5.450% due 09/12/12	1,300	1,331
6.050% due 12/04/17 (Þ)	200	199
BNP Paribas (ƒ)(Þ) 5.186% due 06/29/49	300	273
British Telecommunications PLC
8.625% due 12/15/10	300	329
9.125% due 12/15/30	5	7
Canadian Natural Resources, Ltd.
6.000% due 08/15/16	40	41
5.700% due 05/15/17 (Ñ)	75	75
6.500% due 02/15/37	170	170
CIT Group Funding Co. of Canada 5.600% due 11/02/11	80	76
Citigroup Global Markets
Deutschland AG for OAO Gazprom 10.500% due 10/21/09	200	216
Conoco Funding Co. 6.350% due 10/15/11	340	361
Deutsche Bank AG (Ñ) 6.000% due 09/01/17	600	622
Deutsche Telekom International Finance BV
5.064% due 03/23/09 (Ê)	300	299
8.000% due 06/15/10	60	64
5.375% due 03/23/11	75	76
8.250% due 06/15/30 (Ñ)	180	225

72	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

DNB Nor Bank ASA (Ê)(Þ) 5.313% due 10/13/09	1,000	1,000
Egypt Government AID Bonds 4.450% due 09/15/15	295	293
EnCana Corp. (Ñ) 6.500% due 02/01/38	225	233
Endurance Specialty Holdings, Ltd. 6.150% due 10/15/15	100	98
Enel Finance International SA (Þ) 6.250% due 09/15/17	600	607
Export-Import Bank of China (Þ) 4.875% due 07/21/15	110	108
Export-Import Bank of Korea
5.125% due 02/14/11	100	100
5.500% due 10/17/12	100	100
Federative Republic of Brazil (Ñ) 6.000% due 01/17/17	590	599
10.25% due 01/10/28	1,845	995
FMG Finance Pty, Ltd. (Þ) 10.625% due 09/01/16	565	647
Gaz Capital for Gazprom (Å) 6.212% due 11/22/16	115	110
GTL Trade Finance, Inc. (Þ) 7.250% due 10/20/17	105	107
HSBC Holdings PLC (Ñ)
6.500% due 05/02/36	175	170
6.500% due 09/15/37	100	97
Inco, Ltd. 5.700% due 10/15/15	175	175
Intelsat Bermuda, Ltd.
8.886% due 01/15/15 (Ê)	110	110
11.250% due 06/15/16	270	279
Intelsat Subsidiary Holding Co., Ltd. 8.625% due 01/15/15	205	206
Intergen NV (Þ) 9.000% due 06/30/17	185	195
Ispat Inland ULC 9.750% due 04/01/14	639	692
Korea Development Bank (Ê)(Ñ) 5.370% due 04/03/10	900	897
Korea Electric Power Corp. (Þ) 5.125% due 04/23/34	60	61
Lukoil International Finance BV (Þ) 6.356% due 06/07/17	340	322
Mizuho Financial Group Cayman, Ltd. (Þ) 5.790% due 04/15/14	100	105
MUFG Capital Finance 1, Ltd. (ƒ) 6.346% due 07/25/99	200	189
Peruvian Government International Bond (Ñ) 8.375% due 05/03/16	160	188

	Principal Amount ($) or Shares	Market Value $
Petrobras International Finance Co. (Ñ) 8.375% due 12/10/18	295	351
Province of Quebec Canada Series PJ 6.125% due 01/22/11	390	412
Ras Laffan Liquefied Natural Gas Co., Ltd. II (Þ) 5.298% due 09/30/20	75	73
Ras Laffan Liquefied Natural Gas Co., Ltd. III (Þ) 5.838% due 09/30/27	250	236
Resona Bank, Ltd. (ƒ)(Þ) 5.850% due 09/29/49	255	237
Resona Preferred Global Securities Cayman, Ltd. (ƒ)(Å) 7.191% due 12/29/49	325	322
Rogers Wireless, Inc. 6.375% due 03/01/14	365	376
Royal Bank of Scotland Group PLC (ƒ) 6.990% due 10/29/49 (Å)	450	449
Series 1 9.118% due 03/31/49	700	748
Russia Government International Bond (Þ) 7.500% due 03/31/30	342	389
Santander Perpetual SA Unipersonal (ƒ)(Þ) 6.671% due 10/29/49	300	301
Sanwa Finance Aruba AEC 8.350% due 07/15/09	135	142
SMFG Preferred Capital USD 1, Ltd. (ƒ)(Å) 6.078% due 01/29/49	100	92
Sumitomo Mitsui Banking Corp. (ƒ)(Þ) 5.625% due 07/29/49	400	374
Systems 2001 Asset Trust LLC (Þ) 7.156% due 12/15/11	88	92
Telecom Italia Capital SA
4.875% due 10/01/10	150	149
6.200% due 07/18/11	105	108
5.250% due 10/01/15	150	146
Telefonica Emisiones SAU
5.226% due 06/19/09 (Ê)	300	298
6.221% due 07/03/17	90	94
TNK-BP Finance SA (Þ) 7.500% due 03/13/13	110	110
Transocean, Inc. 6.800% due 03/15/38	50	51
Tyco Electronics Group SA (Þ) 6.000% due 10/01/12	50	51

Core Bond Fund	73

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Tyco International Group SA 6.750% due 02/15/11	210	220
UBS AG Series DPNT 5.875% due 12/20/17	200	201
UFJ Finance Aruba AEC 6.750% due 07/15/13	35	38
Vale Overseas, Ltd.
6.250% due 01/11/16	35	35
6.250% due 01/23/17	120	120
Vedanta Resources PLC (Þ) 6.625% due 02/22/10	245	244
Vodafone Group PLC 6.150% due 02/27/37	125	123
VTB Capital SA (Þ) 6.609% due 10/31/12	130	129
Western Oil Sands, Inc. 8.375% due 05/01/12	255	284
Westfield Capital Corp., Ltd. (Þ) 5.125% due 11/15/14	125	117
Westfield Group (Þ) 5.400% due 10/01/12	125	125
Xstrata Canada Corp.
7.250% due 07/15/12	50	54
6.000% due 10/15/15	225	228
Xstrata Finance Canada, Ltd. (Þ) 5.500% due 11/16/11	45	46

		22,177

Loan Agreements - 0.3%
Adam Aircraft 11.860% due 05/01/12	85	68
DB UFC Zuffa Bank Loan 6.938% due 06/28/12	239	199
Flextronics International, Ltd., Term Loan
7.394% due 10/01/14	135	131
7.395% due 10/03/14	9	9
7.455% due 10/15/14	41	40
Starbound Reinsurance, Ltd. 8.090% due 08/20/09	420	420
Travelport Holdings, Ltd. 12.198% due 03/01/13	125	118
TXU Corp. 8.747% due 10/10/14	225	221

		1,206

Mortgage-Backed Securities - 54.5%
ABN Amro Mortgage Corp. Series 2003-13 Class A3 5.500% due 01/25/34	1,612	1,529

	Principal Amount ($) or Shares	Market Value $
Adjustable Rate Mortgage Trust (Ê) Series 2004-5 Class 2A1 4.990% due 04/25/35	87	87
Series 2005-3 Class 8A2 5.105% due 07/25/35	180	176
American Home Mortgage Assets (Ê) Series 2007-1 Class A1 5.563% due 02/25/47	887	828
American Home Mortgage Investment Trust (Ê) Series 2004-4 Class 4A 4.390% due 02/25/45	126	121
Series 2005-2 Class 5A2 5.015% due 09/25/35	25	25
Banc of America Alternative Loan Trust
Series 2003-2 Class CB2 (Ê)
5.365% due 04/25/33	87	86
Series 2003-10 Class 2A2 (Ê)
5.315% due 12/25/33	212	208
Series 2006-5 Class CB17
6.000% due 06/25/36	220	217
Banc of America Commercial Mortgage, Inc.
Series 2004-3 Class A3
4.875% due 06/10/39	264	264
Series 2004-4 Class A3
4.128% due 07/10/42	710	704
Series 2005-2 Class A4
4.783% due 07/10/43	333	328
Series 2005-3 Class A2
4.501% due 07/10/43	150	148
Series 2005-5 Class A4
5.115% due 10/10/45	500	493
Series 2006-1 Class A4
5.372% due 09/10/45	200	201
Banc of America Funding Corp.
Series 2005-D Class A1 (Ê)
4.112% due 05/25/35	142	141
Series 2006-3 Class 5A8
5.500% due 03/25/36	475	464
Series 2006-A Class 3A2
5.880% due 02/20/36	182	181
Series 2006-A Class 4A1 (Ê)
5.565% due 02/20/36	473	469
Banc of America Mortgage Securities, Inc.
Series 2003-9 Class 1A12 (Ê)
5.315% due 12/25/33	403	401
Series 2004-1 Class 5A1
6.500% due 09/25/33	16	16

74	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2004-2 Class 1A9 (Ê)
5.315% due 03/25/34	205	204
Series 2004-11 Class 2A1
5.750% due 01/25/35	406	405
Series 2005-H Class 2A5 (Ê)
4.803% due 09/25/35	220	214
Series 2005-L Class 3A1 (Ê)
5.464% due 01/25/36	236	233
Series 2006-2 Class A15
6.000% due 07/25/36	268	273
Series 2007-3 Class 1A1
6.000% due 09/25/37	909	906
Bear Stearns Adjustable Rate Mortgage Trust
Series 2003-1 Class 6A1
5.037% due 04/25/33	65	65
Series 2003-8 Class 4A1
4.609% due 01/25/34	133	131
Series 2004-1 Class 21A1
4.457% due 04/25/34	112	111
Series 2004-9 Class 22A1 (Ê)
4.780% due 11/25/34	98	98
Series 2005-2 Class A1 (Ê)
4.125% due 03/25/35	1,668	1,652
Series 2005-3 Class 2A1
5.072% due 06/25/35	313	310
Bear Stearns Alt-A Trust
Series 2005-4 Class 23A1
5.368% due 05/25/35	245	242
Series 2005-7 Class 22A1
5.527% due 09/25/35	114	112
Bear Stearns Alt-A Trust II Series 2007-1 Class 1A1 6.278% due 09/25/47	958	956
Bear Stearns Mortgage Funding Trust (Ê)
Series 2006-AR2 Class 1A1
5.065% due 09/25/36	913	856
Series 2006-AR2 Class 2A1
5.095% due 10/25/36	884	853
Chase Mortgage Finance Corp.
Series 2003-S8 Class A1
4.500% due 09/25/18	158	154
Series 2006-S4 Class A3
6.000% due 12/25/36	266	270
Series 2006-S4 Class A4
6.000% due 12/25/36	145	146
Series 2007-A1 Class 1A3
4.355% due 02/25/37	844	837

	Principal Amount ($) or Shares	Market Value $
Citigroup Mortgage Loan Trust, Inc.
Series 2005-11 Class A2A (Ê)
4.700% due 12/25/35	80	78
Series 2006-WFH Class A2 (Ê)
4.883% due 11/25/36	1,000	952
Series 2007-AR8 Class 2A1A
5.925% due 08/25/37	241	243
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2005-CD1 Class A4
5.225% due 07/15/44	1,000	997
Series 2006-CD3 Class A5
5.617% due 10/15/48	190	194
Citimortgage Alternative Loan Trust Series 2006-A3 Class 1A5 6.000% due 07/25/36	156	155
Countrywide Alternative Loan Trust
Series 2005-32T Class A7 (Ê)
5.115% due 08/25/35	160	160
Series 2005-J8 Class 1A3
5.500% due 07/25/35	210	205
Series 2005-J13 Class 2A3
5.500% due 11/25/35	141	138
Series 2006-9T1 Class A7
6.000% due 05/25/36	114	113
Series 2006-43C Class 1A7
6.000% due 02/25/37	325	322
Series 2006-J2 Class A3
6.000% due 04/25/36	170	168
Series 2006-OA1 Class 4A1 (Ê)
5.055% due 08/25/46	684	645
Series 2006-OA1 Class A1 (Ê)
5.129% due 02/20/47	821	775
Series 2007-J2 Class 2A1
6.000% due 07/25/37	271	273
Series 2007-OA1 Class A1A (Ê)
6.168% due 04/25/43	994	954
Countrywide Home Loan Mortgage Pass Through Trust
Series 2003-8 Class A2 (Ê)
5.365% due 05/25/18	185	184
Series 2003-52 Class A1
4.501% due 02/19/34	297	296
Series 2004-16 Class 1A1 (Ê)
5.265% due 09/25/34	189	185
Series 2004-22 Class A3
4.801% due 11/25/34	243	241

Core Bond Fund	75

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2004-HYB Class 1A1
4.726% due 02/20/35	423	421
Series 2004-HYB Class A2
4.556% due 11/20/34	102	101
Series 2005-3 Class 1A2 (Ê)
5.155% due 04/25/35	33	31
Series 2005-HYB Class 2A1
4.901% due 08/20/35	416	410
Series 2005-HYB Class 3A2A (Ê)
5.250% due 02/20/36	74	74
Series 2006-OA5 Class 2A1 (Ê)
5.065% due 04/25/46	764	714
Series 2007-18 Class 2A1
6.500% due 09/25/37	296	301
Series 2007-HY1 Class 1A2
5.694% due 04/25/37	100	99
CS First Boston Mortgage Securities Corp.
Series 1998-C1 Class A1B
6.480% due 05/17/40	29	29
Series 1998-C2 Class A2
6.300% due 11/15/30	83	84
Series 2005-9 Class 2A1
5.500% due 10/25/35	451	437
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2005-AR1 Class 2A3 4.997% due 08/25/35	465	450
DLJ Commercial Mortgage Corp.
Series 1998-CF1 Class A1B
6.410% due 02/18/31	4	4
Series 1999-CG1 Class S
Interest Only STRIP
0.817% due 03/10/32	3,284	34
Fannie Mae
5.190% due 2012	210	214
6.000% due 2016	16	16
5.000% due 2017	531	533
5.510% due 2017 (Ê)	48	48
6.000% due 2017	89	91
4.000% due 2018	813	782
4.500% due 2018	4,008	3,948
5.000% due 2018	207	207
4.500% due 2019	175	171
5.000% due 2019	1,181	1,184
6.000% due 2019	492	504
4.500% due 2020	395	388
5.000% due 2020	1,510	1,513
6.000% due 2020	618	633

	Principal Amount ($) or Shares	Market Value $
5.000% due 2021	1,429	1,430
6.500% due 2024	508	525
6.000% due 2026	1,149	1,170
6.000% due 2027	553	563
6.000% due 2028	34	35
5.500% due 2029	94	95
6.000% due 2032	543	555
7.000% due 2032	187	193
3.910% due 2033 (Ê)	251	255
5.000% due 2033	581	568
5.070% due 2033 (Ê)	130	134
5.500% due 2033	2,656	2,657
6.000% due 2033	198	201
5.000% due 2034	674	658
5.500% due 2034	4,189	4,190
5.000% due 2035	609	595
5.500% due 2035	19,922	19,913
6.000% due 2035	160	162
5.000% due 2036	45	44
5.500% due 2036	923	922
5.630% due 2036 (Ê)	443	446
6.000% due 2036	7,457	7,571
6.500% due 2036	113	117
7.000% due 2036	25	25
5.000% due 2037	6,938	6,770
5.500% due 2037	4,055	4,051
5.560% due 2037 (Ê)	289	294
6.000% due 2037	3,047	3,095
6.500% due 2037	2,719	2,787
7.000% due 2037	3,156	3,283
7.500% due 2037	969	1,014
Series 2003-337 Class 1
Principal Only STRIP
Zero coupon due 07/01/33	275	202
Series 2003-343 Class 6
Interest Only STRIP
5.000% due 10/01/33	270	61
Series 2003-345 Class 18
Interest Only STRIP
4.500% due 12/01/18	729	105
Series 2003-345 Class 19
Interest Only STRIP
4.500% due 01/01/19	815	118
Series 2004-353 Class 2
Interest Only STRIP
5.000% due 08/01/34	572	143
Series 2004-356 Class 35
Interest Only STRIP
4.500% due 03/01/20	141	21

76	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2004-356 Class 36
Interest Only STRIP
4.500% due 03/01/20	240	37
Series 2005-365 Class 12
Interest Only STRIP
5.500% due 12/01/35	1,062	232
Series 2006-369 Class 8
Interest Only STRIP
5.500% due 04/01/36	216	50
Series 2006-372 Class 2
Interest Only STRIP
6.000% due 08/01/36	557	122
15 Year TBA (Ï)
4.500%	340	335
5.000%	1,210	1,211
5.500%	1,000	1,013
30 Year TBA (Ï)
4.500%	530	502
5.000%	3,175	3,092
6.000%	4,810	4,884
6.500%	1,695	1,742
7.000%	9,000	9,360
Fannie Mae REMICS
Series 1992-10 Class ZD
8.000% due 11/25/21	33	33
Series 1999-56 Class Z
7.000% due 12/18/29	103	105
Series 2003-32 Class FH (Ê)
5.265% due 11/25/22	323	323
Series 2003-35 Class FY (Ê)
5.265% due 05/25/18	415	418
Series 2003-78 Class FI (Ê)
5.265% due 01/25/33	317	317
Series 2004-21 Class FL (Ê)
5.215% due 11/25/32	158	158
Series 2005-36 Class AI
Interest Only STRIP
5.500% due 10/25/26	257	14
Series 2005-79 Class FC (Ê)
5.165% due 02/25/22	150	149
Series 2006-48 Class LG
Principal Only STRIP
Zero coupon due 06/25/36	70	39
Fannie Mae Whole Loan Series 2003-W1 Class 1A1 6.500% due 12/25/42	40	42
Federal Home Loan Mortgage Corp. Structured Pass Through Securities (Ê) Series 2005-63 Class 1A1 6.063% due 02/25/45	35	35

	Principal Amount ($) or Shares	Market Value $
First Horizon Alternative Mortgage Securities
Series 2004-AA3 Class A1 (Ê)
5.302% due 09/25/34	53	53
Series 2006-AA5 Class A2 (Ê)
6.522% due 09/25/36	150	153
Series 2006-FA3 Class A6
6.000% due 07/25/36	236	235
First Horizon Asset Securities, Inc. (Ê)
Series 2004-AR6 Class 2A1
4.750% due 12/25/34	46	45
Series 2005-AR5 Class 3A1
5.535% due 10/25/35	114	113
Freddie Mac
6.000% due 2016	26	26
5.000% due 2018	649	651
4.000% due 2019	1,648	1,583
5.000% due 2019	739	741
5.000% due 2020	1,346	1,348
5.500% due 2020	789	799
7.360% due 2030 (Ê)	1	2
5.000% due 2033	206	201
6.890% due 2034 (Ê)	102	103
6.000% due 2035	146	147
5.870% due 2036 (Ê)	119	120
5.940% due 2036 (Ê)	233	236
5.970% due 2036 (Ê)	139	141
5.540% due 2037 (Ê)	427	433
5.570% due 2037 (Ê)	183	185
5.720% due 2037 (Ê)	712	724
5.760% due 2037 (Ê)	250	255
5.810% due 2037 (Ê)	204	207
5.830% due 2037 (Ê)	189	192
5.870% due 2037 (Ê)	89	90
5.890% due 2037 (Ê)	69	71
6.000% due 2037	1,979	2,009
30 Year TBA (Ï)
5.000%	1,485	1,449
5.500%	2,520	2,514
Freddie Mac REMICS
Series 2000-226 Class F (Ê)
5.478% due 11/15/30	16	16
Series 2003-256 Class FJ (Ê)
5.428% due 02/15/33	142	143
Series 2003-258 Class IG
Interest Only STRIP
4.500% due 10/15/16	111	9
Series 2003-262 Class AB
2.900% due 11/15/14	239	235

Core Bond Fund	77

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2004-276 Class IP
Interest Only STRIP
5.500% due 07/15/23	152	3
Series 2004-281 Class DF (Ê)
5.478% due 06/15/23	121	122
Series 2005-292 Class IG
Interest Only STRIP
5.000% due 04/15/23	169	25
Series 2005-294 Class FA (Ê)
5.198% due 03/15/20	233	233
Series 2005-299 Class KF (Ê)
5.428% due 06/15/35	76	75
Series 2005-301 Class IM
Interest Only STRIP
5.500% due 01/15/31	167	17
Series 2006-313 Class FP (Ê)
Zero coupon due 04/15/36	165	168
Series 2006-317 Class XI (Ê)
Principal Only STRIP
Zero coupon due 10/15/35	260	3
Series 2006-323 Class PA
6.000% due 03/15/26	281	285
Series 2007-330 Class GL (Ê)
6.514% due 04/15/37	87	95
Series 2007-333 Class AF (Ê)
5.178% due 10/15/20	2,000	1,991
Series 2007-333 Class BF (Ê)
5.178% due 07/15/19	363	361
Series 2007-333 Class FT (Ê)
5.178% due 08/15/19	1,449	1,442
Series 2007-334 Class FA (Ê)
5.258% due 02/15/19	1,396	1,388
Ginnie Mae I
6.000% due 2029	13	13
6.000% due 2036	473	485
6.000% due 2037	506	518
30 Year TBA (Ï)
5.500%	1,650	1,662
Ginnie Mae II (Ê)
6.380% due 2026	200	202
5.630% due 2027	12	13
5.750% due 2032	87	88
GMAC Commercial Mortgage Securities, Inc. Series 1999-C2 Class A2 6.945% due 09/15/33	189	194
GMAC Mortgage Corp. Loan Trust
Series 2004-JR1 Class A6 (Ê)
5.315% due 12/25/33	96	95

	Principal Amount ($) or Shares	Market Value $
Series 2007-HE3 Class 1A1
7.000% due 09/25/37	98	98
Government National Mortgage Association (Ê)
Series 1999-40 Class FE
5.578% due 11/16/29	117	118
Series 2000-29 Class F
5.449% due 09/20/30	22	22
Greenwich Capital Commercial Funding Corp.
Series 2003-C2 Class A2
4.022% due 01/05/36	200	198
Series 2004-GG1 Class A7
5.317% due 06/10/36	465	473
Series 2007-GG9 Class A4
5.444% due 03/10/39	215	216
GS Mortgage Securities Corp. II
Series 2006-FL8 Class A1 (Ê)(Þ)
5.352% due 06/06/20	1	1
Series 2006-GG6 Class A4
5.553% due 04/10/38	135	137
Series 2006-GG8 Class AAB
5.535% due 11/10/39	200	202
Series 2007-GG1 Class A4
5.799% due 08/10/45	645	667
GSR Mortgage Loan Trust Series 2005-AR7 Class 6A1 5.251% due 11/25/35	261	252
Harborview Mortgage Loan Trust
Series 2005-4 Class 3A1
5.148% due 07/19/35	189	187
Series 2005-14 Class 3A1A
5.300% due 12/19/35	111	111
Series 2005-16 Class 3A1A (Ê)
5.215% due 01/19/36	449	428
Indymac Index Mortgage Loan Trust
Series 2005-AR1 Class A1
5.443% due 09/25/35	684	671
Series 2006-AR2 Class A2 (Ê)
4.945% due 11/25/36	118	117
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2001-CIB Class A2
6.244% due 04/15/35	155	156
Series 2004-LN2 Class A1
4.475% due 07/15/41	340	338
Series 2005-LDP Class A3A1
4.871% due 10/15/42	210	208

78	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2005-LDP Class A4
4.918% due 10/15/42	325	315
5.179% due 12/15/44	390	388
Series 2006-CB1 Class A4
5.552% due 05/12/45	220	223
Series 2006-LDP Class A3
5.336% due 05/15/47	305	304
Series 2006-LDP Class A3B
5.447% due 05/15/45	250	251
Series 2006-LDP Class A4
5.875% due 04/15/45	650	676
5.399% due 05/15/45	290	291
Series 2007-LDP Class A3
5.420% due 01/15/49	275	275
JP Morgan Mortgage Trust (Ê)
Series 2005-A1 Class 6T1
5.405% due 02/25/35	137	134
Series 2007-A1 Class 2A2
4.755% due 07/25/35	872	866
LB-UBS Commercial Mortgage Trust
Series 2004-C4 Class A3
4.976% due 06/15/29	155	158
Series 2006-C1 Class A4
5.156% due 02/15/31	1,000	989
Series 2006-C4 Class A4
5.883% due 06/15/38	105	110
Series 2007-C6 Class A4
5.858% due 07/15/40	270	280
Lehman Mortgage Trust Series 2005-3 Class 1A3 5.500% due 01/25/36	629	627
Lehman XS Trust (Ê)
Series 2005-5N Class 3A1A
5.165% due 11/25/35	503	477
Series 2006-16N Class A4A
5.055% due 11/25/46	829	787
Mastr Adjustable Rate Mortgages Trust (Ê)
Series 2004-13 Class 3A4
3.787% due 11/21/34	198	196
Series 2006-OA2 Class 4A1A
5.713% due 12/25/46	836	813
MASTR Alternative Loans Trust
Series 2003-4 Class B1
5.677% due 06/25/33	195	192
Series 2004-10 Class 5A6
5.750% due 09/25/34	170	168
MASTR Asset Securitization Trust (Ê)
Series 2003-7 Class 4A35
5.265% due 09/25/33	237	235

	Principal Amount ($) or Shares	Market Value $
Series 2004-4 Class 2A2
5.315% due 04/25/34	88	88
Mellon Residential Funding Corp. (Ê) Series 2000-TBC Class A1 5.508% due 06/15/30	197	194
Merrill Lynch Floating Trust (Ê)(Þ) Series 2006-1 Class A1 5.098% due 06/15/22	842	849
Merrill Lynch Mortgage Investors, Inc. (Ê) Series 2005-A10 Class A 5.075% due 02/25/36	105	101
MLCC Mortgage Investors, Inc. (Ê)
Series 2004-HB1 Class A2
5.750% due 04/25/29	42	41
Series 2005-3 Class 5A
5.115% due 11/25/35	61	59
Morgan Stanley Capital I
Series 2005-IQ1 Class AAB
5.178% due 09/15/42	415	415
Series 2006-HQ1 Class A4
5.328% due 11/12/41	130	130
Series 2006-HQ8 Class A4
5.388% due 03/12/44	310	313
Series 2006-HQ9 Class A4
5.731% due 07/12/44	200	206
MortgageIT Trust (Ê) Series 2005-AR1 Class 1A1 5.115% due 11/25/35	499	472
Prime Mortgage Trust (Ê) Series 2004-CL1 Class 1A2 5.265% due 02/25/34	41	40
Residential Accredit Loans, Inc.
Series 2004-QS5 Class A6 (Ê)
5.465% due 04/25/34	61	59
Series 2004-QS8 Class A4 (Ê)
5.265% due 06/25/34	308	302
Series 2005-QA8 Class NB3
5.479% due 07/25/35	255	252
Series 2005-QO5 Class A1 (Ê)
5.863% due 01/25/46	592	566
Series 2006-QS6 Class 1A13
6.000% due 06/25/36	395	394
Series 2007-QH9 Class A1
6.550% due 11/25/37	995	985
Residential Asset Securities Corp. (Ê) Series 2003-KS4 Class AIIB 5.445% due 06/25/33	56	55

Core Bond Fund	79

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Residential Asset Securitization Trust
Series 2003-A15 Class 1A2 (Ê)
5.315% due 02/25/34	344	338
Series 2007-A5 Class 2A3
6.000% due 05/25/37	136	135
Residential Funding Mortgage Securities I
Series 2003-S5 Class 1A2 (Ê)
5.315% due 11/25/18	183	183
Series 2003-S14 Class A5 (Ê)
5.265% due 07/25/18	196	195
Series 2003-S20 Class 1A7 (Ê)
5.365% due 12/25/33	71	71
Series 2005-SA4 Class 2A1
5.207% due 09/25/35	735	730
Series 2006-SA4 Class 2A1
6.123% due 11/25/36	491	492
Sequoia Mortgage Trust (Ê) Series 2001-5 Class A 5.315% due 10/19/26	71	70
Small Business Administration Participation Certificates Series 2005-20G Class 1 4.750% due 07/01/25	879	863
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-5 Class 3A1
4.380% due 05/25/34	156	154
Series 2004-12 Class 3A2
5.250% due 09/25/34	70	70
Series 2004-16 Class 3A1
5.450% due 11/25/34	255	253
Structured Asset Mortgage Investments, Inc. (Ê)
Series 2005-AR5 Class A3
5.215% due 07/19/35	184	179
Series 2006-AR2 Class A1
5.095% due 02/25/36	606	573
Series 2006-AR8 Class A1A
5.065% due 10/25/36	845	808
Series 2007-AR6 Class A1
6.363% due 11/25/37	996	970
Structured Asset Securities Corp. Series 2004-21X Class 1A3 4.440% due 12/25/34	467	465
Thornburg Mortgage Securities Trust (Ê)
Series 2003-2 Class A1
5.205% due 04/25/43	120	120

	Principal Amount ($) or Shares	Market Value $
Series 2006-5 Class A1
4.985% due 09/25/46	782	765
Series 2006-6 Class A1
4.975% due 12/25/36	156	153
Wachovia Bank Commercial Mortgage Trust Series 2005-C21 Class A4 5.210% due 10/15/44	1,000	990
Washington Mutual Alternative Mortgage Pass-Through Certificates
Series 2005-4 Class CB11
5.500% due 06/25/35	90	86
Series 2006-AR8 Class 2A (Ê)
5.638% due 10/25/46	801	777
Series 2006-AR9 Class 2A (Ê)
5.628% due 11/25/46	879	848
Series 2007-OA1 Class 2A (Ê)
5.508% due 12/25/46	760	703
Washington Mutual Mortgage Pass Through Certificates
Series 2003-S9 Class A2 (Ê)
5.415% due 10/25/33	344	342
Series 2004-AR3 Class A2
4.243% due 06/25/34	169	168
Series 2005-AR1 Class 1A1
4.835% due 10/25/35	292	290
Series 2005-AR1 Class A1A1 (Ê)
5.155% due 10/25/45	38	36
5.135% due 12/25/45	477	452
Series 2005-AR6 Class B3 (Ê)
5.525% due 04/25/45	210	194
Series 2006-AR1 Class 3A1A (Ê)
5.708% due 09/25/46	793	770
Series 2006-AR2 Class 1A1
5.313% due 03/25/37	805	806
Series 2007-HY3 Class 4A1
5.349% due 03/25/37	904	900
Series 2007-HY3 Class 4B1
5.350% due 03/25/37	125	118
Series 2007-HY4 Class 1A1 (Ê)
5.554% due 04/25/37	165	163
Wells Fargo Alternative Loan Trust Series 2007-PA6 Class A1 6.607% due 12/26/37	937	939
Wells Fargo Mortgage Backed Securities Trust
Series 2005-17 Class 2A1
5.500% due 01/25/36	658	644
Series 2005-AR6 Class A1 (Ê)
5.039% due 04/25/35	758	722

80	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Series 2006-2 Class 2A3
5.500% due 03/25/36		444	446
Series 2006-AR1 Class AIO
Interest Only STRIP
0.450% due 10/25/36		9,532	99
Series 2006-AR2 Class 2A1
4.950% due 03/25/36		321	317
Series 2007-8 Class 1A16
6.000% due 07/25/37		358	357
Series 2007-10 Class 2A5
6.250% due 07/25/37		181	184

			188,516

Municipal Bonds - 0.4%
New York City Municipal Water Finance Authority Revenue Bonds 4.750% due 06/15/37		1,300	1,303

Non-US Bonds - 0.3%
Argentina Bocon Series PR12 2.000% due 01/03/16	ARS	1,078	449
Bombardier, Inc. (Å) 7.250% due 11/15/16	EUR	125	183
Federative Republic of Brazil
12.570% due 01/05/22	BRL	300	189
10.250% due 01/10/28 (Ñ)	BRL	140	76
Ineos Group Holdings PLC Series REGS 7.875% due 02/15/16	EUR	125	153

			1,050

United States Government Agencies - 3.0%
Fannie Mae (Ñ) 4.150% due 09/10/09 (Ñ)		2,200	2,220
3.875% due 02/15/10		510	513
4.750% due 04/20/10		1,400	1,436
4.125% due 05/12/10		1,500	1,518
5.050% due 02/07/11		1,200	1,249
Federal Home Loan Bank 5.375% due 08/19/11		295	311
Federal Home Loan Bank Discount Notes
5.310% due 12/28/12 (Ñ)		1,000	1,060
Financing Corp.
Principal Only STRIP Series 1 Zero coupon due 05/11/16		80	55

	Principal Amount ($) or Shares	Market Value $
Series 1P
Zero coupon due 05/11/18	95	59
Series 3P
Zero coupon due 11/30/17	170	108
Series 5P
Zero coupon due 02/08/18	65	41
Series 8P
Zero coupon due 08/03/18	605	371
Series 9P
Zero coupon due 10/06/17	310	200
Series 12P
Zero coupon due 12/06/18	245	147
Series 13
Zero coupon due 12/27/16	275	184
Series 13P
Zero coupon due 12/27/18	1,130	678
Series 16P
Zero coupon due 04/05/19	380	224
Series 19
Zero coupon due 06/06/16	230	158

		10,532

United States Government Treasuries - 2.9%
United States Treasury Principal (Ñ)
Principal Only STRIP
Zero coupon due 11/15/21	445	235
Zero coupon due 08/15/25	300	132
Zero coupon due 08/15/26	300	127
United States Treasury Inflation Indexed Bonds
0.875% due 04/15/10	1,331	1,326
2.375% due 04/15/11	212	221
3.375% due 01/15/12 (Ñ)	982	1,072
2.000% due 04/15/12	103	107
2.000% due 01/15/14 (Ñ)	113	117
2.000% due 07/15/14 (Ñ)	1,518	1,569
2.625% due 07/15/17	101	108
2.375% due 01/15/25 (Ñ)	120	126
2.000% due 01/15/26 (Ñ)	316	314
2.375% due 01/15/27 (Ñ)	207	219
United States Treasury Notes (Ñ)
4.000% due 08/31/09	900	913
4.750% due 05/31/12	600	633
4.250% due 08/15/15	345	354
6.000% due 02/15/26	2,310	2,734

		10,307

Total Long-Term Investments
(cost $315,146)		313,881

Core Bond Fund	81

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Preferred Stocks - 0.3%
Financial Services - 0.3%
DG Funding Trust (Æ)(Å)		49	517
Fannie Mae (Æ)		14,000	360

Total Preferred Stocks
(cost $866)			877

	Notional Amount
Options Purchased - 0.4%
(Number of Contracts)
Eurodollar Futures
Mar 2008 91.75 Put (241)	USD	603	2
Mar 2008 92.00 Put (43)	USD	108	—
Mar 2008 92.50 Put (58)	USD	145	—
Mar 2008 92.75 Put (53)	USD	133	—
Mar 2008 93.00 Put (68)	USD	170	—
Jun 2008 92.75 Put (40)	USD	100	—
Swaptions (Fund Pays/Fund Receives)
USD Three Month LIBOR/USD 4.750%
Feb 2008 0.00 Call (1)		5,000	38
USD Three Month LIBOR/USD 5.000%
Feb 2008 0.00 Call (1)		6,000	140
USD Three Month LIBOR/USD 4.750%
Mar 2008 0.00 Call (2)		15,000	302
USD Three Month LIBOR/USD 4.750%
Sep 2008 0.00 Call (3)		13,900	288
USD Three Month LIBOR/USD 4.750%
Dec 2008 0.00 Call (1)		6,200	123
USD Three Month LIBOR/USD 5.000%
Dec 2008 0.00 Call (1)		15,100	356
USD Three Month LIBOR/USD 5.200%
Feb 2009 0.00 Call (1)		5,000	130

Total Options Purchased
(cost $305)			1,379

	Principal Amount ($) or Shares	Market Value $
Short-Term Investments - 15.3%
Abbey National Treasury Services PLC (Ê) Series YCD 5.175% due 07/02/08	500	500
American Express Bank FSB (Ê) Series BKNT 5.038% due 10/16/08	300	299
AMFM, Inc. 8.000% due 11/01/08	50	52
Amstel Funding Corp. 5.887% due 01/16/08	510	509
Atlantic Asset Securitization 5.907% due 01/15/08	510	509
Barclays Bank PLC 4.619% due 03/17/08	600	600
Chariot Funding, LLC 5.857% due 01/16/08	510	509
Citigroup Funding, Inc. (Ê) 5.136% due 12/08/08	100	99
Citigroup Global Markets Holdings, Inc. (Ê) Series MTNM 5.191% due 03/07/08	400	400
Citigroup, Inc. 3.500% due 02/01/08	560	559
Clear Channel Communications, Inc. 4.625% due 01/15/08	125	125
Clipper Receivables Co. 6.145% due 01/17/08	510	509
CSC Holdings, Inc. (Ñ) 7.250% due 07/15/08	125	125
Dexia Credit SA 4.759% due 09/29/08	1,100	1,099
Falcon Asset Securitization Co. LLC 5.857% due 01/16/08	510	509
Federal Home Loan Bank D (ç)(ž) Zero coupon due 01/11/08	60	60
Federal Home Loan Bank Discount Notes
4.800% due 05/02/08 (Ñ)	3,100	3,102
Series 577 (Ñ)
4.500% due 09/26/08	900	902
Series IY08
3.400% due 03/18/08	1,000	997
Federal National Mortgage Association
4.200% due 03/24/08 (Ñ)	2,000	1,998
Fortis Bank 4.745% due 09/30/08	500	500

82	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Freddie Mac 3.450% due 03/12/08	1,000	998
Galleon Capital Corp. 6.145% due 01/17/08	510	509
Gazinvest Luxembourg SA for Gazprombank 7.250% due 10/30/08	160	160
General Electric Capital Corp. (Ê) Series MTNA 5.111% due 07/28/08	700	700
General Electric Co. (Ê) 5.186% due 12/09/08	200	200
German Treasury Bills Series 0807 Zero Coupon due 02/13/08	1,100	1,601
Goldman Sachs Group, Inc. (The) (Ê)
Series MTNB
4.974% due 12/22/08	300	299
4.924% due 12/23/08 (Ê)	600	598
Greater Bay Bancorp Series B 5.250% due 03/31/08	150	150
JetBlue Airways Corp. (Ê) Series 04-1 9.241% due 03/15/08	153	153
Nordea Bank Finland PLC 4.991% due 05/28/08	200	200
Parker Hannifin Employee Stock Ownership Trust (Å) 6.340% due 07/15/08	56	56
Popular NA, Inc. Series MTNE 3.875% due 10/01/08	275	272
Rabobank USA Financial Corp. 3.980% due 01/02/08	1,400	1,400
Royal Bank of Scotland 4.734% due 03/26/08	100	100
Russell Investment Company Money Market Fund	23,482,000	23,482
Santander US Debt SA Unipersonal (Ê)(Þ) 5.151% due 11/20/08	500	498
Skandinaviska Enskilda Banken 4.962% due 08/21/08	400	400
Societe Generale (Ê) 4.815% due 03/26/08	100	100

	Principal Amount ($) or Shares	Market Value $
Three Pillars Funding Corp. 5.908% due 01/16/08	510	509
Transocean, Inc. (Ê) 5.341% due 09/05/08	200	199
UBS Financial Del LLC 4.000% due 01/02/08	3,700	3,700
Unicredit Luxembourg Finance SA (Ê)(Å) 5.143% due 10/24/08	1,000	998
Unicredito Italiano NY (Ê) Series YCD 5.062% due 05/29/08	200	200
United States Treasury Bills (ž)
3.200% due 02/28/08 (ç)	410	408
2.980% due 03/13/08 (Ñ)	800	794
VTB Capital SA (Ê)(Þ) 5.494% due 08/01/08	230	228

Total Short-Term Investments
(cost $50,744)		52,874

Other Securities - 8.3%
State Street Securities Lending Quality Trust (×)	28,696,765	28,697

Total Other Securities
(cost $28,697)		28,697

Total Investments - 114.9%
(identified cost $395,758)		397,708

Other Assets and Liabilities, Net - (14.9%)		(51,641)

Net Assets - 100.0%		346,067

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund	83

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands

Futures Contracts (Number of Contracts)	Notional Amount		Unrealized Appreciation (Depreciation) $

Long Positions
Euro-Bund Futures (Germany) expiration date 03/08 (16)	EUR	1,810	(59)
Eurodollar Futures (CME) expiration date 03/08 (35)	USD	8,379	17
expiration date 06/08 (286)	USD	68,822	758
expiration date 09/08 (80)	USD	19,302	293
expiration date 12/08 (236)	USD	57,012	738
expiration date 03/09 (176)	USD	42,517	474
expiration date 06/09 (17)	USD	4,102	48
LIBOR Futures expiration date 03/08 (2)	GBP	236	1
expiration date 06/08 (16)	GBP	1,895	16
expiration date 09/08 (8)	GBP	950	18
expiration date 12/08 (5)	GBP	595	15
expiration date 03/09 (8)	GBP	952	24
expiration date 06/09 (4)	GBP	476	13
Long Gilt Futures (UK) expiration date 03/08 (3)	GBP	331	(5)
United States Treasury 2 Year Notes expiration date 03/08 (39)	USD	8,200	10
United States Treasury 5 Year Notes expiration date 03/08 (165)	USD	18,196	49
United States Treasury 10 Year Notes expiration date 03/08 (136)	USD	15,421	341
United States Treasury Bonds expiration date 03/08 (27)	USD	3,142	(44)

Short Positions
Euro-Bobl Futures (Germany) expiration date 03/08 (28)	EUR	3,022	46
United States Treasury 2 Year Notes expiration date 03/08 (27)	USD	5,677	(23)
United States Treasury 5 Year Notes expiration date 03/08 (211)	USD	23,269	(115)
United States Treasury 10 Year Notes expiration date 03/08 (47)	USD	5,329	(57)
United States Treasury Bonds expiration date 03/08 (37)	USD	4,306	35

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts			2,593

Options Written (Number of Contracts)	Notional Amount		Market Value $

Swaptions
(Fund Receives/Fund Pays)
USD Three Month LIBOR/USD 4.900%
Feb 2008 0.00 Call (1)		1,000	(32)
USD Three Month LIBOR/USD 5.100%
Feb 2008 0.00 Call (1)		3,000	(123)
USD Three Month LIBOR/USD 4.900%
Mar 2008 0.00 Call (2)		4,200	(142)
USD Three Month LIBOR/USD 4.950%
Mar 2008 0.00 Call (1)		2,000	(71)
USD Three Month LIBOR/USD 4.950%
Sep 2008 0.00 Call (3)		6,800	(243)
USD Three Month LIBOR/USD 5.000%
Dec 2008 0.00 Call (1)		2,100	(81)
USD Three Month LIBOR/USD 5.200%
Dec 2008 0.00 Call (1)		5,000	(232)
USD Three Month LIBOR/USD 5.450%
Feb 2009 0.00 Call (1)		2,000	(100)

United States Treasury Notes 10 Year Futures
Feb 2008 111.00 Call (3)	USD	333	(9)
Feb 2008 114.00 Call (15)	USD	1,710	(17)
Feb 2008 110.00 Put (15)	USD	1,650	(4)

Total Liability for Options Written (premiums received $322)			(1,054)

See accompanying notes which are an integral part of the financial statements.

84	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands

Foreign Currency Exchange Contracts

Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

USD	322	AUD	367	01/24/08	—
USD	20	BRL	35	02/06/08	—
USD	1,558	BRL	2,837	02/06/08	27
USD	1,584	EUR	1,100	01/17/08	25
USD	582	EUR	398	01/23/08	—
USD	608	EUR	409	03/19/08	(10)
USD	607	EUR	412	03/19/08	(4)
USD	626	EUR	425	03/19/08	(4)
USD	627	EUR	427	03/19/08	(3)
USD	886	EUR	600	03/19/08	(8)
USD	888	EUR	600	03/19/08	(9)
USD	378	GBP	190	01/31/08	—
USD	607	GBP	294	03/19/08	(22)
USD	626	GBP	309	03/19/08	(13)
USD	190	INR	7,507	02/22/08	—
USD	226	INR	8,894	02/22/08	(1)
USD	288	JPY	32,000	01/23/08	(1)
USD	1,431	JPY	162,510	01/23/08	28
USD	80	JPY	8,985	03/19/08	1
USD	293	JPY	31,450	03/19/08	(9)
USD	626	JPY	68,869	03/19/08	(4)
USD	626	JPY	69,355	03/19/08	—
USD	909	JPY	97,122	03/19/08	(32)
USD	46	KRW	41,727	01/30/08	(1)
USD	50	KRW	45,188	01/30/08	(2)
USD	1,531	KRW	1,396,623	01/30/08	(35)
USD	20	MXN	216	01/17/08	—
USD	328	MXN	3,609	01/17/08	3
USD	81	MYR	273	02/04/08	2
USD	20	PLN	50	01/17/08	—
USD	1,403	PLN	3,737	01/17/08	115
USD	54	RUB	1,338	01/11/08	1
USD	60	RUB	1,484	01/11/08	—
USD	80	SEK	528	03/19/08	2
USD	607	SEK	3,874	03/19/08	(7)
USD	46	SGD	66	02/20/08	—
USD	50	SGD	72	02/20/08	—
USD	1,580	SGD	2,301	02/20/08	24
AUD	66	USD	58	01/31/08	—
BRL	178	USD	100	02/06/08	1
BRL	354	USD	197	02/06/08	(1)
BRL	354	USD	199	02/06/08	1
BRL	539	USD	297	02/06/08	(4)
EUR	388	NOK	3,149	03/19/08	2
EUR	388	NOK	3,149	03/19/08	9
EUR	811	SEK	7,573	03/19/08	(43)
EUR	811	SEK	7,573	03/19/08	28

Foreign Currency Exchange Contracts
Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

EUR	1,076	USD	1,576	01/17/08	2
EUR	1,095	USD	1,578	01/17/08	(23)
EUR	15	USD	23	01/23/08	—
EUR	99	USD	142	01/23/08	(2)
EUR	475	USD	697	01/23/08	2
EUR	414	USD	607	03/19/08	1
EUR	421	USD	613	03/19/08	(3)
EUR	439	USD	639	03/19/08	(3)
GBP	190	USD	378	01/03/08	—
GBP	259	USD	523	01/31/08	8
GBP	122	USD	251	02/20/08	9
GBP	76	USD	150	03/19/08	—
GBP	264	USD	538	03/19/08	13
GBP	296	USD	607	03/19/08	19
GBP	301	USD	618	03/19/08	20
GBP	301	USD	620	03/19/08	22
GBP	333	USD	677	03/19/08	16
GBP	602	USD	1,239	03/19/08	44
JPY	26,941	USD	246	01/22/08	4
JPY	52,000	USD	477	01/23/08	10
JPY	58,500	USD	538	01/23/08	13
JPY	65,882	USD	607	03/19/08	12
JPY	139,364	USD	1,254	03/19/08	(4)
NOK	3,368	USD	607	03/19/08	(12)
PLN	150	USD	60	01/17/08	(1)
PLN	150	USD	60	01/17/08	(1)
PLN	283	USD	114	01/17/08	(1)
PLN	3,205	USD	1,292	01/17/08	(11)
RUB	163	USD	7	01/11/08	—
RUB	217	USD	9	01/11/08	—
RUB	616	USD	25	01/11/08	—
RUB	616	USD	25	01/11/08	—
SEK	3,839	USD	607	03/19/08	13
SEK	4,019	USD	626	03/19/08	4

					207

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund	85

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands

Credit Default Swap Contracts
Reference Entity	Counter Party	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Market Value $

ABX - HE Index for Sub-Prime Home Equity Sector	Credit Suisse First Boston	USD	350	0.090	08/25/37	(85)
ABX - HE Index for Sub-Prime Home Equity Sector	Credit Suisse First Boston	USD	350	0.090	08/25/37	(85)
ABX - HE Index for Sub-Prime Home Equity Sector	Credit Suisse First Boston	USD	300	0.760	01/25/38	(76)
Anadarko Petroleum Corp.	Goldman Sachs	USD	100	0.150	03/20/08	—
Argentina (REP)	Deutsche Bank	USD	230	(4.786)	09/20/12	—
Argentina (REP)	Deutsche Bank	USD	220	(4.984)	09/20/12	1
Argentina (REP)	JP Morgan	USD	200	(5.055)	09/20/12	1
Brazil Government International bond	Deutsche Bank	USD	800	(1.500)	08/22/11	20
Corning Incorporated	Morgan Stanley	USD	270	(0.320)	03/20/13	—
Countrywide Home Loan	Lehman Brothers	USD	736	0.480	06/20/12	(188)
Countrywide Home Loan	Lehman Brothers	USD	438	(0.710)	06/20/17	(131)
Dow Jones CDX High Volatility Index	Citibank	USD	500	2.144	06/20/12	(6)
Ford Motor Credit Co.	Barclays Bank PLC	USD	1,000	6.150	09/20/12	(20)
Ford Motor Credit Co.	Goldman Sachs	USD	600	5.850	09/20/12	(17)
Ford Motor Credit Co.	Lehman Brothers	USD	210	(1.100)	03/20/08	(1)
Ford Motor Credit Co.	Lehman Brothers	USD	200	(1.200)	03/20/08	(1)
Ford Motor Credit Co.	Lehman Brothers	USD	100	2.200	03/20/08	—
Gaz Capital for Gazprom	Barclays Bank PLC	USD	300	1.600	12/20/12	(1)
Gaz Capital for Gazprom	JP Morgan	USD	100	0.970	11/20/08	—
General Motors Acceptance Corp.	Lehman Brothers	USD	500	1.680	09/20/08	(21)
General Motors Acceptance Corp.	Merrill Lynch	USD	1,000	1.850	09/20/09	(91)
General Motors Acceptance Corp.	Morgan Stanley	USD	1,000	0.970	09/20/08	(47)
General Motors Corp.	Citibank	USD	2,000	4.630	12/20/12	(164)
Indonesia Government International Bond	Lehman Brothers	USD	100	0.400	12/20/08	—
International Paper	Lehman Brothers	USD	510	(0.340)	06/20/12	(3)
Lehman Brothers	JP Morgan	USD	100	0.300	09/20/08	(1)
Lyondell Chemical Co.	Lehman Brothers	USD	230	(4.025)	09/20/12	(34)
MeadWestvaco Corporation	Lehman Brothers	USD	135	(0.740)	09/20/12	—
Mexico Government International Bond	Lehman Brothers	USD	130	(0.630)	12/20/12	—
Mexico Government International Bond	Lehman Brothers	USD	130	(0.490)	12/20/12	(1)
Panama Government International Bond	Morgan Stanley	USD	100	0.750	01/20/12	—
Pitney Bowes Inc.	Lehman Brothers	USD	250	(0.220)	09/20/12	(1)
Russia Government International Bond	Morgan Stanley	USD	100	0.245	06/20/08	—
Talisman Energy Inc.	Lehman Brothers	USD	105	(0.510)	09/20/12	—
Verizon Communications Inc.	Lehman Brothers	USD	850	(0.180)	06/20/12	(3)
Weyerhaeuser Company	Lehman Brothers	USD	255	(0.700)	09/20/12	2

Total Market Value of Open Credit Default Swap Contracts Premiums Paid (Received) - ($230)						(953)

See accompanying notes which are an integral part of the financial statements.

86	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands

Interest Rate Swaps Contracts
Counter Party	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $

Bank of America	USD	400	5.000%	Three Month LIBOR	06/18/10	10
Bank of America	USD	5,200	4.000%	Three Month LIBOR	06/18/10	32
Bank of America	USD	6,500	5.473%	Three Month LIBOR	06/14/11	305
Bank of America	USD	1,000	4.000%	Three Month LIBOR	06/18/13	(9)
Bank of America	USD	2,000	4.500%	Three Month LIBOR	06/18/13	25
Bank of America	USD	4,400	4.500%	Three Month LIBOR	06/18/13	56
Bank of America	USD	1,800	5.548%	Three Month LIBOR	06/14/16	124
Bank of America	USD	1,500	5.548%	Three Month LIBOR	06/14/16	138
Bank of America	USD	800	Three Month LIBOR	5.000%	06/18/38	4
Barclays Bank PLC	GBP	100	6.000%	Six Month LIBOR	12/20/08	1
Barclays Bank PLC	BRL	100	11.360%	Brazil Interbank Deposit Rate	01/04/10	(1)
Barclays Bank PLC	USD	1,300	4.000%	Three Month LIBOR	06/18/10	8
Barclays Bank PLC	EUR	4,705	Six Month LIBOR	4.250%	06/18/13	87
Barclays Bank PLC	JPY	10,000	2.000%	Six Month LIBOR	12/19/17	3
Barclays Bank PLC	GBP	530	Six Month LIBOR	5.250%	06/18/18	(25)
Barclays Bank PLC	SEK	14,700	Three Month LIBOR	4.750%	06/18/18	33
Bear Stearns	USD	2,800	Three Month LIBOR	5.282%	08/20/12	(169)
Bear Stearns	USD	1,600	Three Month LIBOR	5.000%	06/18/18	(37)
Bear Stearns	USD	1,600	5.250%	Three Month LIBOR	06/18/28	50
BNP Paribas	EUR	500	2.090%	Consumer Price Index (France)	10/15/10	3
Citibank	USD	1,000	4.000%	Three Month LIBOR	06/18/13	(9)
Citibank	GBP	1,260	5.250%	Six Month LIBOR	06/18/13	28
Citibank	USD	300	Three Month LIBOR	5.000%	06/18/38	1
Credit Suisse First Boston	GBP	100	5.000%	Six Month LIBOR	06/15/09	(1)
Credit Suisse First Boston	EUR	725	Six Month LIBOR	4.250%	06/18/10	3
Credit Suisse First Boston	USD	2,150	Three Month LIBOR	4.500%	06/18/13	(27)
Credit Suisse First Boston	EUR	1,780	Six Month LIBOR	4.500%	06/18/18	46
Credit Suisse First Boston	EUR	3,330	4.500%	Six Month LIBOR	06/18/18	(87)
Credit Suisse First Boston	SEK	15,000	Three Month LIBOR	4.750%	06/18/18	33
Credit Suisse First Boston	EUR	390	4.750%	Six Month LIBOR	06/18/38	(12)
Deutsche Bank	USD	3,100	4.000%	Three Month LIBOR	06/18/10	19
Deutsche Bank	USD	8,280	Three Month LIBOR	4.315%	11/17/10	(84)
Deutsche Bank	JPY	105,000	1.183%	Six Month LIBOR	12/17/10	3
Deutsche Bank	JPY	139,000	1.170%	Six Month LIBOR	12/17/10	4
Deutsche Bank	JPY	139,000	1.160%	Six Month LIBOR	12/17/10	3
Deutsche Bank	JPY	276,000	1.181%	Six Month LIBOR	12/17/10	8
Deutsche Bank	JPY	290,000	1.183%	Six Month LIBOR	12/17/10	8
Deutsche Bank	USD	3,090	Three Month LIBOR	3.780%	12/24/10	2
Deutsche Bank	USD	1,520	Three Month LIBOR	4.000%	12/29/10	(5)
Deutsche Bank	USD	2,290	Three Month LIBOR	3.868%	12/29/10	(2)
Deutsche Bank	AUD	280	7.250%	Six Month LIBOR	06/18/13	(3)
Deutsche Bank	USD	3,700	4.500%	Three Month LIBOR	06/18/13	47
Deutsche Bank	USD	5,700	4.500%	Three Month LIBOR	06/18/13	72
Deutsche Bank	USD	7,300	4.920%	Three Month LIBOR	11/17/15	153
Deutsche Bank	JPY	67,000	Six Month LIBOR	1.703%	12/17/15	(6)
Deutsche Bank	JPY	88,000	Six Month LIBOR	1.670%	12/17/15	(7)

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund	87

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands

Interest Rate Swaps Contracts
Counter Party	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $

Deutsche Bank	JPY	88,000	Six Month LIBOR	1.641%	12/17/15	(5)
Deutsche Bank	JPY	175,000	Six Month LIBOR	1.699%	12/17/15	(16)
Deutsche Bank	JPY	184,000	Six Month LIBOR	1.691%	12/17/15	(16)
Deutsche Bank	USD	2,700	4.520%	Three Month LIBOR	12/24/15	(10)
Deutsche Bank	USD	1,300	4.745%	Three Month LIBOR	12/29/15	12
Deutsche Bank	USD	2,000	4.630%	Three Month LIBOR	12/29/15	5
Deutsche Bank	JPY	30,000	2.000%	Six Month LIBOR	12/19/17	8
Deutsche Bank	USD	2,700	5.250%	Three Month LIBOR	06/18/23	95
Deutsche Bank	EUR	390	Six Month LIBOR	4.750%	06/18/38	12
Deutsche Bank	USD	2,040	Three Month LIBOR	5.309%	11/17/38	(74)
Deutsche Bank	JPY	14,000	2.595%	Six Month LIBOR	12/17/38	2
Deutsche Bank	JPY	18,000	2.570%	Six Month LIBOR	12/17/38	2
Deutsche Bank	JPY	18,000	2.540%	Six Month LIBOR	12/17/38	1
Deutsche Bank	JPY	35,000	2.594%	Six Month LIBOR	12/17/38	5
Deutsche Bank	JPY	37,000	2.585%	Six Month LIBOR	12/17/38	5
Deutsche Bank	USD	740	Three Month LIBOR	5.011%	12/24/38	7
Deutsche Bank	USD	370	Three Month LIBOR	5.215%	12/29/38	(8)
Deutsche Bank	USD	550	Three Month LIBOR	5.121%	12/29/38	(4)
Goldman Sachs	GBP	900	5.000%	Six Month LIBOR	06/15/09	(11)
Goldman Sachs	GBP	500	6.000%	Six Month LIBOR	06/19/09	9
Goldman Sachs	MXN	1,500	7.780%	Mexico Interbank 28 Day Deposit Rate	04/03/12	(3)
JP Morgan	BRL	2,800	12.700%	Brazil Interbank Deposit Rate	01/04/10	—
JP Morgan	BRL	3,200	12.700%	Brazil Interbank Deposit Rate	01/04/10	—
JP Morgan	EUR	500	4.500%	Six Month LIBOR	03/19/10	1
JP Morgan	USD	5,500	4.500%	Three Month LIBOR	06/18/11	94
JP Morgan	EUR	500	1.958%	Consumer Price Index (France)	04/10/12	(10)
JP Morgan	USD	3,500	4.500%	Three Month LIBOR	06/18/13	44
JP Morgan	USD	3,500	4.500%	Three Month LIBOR	06/18/13	44
JP Morgan	USD	6,000	4.500%	Three Month LIBOR	06/18/13	76
JP Morgan	USD	2,600	5.000%	Three Month LIBOR	06/18/15	83
JP Morgan	USD	6,900	5.000%	Three Month LIBOR	06/18/15	219
JP Morgan	USD	400	5.000%	Three Month LIBOR	06/18/18	9
JP Morgan	USD	600	5.000%	Three Month LIBOR	06/18/18	14
JP Morgan	USD	800	5.000%	Three Month LIBOR	06/18/18	19
JP Morgan	USD	800	Three Month LIBOR	5.250%	06/18/28	(25)
JP Morgan	USD	1,600	Three Month LIBOR	5.250%	06/18/28	(51)
JP Morgan	USD	1,000	5.250%	Three Month LIBOR	06/18/38	33
Lehman Brothers	JPY	241,000	1.188	Six Month LIBOR	12/17/10	7
Lehman Brothers	JPY	153,000	Six Month LIBOR	1.709%	12/17/15	(15)
Lehman Brothers	USD	2,430	Three Month LIBOR	4.603%	03/01/18	(92)
Lehman Brothers	JPY	31,000	2.648%	Six Month LIBOR	12/17/38	8
Louis Pauls & Co.	USD	1,600	4.000%	Three Month LIBOR	06/18/10	10
Merrill Lynch	BRL	200	12.948%	Brazil Interbank Deposit Rate	01/04/10	1
Merrill Lynch	BRL	700	11.980%	Brazil Interbank Deposit Rate	01/02/12	(8)
Merrill Lynch	GBP	100	Six Month LIBOR	4.000%	12/15/35	8

See accompanying notes which are an integral part of the financial statements.

88	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands

Interest Rate Swaps Contracts
Counter Party	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $

Morgan Stanley	EUR	300	4.500%	Six Month LIBOR	03/19/10	—
Morgan Stanley	USD	400	Three Month LIBOR	5.000%	12/19/17	(10)
Royal Bank of Scotland	USD	4,100	4.000%	Three Month LIBOR	06/18/10	26
Royal Bank of Scotland	EUR	100	1.955%	Consumer Price Index (France)	03/28/12	(2)
Royal Bank of Scotland	GBP	100	Six Month LIBOR	4.000%	12/15/36	20
Royal Bank of Scotland	USD	200	Three Month LIBOR	5.000%	06/18/38	1
UBS	AUD	2,700	7.000%	Three Month LIBOR	09/15/09	(12)
UBS	BRL	900	10.575%	Brazil Interbank Deposit Rate	01/02/12	(30)
UBS	GBP	670	5.250%	Six Month LIBOR	06/18/13	15

Total Market Value of Open Interest Rate Swap Contracts Premiums Paid (Received) - $696						1,318

Index Swap Contract
Fund Receives Underlying Security	Counter Party	Notional Amount $	Fund Pays Floating Rate	Termination Date	Unrealized Appreciation (Depreciation) $

CMBS AAA 10 Yr. Index	Bank of America	1,000	CMBS AAA 10 Yr. Index minus 0.075%	01/31/08	15
CMBS AAA 10 Yr. Index	Bank of America	1,000	CMBS AAA 10 Yr. Index minus 0.100%	01/31/08	15
CMBS AAA 10 Yr. Index	Bank of America	1,000	CMBS AAA 10 Yr. Index plus 0.140%	01/31/08	17
CMBS AAA 10 Yr. Index	Bank of America	1,000	CMBS AAA 10 Yr. Index minus 0.500%	01/31/08	(15)
CMBS AAA 10 Yr. Index	Bank of America	1,000	CMBS AAA 10 Yr. Index minus 0.250%	02/29/08	(15)
CMBS AAA 10 Yr. Index	Bank of America	1,000	CMBS AAA 10 Yr. Index minus 0.100%	02/29/08	15
CMBS AAA 10 Yr. Index	Deutsche Bank	400	CMBS AAA 10 Yr. Index minus 0.500%	01/31/08	(6)
CMBS AAA 10 Yr. Index	Deutsche Bank	300	CMBS AAA 10 Yr. Index minus 1.00%	05/30/08	4
CMBS AAA 10 Yr. Index	JP Morgan	600	CMBS AAA 10 Yr. Index plus 0.025%	01/31/08	(9)
CMBS AAA 10 Yr. Index	JP Morgan	1,000	CMBS AAA 10 Yr. Index plus 0.100%	01/31/08	15
CMBS AAA 10 Yr. Index	JP Morgan	1,000	CMBS AAA 10 Yr. Index minus 0.300%	01/31/08	15

Total Unrealized Appreciation (Depreciation) on Open Index Swap Contracts					51

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund	89

Russell Investment Funds

Core Bond Fund

Presentation of Portfolio Holdings — December 31, 2007

Categories	% of Net Assets

Asset-Backed Securities	3.6
Certificates of Deposit	0.2
Corporate Bonds and Notes	19.0
International Debt	6.4
Loan Agreements	0.3
Mortgage-Backed Securities	54.5
Municipal Bonds	0.4
Non-US Bonds	0.3
United States Government Agencies	3.0
United States Government Treasuries	2.9
Preferred Stocks	0.3
Options Purchased	0.4
Short-Term Investments	15.3
Other Securities	8.3

Total Investments	114.9
Other Assets and Liabilities, Net	(14.9)

	100.0

Futures Contracts	0.7
Options Written	(0.3)
Foreign Currency Exchange Contracts	0.1	*
Credit Default Swap Contracts	(0.3	)*
Interest Rate Swap Contracts	0.4
Index Swap Contracts	—	*

*	Less than .05% of net assets

See accompanying notes which are an integral part of the financial statements.

90	Core Bond Fund

Russell Investment Funds

Notes to Schedules of Investments — December 31, 2007

Footnotes:

(Æ)	Nonincome-producing security.
(ö)	Real Estate Investment Trust (REIT).
(§)	All or a portion of the shares of this security are held as collateral in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund.
(ž)	Rate noted is yield-to-maturity from date of acquisition.
(ç)	At amortized cost, which approximates market.
(Ê)	Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(Ï)	Forward commitment.
(ƒ)	Perpetual floating rate security. Rate shown reflects rate in effect at period end.
(m)	Bond is insured by a guarantor.
(æ)	Pre-refunded: These bonds are collateralized by US Treasury securities, which are held in escrow by a trustee and used to pay principal and interest in the tax-exempt issue and to retire the bonds in full at the earliest refunding date. The rate noted is for descriptive purposes; effective yield may vary.
(Ø)	In default.
(ß)	Illiquid security.
(×)	The security is purchased with the cash collateral from the securities loaned.
(Ñ)	All or a portion of the shares of this security are on loan.
(Þ)	Restricted security. Security may have contractual restrictions on resale, may have been offered in a private placement transaction, and may not be registered under the Securities Act of 1933.
(Å)	Illiquid and restricted security.
(å)	Currency balances were held in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund. See Note 2.

Abbreviations:

144A - Represents private placement security for qualified buyers according to rule 144A of the Securities Act of 1933.

ADR - American Depositary Receipt

ADS - American Depositary Share

CIBOR - Copenhagen Interbank Offered Rate

CME - Chicago Mercantile Exchange

CMO - Collateralized Mortgage Obligation

CVO - Contingent Value Obligation

FDIC - Federal Deposit Insurance Company

GDR - Global Depositary Receipt

GDS - Global Depositary Share

LIBOR - London Interbank Offered Rate

NIBOR - Norwegian Interbank Offered Rate

PIK - Payment in Kind

REMIC - Real Estate Mortgage Investment Conduit

STRIP - Separate Trading of Registered Interest and Principal of Securities

TBA - To Be Announced Security

Foreign Currency Abbreviations:

ARS - Argentine peso	HKD - Hong Kong dollar	PLN - Polish zloty
AUD - Australian dollar	HUF - Hungarian forint	RUB - Russian ruble
BRL - Brazilian real	IDR - Indonesian rupiah	SEK - Swedish krona
CAD - Canadian dollar	ILS - Israeli shekel	SGD - Singapore dollar
CHF - Swiss franc	INR - Indian rupee	SKK - Slovakian koruna
CLP - Chilean peso	JPY - Japanese yen	THB - Thai baht
CNY - Chinese renminbi yuan	KES - Kenyan schilling	TRY - Turkish lira
COP - Colombian peso	KRW - South Korean won	TWD - Taiwanese dollar
CRC - Costa Rica colon	MXN - Mexican peso	USD - United States dollar
CZK - Czech koruna	MYR - Malaysian ringgit	VEB - Venezuelan bolivar
DKK - Danish krone	NOK - Norweigian Krone	VND - Vietnamese dong
EGP - Egyptian pound	NZD - New Zealand dollar	ZAR - South African rand
EUR - Euro	PEN - Peruvian nouveau sol
GBP - British pound sterling	PHP - Philippine peso

Notes to Schedules of Investments	91

Russell Investment Funds

Statements of Assets and Liabilities — December 31, 2007

Amounts in thousands	Multi-Style Equity Fund	Aggressive Equity Fund	Non-U.S. Fund	Real Estate Securities Fund	Core Bond Fund

Assets
Investments, at identified cost	$543,342	$316,836	$419,766	$514,543	$395,758
Investments, at market***	590,492	327,183	466,998	582,935	397,708
Cash	83	251	85	113	2,857
Cash (restricted)	—	—	2,630	—	1,338
Foreign currency holdings*	—	—	364	252	683
Unrealized appreciation on foreign currency exchange contracts	—	—	1,226	—	481
Receivables:
Dividends and interest	584	268	388	4,341	2,481
Dividends from affiliated money market funds	85	36	134	60	109
Investments sold	1,611	2,080	910	1,799	19,468
Fund shares sold	872	340	469	214	404
Foreign taxes recoverable	—	—	27	—	—
Daily variation margin on futures contracts	—	—	43	—	680
Prepaid expenses	—	—	—	1	11
Unrealized appreciation on index swap contracts	—	—	11	—	96
Interest rate swap contracts, at market value****	—	—	—	—	2,204
Credit default swap contracts, at market value*****	—	—	—	—	24

Total assets	593,727	330,158	473,285	589,715	428,544

Liabilities
Payables:
Investments purchased	2,697	3,113	741	3,929	50,170
Fund shares redeemed	130	40	59	26	21
Accrued fees to affiliates	340	209	406	368	177
Other accrued expenses	47	40	102	46	59
Daily variation margin on futures contracts	102	12	60	—	117
Unrealized depreciation on foreign currency exchange contracts	—	—	923	—	274
Options written, at market value**	—	—	97	—	1,054
Payable upon return of securities loaned	110,489	97,817	39,195	96,537	28,697
Unrealized depreciation on index swap contracts	—	—	16	—	45
Interest rate swap contracts, at market value****	—	—	—	—	886
Credit default swap contracts, at market value*****	—	—	—	—	977

Total liabilities	113,805	101,231	41,599	100,906	82,477

Net Assets	$479,922	$228,927	$431,686	$488,809	$346,067

See accompanying notes which are an integral part of the financial statements.

92	Statements of Assets and Liabilities

Russell Investment Funds

Statements of Assets and Liabilities, continued — December 31, 2007

Amounts in thousands	Multi-Style Equity Fund	Aggressive Equity Fund	Non-U.S. Fund	Real Estate Securities Fund	Core Bond Fund

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1,423	$—	$(1,232)	$(62)	$14
Accumulated net realized gain (loss)	13	(1,990)	2,007	(8,145)	(608)
Unrealized appreciation (depreciation) on:
Investments	47,150	10,347	47,232	68,392	1,950
Futures contracts	(298)	(30)	(375)	—	2,593
Options written	—	—	(2)	—	(732)
Credit default swap contracts	—	—	—	—	(723)
Index swap contracts	—	—	(5)	—	51
Interest rate swap contracts	—	—	—	—	622
Foreign currency-related transactions	—	—	298	2	210
Shares of beneficial interest	307	176	327	321	335
Additional paid-in capital	431,327	220,424	383,436	428,301	342,355

Net Assets	$479,922	$228,927	$431,686	$488,809	$346,067

Net Asset Value, offering and redemption price per share:
Net asset value per share******	$15.65	$12.99	$13.20	$15.22	$10.32
Net assets	$479,922,297	$228,927,258	$431,685,687	$488,808,592	$346,066,761
Shares outstanding ($.01 par value)	30,673,212	17,617,417	32,707,648	32,109,017	33,539,726
Amounts in thousands
* Foreign currency holdings - cost	$—	$—	$364	$249	$682
** Premiums received on options written	$—	$—	$95	$—	$322
*** Securities on loan included in investments	$107,444	$95,572	$38,412	$104,671	$28,128
**** Interest rate swap contracts - premiums paid (received)	$—	$—	$—	$—	$696
***** Credit default swap contracts - premiums paid (received)	$—	$—	$—	$—	$(230)
****** Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities	93

Russell Investment Funds

Statements of Operations — For the Year Ended December 31, 2007

Amounts in thousands	Multi-Style Equity Fund	Aggressive Equity Fund	Non-U.S. Fund	Real Estate Securities Fund	Core Bond Fund

Investment Income
Dividends	$7,344	$2,641	$10,431	$14,907	$81
Dividends from affiliated money market funds	1,103	422	1,655	839	1,284
Interest	54	45	89	—	15,678
Securities lending income	215	280	320	200	63
Less foreign taxes withheld	—	—	(790)	—	—

Total investment income	8,716	3,388	11,705	15,946	17,106

Expenses
Management fees	3,565	2,228	3,894	5,084	1,805
Custodian fees	269	323	750	214	418
Transfer agent fees	20	11	18	26	13
Professional fees	47	44	68	50	41
Trustees’ fees	8	4	7	11	6
Printing fees	8	5	9	13	6
Miscellaneous	78	41	93	109	51

Expenses before reductions	3,995	2,656	4,839	5,507	2,340
Expense reductions	(19)	(193)	(125)	(4)	(234)

Net expenses	3,976	2,463	4,714	5,503	2,106

Net investment income (loss)	4,740	925	6,991	10,443	15,000

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	41,863	19,396	45,598	51,285	1,820
Futures contracts	567	(226)	1,638	—	(35)
Options written	—	—	(1,074)	—	(92)
Credit default swap contracts	—	—	—	—	360
Index swap contracts	—	—	(159)	—	31
Interest rate swap contracts	—	—	—	—	1,271
Foreign currency-related transactions	—	—	1,879	64	475

Net realized gain (loss)	42,430	19,170	47,882	51,349	3,830

Net change in unrealized appreciation (depreciation) on:
Investments	(2,937)	(12,067)	(15,784)	(159,353)	478
Futures contracts	(145)	37	(826)	—	2,933
Options written	—	—	9	—	(623)
Credit default swap contracts	—	—	—	—	(813)
Index swap contracts	—	—	(5)	—	31
Interest rate swap contracts	—	—	—	—	930
Foreign currency-related transactions	—	—	405	2	107

Net change in unrealized appreciation (depreciation)	(3,082)	(12,030)	(16,201)	(159,351)	3,043

Net realized and unrealized gain (loss)	39,348	7,140	31,681	(108,002)	6,873

Net Increase (Decrease) in Net Assets from Operations	$44,088	$8,065	$38,672	$(97,559)	$21,873

See accompanying notes which are an integral part of the financial statements.

94	Statements of Operations

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Russell Investment Funds

Statements of Changes in Net Assets — For the Year Ended December 31, 2007

	Multi-Style Equity Fund		Aggressive Equity Fund

Amounts in thousands	2007	2006	2007	2006
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$4,740	$3,896	$925	$352
Net realized gain (loss)	42,430	28,237	19,170	36,184
Net change in unrealized appreciation (depreciation)	(3,082)	13,801	(12,030)	(6,802)

Net increase (decrease) in net assets from operations	44,088	45,934	8,065	29,734

Distributions
From net investment income	(4,459)	(3,606)	(866)	(423)
From net realized gain	(19,120)	—	(29,590)	(30,314)

Net decrease in net assets from distributions	(23,579)	(3,606)	(30,456)	(30,737)

Share Transactions
Net increase (decrease) in net assets from share transactions	41,906	25,520	27,672	20,357

Total Net Increase (Decrease) in Net Assets	62,415	67,848	5,281	19,354

Net Assets
Beginning of period	417,507	349,659	223,646	204,292

End of period	$479,922	$417,507	$228,927	$223,646

Undistributed (overdistributed) net investment income included in net assets	$1,423	$1,142	$—	$—

See accompanying notes which are an integral part of the financial statements.

96	Statements of Changes in Net Assets

Non-U.S. Fund		Real Estate Securities Fund		Core Bond Fund

2007	2006	2007	2006	2007	2006

$6,991	$5,611	$10,443	$9,841	$15,000	$10,499
47,882	65,969	51,349	48,221	3,830	(2,016)
(16,201)	(523)	(159,351)	101,743	3,043	439

38,672	71,057	(97,559)	159,805	21,873	8,922

(10,855)	(8,763)	(13,544)	(10,448)	(16,240)	(10,963)
(75,619)	(7,690)	(65,161)	(44,446)	—	—

(86,474)	(16,453)	(78,705)	(54,894)	(16,240)	(10,963)

109,604	13,019	39,596	77,474	74,651	51,050

61,802	67,623	(136,668)	182,385	80,284	49,009

369,884	302,261	625,477	443,092	265,783	216,774

$431,686	$369,884	$488,809	$625,477	$346,067	$265,783

$(1,232)	$(687)	$(62)	$—	$14	$54

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	97

Russell Investment Funds

Financial Highlights — For the Years Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total Income (Loss) from Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Multi-Style Equity Fund
December 31, 2007	14.93	.16	1.37	1.53	(.16)	(.65)	—
December 31, 2006	13.37	.14	1.55	1.69	(.13)	—	—
December 31, 2005	12.60	.12	.79	.91	(.14)	—	—
December 31, 2004	11.56	.11	1.02	1.13	(.09)	—	—
December 31, 2003	9.04	.08	2.51	2.59	(.07)	—	—
Aggressive Equity Fund
December 31, 2007	14.45	.06	.40	.46	(.05)	(1.87)	—
December 31, 2006	14.40	.03	2.10	2.13	(.03)	(2.05)	—
December 31, 2005	14.90	.03	.90	.93	(.03)	(1.40)	—
December 31, 2004	13.47	.02	1.95	1.97	(.02)	(.52)	—
December 31, 2003	9.26	.01	4.21	4.22	(.01)	—	—
Non-U.S. Fund
December 31, 2007	15.01	.25	1.14	1.39	(.38)	(2.82)	—
December 31, 2006	12.68	.23	2.75	2.98	(.35)	(.30)	—
December 31, 2005	11.33	.16	1.38	1.54	(.19)	—	—
December 31, 2004	9.76	.11	1.66	1.77	(.20)	—	—
December 31, 2003	7.20	.09	2.69	2.78	(.22)	—	—
Real Estate Securities Fund
December 31, 2007	21.34	.35	(3.68)	(3.33)	(.47)	(2.32)	—
December 31, 2006	17.28	.37	5.72	6.09	(.39)	(1.64)	—
December 31, 2005	17.09	.32	1.82	2.14	(.37)	(1.58)	—
December 31, 2004	13.71	.36	4.33	4.69	(.36)	(.95)	—
December 31, 2003	10.51	.55	3.28	3.83	(.61)	—	(.02)
Core Bond Fund
December 31, 2007	10.14	.51	.20	.71	(.53)	—	—
December 31, 2006	10.23	.45	(.08)	.37	(.46)	—	—
December 31, 2005	10.50	.38	(.17)	.21	(.37)	(.11)	—
December 31, 2004	10.47	.24	.24	.48	(.26)	(.19)	—
December 31, 2003	10.43	.31	.31	.62	(.38)	(.20)	—

See accompanying notes which are an integral part of the financial statements.

98	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(b)	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Net Investment Income to Average Net Assets(b)	% Portfolio Turnover Rate

(.81)	15.65	10.36	479,922.87		.87	1.04	135.80
(.13)	14.93	12.75	417,507.87		.87	1.03	128.33
(.14)	13.37	7.27	349,659.83		.87	.94	130.00
(.09)	12.60	9.81	332,759.87		.88	.96	123.29
(.07)	11.56	28.86	296,767.87		.95	.82	107.67

(1.92)	12.99	3.42	228,927	1.05	1.13	.39	179.82
(2.08)	14.45	14.79	223,646	1.05	1.12	.16	183.55
(1.43)	14.40	6.36	204,292.99		1.13	.21	130.09
(.54)	14.90	14.73	195,583	1.05	1.17	.17	150.26
(.01)	13.47	45.60	166,385	1.06	1.26	.10	138.95

(3.20)	13.20	10.12	431,686	1.15	1.18	1.70	106.21
(.65)	15.01	23.64	369,884	1.15	1.21	1.64	110.77
(.19)	12.68	13.69	302,261	1.12	1.26	1.41	87.98
(.20)	11.33	18.30	258,766	1.15	1.28	1.11	73.45
(.22)	9.76	38.78	206,619	1.16	1.41	1.14	50.29

(2.79)	15.22	(15.86)	488,809.92		.92	1.75	76.84
(2.03)	21.34	35.84	625,477.90		.91	1.86	52.63
(1.95)	17.28	12.96	443,092.91		.91	1.86	64.24
(1.31)	17.09	34.88	379,733.92		.92	2.43	47.21
(.63)	13.71	37.21	254,691.95		.95	4.66	38.84

(.53)	10.32	7.24	346,067.70		.78	5.04	964.78
(.46)	10.14	3.72	265,783.70		.73	4.40	452.50
(.48)	10.23	2.01	216,774.70		.72	3.70	192.66
(.45)	10.50	4.66	175,851.70		.73	2.41	216.23
(.58)	10.47	6.15	147,202.71		.78	2.86	232.64

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	99

Russell Investment Funds

Notes to Financial Highlights — December 31, 2007

(a)	Average month-end shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by RIMCo as the manager and transfer agent, and custody credit arrangements.

See accompanying notes which are an integral part of the financial statements.

100	Notes to Financial Highlights

Russell Investment Funds

Notes to Financial Statements — December 31, 2007

1.	Organization

Russell Investment Funds (the “Investment Company” or “RIF”) is a series investment company with nine different investment portfolios referred to as Funds. These financial statements report on five of these Funds (each a “Fund” and collectively the “Funds”). The Investment Company provides the investment base for one or more variable insurance products issued by one or more insurance companies. These Funds are offered at net asset value to qualified insurance company separate accounts offering variable insurance products. The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operates as a Massachusetts business trust under a master trust agreement dated July 11, 1996, as amended. The Investment Company’s master trust agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest at a $.01 par value per share.

Through December 31, 2007, Russell Investment Management Company (“RIMCo”) was the manager and transfer agent of the Funds providing advisory, administrative and transfer agency services to the Funds. Effective January 1, 2008, RIMCo advises the Funds and Russell Fund Services Company (“RFSC”), a wholly-owned subsidiary of RIMCo, is the Funds’ administrator and transfer agent. There was no change in the services provided to the Funds or, in aggregate, fees paid by the Funds for advisory, administrative and transfer agency services.

2.	Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

The Funds value portfolio securities according to Board-approved securities valuation procedures, including market value procedures, fair value procedures and pricing services. Debt obligation securities maturing within 60 days of the time of purchase are priced using the amortized cost method of valuation, unless the Board determines that amortized cost does not represent market value of short-term debt obligations. The Board has delegated the responsibility for administration of the Securities Valuation Procedures to RFSC.

Ordinarily, the Funds value each portfolio security based on market quotations provided by pricing services or alternative pricing services or dealers (when permitted by the market value procedures). Generally, Fund securities are valued at the close of the market on which they are traded as follows:

•	US listed equities; equity and fixed income options: Last sale price; last bid price if no last sale price;

•	US over-the-counter equities: Official closing price; last bid price if no closing price;

•	Listed ADRs/GDRs: Last sale price; last bid price if no sales;

•	Municipal bonds, US bonds, Eurobonds/foreign bonds: Evaluated bid price; broker quote if no evaluated bid price;

•	Futures: Settlement price;

•	Investments in other mutual funds are valued at their net asset value per share, calculated at 4 p.m. Eastern time or as of the close of the New York Stock Exchange, whichever is earlier;

•

The value of swap agreements is equal to the Funds’ obligation (or rights) under swap contracts which will generally be equal to the net amounts to be paid or received under the contracts based upon the relative values of the positions held by each party to the contracts.

•

Equity securities traded on a national foreign securities exchange or a foreign over the counter market are valued on the basis of the official closing price, or lacking the official closing price, at the last sale price of the primary exchange on which the security is traded.

If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Funds will use the security’s fair value, as determined in accordance with the fair value procedures. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Funds’ Board of Trustees believes reflects fair value. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using normal pricing methods. Fair value pricing could also cause discrepancies between the daily movement of the value of Fund shares and the daily movement of the benchmark index if the index is valued using another pricing method.

Notes to Financial Statements	101

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2007

This policy is intended to assure that the Funds’ net asset values fairly reflect security values as of the time of pricing. Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of Fund shares is determined may be reflected in the calculation of net asset values for each applicable Fund when the Funds deem that the particular event or circumstance would materially affect such Fund’s net asset value. Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Funds that invest in low rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: a material market movement of the US securities market (defined in the fair value procedures as the movement by any two of four major US Indexes greater than a certain percentage) or other significant event; foreign market holidays if on a daily basis, Fund exposure exceeds 20% in aggregate (all closed markets combined); a company development; a natural disaster; or an armed conflict.

Because foreign securities can trade on non-business days, the net asset value of a Fund’s portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosure.

Investment Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost incurred by each money manager within a particular Fund.

Investment Income

Dividend income is recorded net of applicable withholding taxes on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon thereafter as the Funds are informed of the ex-dividend date. Interest income is recorded daily on the accrual basis. The Core Bond Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as part of interest income. All premiums and discounts, including original issue discounts, are amortized/accreted using the interest method.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

It is each Fund’s intention to qualify as a regulated investment company and distribute all of its taxable income and capital gains. Therefore, no federal income tax provision is required for the Funds.

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Funds adopted the provisions of FIN 48 on January 1, 2007. Management has reviewed the Funds tax positions for all open tax years, and concluded that adoption had no effect on the Funds financial position or results of operations. At December 31, 2007, the Funds have recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expects to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remain open to examine the Funds U.S. tax returns filed for the fiscal years ending December 31, 2004 through December 31, 2006, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

102	Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2007

Dividends and Distributions to Shareholders

For all Funds, income and capital gain distributions, if any, are recorded on the ex-dividend date. Income distributions are generally declared and paid quarterly, except for the Non-U.S. Fund, which generally declares and pays income distributions annually. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP primarily relate to investments in options, futures, forward contracts, swap contracts, passive foreign investment companies, foreign-denominated investments, mortgage-backed securities, certain securities sold at a loss and capital loss carryforwards.

Expenses

The Funds will pay their own expenses other than those expressly assumed by RIMCo or its affiliates. Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed to a specific Fund are allocated among all Funds principally based on their relative net assets.

Foreign Currency Translations

The books and records of the Funds are maintained in US dollars. Foreign currency amounts and transactions of the Funds are translated into US dollars on the following basis:

(a)	Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

(b)	Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

Net realized gains or losses from foreign currency-related transactions arise from: sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Non-U.S. Fund’s books and the US dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, at year-end, as a result of changes in the exchange rates.

The Funds do not isolate that portion of the results of operations of the Funds that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes the Funds do isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

Capital Gains Taxes

The Non-U.S. Fund may be subject to capital gains taxes and repatriation taxes imposed by certain countries in which it invests. The Non-U.S. Fund may record a deferred tax liability in respect of unrealized appreciation on foreign securities for potential capital gains and repatriation taxes at December 31, 2007. The accrual for capital gains and repatriation taxes is included in net unrealized appreciation (depreciation) on investments in the Statement of Assets and Liabilities for both Funds, if applicable. The amounts related to capital gains taxes are included in net realized gain (loss) on investments in the Statement of Operations for both Funds. The Non-U.S. Fund had no deferred tax liability or capital gains taxes for the period ended December 31, 2007.

Derivatives

To the extent permitted by the investment objectives, restrictions and policies set forth in the Funds’ Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps, swaptions, forwards, structured notes and stripped securities. These instruments offer unique characteristics and risks that assist the Funds in meeting their investment strategies.

Notes to Financial Statements	103

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2007

The Funds typically use derivatives in three ways: exposing cash reserves to markets, hedging and return enhancement. The Funds, other than the Real Estate Securities Fund, may pursue their strategy to be fully invested by exposing cash reserves in a Fund to the performance of appropriate markets by purchasing securities and/or derivatives. This is intended to cause the Funds to perform as though their cash reserves were actually invested in those markets. Hedging is also used by some Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund. By purchasing certain instruments, Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

Foreign Currency Exchange Contracts

In connection with investment transactions consistent with the Funds’ investment objective and strategies, certain Funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts (“contracts”). The Funds may enter into foreign currency forward overlays on liquidity reserve balances. Additionally, from time to time the Funds may enter into contracts to hedge certain foreign currency-denominated assets. Contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, that are recognized in the Statement of Assets and Liabilities. Realized gains or losses arising from such transactions are included in net realized gain (or loss) from foreign currency-related transactions. Open contracts at December 31, 2007 are presented on the Schedule of Investments.

Forward Commitments

Certain Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and realize short-term gains (or losses) upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.
Loan Agreements

The Core Bond Fund may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. For the period ended December 31, 2007, there were no unfunded loan commitments in the Core Bond Fund.

Options

The Funds may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market. The Funds may also purchase and sell call and put options on foreign currencies. The Funds may utilize options to equitize liquidity reserve balances.

When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying security.

104	Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2007

Whether an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

Futures Contracts

The Funds may invest in futures contracts (i.e., interest rate, foreign currency and index futures contracts) to a limited extent. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to off balance sheet risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5% of the purchase price indicated in the futures contract. Payments to and from the broker, known as variation margin, are made as the price of the futures contract fluctuates. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. As of December 31, 2007, included in the Statement of Assets and Liabilities, the Non-U.S. Fund had a cash collateral balance of $2,630,311 in connection with futures contracts purchased (sold).

Swap Agreements

The Funds may enter into several different types of agreements including interest rate, index, credit default and currency swaps.

The Funds may enter into index swap agreements as an additional hedging strategy for cash reserves held by those Funds or to effect investment transactions consistent with these Funds’ investment objectives and strategies. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e. a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index).

Amounts paid to and received from the swap counterparties representing capital appreciation and depreciation on the underlying securities and accrued interest expense and interest income are recorded as net realized gain (loss). The Funds are exposed to credit risk in the event of non-performance by the swap counterparties; however, the Funds do not anticipate non-performance by the counterparties.

The Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. When the Funds engage in a swap, they exchange their obligations to pay or rights to receive payments for the obligations to pay or rights to receive payments of another party (i.e., an exchange of floating rate payments for fixed rate payments).

Interest rate swaps are counterparty agreements and can be customized to meet each party’s needs and involves the exchange of a fixed payment per period for a payment that is not fixed. Currency swaps are agreements where two parties exchange specified amounts of different currencies which are followed by a series of interest payments that are exchanged based on the principal cash flow. At maturity the principal amounts are exchanged back to the original party. Credit default swaps are counterparty agreements which allow the transfer of third party credit risk (the possibility that an issuer will default on their obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the counterparty in the swap agrees to insure this risk in exchange for regular periodic payments.

Notes to Financial Statements	105

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2007

The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities they anticipate purchasing at a later date. The net amount of the excess, if any, of the Funds’ obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds’ custodian. To the extent that the Funds enter into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Funds’ obligations, if any, with respect to such swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. As of December 31, 2007, included in the Statement of Assets and Liabilities, the Core Bond Fund had a cash collateral balance of $1,338,476 in connection with swaps contracts purchased (sold).

Investments in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States markets. These risks include revaluation of currencies, high rates of inflation, repatriation, restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

Mortgage-Related and Other Asset-Backed Securities

The Core Bond Fund may invest in mortgage or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a Fund’s portfolio at the time the Fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages as interest rates decline. If a Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund’s principal investment to the extent of the premium paid. The value of mortgage-backed securities may also change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

Through its investments in mortgage-backed securities (“MBS”), including those that are issued by private issuers, a Fund may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. Unlike MBS issued or guaranteed by the U.S. government or one of its sponsored entities, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches”, with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are

106	Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2007 applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Asset-backed securities may include pools of MBS loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of a Fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified separately, based on the nature of the underlying assets, according to the following categories: captive auto, diversified, retail and consumer loans, captive equipment and business, business trade receivables, nuclear fuel and capital and mortgage lending. Asset-backed securities (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Funds to dispose of any then existing holdings of such securities.

Inflation-Indexed Bonds

The Core Bond Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Guarantees

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Notes to Financial Statements	107

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2007

3.	Investment Transactions

Securities

During the period ended December 31, 2007, purchases and sales of investment securities (excluding US Government and Agency obligations, short-term investments, options, futures and repurchase agreements) were as follows:

Funds	Purchases	Sales

Multi-Style Equity	$607,804,462	$584,939,251
Aggressive Equity	353,941,073	355,947,286
Non-U.S.	420,644,403	396,948,243
Real Estate Securities	445,466,877	460,966,714
Core Bond	2,442,041,839	2,390,820,108

Purchases and sales of US Government and Agency obligations (excluding short-term investments, options, futures and repurchase agreements) were as follows:

Fund	Purchases	Sales

Core Bond	$238,309,768	$228,017,734

Written Options Contracts

Transactions in written options contracts for the period ended December 31, 2007 were as follows:

	Non-U.S. Fund		Core Bond Fund
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received

Outstanding December 31, 2006	60	$306,054	253	$329,796
Opened	549	2,357,819	14,534	5,173,472
Closed	(587)	(2,568,693)	(12,658)	(4,574,375)
Expired	—	—	(2,085)	(606,611)

Outstanding December 31, 2007	22	$95,180	44	$322,282

Securities Lending

The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of each Fund’s total assets. The Fund receives cash (US currency), US Government or US Government agency obligations as collateral against the loaned securities. To the extent that a loan is collateralized by cash, such collateral is invested by the securities lending agent, State Street Corporation (“State Street”), in short-term instruments, money market mutual funds and other short-term investments that meet certain quality and diversification requirements. Cash collateral invested in money market funds is included in the Schedule of Investments. The collateral received is recorded on a lending Fund’s statement of assets and liabilities along with the related obligation to return the collateral.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders’ fees, which are divided between the Fund and State Street and are recorded as securities lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of US securities) or 105% (for Non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Fund the next day. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing.

As of December 31, 2007, the non-cash collateral received for the securities on loan in the following funds was:

Funds	Non-Cash Collateral Value	Non-Cash Collateral Holding

Multi-Style Equity	$623,392	Pool of US Government Securities
Aggressive Equity	988,382	Pool of US Government Securities
Non-U.S.	755,483	Pool of US Government Securities
Real Estate Securities	9,659,932	Pool of US Government Securities

108	Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2007

Custodian

The Funds have entered into a custody agreement with their Custodian whereby custody credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ expenses. For the period ended December 31, 2007, the Funds’ custodian fees were reduced by the following amounts under these arrangements:

Funds	Custody Credit Amount

Multi-Style Equity	$2,354
Aggressive Equity	4,618
Non-U.S.	6,652
Real Estate Securities	3,697
Core Bond	37,517

Brokerage Commissions

The Funds effect certain transactions through BNY ConvergeFX Group — LJR recapture Services (“LJR”) and its global network of correspondent brokers. LJR is a registered broker and is not an affiliate of the Funds or RIMCo. Trades placed through LJR and its correspondents are used (i) to obtain research services for RIMCo to assist it in its capacity as a manager of managers and (ii) to generate commission rebates to the Funds on whose behalf the trades were made. For purposes of trading to obtain research services for RIMCo or to generate commission rebates to the Funds, the Funds’ money managers are requested to and RIMCo may, with respect to transactions it places, effect transactions with or through LJR and its correspondents or other brokers only to the extent that the Funds will receive competitive execution, price and commissions. In addition, RIMCo recommends targets for the amount of trading that money managers allocate through LJR based upon asset class, investment style and other factors. Research services provided to RIMCo by LJR or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will generally be obtained from unaffiliated third parties at market rates. Research provided to RIMCo may benefit the particular Funds generating the trading activity and may also benefit other Funds within the Investment Company and other funds and clients managed or advised by RIMCo or its affiliates. Similarly, the Funds may benefit from research provided with respect to trading by those other funds and clients.

LJR also may rebate to the Funds a portion of commissions earned on certain trading by the Funds through LJR and their correspondents in the form of commission recapture. Commission recapture is paid solely to those Funds generating the applicable trades. Commission recapture is generated on the instructions of the Soft Dollar Committee once RIMCo’s research budget has been met, as determined annually in the Soft Dollar Committee budgeting process.

4.	Related Party Transactions, Fees and Expenses

Adviser and Administrator

Through December 31, 2007, RIMCo managed all of the Funds which comprise the Investment Company. Effective January 1, 2008, RIMCo advises the Funds and RFSC is the Funds’ administrator. RFSC is a wholly-owned subsidiary of RIMCo. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides money manager research services to RIMCo.

The Funds are permitted to invest their cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses), and also may invest a portion of the collateral received from the Investment Company’s securities lending program in the Russell Investment Company (“RIC”) Money Market Fund. RIC is a registered investment company that employs the same investment adviser as the Investment Company. As of December 31, 2007, $100,656,000 of the RIC Money Market Fund’s net assets represents investments by the Funds.

The management fees are based upon the average daily net assets of each Fund at the rates specified in the table below, are payable monthly and total $16,576,450 for the period ended December 31, 2007.

Funds	Annual Rate

Multi-Style Equity	0.78%
Aggressive Equity	0.95
Non-U.S.	0.95
Real Estate Securities	0.85
Core Bond	0.60

Notes to Financial Statements	109

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2007

Through December 31, 2007, RIMCo agreed to certain waivers of its management fees as follows:

Multi-Style Equity Fund — RIMCo contractually agreed to waive a portion of its 0.78% management fee, up to the full amount of that fee, equal to the amount by which the Fund’s total direct Fund-level operating expenses exceeded 0.87% of the Fund’s average daily net assets on an annual basis and then to reimburse the Fund for all remaining expenses, after fee waivers, that exceed 0.87% of the average daily net assets on an annual basis. Direct Fund-level expenses do not include expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended December 31, 2007 was $16,711. There were no reimbursements during the period.

Aggressive Equity Fund — RIMCo contractually agreed to waive a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund’s total direct Fund-level operating expenses exceeded 1.05% of the Fund’s average daily net assets on an annual basis and to then reimburse the Fund for all remaining expenses, after fee waivers, that exceed 1.05% of the average daily net assets on an annual basis. Direct Fund-level expenses do not include expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended December 31, 2007 was $188,195. There were no reimbursements during the period.

Non-U.S. Fund — RIMCo contractually agreed to waive a portion of its 0.95% management fee, up to the full amount of that fee, equal to amount by which the Fund’s total direct Fund-level operating expenses exceeded 1.15% of the Fund’s average daily net assets on an annual basis and to then reimburse the Fund for all remaining expenses, after fee waivers, that exceed 1.15% of the average daily net assets on an annual basis. Direct Fund-level expenses do not include expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended December 31, 2007 was $118,717. There were no reimbursements during the period.

Core Bond Fund — RIMCo contractually agreed to waive a portion of its 0.60% management fee, up to the full amount of that fee, equal to the amount by which the Fund’s total direct Fund-level operating expenses exceeded 0.70% of the Fund’s average daily net assets on an annual basis and to then reimburse the Fund for all remaining expenses, after fee waivers, that exceed 0.70% of the average daily net assets on an annual basis. Direct Fund-level expenses do not include expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended December 31, 2007 was $196,055. There were no reimbursements during the period.

Through December 31, 2007 the Funds paid RIMCo a single management fee for advisory and administrative services. Beginning on January 1, 2008, the Funds began paying an advisory fee to RIMCo and an administrative fee to Russell Fund Services Company (“RFSC”). There was no change in the services provided to the Funds or, in aggregate, fees paid by the Funds for advisory and administrative services.

RIMCo and RFSC do not have the ability to recover amounts waived or reimbursed from previous periods.

Transfer and Dividend Disbursing Agent

Until January 1, 2008, RIMCo served as Transfer and Dividend Disbursing Agent for the Investment Company. For this service, RIMCo was paid a fee for transfer agency and dividend disbursing services provided to the Funds. RIMCo retained a portion of this fee for its services provided to the Funds and paid the balance to unaffiliated agents who assisted in providing these services. Total transfer agency fees paid by the Funds for the period ended December 31, 2007 were $88,021. Effective January 1, 2008, RFSC is the Funds’ Transfer and Dividend Disbursing Agent.

Accrued fees payable to affiliates as of December 31, 2007 were as follows:

	Multi-Style Equity Fund	Aggressive Equity Fund	Non-U.S. Fund	Real Estate Securities Fund	Core Bond Fund

Management fees	$334,197	$206,686	$401,601	$361,826	$173,313
Transfer agent fees	3,475	1,667	3,129	3,734	2,422
Trustees’ fees	1,923	995	1,688	2,734	1,210

	$339,595	$209,348	$406,418	$368,294	$176,945

Distributor

Pursuant to the Distribution Agreement with the Investment Company, Russell Fund Distributor, Inc. (“Distributor”), a wholly-owned subsidiary of RIMCo, serves as distributor for all Investment Company portfolio shares. The Distributor receives no compensation from the Investment Company for its services.

110	Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2007

Affiliated Brokerage Commissions

The Funds will effect certain transactions through Russell Implementation Services Inc. (“RIS”) and its global network of unaffiliated correspondent brokers. RIS is a registered broker and investment adviser and an affiliate of RIMCo. Trades placed through RIS and its correspondents are made (i) to manage trading associated with changes in managers, rebalancing across existing managers, cash flows and other portfolio transitions or (ii) to execute portfolio securities transactions for each Fund’s assets that RIMCo determines not to allocate to money managers and for each Fund’s cash reserves.

Board of Trustees

Through December 31, 2007, the Russell Fund Complex consisted of Russell Investment Company, which had 32 Funds, and Russell Investment Funds (“RIF”), which had nine Funds. Each of the Trustees was a Trustee for both RIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $52,000 per year, $6,500 for each regular quarterly meeting attended in person, $2,000 for each special meeting attended in person, and $2,000 for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee received a $500 fee for attending the meetings (quarterly, special, committee) by phone instead of receiving the full fee had the member attended in person. Trustees’ out of pocket expenses were also paid by the Russell Fund Complex. The Audit Committee Chair and Investment Committee Chair were each paid a fee of $12,000 per year and the Nominating and Governance Committee chair were each paid a fee of $6,000 per year. The chair person of the Board received additional annual compensation of $52,000.

Effective January 1, 2008, the Russell Fund Complex consists of RIC, which has 38 Funds, and RIF, which has nine Funds. Each of the Trustees is a Trustee of both RIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $60,000 per year, $6,500 for each regular quarterly meeting attended in person, $2,500 for each special meeting attended in person, $2,500 for the Annual 38a-1 meeting attended in person, and $2,500 for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $1,000 fee for attending the quarterly and special meetings and a $500 fee for attending the committee meeting by phone instead of receiving the full fee had the member attended in person. Trustees’ out of pocket expenses are also paid by the Russell Fund Complex. The Audit Committee Chair and Investment Committee Chair are each paid a fee of $12,000 per year and the Nominating and Governance Committee Chair is paid a fee of $6,000 per year. The chair person of the Board receives additional annual compensation of $52,000.

5.	Federal Income Taxes

At December 31, 2007, the Funds did not have any net tax basis capital loss carryforwards.

At December 31, 2007, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

	Multi-Style Equity Fund	Aggressive Equity Fund	Non-U.S. Fund	Real Estate Securities Fund	Core Bond Fund

Cost of Investments	$547,535,363	$318,281,537	$421,999,413	$522,750,961	$395,857,988

Unrealized Appreciation	$60,599,870	$23,504,442	$59,119,311	$92,753,219	$9,416,107
Unrealized Depreciation	(17,643,628)	(14,602,969)	(14,121,100)	(32,568,793)	(7,566,304)

Unrealized Appreciation (Depreciation)	$42,956,242	$8,901,473	$44,998,211	$60,184,426	$1,849,803

Undistributed Ordinary Income	$1,422,972	$—	$—	$—	$914,609
Undistributed Long-Term Gains (Capital Loss Carryforward)	$3,908,605	$43,227	$3,299,607	$—	$1,236,487
Tax Composition of Distributions:
Ordinary Income	$4,458,668	$11,613,955	$24,329,802	$15,097,748	$16,238,826
Long-Term Capital Gains	$19,120,099	$18,841,913	$62,144,372	$63,607,866	$—

As permitted by tax regulations, the Aggressive Equity Fund intends to defer a net realized capital loss of $617,700 incurred from November 1, 2007 to December 31, 2007.

Notes to Financial Statements	111

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2007

6.	Fund Share Transactions (amounts in thousands)

Share transactions for the periods ended December 31, 2007 and December 31, 2006 were as follows:

	Shares		Dollars
	2007	2006	2007	2006

Multi-Style Equity Fund
Proceeds from shares sold	3,423	3,072	$54,038	$43,060
Proceeds from reinvestment of distributions	1,528	259	23,579	3,605
Payments for shares redeemed	(2,246)	(1,514)	(35,711)	(21,145)

Total net increase (decrease)	2,705	1,817	$41,906	$25,520

Aggressive Equity Fund
Proceeds from shares sold	1,325	2,111	$19,061	$32,794
Proceeds from reinvestment of distributions	2,315	2,097	30,456	30,737
Payments for shares redeemed	(1,505)	(2,910)	(21,845)	(43,174)

Total net increase (decrease)	2,135	1,298	$27,672	$20,357

Non-U.S. Fund
Proceeds from shares sold	3,562	4,156	$52,185	$58,314
Proceeds from reinvestment of distributions	6,481	1,115	86,474	16,452
Payments for shares redeemed	(1,975)	(4,464)	(29,055)	(61,747)

Total net increase (decrease)	8,068	807	$109,604	$13,019

Real Estate Securities Fund
Proceeds from shares sold	2,871	3,955	$60,833	$78,527
Proceeds from reinvestment of distributions	4,945	2,646	78,706	54,893
Payments for shares redeemed	(5,015)	(2,929)	(99,943)	(55,946)

Total net increase (decrease)	2,801	3,672	$39,596	$77,474

Core Bond Fund
Proceeds from shares sold	8,092	5,342	$82,694	$54,242
Proceeds from reinvestment of distributions	1,601	1,088	16,240	10,962
Payments for shares redeemed	(2,377)	(1,397)	(24,283)	(14,154)

Total net increase (decrease)	7,316	5,033	$74,651	$51,050

7.	Interfund Lending Program

The Investment Company has been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility (the “Credit Facility”). Funds of the Investment Company may borrow money from the RIC Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. The RIC Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the RIC Money Market Fund could result in a lost investment opportunity or additional borrowing costs. For the period ended December 31, 2007, the Funds presented herein did not participate in the interfund lending program.

112	Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2007

8.	Record Ownership

As of December 31, 2007, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund. The Northwestern Mutual Life Insurance Company separate accounts were the largest shareholder in each Fund.

Funds	# of Shareholders	%
Multi-Style Equity	2	88.1
Aggressive Equity	2	85.6
Non-U.S.	2	92.8
Real Estate Securities	2	87.2
Core Bond	2	89.7

9.	Restricted Securities

Restricted securities are subject to contractual limitations on resale, are often issued in private placement transactions, and are not registered under the Securities Act of 1933 (the “Act”). The most common types of restricted securities are those sold under Rule 144A of the Act and commercial paper sold under Section 4(2) of the Act.

A Fund may invest a portion of its net assets not to exceed 15% in securities that are illiquid. Illiquid securities are securities that may not be readily marketable, and that cannot be sold within seven days in the ordinary course of business at the approximate amount at which the Fund has valued the securities. Restricted securities are generally considered to be illiquid.

The following table lists restricted securities held by a Fund that are illiquid. The following table does not include (1) securities deemed liquid by RIMCo or a money manager pursuant to Board approved policies and procedures or (2) illiquid securities that are not restricted securities as designated on the Fund’s Schedule of Investments.

Fund - % of Net Assets Securities	Acquisition Date		Principal Amount ($) or Shares	Cost per Unit $	Cost (000) $	Market Value (000) $

Core Bond Fund - 1.2%
Americo Life, Inc.	12/12/06		75,000	102.46	77	77
American Express Credit Account Master Trust	03/09/07		207,160	100.22	208	207
BNP Paribas Capital Trust	06/01/06		450,000	112.21	505	482
Bombardier, Inc.	11/10/06	EUR	125,000	128.47	161	183
Catlin Insurance Co., Ltd.	01/11/07		100,000	100.00	100	91
DG Funding Trust	11/04/03		49	10,537.12	516	517
Gaz Capital for Gazprom	11/17/06		115,000	100.00	115	110
News America, Inc.	11/08/07		225,000	99.87	225	232
Parker Hannifin Employee Stock Ownership Trust	03/09/99		56,171	100.00	56	56
Resona Preferred Global Securities Cayman, Ltd.	02/06/07		325,000	103.67	337	322
Royal Bank of Scotland Group PLC	11/05/07		450,000	100.69	451	449
SB Treasury Co. LLC	06/01/06		350,000	106.80	374	357
SMFG Preferred Capital USD 1, Ltd.	12/13/06		100,000	100.00	100	92
Symetra Financial Corp.	06/02/06		150,000	98.31	147	149
Unicredit Luxembourg Finance SA	10/17/06		1,000,000	100.00	1,000	998

						4,322

Illiquid securities and restricted securities may be priced by the Funds using fair value procedures approved by the Board of Trustees.

Notes to Financial Statements	113

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of the Russell Investment Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Multi-Style Equity Fund, Aggressive Equity Fund, Non-U.S. Fund, Real Estate Securities Fund, and Core Bond Fund (five of the portfolios constituting the Russell Investment Funds, hereafter referred to as the “Funds”) at December 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Seattle, Washington

February 15, 2008

114	Report of Independent Registered Public Accounting Firm

Russell Investment Funds

Tax Information — December 31, 2007 (Unaudited)

For the tax year ended December 31, 2007, the Funds hereby designate 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2008 will show the tax status of all distributions paid to your account in calendar year 2007.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Multi-Style Equity Fund	100.0%
Aggressive Equity Fund	15.9%
Non-U.S. Fund	0.0%
Real Estate Securities Fund	1.8%
Core Bond Fund	0.0%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended December 31, 2007:

Long-Term Capital Gains

Multi-Style Equity Fund	$19,120,099
Aggressive Equity Fund	18,841,913
Non-U.S. Fund	62,144,372
Real Estate Securities Fund	63,607,866
Core Bond Fund	—

Please consult a tax adviser for any questions about federal or state income tax laws.

The Non-U.S. Fund paid foreign taxes of $789,631 and recognized $9,844,235 of foreign source income during the taxable year ended December 31, 2007. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $.0241 per share of foreign taxes paid and $.3010 of gross income per share earned from foreign sources in the taxable year ended December 31, 2007.

Tax Information	115

Russell Investment Funds

Basis for Approval of Investment Advisory Contracts (Unaudited)

Approval of Investment Advisory Agreement

The Board of Trustees, including all of the Independent Trustees, considered and approved the continuation of the management agreement with RIMCo (the “RIMCo Agreement”) and the portfolio management contract with each Money Manager of the Funds (collectively, the “portfolio management contracts”) at a meeting held on April 24, 2007. During the course of a year, the Trustees receive a wide variety of materials regarding the investment performance of the Funds, sales and redemptions of the Funds’ shares, and the management of the Funds by RIMCo. In preparation for the annual review, the Independent Trustees, with the advice and assistance of their independent counsel, also requested and the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Funds; (2) information (the “Third-Party Information”) received from an independent, nationally recognized provider of investment company information comparing the performance of each of the Funds and their respective operating expenses over various periods of time with other peer funds (“Comparable Funds”) not managed by RIMCo believed by the provider to be generally comparable in investment objectives and size to the Funds; and (3) RIMCo’s response to questions from the Board concerning the Third-Party Information addressing, among other things, performance and expense differentials between certain Funds and their respective Comparable Funds. The foregoing information requested by the Trustees or provided by RIMCo is collectively called the “Agreement Renewal Information.” The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuances.

On April 23, 2007, the Independent Trustees met to review the Agreement Renewal Information in a private session with their independent counsel at which no representatives of RIMCo or management were present. At the April 24 meeting of the Board of Trustees, the Board, including the Independent Trustees, reviewed the proposed continuance of the RIMCo Agreement and the portfolio management contracts with management and independent counsel to the Independent Trustees. Presentations made by RIMCo to the Board as part of this review encompassed the Funds and all other RIMCo-managed funds for which the Board has supervisory responsibility. Following this review, but prior to voting, the Independent Trustees again met in a private session with their independent counsel to evaluate additional information and analyses received from RIMCo and management at the Board meeting. The discussion below reflects all of these reviews.

In evaluating the portfolio management contracts, the Board considered that the Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. RIMCo has engaged multiple Money Managers for all Funds.

The Board considered that RIMCo (rather than any Money Manager) is responsible under the RIMCo Agreement for determining, implementing and maintaining the investment program for each Fund. Assets of each Fund generally have been allocated among the multiple Money Managers selected by RIMCo, subject to Board approval, for that Fund. RIMCo manages directly a portion of certain Funds’ assets employing a “select holdings strategy,” as described below, and directly manages the investment of each Fund’s cash reserves. RIMCo also may manage directly any portion of each Fund’s assets that RIMCo determines not to allocate to the Money Managers and portions of a Fund during transitions between Money Managers. In all cases, assets are managed directly by RIMCo in accordance with the RIMCo Agreement.

RIMCo is responsible for selecting, subject to Board approval, Money Managers for each Fund and for actively managing allocations and reallocations of assets among the Money Managers. RIMCo’s goal is to construct and manage diversified portfolios in a risk aware manner. Each Money Manager for a Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon their selection of portfolio securities and the Money Manager’s specified role in a Fund. RIMCo is responsible for communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each Fund’s investment objective and policies; authorizing Money Managers to engage in certain investment strategies for a Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board the restructuring of Fund segments and additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may assign specific investment constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for the Fund in a complementary manner. Therefore, RIMCo’s selection of

116	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

Money Managers is made not only on the basis of performance considerations but anticipated compatibility with other Money Managers in the same Fund. In light of the foregoing, the overall performance of each Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Fund’s investment program, structuring the Fund, selecting an effective Money Manager with a particular investment style or sub-style for a segment that is complementary to the styles of the Money Managers of other Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectuses for the Funds and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for each Fund, rather than the investment selection role of the Funds’ Money Managers, and describe the manner in which the Funds operate so that investors may take that information into account when deciding to purchase shares of any such Fund.

The Board also considered the special expertise of RIMCo with respect to the manager-of-managers structure of the Funds and the likelihood that, at the current expense ratio of each such Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to continue the manager-of-managers strategy of each such Fund selected by shareholders in purchasing their shares.

In addition to these general factors relating to the manager-of-managers structure of the Funds, the Trustees considered, with respect to each Fund, various specific factors in evaluating renewal of the RIMCo Agreement, including the following:

1.	The nature, scope and quality of the services provided to the Fund by RIMCo;

2.	The management fee paid by the Fund to RIMCo and the fact that it encompasses all investment advisory fees paid by the Fund, including the fees for any Money Managers of such Fund;

3.	Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund, including any administrative, transfer agent, cash management and securities lending fees, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4.	Information provided by RIMCo as to expenses incurred by the Fund; and

5.	Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from the Fund.

As noted above, RIMCo pursuant to the terms of the RIMCo Agreement directly manages a portion — up to 10% — of the assets of the Multi-Style Equity Fund (the “Participating Fund”) utilizing a select holdings strategy, the actual allocation being determined by the Participating Fund’s RIMCo portfolio manager. The select holdings strategy utilized by RIMCo in managing such assets for the Participating Fund is designed to increase the Participating Fund’s exposure to stocks that are viewed as attractive by multiple Money Managers of the Participating Fund. The Board reviewed the results of the select holdings strategy in respect of the Participating Fund since implementation taking into account that the strategy has been utilized for a limited period of time. The Trustees considered that RIMCo would not be required to pay investment advisory fees to a Money Manager with respect to assets for which the select holdings strategy is utilized and that the profits derived by RIMCo generally and from the Participating Fund consequently may increase incrementally. The Board, however, also considered RIMCo’s advice that it will pay certain Money Managers additional fees for providing information and other services in connection with the select holdings strategy and expects to incur additional costs in carrying out the select holdings strategy; the limited amount of assets that are managed directly by RIMCo pursuant to the select holdings strategy; and the fact that the aggregate investment advisory fees paid by the Participating Fund are not increased as a result of the select holdings strategy.

At the April 24 Board meeting, RIMCo and management discussed the reasonableness of the Funds’ investment advisory fees. In discussing whether the Funds’ performance supported these fees, RIMCo noted differences between the investment strategies of certain Funds and their respective Comparable Funds in pursuing their investment objectives, including Fund strategies which seek to achieve a lower tracking error (i.e., the difference, whether positive or negative, between the return of a fund and its benchmark) and resulting lower return volatility than Comparable Funds. According to RIMCo, these strategies may be expected to result, and for certain Funds during the periods covered by the Third-Party Information did result, in lower performance than that of some of their respective Comparable Funds. RIMCo stated that the strategies pursued by the Funds are intended to result in less volatile, more moderate returns relative to each Fund’s performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time.

Basis for Approval of Investment Advisory Contracts	117

Russell Investment Company

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

On the basis of the Agreement Renewal Information, and other information previously received by the Board from RIMCo during the course of the year or presented at the April 24 Board meeting by RIMCo, the Board, in respect of each Fund, found, after giving effect to any applicable waivers and/or reimbursements (1) the management fee charged by RIMCo to be reasonable in light of the nature, scope and quality of the services provided to the Funds; (2) the relative expense ratio of the Fund was comparable to those of its Comparable Funds; (3) RIMCo’s methodology of allocating expenses of operating funds in the complex was reasonable; and (4) RIMCo’s profitability with respect to the Fund was not excessive in light of the nature, scope and quality of the services provided by RIMCo. The Board also concluded that the performance of each of the Funds supported continuation of the RIMCo Agreement. In evaluating performance, the Board considered each Fund’s absolute performance and its performance relative to appropriate benchmarks and indices and its Comparable Funds. The Board also considered RIMCo’s investment strategy of managing the Funds in a risk aware manner.

At the April 24 Board meeting, the Board considered for each Fund whether economies of scale have been realized and whether the fees for such Fund appropriately reflect or should be revised to reflect any such economies. The Board determined that the management fees for each Fund appropriately reflect any economies of scale realized by that Fund, based upon such factors as the variability of Money Manager investment advisory fees and other factors associated with the manager-of-managers structure employed by the Funds. The Trustees considered that fees payable to RIMCo by institutional clients with investment objectives similar to those of the Funds and other funds under the Board’s supervision are lower, and may, in some cases, be substantially lower, than the rates paid by the Funds. The Trustees reviewed with RIMCo the differences in the scope of services it provides to institutional clients and the Funds. In response to the Trustees’ inquiries, RIMCo noted, among other things, that institutional clients have fewer administrative needs than the Funds. It was further noted by RIMCo that since the Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. Accordingly, the Trustees did not regard these fee differences as relevant to their deliberations.

After considering the foregoing and other relevant factors, the Board concluded that continuation of the RIMCo Agreement on its current terms and conditions would be in the best interests of the Funds and their respective shareholders and voted to approve the continuation of the agreement.

At the April 24 Board meeting, with respect to the evaluation of the terms of portfolio management contracts with Money Managers, the Board received and considered information from RIMCo reporting for each Money Manager, among other things, the Money Manager’s performance over various periods; RIMCo’s assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Fund Distributors, Inc. (“RFD”), the Funds’ underwriter; and RIMCo’s recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. RIMCo recommended that each Money Manager be retained at its current fee rate. RIMCo has advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the fees charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo’s explanation in light of the Board’s findings as to the reasonableness of the aggregate investment advisory fees paid by each Fund and the fact that each Money Manager’s fee is paid by RIMCo.

Based substantially upon RIMCo’s recommendations together with the information received from RIMCo in support of its recommendations at the April 24 meeting, the Board concluded that the fees paid to the Money Managers of each Fund are reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management agreement with each Money Manager of each Fund would be in the best interests of the Fund and its shareholders.

In their deliberations, the Trustees did not identify any particular information as to the RIMCo Agreement or, other than RIMCo’s recommendation, the portfolio management agreement with any Money Manager that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund.

Subsequently, the Board of Trustees received the following proposals from RIMCo: (1) at a meeting held on May 22, 2007, to effect a money manager change for the Real Estate Securities Fund and the Non-US Fund; (2) at a meeting held on July 23, 2007, to effect a money manager change for the RIF Multi-Style Equity Fund; (3) at a meeting held on August 28, 2007, to effect a money manager change for the RIF Multi-Style Equity Fund and the RIF Aggressive Equity Fund; (4) at a meeting held on October 26, 2007, to effect a money manager change for the RIF Multi-Style Equity Fund resulting from a change of control of one of the Fund’s Money Managers (5) at a meeting held on December 4, 2007, to effect a money manager change for the RIF Multi-style Equity Fund. In the

118	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

case of each such proposed change, the Trustees approved the terms of the portfolio management contract with the new Money Manager based substantially upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; any significant business relationships between the Money Manager and RIMCo or Russell Fund Distributors, Inc., the Fund’s underwriter; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the Money Manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at their April 24 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the proposed Money Manager change because the Money Managers’ investment advisory fee is paid by RIMCo.

At a meeting held on December 4, 2007, the Board of Trustees, including each of the Independent Trustees, unanimously voted to approve the amendment and restatement of the Funds’ management agreement with RIMCo (the “Management Agreement”) to reflect an internal RIMCo restructuring. The Management Agreement was amended to delete references to certain administrative services that formerly had been performed by RIMCo but that going forward would be performed by Russell Fund Services Company (“RFSC”), an affiliate of RIMCo, pursuant to an administrative services agreement with the Funds (the “Administrative Agreement”). The Management Agreement was further amended to reduce the fee payable to RIMCo under the Management Agreement by 5 basis points (0.05%) and to change its title from Management Agreement to Advisory Agreement.

In connection with its consideration of the amended Management Agreement, the Board received and reviewed materials from RIMCo relating to the amended Management Agreement and the Administrative Agreement, and received an in-person presentation by RIMCo personnel at the December 4, 2007 meeting. The Board considered RIMCo’s view that the separation of investment management and administrative services between RIMCo and RFSC will enhance RIMCo’s ability to track revenue, expense and profitability associated with the provision of both types of services. The Board considered that RFSC is a wholly-owned subsidiary of RIMCo that was formed to perform transfer agent and Fund administrative services for the Funds. The Board considered that the same personnel who formerly performed investment management and administrative services for the Funds on behalf of RIMCo would perform those services on behalf of RIMCo and RFSC, respectively, for the same aggregate fees under the same contractual terms. The Board also considered that RIMCo has agreed to guarantee RFSC’s performance of its obligations as Fund administrator and to assume any liability or obligation incurred or undertaken by RFSC with respect to RIF under the Administrative Agreement.

The Board noted RIMCo’s representation that the nature, extent and quality of the services to be provided by RIMCo and RFSC under the amended Management Agreement and the Administrative Agreement would be the same as the nature, extent and quality of the services that previously had been provided to the Funds by RIMCo. The Board noted that under the Administrative Agreement, RFSC will receive a fee of 0.05% calculated on an annual basis of the Funds’ average daily net assets. Thus, the combined fees payable by the Funds under both amended Management Agreement and the Administrative Agreement will not exceed the fee payable under the Management Agreement prior to its amendment. The Board considered that the fee to be paid under the Administrative Agreement is the same as the fee that is paid pursuant to RIMCo’s administrative agreement with Russell Investment Company, which had been renewed by the Board in April 2007.

The Board noted that it had received and considered extensive information relating to the Management Agreement in connection with its renewal of the Management Agreement at its meeting held on April 24, 2007, and that it is scheduled to consider the renewal of the Advisory Agreement and the Administrative Agreement in April of 2008. The Board also took into account information provided to the Board at its meetings since April 2007, including reports on Fund performance, compliance, shareholder services, and the other services provided to the Fund by RIMCo and its affiliates. The Board considered the representation of the Funds’ Chief Compliance Officer that she was not aware of any material compliance matters that had not been previously disclosed to the Board. Under the circumstances, the conclusions reached by the Board in approving the renewal of the Management Agreement at its meeting held on April 24, 2007 generally were not changed in any material respect by the proposal for the amendment and restatement of the Management Agreement.

After considering the foregoing and other relevant factors, the Board concluded that approval of the amended Management Agreement would be in the best interests of the Funds and their respective shareholders, and voted to approve the amended Management Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. The Board was advised by the Funds’ counsel that, under the circumstances, the Agreement did not require any approvals other than the Board’s approval. The Independent Trustees were advised by separate independent legal counsel on their consideration of the Management and Administrative Agreements.

Basis for Approval of Investment Advisory Contracts	119

Russell Investment Funds

Shareholder Requests for Additional Information — December 31, 2007 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each year. These reports are available (i) free of charge, upon request, by calling the Fund at (800) 787-7354, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) at the Securities and Exchange Commission’s public reference room.

The Board has delegated to RIMCo, as RIF’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIMCo has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. A description of the P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Directors are contained in the Funds’ Statement of Additional Information (“SAI”). The SAI is available (i) free of charge, upon request, by calling the Funds at (800) 787-7354, and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

If possible, depending on contract owner registration and address information, and unless you have otherwise opted out, only one copy of the RIF prospectus and each annual and semi-annual report will be sent to contract owners at the same address. If you would like to receive a separate copy of these documents, please contact your Insurance Company. If you currently receive multiple copies of the prospectus, annual report and semi-annual report and would like to request to receive a single copy of these documents in the future, please call your Insurance Company. Some Insurance Companies may offer electronic delivery of the Fund’s prospectus and annual and semiannual reports. Please contact your Insurance Company for further details.

120	Shareholder Requests for Additional Information

Russell Investment Funds

Disclosure of Information about Fund Directors — December 31, 2007 (Unaudited)

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company (“RIC”), which has 38 funds, and Russell Investment Funds (“RIF”), which has 9 funds. Each of the trustees is a trustee of both RIC and RIF. The first table provides information for the interested trustee. The second table provides information for the independent trustees. The third table provides information for the trustees emeritus. The fourth table provides information for the officers.

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEES
#Greg J. Stark Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	• President and Chief Executive Officer since 2004 • Trustee since 2007	• Appointed until successor is duly elected and qualified • Until successor is chosen and qualified by Trustees	• President and CEO RIC and RIF • Chairman of the Board, President and CEO, RIMCo • Chairman of the Board, President and CEO, RFD • Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”)) • Until 2004, Managing Director, of Individual Investor Services, FRC • 2000 to 2004 Managing Director, Sales and Client Service, RIMCo	47	None

#	Mr. Stark is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Thaddas L. Alston Born April 7, 1945 909 A Street Tacoma, Washington 98402-1616	Trustee since 2006	Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	47	None

Kristianne Blake Born January 22, 1954 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2000 • Chairperson since 2005	• Appointed until successor is duly elected and qualified • Annual	• Director and Chairman of the Audit Committee, Avista Corp. • Trustee and Chairman of the Operations Committee, Principal Funds and Principal Variable Contracts Funds • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services) • February 2002 to June 2005, Chairman of the Audit Committee, RIC and RIF • Trustee and Chairman of the Operations and Distribution Committee, WM Group of Funds, 1999-2006	47	• Director, Avista Corp; (electric utilities) • Trustee, Principal Investors Funds (investment company); • Trustee, Principal Variable Contracts Funds (investment company)

*	Each Trustee is subject to mandatory retirement at age 72.

Disclosure of Information about Fund Directors	121

Russell Investment Funds

Disclosure of Information about Fund Directors, continued — December 31, 2007 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES (continued)
Daniel P. Connealy Born June 6, 1946 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2003 • Chairman of Audit Committee since 2005	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. • 2001–2003, Vice President and Chief Financial Officer, Janus Capital Group Inc.	47	None

Jonathan Fine Born July 8, 1954 909 A Street Tacoma, Washington 98402-1616	Trustee since 2004	Appointed until successor is duly elected and qualified	• President and Chief Executive Officer, United Way of King County, WA	47	None

Raymond P. Tennison, Jr. Born December 21, 1955 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2000 • Chairman of the Nominating and Governance Committee since 2007	• Appointed until successor is duly elected and qualified. • Appointed until successor is duly elected and qualified	• President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	47	None

Jack R. Thompson Born March 21, 1949 909 A Street Tacoma, Washington 98402-1616	Trustee since 2005	Appointed until successor is duly elected and qualified	• September 2003 to present, Independent Board Chair and Chairman of the Audit Committee, Sparx Funds • September 2007 to present, Director, Life Advantage Corporation (health products company) • May 1999 to May 2003, President, Chief Executive Officer and Director, Berger Financial Group, LLC • May 1999 to May 2003, President and Trustee, Berger Funds	47	• Director, Sparx Japan Funds (investment company) • Director, Life Advantage Corporation (health products company)

Julie W. Weston Born October 2, 1943 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2002 • Chairperson of the Investment Committee since 2006	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Retired	47	None

*	Each Trustee is subject to mandatory retirement at age 72.

122	Disclosure of Information about Fund Directors

Russell Investment Funds

Disclosure of Information about Fund Directors, continued — December 31, 2007 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
TRUSTEES EMERITUS
*George F. Russell, Jr. Born July 3, 1932 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus and Chairman Emeritus since 1999	Until resignation or removal	• Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)); and RIMCo • Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) • Chairman, Sunshine Management Services, LLC (investment adviser)	47	None

Paul E. Anderson Born October 15, 1931 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2007	Five year term	• President, Anderson Management Group LLC (private investments consulting) • February 2002 to June 2005, Lead Trustee, RIC and RIF • Trustee of RIC and RIF Until 2006 • Chairman of the Nominating and Governance Committee 2006	47	None

William E. Baxter Born June 8, 1925 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2004	Five year term	• Retired since 1986 • Trustee of RIC and RIF Until 2004	47	None

Lee C. Gingrich Born October 6, 1930 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2006	Five year term	• Retired since 1995 • Trustee of RIC and RIF Until 2005 • Chairman of the Nominating and Governance Committee 2001–2005	47	None

Eleanor W. Palmer Born May 5, 1926 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2004	Five year term	• Retired since 1981 • Trustee of RIC and RIF Until 2004	47	None

*	Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.

Disclosure of Information about Fund Directors	123

Russell Investment Funds

Disclosure of Information about Fund Directors, continued — December 31, 2007 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Greg J. Stark Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	President and Chief Executive Officer since 2004	Until successor is chosen and qualified by Trustees

•  President and CEO, RIC and RIF

•  Chairman of the Board, President and CEO, RIMCo

•  Chairman of the Board, President and CEO, RFD

•  Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))

•  Until 2004, Managing Director of Individual Investor Services, FRC

•  2000 to 2004, Managing Director, Sales and Client Service, RIMCo

Cheryl Wichers Born December 16, 1966 909 A Street Tacoma, Washington 98402-1616	Chief Compliance Officer since 2005	Until removed by Independent Trustees

•  Chief Compliance Officer, RIC

•  Chief Compliance Officer, RIF

•  Chief Compliance Officer, RIMCo

•  April 2002–May 2005, Manager, Global Regulatory Policy

•  1998–2002, Compliance Supervisor, Russell Investment Group

Thomas F. Hanly Born November 17, 1964 909 A Street Tacoma, Washington 98402-1616	Chief Investment Officer since 2004	Until removed by Trustees	• Chief Investment Officer, RIC, RIF, FRC, RTC • Director and Chief Investment Officer, RIMCo and RFD • 1999 to 2003, Chief Financial Officer, FRC, RIC and RIF

Mark E. Swanson Born November 26, 1963 909 A Street Tacoma, Washington 98402-1616	Treasurer and Chief Accounting Officer since 1998	Until successor is chosen and qualified by Trustees	• Treasurer, Chief Accounting Officer and CFO, RIC and RIF • Director, Funds Administration, RIMCo, RTC and RFD • Treasurer and Principal Accounting Officer, SSgA Funds

Gregory J. Lyons Born August 24, 1960 909 A Street Tacoma, Washington 98402-1616	Secretary since 2007	Until successor is chosen and qualified by Trustees	• Associate General Counsel and Assistant Secretary FRC and RIA • Director and Secretary, RIMCo and RFD • Secretary and Chief Legal Counsel, RIC and RIF

124	Disclosure of Information about Fund Directors

Russell Investment Funds

Matter Submitted to a Vote of Shareholders — December 31, 2007 (Unaudited)

There was a Special Meeting in Lieu of Annual Meeting of Shareholders of the Russell Investment Funds (“the Investment Company”) held at 909 A Street, Tacoma, Washington on October 25, 2007.

THE FOLLOWING MATTERS WERE VOTED UPON AT THE MEETING

The result of each vote accompany the description of each matter

1. Election of Trustees.

Vote:

	For	Against
Greg J. Stark	131,623,711.552	3,323,807.727
Thaddas L. Alston	131,489,307.992	3,458,211.287
Kristianne Blake	131,522,555.852	3,424,963.427
Daniel P. Connealy	131,542,379.471	3,405,139.808
Jonathan Fine	131,349,760.255	3,597,759.024
Raymond P. Tennison, Jr.	131,542,839.379	3,404,679.900
Jack R. Thompson	131,672,873.051	3,274,646.228
Julie W. Weston	131,622,933.964	3,324,585.315

2. Approve Changes to the Liquidation Provision of the Master Trust Agreement.

Vote:

	For	Against	Abstain
Multi-Style Equity Fund	26,571,421.430	1,473,016.661	945,738.311
Aggressive Equity Fund	14,073,975.361	1,203,040.304	387,374.580
Non-U.S. Fund	24,903,274.660	2,282,057.532	954,356.046
Real Estate Securities Fund	26,373,509.805	1,886,263.836	917,491.771
Core Bond Fund	27,813,496.627	1,548,105.451	895,032.461

3. Approve Changes to the Reorganization Provision of the Master Trust Agreement.

Vote:

	For	Against	Abstain
Multi-Style Equity Fund	26,566,516.191	1,508,835.774	914,824.438
Aggressive Equity Fund	14,057,232.761	1,233,973.367	373,184.117
Non-U.S. Fund	24,822,374.272	2,352,786.803	964,527.163
Real Estate Securities Fund	26,344,938.642	1,958,408.709	873,918.062
Core Bond Fund	27,653,188.331	1,778,080.714	825,365.493

4. Approve a status change for the Real Estate Securities Fund.

Vote:

	For	Against	Abstain
Real Estate Securities Fund	26,380,293.990	1,865,014.262	931,957.161

Matter Submitted to a Vote of Shareholders	125

Russell Investment Funds

909 A Street, Tacoma, Washington 98402

(800) 787-7354

Interested Trustees

Greg J. Stark

Independent Trustees

Thaddas L. Alston

Kristianne Blake

Daniel P. Connealy

Jonathan Fine

Raymond P. Tennison, Jr.

Jack R. Thompson

Julie W. Weston

Trustees Emeritus

George F. Russell, Jr.

Paul E. Anderson

William E. Baxter

Lee C. Gingrich

Eleanor W. Palmer

Officers

Greg J. Stark, President and Chief Executive Officer

Cheryl Wichers, Chief Compliance Officer

Thomas F. Hanly, Chief Investment Officer

Mark E. Swanson, Treasurer and Chief Accounting Officer

Gregory J. Lyons, Secretary

Adviser

Russell Investment Management Company

909 A Street

Tacoma, WA 98402

Administrator and Transfer and Dividend Disbursing Agent

Russell Fund Services Company

909 A Street

Tacoma, WA 98402

Custodian

State Street Bank and Trust Company

Josiah Quincy Building

200 Newport Avenue

North Quincy, MA 02171

Office of Shareholder Inquiries

909 A Street

Tacoma, WA 98402

(800) 787-7354

Legal Counsel

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, MA 02116-5021

Distributor

Russell Fund Distributors, Inc.

909 A Street

Tacoma, WA 98402

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1420 5th Avenue

Suite 1900

Seattle, WA 98101

Money Managers as of December 31, 2007

Multi-Style Equity Fund

Arnhold and S. Bleichroeder Advisers, LLC, New York, NY

Columbus Circle Investors, Stamford, CT

DePrince, Race & Zollo, Inc., Winter Park, FL

Institutional Capital LLC, Chicago, IL

Jacobs Levy Equity Management, Inc., Florham Park, NJ

Montag & Caldwell, Inc., Atlanta, GA

Suffolk Capital Management, LLC, New York, NY

Aggressive Equity Fund

ClariVest Asset Management LLC, San Diego, CA

David J. Greene and Company, LLC, New York, NY

DePrince, Race & Zollo, Inc., Winter Park, FL

Gould Investment Partners LLC, Berwyn, PA

Jacobs Levy Equity Management, Inc., Florham Park, NJ

PanAgora Asset Management, Inc., Boston, MA

Ranger Investment Management, L.P., Dallas, TX

Tygh Capital Management, Inc., Portland, OR

Non-U.S. Fund

Altrinsic Global Advisors, LLC, Stamford, CT

AQR Capital Management, LLC, Greenwich, CT

MFS Institutional Advisors, Inc., Boston, MA

Wellington Management Company, LLP, Boston, MA

Real Estate Securities Fund

AEW Management and Advisors, L.P., Boston, MA

Cohen & Steers Capital Management, Inc., New York, NY

Heitman Real Estate Securities LLC, Chicago, IL

INVESCO Institutional (N.A.), Inc. which acts as a money manager to the Fund through its INVESCO Real Estate division, Dallas, TX

RREEF America L.L.C., Chicago, IL

Core Bond Fund

Bear Stearns Asset Management Inc., New York, NY

Goldman Sachs Asset Management, L.P., New York, NY

Pacific Investment Management Company LLC, Newport Beach, CA

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

126	Manager, Money Managers and Service Providers

Russell Investment Funds	909 A Street	800-787-7354
	Tacoma, Washington 98402	Fax: 253-591-3495
www.russell.com

36-08-022

2007 ANNUAL REPORT

Russell Investment Funds

Lifepoints® Variable Target Portfolio Series

DECEMBER 31, 2007

FUND

Moderate Strategy Fund

Balanced Strategy Fund

Growth Strategy Fund

Equity Growth Strategy Fund

Russell Investment Funds

Russell Investment Funds is a series investment company with nine different investment portfolios referred to as Funds. These financial statements report on four of these Funds.

Russell Investment Funds

LifePoints® Funds

Variable Target Portfolio Series

Annual Report

December 31, 2007

Russell Investment Funds - LifePoints® Funds Variable Target Portfolio Series

Copyright© Russell Investments 2008. All rights reserved.

Russell Investment Group is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through Russell Fund Distributors, Inc. member Financial Industry Regulatory Authority, part of Russell Investment Group.

Russell Investment Group and Standard & Poor’s Corporation are the owners of the trademarks, service marks, and copyrights related to their respective indexes. Index performance is not indicative of the performance of any specific investment. Indexes are not managed and may not be invested in directly.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

To Our Shareholders

Thank you for taking the time to review Russell Investment Funds’ 2007 Annual Report. The portfolio management discussions and fund-specific details will give you a deeper understanding of fund performance for the fiscal year ended December 31, 2007.

Every day, we strive to improve financial security for people and earn the continued support of our investors.

Our decades of experience evaluating global markets — and the people who make investment decisions in them — extends through numerous cycles, trends and turnarounds. It’s a perspective that allows us to deliver you long-term investment strategies.

Our dedicated money manager research analysts and portfolio managers perform the vital work to select some of the world’s best managers for the funds. This deliberate combination of investment managers is intended to help provide more consistent returns through all kinds of market environments.

We appreciate your continued support.

Regards,

Greg Stark

Chief Executive Officer, Chairman and President

Russell Investment Management Company

To Our Shareholders

Thank you for taking the time to review Russell Investment Funds’ 2007 Annual Report. The portfolio management discussions and fund-specific details will give you a deeper understanding of fund performance for the fiscal year ended December 31, 2007.

Every day, we strive to improve financial security for people and earn the continued support of our investors.

Our decades of experience evaluating global markets — and the people who make investment decisions in them — extends through numerous cycles, trends and turnarounds. It’s a perspective that allows us to deliver you long-term investment strategies.

Our dedicated money manager research analysts and portfolio managers perform the vital work to select some of the world’s best managers for the funds. This deliberate combination of investment managers is intended to help provide more consistent returns through all kinds of market environments.

We appreciate your continued support.

Regards,

Greg Stark

Chief Executive Officer, Chairman and President

Russell Investment Management Company

To Our Shareholders	3

Russell Investment Funds

Market Summary as of December 31, 2007 (Unaudited)

U.S. Equity Markets

For the fiscal year ending December 31, 2007, US equity markets were positive, with the broad market Russell 3000® Index returning 5.1%. Stocks benefited from increased merger and acquisition activity during the first half of the year, and from surprisingly strong corporate profits. For the fiscal year, the growth rates of gross domestic product and corporate profits remained strong but decelerated toward year end. After almost four years of double-digit profit growth, earnings growth fell to single digit levels.

The housing slowdown that began in the summer of 2006 continued through this fiscal year, and was further impacted by rising default rates in subprime loans. At the same time, there was significant weakness in the US dollar, as it depreciated against all major currencies. In the fiscal year, The Federal Reserve Board lowered the federal funds rate three times, the first such cuts in four years, citing the slowing pace of economic expansion and the intensification of the housing correction as the reason behind the cuts. The period also saw significantly higher commodity prices across the board due in part to significant global demand from developing nations.

Although the domestic economy was decelerating, the U.S. equity market was buoyed by strong exports to faster growing developing, non-U.S. economies. With approximately 40% of U.S. corporation’s revenues derived from international customers, the declining U.S. dollar provided increased demand for U.S. products abroad.

In the wake of these powerful macroeconomic forces, the fiscal year was a transitional one marked by three distinct themes: Multinational companies with exposure to developing markets outpaced domestically-driven companies, growth companies fared better than their value counterparts and U.S. large capitalization stocks outperformed U.S. small capitalization stocks.

US companies with revenue streams that could benefit either directly or indirectly from the expanding global economy were rewarded over the fiscal year. The best performing sectors in the Russell 3000® Index were those that had some tie to the global markets — commodities, technology, and industrials. Agriculture and fertilizer stocks led the Russell 3000® Index due to increased global demand for food and an increase in corn production due to ethanol demand. Similarly, commodities related companies, especially copper, benefited from the construction boom in Asia and elsewhere. For the fiscal year, the other energy sector of the Russell 3000® Index returned 38.9%, the integrated oils sector returned 29.6%, and the materials and processing sector returned 26.0%.

The worst performing sectors in the Russell 3000® Index were those tied closely to domestic consumer spending and the housing and subprime markets, particularly mortgage lenders. The repercussions of the developments in the subprime lending market and the resulting housing slowdown caused homebuilders and building related industries to struggle as well. The financial services sector returned -16.3% for the fiscal year and consumer discretionary sector returned -3.6%, both significantly trailing the Russell 3000® Index return of 5.1%.

4	Market Summary

Russell Investment Funds

Reversing a trend that had prevailed for the last six years, growth stocks outperformed value stocks over the fiscal year. Growth and momentum factors were rewarded over the period, especially exposure to high price to book stocks and those with high historical growth rates. The Russell 1000® Growth Index returned 11.8% while the Russell 1000® Value Index returned -0.2%. A similar trend was seen in small cap markets, with the Russell 2000® Growth Index and Russell 2000® Value Index returning 7.1% and -9.8%, respectively.

In a turnaround from the previous fiscal year, large capitalization stocks outperformed small capitalization stocks. The Russell 1000® Index returned 5.8% for the fiscal year, while the Russell 2000® Index returned -1.6%. The larger in capitalization a company was, the better its returns were over the fiscal period. Microcap stocks struggled even more than the broader small cap Russell 2000® Index, with the Russell Microcap Index returning -8.0% for the fiscal year.

During the fiscal year, the market environment was largely favorable for active growth managers. The Lipper Large Cap Growth Funds Average outperformed the Russell 1000® Growth Index by 2.33%, as active managers held companies with strong momentum that were growing faster than the companies in the Russell 1000® Growth Index. The period was also favorable for active value managers who typically do not have as much exposure to the financial services sector as the Russell 1000® Value Index. The Lipper® Large Cap Value Funds Average outperformed the Russell 1000® Value Index by 2.28%. The market environment was more challenging for active core, or market-oriented, managers as the markets were driven by commodity based companies, not an area where market-oriented managers typically focus. The Lipper® Large Cap Core Funds Average barely trailed the Russell 1000® Index by 0.19% net of fees, but modestly outperformed on a gross of fee basis. The Lipper® Small Cap Core Funds Average slightly outpaced the Russell 2000® Index by 0.18%.

U.S. Real Estate Markets

For the fiscal year ending December 31, 2007, real estate investment trusts (REITs) generated a -15.69% return, as measured by the FTSE NAREIT Equity Index. As well as being well below the overall U.S. equity market return, this return represented a substantial pull-back from the prior year’s return of 35.06%. The low REIT return was also accompanied by exceptionally high volatility during the period. In January, REITs were up over 8%; in June and July, REITs lost over 16%. From August through October, REITs rallied with a gain of over 12% and, finally, during the last two months, REITs experienced a decline of over 13%.

Early in the fiscal year, the REIT market continued to be driven by the same factors that made the prior year so successful, mainly mergers and acquisitions by private investors acquiring public REITs at large premiums to their share prices. The most prominent privatization was Equity Office Property, the industry’s largest REIT, which became the prize in a bidding war between Blackstone, a private equity firm and Vornado, a public company. The REIT market peaked at all-time record levels in mid-February 2007. At that time, while property market fundamentals were improving and REIT earnings were solid, REIT pricing appeared to be well ahead of earnings expectations.

By June 2007, concerns arose among REIT investors that problems in the residential subprime mortgage loan market would be a precursor to similar issues in the commercial mortgage market. Additionally, the 0.6% increase in the 10 year treasury rate which occurred during that month caused investors to reassess the capitalization rates used to value real estate. These events combined to put substantial downward pressure on REIT share prices.

During the last few months of the year, REITs suffered along with the other financial sector stocks as sentiment turned decidedly negative for this broad market sector. Concerns about a weaker economy and

Market Summary	5

Russell Investment Funds

tightened credit put upward pressure on dividend yields and contributed to higher capitalization rates and discount rates used to value underlying properties. Over the course of the year, the average dividend yield for companies in the FTSE NAREIT Equity Index increased sharply, from 3.69% to 4.91%. In the fourth quarter, the average dividend yield increased from 4.12% to 4.91%. REITs ended the year with dividend yields trading at a premium to the 10-year Treasuries, which ended the year at 4.03%.

Non-U.S. Equity Markets

Non-U.S. stocks gained 11.17% as measured by the MSCI EAFE Index for the fiscal year ending December 31, 2007. Non-U.S. stocks were boosted as the U.S. dollar weakened over the course of the fiscal year. In local currency, the MSCI EAFE Index rose 3.54% over the 12-month period.

The market continued to benefit from global growth, merger and acquisition activity and strong corporate earnings, especially in the first half of the year. In the second half of the year, the market withstood several periods of increased market volatility brought on by investors’ risk aversion relating to the potential negative spillover effects of the developments in the subprime lending market and housing slowdown in the U.S. Growth in emerging economies, like India and China, also had a positive impact on the strength of developed markets through their demand for goods and infrastructure development throughout the year.

Europe, as represented by the MSCI Europe Index, returned 13.86% over the fiscal year. Merger and acquisition-related gains combined with strong earnings drove European equities higher, with merger-and-acquisition activity in the year surpassing last year’s record pace. Across Europe, the best performing sectors were materials and utilities, up 38.95% and 33.00%, respectively. By country, Germany was a notable contributor to performance, benefiting from the strong performance of its automobiles industry. Elsewhere, MSCI United Kingdom Index lagged Continental Europe with a gain of 8.36%. The U.K. underperformed the rest of Europe due to weakness in its financials sector.

The MSCI Japan Index continued to lag other major non-U.S. markets in the fiscal year, with a return of -4.23% for the year. Investor concerns included weak economic data, lackluster earnings, and political turmoil. Elsewhere in the region, the MSCI Pacific ex-Japan Index gained 30.73% with strong gains in the Hong Kong, Singapore and Australian markets.

From a sector perspective, materials stocks had the best returns, up 31.75%, especially in the area of metals and mining, which was driven by industry consolidation and the continued upturn in commodities prices. Telecommunication services, up 28.21%, also benefited from strong earnings results. Health care and financials were the notable laggards, returning 0.55% and -1.82%, respectively, as measured by the MSCI EAFE health care and financials sector groupings.

The year also saw a change in market leadership from previous years, both in terms of style and market cap. Market leadership during the period favored growth stocks, with the MSCI EAFE Growth Index rising 16.45%, compared with 5.96% for the MSCI EAFE Value Index. Investors, in general, favored larger capitalization stocks over smaller capitalization stocks with the S&P/Citigroup PMI World ex-U.S. Index (an index of larger capitalization companies) up 14.17% in the period versus the S&P/Citigroup EMI World ex–U.S. (in index of smaller capitalization companies) up 7.32%.

Markets not represented in the MSCI EAFE Index, but commonly included in non-U.S. stock funds, offered significant opportunities for gains during the period. Emerging markets outperformed their developed counterparts, as the MSCI Emerging Markets Index rose 39.39%. Emerging markets countries benefited from continued strong economic growth, which benefited the materials and industrials sectors (both posting over

6	Market Summary

Russell Investment Funds

60% returns for the period.) Canadian stocks, as measured by the MSCI Canada Index, rose 29.57% during the period.

U.S. Fixed Income Markets

The Lehman Brothers U.S. Aggregate Bond Index, a broad measure of U.S. investment grade fixed income securities, returned 6.97% for the year ended December 31, 2007. All major sub-sectors trailed U.S. Treasuries as the subprime crisis largely caused a widespread “flight to quality” throughout fixed income markets, where investors moved their capital away from riskier investments to the safest possible investments (in this case U.S. Treasuries).

There were two predominant factors that affected fixed income markets throughout fiscal 2007. The first, occurring during the third quarter of calendar 2007, took the form of a massive re-pricing of risk across many fixed income sectors, largely as a result of developments within the subprime lending market. The second was the Federal Reserve’s second and third quarter cuts to the target federal funds rate for overnight loans between banks, combined with the global liquidity plan the Fed orchestrated with other major central banks.

The Subprime Market

Subprime borrowers are often defined loosely as those borrowers with higher risk/higher interest rate loans because of lack of income documentation, poor credit history, and/or high loan-to-value ratios. The proliferation of the subprime mortgages — and securities firms packaging the subprime debt into AAA-rated bonds — helped fuel the U.S. housing boom over the past decade.

Many factors contributed to a surge in what some regard as looser mortgage lending practices in late 2005 and 2006. The strength of the real estate market created additional demand for mortgage-backed securities, including those that were backed by subprime loans. This increased the potential profit for originating subprime mortgages, loans which many banks had previously avoided making because of their higher default risk. Traditional requirements to obtaining a mortgage (such as proof of income, a down payment or a moderate loan-to-value ratio) were abandoned and adjustable rate loans with artificially low introductory rates and interest-only loans became more common. Record low interest rates and loosening lending standards assisted in pushing real estate prices to record highs and resulted in a record number of re-financings. A high level of liquidity in the market enabled investment banks to borrow more to produce more “structured” financial products. This included buying lower credit rated mortgage-backed securities and re-packaging them into higher rated collateralized debt obligations (CDOs), which were in turn re-introduced into the market.

Problems in the subprime market appeared during the fourth quarter of 2006 when borrower delinquencies reached a four-year high1. Adjustable rate mortgages reset to higher rates and some borrowers could not afford to make the new higher monthly payments. The housing market began to cool, with some borrowers now owing more than their homes were worth.

Concerns increased in May 2007 when the U.S. housing market continued to soften and, for the first time since 1991, national home prices posted a year-over-year decrease2. During 2007, the level of payment delinquencies and early defaults on mortgage loans to subprime borrowers increased significantly. Demand for CDOs evaporated and mortgage lenders no longer had easy access to capital to originate loans. Investors became more risk averse and a flight to quality ensued.

[1]	Bloomberg, U.S. Subprime Mortgage Delinquencies at 4-Year High, 13-Mar-07.
[2]	Bloomberg, Fed Sees Housing Dampening Growth Longer than Expected (per S&P/Case-Shiller study), 30-May-07.

Market Summary	7

Russell Investment Funds

The subsequent fallout from developments in the subprime market has been widespread. The housing market, consumer confidence and companies in the financial services sector were negatively impacted. Access to capital became more constrained resulting in less liquidity in the markets and a “credit crunch” (an environment where investment capital is difficult to obtain). Some mortgage lenders declared bankruptcy or exited the business. Non-U.S. Treasury fixed income sectors generally performed poorly as investors moved out of those sectors and into U.S. Treasuries. The uncertainty surrounding the extent of the impact to the global economy led to market volatility and impacted equity and fixed income markets around the globe.

The Federal Reserve’s rate cuts and global liquidity plan

On two separate occasions during the third quarter of 2007, the Federal Reserve (“the Fed”) cut the target rate for overnight loans between banks. On September 18, the Fed lowered the target rate by 0.50% to 4.75%, the first rate change since the Fed last raised the target to 5.25% in June 2006. The reason cited for the cut was that “the tightening of credit conditions has the potential to intensify the housing correction and to restrain economic growth more generally” and that the rate cut “is intended to help forestall some of the adverse effects on the broader economy that might otherwise arise from the disruptions in financial markets and to promote moderate growth over time”3. On October 31, a further 0.25% cut lowered the target rate to 4.50%, with the Fed stating that inflation and growth risks were approximately balanced.

On December 11, the Fed cut the target rate for overnight loans between banks by 25 basis points (less than the anticipated 50 basis point cut) to 4.25%, stating that recent developments “have increased the uncertainty surrounding the outlook for economic growth and inflation.” Stocks declined and Treasuries surged as investors thought that the move was not sufficient to hold off an economic downturn. The following day the Fed, in conjunction with the European Central Bank (ECB) and central banks in England, Switzerland and Canada, announced the biggest act of global economic cooperation since the September 11th terrorist attacks, a multi-stage plan designed to provide liquidity to the stressed credit markets. In a related move, the ECB flooded financial markets with $500 billion in two-week loans to banks, the largest amount ever extended in a single move by the ECB. This was done in order to maintain liquidity in other markets at year-end.

Prior to the Fed rate cuts, the flight to quality pushed up U.S. Treasury prices, which, in turn, lowered their yields (also referred to as a downward shift in the yield curve). The Fed’s rate cuts propelled this downward progression of yields across all maturities. During 2007, yields on 2-year maturity Treasuries declined 1.76 % while yields on 10-year maturities declined 0.68%. A major change was the yield curve shifting from its beginning-of-year inverted (i.e. downward sloping) position by steepening significantly between 2- and 10-year maturities. The 2-year/10-year spread widened 1.08%, going from (0.11)% to 0.98%.

[3]	Bloomberg, Fed Surprises with a 50-basis point Rate Cut, 18-Sep-07.

8	Market Summary

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Russell Investment Funds

Moderate Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2007 (Unaudited)

Moderate Strategy Fund
Total Return
Inception*	3.54%

Merrill Lynch U.S. Treasuries 1-3 Year Index**
Total Return
Inception*	5.46%

Lehman Brothers Aggregate Bond Index***
Total Return
Inception*	4.82%

Russell 1000® Index****
Total Return
Inception*	0.29%

*	The Fund commenced operation on April 30, 2007.

**	Merrill Lynch U.S. Treasuries 1-3 Year Index is an index composed of approximately 160 issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year and par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement periods.

***	Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

****

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

10	Moderate Strategy Fund

Russell Investment Funds

Moderate Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2007 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Funds and Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The Moderate Strategy Fund (“Fund”) seeks to provide high current income and moderate long term capital appreciation.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2007?

For the period April 30, 2007 (inception of the Fund) through December 31, 2007, the Moderate Strategy Fund gained 3.54%. This compared to the Lehman Brothers Aggregate Bond Index, which gained 4.82% during the same period. The Fund’s returns relative to Lehman Brothers Aggregate Bond Index were dampened by exposure to equities, especially from U.S. real estate.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the underlying mutual funds (the “Underlying Funds”) in which it invests. The largest impact on performance was from the re-pricing of risk (i.e., the market demanding increased compensation for assuming a given level of risk).

In the fixed income markets, all major sub-sectors trailed U.S. Treasuries as the subprime crisis caused a widespread “flight to quality.” The Fund has a 60% allocation to a fixed income Underlying Fund whose money managers held consumer-related fixed income investments in the mortgage-backed and asset-backed securities, which negatively impacted performance in these sectors. Several managers of the fixed income Underlying Fund anticipated the short-term interest rate decline and increased sensitivity to interest rates benefiting that Underlying Fund. As the Federal Reserve lowered the federal funds rate, intermediate maturity yields declined resulting in a shift in the yield curve. The Underlying Fund’s money managers anticipated the change and varied the maturity of their securities, thus benefiting the Fund.

The performance of the equity Underlying Funds dampened the Fund’s return for the fiscal year relative to the Fund’s fixed income Lehman Brothers Aggregate Bond Index. While the allocation to the emerging markets Underlying Fund added to performance, the allocation to the real estate Underlying Fund offset this.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

At the Fund level, exposure to emerging markets equity bolstered returns; however, exposure to both U.S. and non-U.S. equities offset those gains. Exposure to the fixed income markets strengthened returns, while REITs were a drag on performance.

In the fixed income Underlying Fund, two of the three managers benefited from yield curve and sector allocation decisions, duration management and investments in securities outside of the U.S. One manager faced a challenging environment due to duration positioning and exposure to securitized products such as mortgage-backed and asset-backed securities.

The emerging markets, non-U.S., and global Underlying Funds provided strong absolute returns. The emerging markets Underlying Fund led all other asset classes due to strong demand for energy and materials and continued cash inflows into these markets. The non-U.S. developed market Underlying Fund added value through its positioning in growth stocks, an underweight in Japan and exposure to non-benchmark emerging markets stocks. The global equity Underlying Fund benefited from emerging markets exposure and strong stock selection. Sector allocations partly dampened these gains, as did weak stock selection in Europe.

The U.S. equity Underlying Funds maintained an overall preference for companies with above-average growth rates and attractive valuations. That positioning was rewarded in an environment where growth outpaced value. These Underlying Funds benefited from growing global demand through exposure to infrastructure and agricultural stocks. Strong stock selection in industrials, technology, and health care and an underweight to financials sectors contributed to returns. Quantitatively managed strategies faced a difficult environment due to their valuation bias and dampened the U.S. equity segment return.

The real estate Underlying Fund focused primarily on the larger and more liquid REITs during the fiscal year. With the exceptional volatility experienced during the period due to the subprime mortgage crisis and substantial cash outflows, this positioning hurt Fund performance. Non-dedicated REIT investors typically trade the more liquid securities when they rotate into or out of the sector.

Moderate Strategy Fund	11

Russell Investment Funds

Moderate Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2007 (Unaudited)

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

The Fund opened on April 30, 2007. No changes were made to the Fund’s structure or allocation to the Underlying Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Fund (RIF) or Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF or RIC Fund.

12	Moderate Strategy Fund

Russell Investment Funds

Moderate Strategy Fund

Shareholder Expense Example — December 31, 2007 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value July 1, 2007	$1,000.00	$1,000.00
Ending Account Value December 31, 2007	$1,034.30	$1,024.65
Expenses Paid During Period*	$0.56	$0.56

*	Expenses are equal to the Fund’s annualized expense ratio of 0.11% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Moderate Strategy Fund	13

Russell Investment Funds

Moderate Strategy Fund

Schedule of Investments — December 31, 2007

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Funds (“RIF”) and Russell Investment Company (“RIC”) Series Mutual Funds - Class S Shares

Bonds - 60.0%
RIF Core Bond Fund	503,192	5,193

Domestic Equities - 25.8%
RIF Aggressive Equity Fund	19,843	258
RIF Multi-Style Equity Fund	54,609	854
RIC Quantitative Equity Fund	22,247	855
RIF Real Estate Securities Fund	17,262	263

		2,230

International Equities - 14.2%
RIC Emerging Markets Fund	8,373	189
RIC Global Equity Fund	24,635	257
RIF Non-U.S. Fund	59,525	785

		1,231

Total Investments - 100.0%
(identified cost $8,819)		8,654

Other Assets and Liabilities, Net - 0.0%		—

Net Assets - 100.0%		8,654

Presentation of Portfolio Holdings — December 31, 2007

Categories	% of Net Assets

Bonds	60.0
Domestic Equities	25.8
International Equities	14.2

Total Investments	100.0
Other Assets and Liabilities, Net	—	*

	100.0

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

14	Moderate Strategy Fund

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Russell Investment Funds

Balanced Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2007 (Unaudited)

Balanced Strategy Fund
Total Return
Inception*	2.73%

Lehman Brothers Aggregate Bond Index**
Total Return
Inception*	4.82%

Russell 1000® Index***
Total Return
Inception*	0.29%

MSCI EAFE® Index****
Total Return
Inception*	2.27%

*	The Fund commenced operation on April 30, 2007.

**	Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

***

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

****	Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which included reinvestment of gross dividends before deduction of withholding taxes.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

16	Balanced Strategy Fund

Russell Investment Funds

Balanced Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2007 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Funds and Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The Balanced Strategy Fund (“Fund”) seeks to provide above average capital appreciation and a moderate level of current income.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2007?

For the period April 30, 2007 (inception of the Fund) through December 31, 2007, the Balanced Strategy Fund gained 2.73%. This compared to the Lehman Brothers Aggregate Bond Index, which gained 4.82% during the same period. The Fund’s returns relative to Lehman Brothers Aggregate Bond Index were dampened by exposure to equities, especially from U.S. real estate.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the underlying mutual funds (the “Underlying Funds”) in which it invests. The largest impact on performance was from the re-pricing of risk (i.e., the market demanding increased compensation for assuming a given level of risk). The performance of the equity Underlying Funds (60% of the Fund) dampened returns relative to the Fund’s all-fixed income Lehman Brothers Aggregate Bond Index. While the allocation to the emerging markets Underlying Fund added to performance, the allocation to the U.S. and non-U.S. equity and real estate Underlying Fund offset that gain.

In the fixed income markets, all major sub-sectors trailed U.S. Treasuries as the subprime crisis caused a widespread “flight to quality.” The Fund has a 40% allocation to a fixed income Underlying Fund whose money managers held consumer-related fixed income investments in the mortgage-backed and asset-backed securities, which negatively impacted performance in these sectors. Several managers of the fixed income Underlying Fund anticipated the short-term interest rate decline and increased sensitivity to interest rates benefiting that Underlying Fund. As the Federal Reserve lowered the federal funds rate, intermediate maturity yields declined resulting in a shift in the yield curve. The Underlying Fund’s money managers anticipated the change and varied the maturity of their securities, thus benefiting the Fund.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

At the Fund level, exposure to emerging markets bolstered returns; however, exposure to both U.S. and non-U.S. equities offset those gains. Exposure to the fixed income markets strengthened returns, while REITs were a drag on performance.

In the fixed income Underlying Fund, two of the three managers benefited from yield curve and sector allocation decisions, duration management and investments in securities outside of the U.S. One manager faced a challenging environment due to duration positioning and exposure to securitized products such as mortgage-backed and asset-backed securities.

The emerging markets, non-U.S., and global Underlying Funds provided strong absolute returns. The emerging markets Underlying Fund led all other asset classes due to strong demand for energy and materials and continued cash inflows into these markets. The non-U.S. developed market Underlying Fund added value through its positioning in growth stocks, an underweight in Japan and exposure to non-benchmark emerging markets stocks. The global equity Underlying Fund benefited from emerging markets exposure and strong stock selection. Sector allocations partly dampened these gains, as did weak stock selection in Europe.

The U.S. equity Underlying Funds maintained an overall preference for companies with above-average growth rates and attractive valuations. That positioning was rewarded in an environment where growth outpaced value. These Underlying Funds benefited from growing global demand through exposure to infrastructure and agricultural stocks. Strong stock selection in industrials, technology, and health care and an underweight to financials sectors contributed to returns. Quantitatively managed strategies faced a difficult environment due to their valuation bias and dampened the U.S. equity segment return.

The real estate Underlying Fund focused primarily on the larger and more liquid REITs during the fiscal year. With the exceptional volatility experienced during the period due to the subprime mortgage crisis and substantial cash outflows, this positioning hurt Fund performance. Non-dedicated REIT investors typically trade the more liquid securities when they rotate into or out of the sector.

Balanced Strategy Fund	17

Russell Investment Funds

Balanced Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2007 (Unaudited)

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

The Fund opened on April 30, 2007. No changes were made to the Fund’s structure or allocation to the Underlying Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Fund (RIF) or Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF or RIC Fund.

18	Balanced Strategy Fund

Russell Investment Funds

Balanced Strategy Fund

Shareholder Expense Example — December 31, 2007 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value July 1, 2007	$1,000.00	$1,000.00
Ending Account Value December 31, 2007	$1,023.20	$1,024.80
Expenses Paid During Period*	$0.41	$0.41

*	Expenses are equal to the Fund’s annualized expense ratio of 0.08% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Balanced Strategy Fund	19

Russell Investment Funds

Balanced Strategy Fund

Schedule of Investments — December 31, 2007

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Funds (“RIF”) and Russell Investment Company (“RIC”) Series Mutual Funds - Class S Shares

Bonds - 40.0%
RIF Core Bond Fund	1,383,800	14,281

Domestic Equities - 39.0%
RIF Aggressive Equity Fund	109,937	1,428
RIF Multi-Style Equity Fund	342,192	5,356
RIC Quantitative Equity Fund	139,389	5,355
RIF Real Estate Securities Fund	117,287	1,785

		13,924

International Equities - 21.0%
RIC Emerging Markets Fund	47,413	1,071
RIC Global Equity Fund	136,921	1,428
RIF Non-U.S. Fund	378,945	4,998

		7,497

Total Investments - 100.0%
(identified cost $37,183)		35,702

Other Assets and Liabilities, Net - 0.0%		(5)

Net Assets - 100.0%		35,697

Presentation of Portfolio Holdings — December 31, 2007

Categories	% of Net Assets

Bonds	40.0
Domestic Equities	39.0
International Equities	21.0

Total Investments	100.0
Other Assets and Liabilities, Net	—	*

	100.0

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

20	Balanced Strategy Fund

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Russell Investment Funds

Growth Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2007 (Unaudited)

Growth Strategy Fund
Total Return
Inception*	2.13%

Russell 1000® Index**
Total Return
Inception*	0.29%

MSCI EAFE® Index***
Total Return
Inception*	2.27%

Lehman Brothers Aggregate Bond Index****
Total Return
Inception*	4.82%

*	The Fund commenced operation on April 30, 2007.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

***	Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which included reinvestment of gross dividends before deduction of withholding taxes.

****	Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

22	Growth Strategy Fund

Russell Investment Funds

Growth Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2007 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Funds and Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The Growth Strategy Fund (“Fund”) seeks to provide high long term capital appreciation with low current income.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2007?

For the period April 30, 2007 (inception of the Fund) through December 31, 2007, the Growth Strategy Fund gained 2.13%. This compared to the Russell 1000® Index, which gained 0.29% during the same period. The Fund’s returns relative to Russell 1000® Index were aided by exposure to emerging and non-U.S. developed markets.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the underlying mutual funds (the “Underlying Funds”) in which it invests. The largest impact on performance was from the re-pricing of risk (i.e., the market demanding increased compensation for assuming a given level of risk). This caused bonds, especially U.S. Treasuries, to outperform stocks. Within equity markets, larger capitalization companies outperformed smaller capitalization companies and companies with sustainable growth trends outperformed those considered to be undervalued. The strong performance of the equity Underlying Funds (80% of the Fund) supported the Fund’s return for the fiscal year as those Underlying Funds were well-positioned in the large cap growth segment of the market. The allocation to the top-performing emerging markets Underlying Fund boosted performance and had the greatest positive impact to Fund performance. The Fund also benefited from its allocation to the non-U.S. Underlying Funds with most gains coming from the devaluation of the U.S. dollar. The impact of the allocation to the real estate Underlying Fund on Fund performance was negative.

In the fixed income markets, all major sub-sectors trailed U.S. Treasuries as the subprime crisis caused a widespread “flight to quality.” The Fund has a 20% allocation to a fixed income Underlying Fund whose money managers held consumer-related fixed income investments in the mortgage-backed and asset-backed securities, which negatively impacted performance in these sectors. Several managers of the fixed income Underlying Fund anticipated the short-term interest rate decline and increased sensitivity to interest rates benefiting that Underlying Fund. As the Federal Reserve lowered the federal funds rate, intermediate maturity yields declined resulting in a shift in the yield curve. The Underlying Fund’s money managers anticipated the change and varied the maturity of their securities, thus benefiting the Fund.

How did the investment strategies and techniques employed by the Underlying Funds and their money managers affect the Fund’s performance?

At the Fund level, exposure to both emerging markets and non-U.S. equities bolstered returns. Bonds also strengthened returns, while REITs were a drag on performance. In the fixed income Underlying Fund, two of the three managers benefited from yield curve and sector allocation decisions, duration management and investments in securities outside of the U.S. One fixed income manager faced a challenging environment due to duration positioning and exposure to securitized products such as mortgage-backed and asset-backed securities.

The emerging markets, non-U.S., and global Underlying Funds provided strong absolute returns. The emerging markets Underlying Fund led all other asset classes due to strong demand for energy and materials and continued cash inflows into these markets. The non-U.S. developed market Underlying Fund added value through its positioning in growth stocks, an underweight in Japan and exposure to non-benchmark emerging markets stocks. The global equity Underlying Fund benefited from emerging markets exposure and strong stock selection. Sector allocations partly dampened these gains, as did weak stock selection in Europe.

The U.S. equity Underlying Funds maintained an overall preference for companies with above-average growth rates and attractive valuations. That positioning was rewarded in an environment where growth outpaced value. These Underlying Funds benefited from growing global demand through exposure to infrastructure and agricultural stocks. Strong stock selection in industrials, technology, and health care and an underweight to financials sectors contributed to returns. Quantitatively managed strategies faced a difficult environment due to their valuation bias and dampened the U.S. equity segment return.

Growth Strategy Fund	23

Russell Investment Funds

Growth Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2007 (Unaudited)

The real estate Underlying Fund focused primarily on the larger and more liquid REITs during the fiscal year. With the exceptional volatility experienced during the period due to the subprime mortgage crisis and substantial cash outflows, this positioning hurt Fund performance. Non-dedicated REIT investors typically trade the more liquid securities when they rotate into or out of the sector.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

The Fund opened on April 30, 2007. No changes were made to the Fund’s structure or allocation to the Underlying Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Fund (RIF) or Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF or RIC Fund.

24	Growth Strategy Fund

Russell Investment Funds

Growth Strategy Fund

Shareholder Expense Example — December 31, 2007 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value July 1, 2007	$1,000.00	$1,000.00
Ending Account Value December 31, 2007	$1,009.20	$1,025.00
Expenses Paid During Period*	$0.20	$0.20

*	Expenses are equal to the Fund’s annualized expense ratio of 0.04% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Growth Strategy Fund	25

Russell Investment Funds

Growth Strategy Fund

Schedule of Investments — December 31, 2007

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Funds (“RIF”) and Russell Investment Company (“RIC”) Series Mutual Funds - Class S Shares

Bonds - 20.0%
RIF Core Bond Fund	530,849	5,478

Domestic Equities - 53.0%
RIF Aggressive Equity Fund	126,521	1,644
RIF Multi-Style Equity Fund	367,558	5,752
RIC Quantitative Equity Fund	142,591	5,478
RIF Real Estate Securities Fund	107,983	1,644

		14,518

International Equities - 27.0%
RIC Emerging Markets Fund	48,503	1,096
RIC Global Equity Fund	157,575	1,643
RIF Non-U.S. Fund	353,040	4,657

		7,396

Total Investments - 100.0%
(identified cost $28,905)		27,392

Other Assets and Liabilities, Net - 0.0%		(2)

Net Assets - 100.0%		27,390

Presentation of Portfolio Holdings — December 31, 2007

Categories	% of Net Assets

Bonds	20.0
Domestic Equities	53.0
International Equities	27.0

Total Investments	100.0
Other Assets and Liabilities, Net	—	*

	100.0

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

26	Growth Strategy Fund

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Russell Investment Funds

Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2007 (Unaudited)

Equity Growth Strategy Fund
Total Return
Inception*	1.25%

Russell 1000® Index**
Total Return
Inception*	0.29%

MSCI EAFE® Index***
Total Return
Inception*	2.27%

*	The Fund commenced operation on April 30, 2007.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

***	Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which included reinvestment of gross dividends before deduction of withholding taxes.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

28	Equity Growth Strategy Fund

Russell Investment Funds

Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2007 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Funds and Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The Equity Growth Strategy Fund (“Fund”) seeks to provide high long term capital appreciation.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2007?

For the period April 30, 2007 (inception of the Fund) through December 31, 2007, the Equity Growth Strategy Fund gained 1.25%. This compared to the Russell 1000® Index, which gained 0.29% during the same period. The Fund’s returns relative to Russell 1000® Index were aided by exposure to emerging and non-U.S. developed markets.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the underlying mutual funds (the “Underlying Funds”) in which it invests. The largest impact on performance was from the re-pricing of risk (i.e., the market demanding increased compensation for assuming a given level of risk). This caused larger capitalization companies to outperform smaller capitalization companies and companies with sustainable growth trends to outperform those considered to be undervalued. The U.S. and non-U.S. equity Underlying Funds were well-positioned in these well-performing areas of the market. The allocation to the emerging markets Underlying Fund boosted Fund performance as emerging markets was the top-performing asset class. The Fund benefited from its allocation to the non-U.S. Underlying Fund with most gains coming from the devaluation of the U.S. dollar. The impact of the allocation to the real estate Underlying Fund on Fund performance was negative.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

At the Fund level, exposure to both emerging markets and non-U.S. equities bolstered returns, while REITs were a drag on performance. The emerging markets, non-U.S., and global Underlying Funds provided strong absolute returns. The emerging markets Underlying Fund led all other asset classes due to strong demand for energy and materials and continued cash inflows into these markets. The non-U.S. developed market Underlying Fund added value through its positioning in growth stocks, an underweight in Japan and exposure to non-benchmark emerging markets stocks. The global equity Underlying Fund benefited from emerging markets exposure and strong stock selection. Sector allocations partly dampened these gains, as did weak stock selection in Europe.

The U.S. equity Underlying Funds maintained an overall preference for companies with above-average growth rates and attractive valuations. That positioning was rewarded in an environment where growth outpaced value. These Underlying Funds benefited from growing global demand through exposure to infrastructure and agricultural stocks. Strong stock selection in industrials, technology, and health care and an underweight to financials sectors contributed to returns. Quantitatively managed strategies faced a difficult environment due to their valuation bias and dampened the U.S. equity segment return.

The real estate Underlying Fund focused primarily on the larger and more liquid REITs during the fiscal year. With the exceptional volatility experienced during the period due to the subprime mortgage crisis and substantial cash outflows, this positioning hurt Fund performance. Non-dedicated REIT investors typically trade the more liquid securities when they rotate into or out of the sector.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

The Fund opened on April 30, 2007. No changes were made to the Fund’s structure or allocation to the Underlying Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Fund (RIF) or Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF or RIC Fund.

Equity Growth Strategy Fund	29

Russell Investment Funds

Equity Growth Strategy Fund

Shareholder Expense Example — December 31, 2007 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value July 1, 2007	$1,000.00	$1,000.00
Ending Account Value December 31, 2007	$995.60	$1,025.00
Expenses Paid During Period*	$0.20	$0.20

*	Expenses are equal to the Fund’s annualized expense ratio of 0.04% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

30	Equity Growth Strategy Fund

Russell Investment Funds

Equity Growth Strategy Fund

Schedule of Investments — December 31, 2007

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Funds (“RIF”) and Russell Investment Company (“RIC”) Series Mutual Funds - Class S Shares

Domestic Equities - 64.8%
RIF Aggressive Equity Fund	69,786	907
RIF Multi-Style Equity Fund	215,335	3,370
RIC Quantitative Equity Fund	84,318	3,240
RIF Real Estate Securities Fund	59,932	912

		8,429

International Equities - 35.2%
RIC Emerging Markets Fund	29,070	657
RIC Global Equity Fund	87,178	909
RIF Non-U.S. Fund	228,315	3,011

		4,577

Total Investments - 100.0%
(identified cost $14,191)		13,006

Other Assets and Liabilities, Net - 0.0%		—

Net Assets - 100.0%		13,006

Presentation of Portfolio Holdings — December 31, 2007

Categories	% of Net Assets
Domestic Equities	64.8
International Equities	35.2

Total Investments	100.0
Other Assets and Liabilities, Net	—	*

	100.0

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund	31

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Statements of Assets and Liabilities — December 31, 2007

Amounts in thousands	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund

Assets
Investments, at identified cost	$8,819	$37,183	$28,905	$14,191
Investments, at market	8,654	35,702	27,392	13,006
Receivables:
Fund shares sold	—	870	406	10
From Manager	8	9	10	9
Prepaid expenses	5	5	5	5

Total assets	8,667	36,586	27,813	13,030

Liabilities
Payables:
Investments purchased	—	870	406	10
Accrued fees to affiliates	—	—	—	—
Other accrued expenses	13	19	17	14

Total liabilities	13	889	423	24

Net Assets	$8,654	$35,697	$27,390	$13,006

Net Assets Consist of:
Accumulated net realized gain (loss)	$128	$1,102	$1,088	$698
Unrealized appreciation (depreciation) on investments	(165)	(1,481)	(1,513)	(1,185)
Shares of beneficial interest	9	36	28	13
Additional paid-in capital	8,682	36,040	27,787	13,480

Net Assets	$8,654	$35,697	$27,390	$13,006

Net Asset Value, offering and redemption price per share:
Net asset value per share*	$9.99	$9.93	$9.90	$9.83
Net assets	$8,654,351	$35,697,181	$27,389,847	$13,005,621
Shares outstanding ($.01 par value)	865,891	3,595,074	2,767,420	1,322,932

* Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

32	Statements of Assets and Liabilities

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Statements of Operations — For the Period Ended December 31, 2007

Amounts in thousands	Moderate Strategy Fund*	Balanced Strategy Fund*	Growth Strategy Fund*	Equity Growth Strategy Fund*

Investment Income
Income distributions from Underlying Funds	$197	$898	$641	$348

Expenses
Management fees	6	28	21	10
Custodian fees	1	4	3	2
Transfer agent fees	—	—	—	—
Professional fees	28	29	28	28
Printing fees	2	9	6	5
Offering fees	11	11	11	11
Miscellaneous	1	2	2	—

Expenses before reductions	49	83	71	56
Expense reductions	(46)	(74)	(68)	(55)

Net expenses	3	9	3	1

Net investment income (loss)	194	889	638	347

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(28)	(35)	(19)	(48)
Capital gain distributions from Underlying Funds	170	1,149	1,120	757

Net realized gain (loss)	142	1,114	1,101	709
Net change in unrealized appreciation (depreciation) on investments	(165)	(1,481)	(1,513)	(1,185)

Net realized and unrealized gain (loss)	(23)	(367)	(412)	(476)

Net Increase (Decrease) in Net Assets from Operations	$171	$522	$226	$(129)

* For the period April 30, 2007 (commencement of operations) to December 31, 2007.

See accompanying notes which are an integral part of the financial statements.

Statements of Operations	33

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Statements of Changes In Net Assets — For the Period Ended December 31, 2007

Amounts in thousands	Moderate Strategy Fund*	Balanced Strategy Fund*	Growth Strategy Fund*	Equity Growth Strategy Fund*

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$194	$889	$638	$347
Net realized gain (loss)	142	1,114	1,101	709
Net change in unrealized appreciation (depreciation)	(165)	(1,481)	(1,513)	(1,185)

Net increase (decrease) in net assets from operations	171	522	226	(129)

Distributions
From net investment income	(207)	(901)	(651)	(358)
From net realized gain	(2)	(2)	—	—

Net decrease in net assets from distributions	(209)	(903)	(651)	(358)

Share Transactions
Net increase (decrease) in net assets from share transactions	8,692	36,078	27,815	13,493

Total Net Increase (Decrease) in Net Assets	8,654	35,697	27,390	13,006

Net Assets
Beginning of period	—	—	—	—

End of period	$8,654	$35,697	$27,390	$13,006

Undistributed (overdistributed) net investment income included in net assets	$—	$—	$—	$—

* For the period April 30, 2007 (commencement of operations) to December 31, 2007.

See accompanying notes which are an integral part of the financial statements.

34	Statements of Changes In Net Assets

(This page intentionally left blank)

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Financial Highlights

For a Share Outstanding Throughout the Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total Income (Loss) from Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
Moderate Strategy Fund
December 31, 2007*	10.00	.46	(.11)	.35	(.36)	—	(g)
Balanced Strategy Fund
December 31, 2007*	10.00	.47	(.20)	.27	(.34)	—	(g)
Growth Strategy Fund
December 31, 2007*	10.00	.45	(.24)	.21	(.31)	—
Equity Growth Strategy Fund
December 31, 2007*	10.00	.50	(.38)	.12	(.29)	—

See accompanying notes which are an integral part of the financial statements.

36	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(f)	% Ratio of Expenses to Average Net Assets, Gross(d)(e)	% Ratio of Net Investment Income to Average Net Assets(c) (f)	% Portfolio Turnover Rate(c)

(.36)	9.99	3.54	8,654.11		2.01	5.37	24.20

(.34)	9.93	2.73	35,697.08		.74	5.37	10.88

(.31)	9.90	2.13	27,390.04		.84	5.05	2.72

(.29)	9.83	1.25	13,006.04		1.36	5.59	5.68

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	37

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Highlights — December 31, 2007

*	For the period April 30, 2007 (commencement of operations) to December 31, 2007.
(a)	Average month-end shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.
(e)	The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(f)	May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent.
(g)	Less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

38	Notes to Financial Highlights

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements — December 31, 2007

1.	Organization

Russell Investment Funds (the “Investment Company” or “RIF”) is a series investment company with nine different investment portfolios referred to as Funds. These financial statements report on four of these Funds (each a “Fund” and collectively the “Funds”). The Investment Company provides the investment base for one or more variable insurance products issued by one or more insurance companies. These Funds are offered at net asset value to qualified insurance company separate accounts offering variable insurance products. The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operates as a Massachusetts business trust under a master trust agreement dated July 11, 1996, as amended. The Investment Company’s master trust agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest at a $.01 par value per share.

Through December 31, 2007, Russell Investment Management Company (“RIMCo”) was the manager and transfer agent of the Funds providing advisory, administrative and transfer agency services to the Funds. Effective January 1, 2008, RIMCo advises the Funds and Russell Fund Services Company (“RFSC”), a wholly-owned subsidiary of RIMCo, is the Funds’ administrator and transfer agent. There was no change in the services provided to the Funds or, in aggregate, fees paid by the Funds for advisory, administrative and transfer agency services.

Each of the Funds listed in the table below allocates its assets by investing in a combination of Class S shares of Russell Investment Company (“RIC”) funds and other of the Investment Company’s funds (the “Underlying Funds”). RIMCo, the Funds’ and Underlying Funds’ investment adviser, may modify the target asset allocation for any Fund and/or the Underlying Funds in which the Funds invest. From time to time, each Fund may adjust its investments within the ranges below based on RIMCo’s outlook for the economy, financial markets generally and relative market valuation of the asset classes represented by each Underlying Fund. Additionally, each Fund may deviate from ranges below when, in RIMCo’s opinion, it is necessary to do so to pursue the Fund’s investment objective. In the future, the Funds may also invest in other funds which are not currently Underlying Funds.

Asset Allocation Targets per Prospectus
Asset Class/Underlying Funds	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund

Bonds
RIF Core Bond Fund	55-65%	35-45%	15-25%	—%

Domestic Equities
RIF Aggressive Equity Fund	0-8	0-9	1-11	2-12
RIF Multi-Style Equity Fund	5-15	10-20	16-26	21-31
RIC Quantitative Equity Fund	5-15	10-20	15-25	20-30
RIF Real Estate Securities Fund	0-8	0-10	1-11	2-12

International Equities
RIC Emerging Markets Fund	0-7	0-8	0-9	0-10
RIC Global Equity Fund	0-8	0-9	1-11	2-12
RIF Non-U.S. Fund	14-24	9-19	12-22	18-28

Investment Objectives of the Underlying Funds:

RIF Core Bond Fund

Seeks to provide current income and preservation of capital.

RIF Aggressive Equity Fund

Seeks to provide long term capital growth.

RIF Multi-Style Equity Fund

Seeks to provide long term capital growth.

RIC Quantitative Equity Fund

Seeks to provide long term capital growth.

RIF Real Estate Securities Fund

Notes to Financial Statements	39

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2007

Seeks to provide current income and long term capital growth.

RIC Emerging Markets Fund

Seeks to provide long term capital growth.

RIC Global Equity Fund

Seeks to provide long term capital growth.

RIF Non-U.S. Fund

Seeks to provide long term capital growth.

2.	Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

The Funds value their portfolio securities, the shares of the Underlying Funds, at the current net asset value per share of each Underlying Fund.

The Underlying Funds value portfolio securities according to Board-approved securities valuation procedures, including market value procedures, fair value procedures and pricing services. Debt obligation securities maturing within 60 days of the time of purchase are priced using the amortized cost method of valuation, unless the Board determines that amortized cost does not represent market value of short-term debt obligations. The Board has delegated the responsibility for administration of the securities valuation procedures to RFSC.

Ordinarily, the Underlying Funds value each portfolio security based on market quotations provided by pricing services or alternative pricing services or dealers (when permitted by the market value procedures). Generally, Underlying Fund securities are valued at the close of the market on which they are traded as follows:

•	US listed equities; equity and fixed income options: Last sale price; last bid price if no last sale;

•	US over-the-counter equities: Official closing price; last bid price if no closing price;

•	Listed ADRs/GDRs: Last sale price; last bid price if no sales;

•	Municipal bonds, US bonds, Eurobonds/foreign bonds: Evaluated bid price; broker quote if no evaluated bid price;

•	Futures: Settlement price;

•	Investments in other mutual funds are valued at their net asset value per share, calculated at 4 p.m. Eastern time or as of the close of the New York Stock Exchange, whichever is earlier;

•

The value of swap agreements is equal to the Funds’ obligation (or rights) under swap contracts which will generally be equal to the net amounts to be paid or received under the contracts based upon the relative values of the positions held by each party to the contracts.

•

Equity securities traded on a national foreign securities exchange or a foreign over the counter market are valued on the basis of the official closing price, or lacking the official closing price, at the last sale price of the primary exchange on which the security is traded.

If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Underlying Funds will use the security’s fair value, as determined in accordance with the fair value procedures. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market on which they are traded, but rather may be priced by another method that the Funds’ Board of Trustees believes reflects fair value. The use of fair value pricing by an Underlying Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using normal pricing methods. Fair value pricing could also cause discrepancies between the daily movement of the value of Underlying Fund shares and daily movement of the benchmark index if the index is valued using another pricing method.

40	Notes to Financial Statements

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2007

This policy is intended to assure that the Underlying Funds’ net asset values fairly reflect security values as of the time of pricing. Events or circumstances affecting the values of Underlying Fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of Underlying Fund shares is determined may be reflected in the calculation of net asset values for each applicable Underlying Fund (and each Fund which invests in such Underlying Fund) when the Underlying Funds deem that the particular event or circumstance would materially affect such Underlying Fund’s net asset value. Underlying Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Underlying Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Underlying Funds that invest in low rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: a material market movement of the US securities market (defined in the fair value procedures as the movement by any two of four major US Indexes greater than a certain percentage) or other significant event; foreign market holidays if on a daily basis, Fund exposure exceeds 20% in aggregate (all closed markets combined); a company development; a natural disaster; or an armed conflict.

Because foreign securities can trade on non-business days, the net asset value of a Fund’s portfolio that includes an Underlying Fund which invests in foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosure.

Investment Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost.

Investment Income

Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

It is each Fund’s intention to qualify as a regulated investment company and distribute all of its taxable income and capital gains. Therefore, no federal income tax provision is required for the Funds.

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Funds adopted the provisions of FIN 48 on January 1, 2007. Management has reviewed the Funds tax positions for all open tax years, and concluded that adoption had no effect on the Funds financial position or results of operations. At December 31, 2007, the Funds have recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds intend to file U. S. tax returns for the period ending December 31, 2007. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Notes to Financial Statements	41

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2007

Dividends and Distributions to Shareholders

Income, dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Income dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP relate primarily to investments in the Underlying Funds sold at a loss, wash sale deferrals and capital loss carryforwards. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their net asset value.

Expenses

Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include those expenses incurred by the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of the Underlying Funds at different times, the amount of the fees and expenses incurred indirectly by the Funds will vary. Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed to a specific Fund are allocated among all Funds principally based on their relative net assets.

Guarantees

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

3.	Investment Transactions

Securities

During the period ended December 31, 2007, purchases and sales of the Underlying Funds (excluding short-term investments) were as follows:

Funds	Purchases	Sales

Moderate Strategy	$9,879,515	$1,032,014
Balanced Strategy	39,306,741	2,089,159
Growth Strategy	29,319,088	395,289
Equity Growth Strategy	14,639,407	400,559

4.	Related Parties

Adviser and Administrator

Through December 31, 2007, RIMCo managed all of the Funds which comprise the Investment Company. Effective January 1, 2008, RIMCo advises the Funds and RFSC is the Funds’ administrator. RFSC is a wholly-owned subsidiary of RIMCo. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides money manager research services to RIMCo.

Transfer and Dividend Disbursing Agent

Through December 31, 2007, RIMCo served as Transfer and Dividend Disbursing Agent for the Investment Company. For this service, RIMCo was paid a fee for transfer agency and dividend disbursing services provided to the Funds. RIMCo retained a portion of this fee for its services provided to the Funds and paid the balance to unaffiliated agents who assisted in providing these services. Effective January 1, 2008, RFSC replaced RIMCo as the Funds Transfer and Dividend Disbursing Agent.

42	Notes to Financial Statements

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2007

Through December 31, 2007, RIMCo contractually agreed to waive 0.20% of its 0.25% management fee for each Fund. This waiver may not be terminated during the relevant period except at the Board’s discretion. Additionally, through December 31, 2007, RIMCo contractually agreed to waive up to the remaining 0.05% of its 0.25% management fee and all of its transfer agency fees and then to reimburse each Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.11%, 0.08%, 0.04% and 0.04% of the average daily net assets of the Moderate Strategy, Balanced Strategy, Growth Strategy and Equity Growth Strategy Funds, respectively, on an annual basis. Direct Fund-level expenses for the Funds do not include the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

Through December 31, 2007, the Funds paid RIMCo a single management fee for advisory and administrative services. Beginning on January 1, 2008, the Funds began paying an advisory fee to RIMCo and an administrative fee to RFSC. There was no change in the services provided to the Funds or, in aggregate, fees paid by the Funds for advisory and administrative services.

For the period ended December 31, 2007, the fees waived and reimbursed by RIMCo amounted to:

Funds	Management Fee Waiver	Transfer Agent Fee Waiver	Reimbursement	Total

Moderate Strategy	$6,077	$107	$40,085	$46,269
Balanced Strategy	27,948	492	45,650	74,090
Growth Strategy	21,192	373	46,569	68,134
Equity Growth Strategy	10,412	183	44,280	54,875

RIMCo and RFSC do not have the ability to recover amounts waived or reimbursed from previous periods.

Accrued fees payable to affiliates for the period ended December 31, 2007 were as follows:

	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund

Trustee fees	$23	$91	$64	$47

Distributor

Pursuant to the Distribution Agreement with the Investment Company, Russell Fund Distributor, Inc. (“Distributor”), a wholly-owned subsidiary of RIMCo, serves as distributor for all Investment Company portfolio shares. The Distributor receives no compensation from the Investment Company for its services.

Board of Trustees

Through December 31, 2007, the Russell Fund Complex consisted of Russell Investment Company, which had 32 Funds, and Russell Investment Funds (“RIF”), which had nine Funds. Each of the Trustees was a Trustee for both RIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $52,000 per year, $6,500 for each regular quarterly meeting attended in person, $2,000 for each special meeting attended in person, and $2,000 for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee received a $500 fee for attending the meetings (quarterly, special, committee) by phone instead of receiving the full fee had the member attended in person. Trustees’ out of pocket expenses were also paid by the Russell Fund Complex. The Audit Committee Chair and Investment Committee Chair were each paid a fee of $12,000 per year and the Nominating and Governance Committee chair were each paid a fee of $6,000 per year. The chair person of the Board received additional annual compensation of $52,000.

Effective January 1, 2008, the Russell Fund Complex consists of RIC, which has 38 Funds, and RIF, which has nine Funds. Each of the Trustees is a Trustee of both RIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $60,000 per year, $6,500 for each regular quarterly meeting attended in person, $2,500 for each special meeting attended in person, $2,500 for the Annual 38a-1 meeting attended in person, and $2,500 for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $1,000 fee for attending the quarterly and special meetings and a $500 fee for attending the committee meeting by phone instead of receiving the full fee had the member attended in person. Trustees’ out of pocket expenses are also paid by the Russell Fund Complex. The Audit Committee Chair and Investment Committee Chair are each paid a fee of $12,000 per year and the Nominating and Governance Committee Chair is paid a fee of $6,000 per year. The chair person of the Board receives additional annual compensation of $52,000.

Notes to Financial Statements	43

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2007

Transactions With Affiliated Companies

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities or under common control. Transactions during the period ended December 31, 2007 with Underlying Funds which are an affiliated company or under common control are as follows:

Affiliate	Purchases Cost	Sales Cost	Income Distributions	Capital Gains Distributions

Moderate Strategy Fund
RIF Core Bond Fund	$5,654,037	$505,898	$118,286	$—
RIF Aggressive Equity Fund	350,322	75,830	6,009	13,390
RIF Multi-Style Equity Fund	1,106,392	241,612	1,349	29,357
RIC Quantitative Equity Fund	999,557	83,500	12,376	43,151
RIF Real Estate Securities Fund	335,338	28,306	4,740	24,076
RIC Emerging Markets Fund	224,251	21,839	11,063	19,154
RIC Global Equity Fund	284,068	25,016	6,215	255
RIF Non-U.S. Fund	925,550	78,295	36,983	41,115

	$9,879,515	$1,060,296	$197,021	$170,498

Balanced Strategy Fund
RIF Core Bond Fund	$15,169,236	$1,054,057	$369,606	$—
RIF Aggressive Equity Fund	1,633,981	71,883	35,547	78,985
RIF Multi-Style Equity Fund	5,739,915	259,356	10,013	196,073
RIC Quantitative Equity Fund	6,072,560	259,510	84,146	290,455
RIF Real Estate Securities Fund	2,229,072	89,315	34,587	172,771
RIC Emerging Markets Fund	1,228,763	60,090	74,525	129,045
RIC Global Equity Fund	1,519,692	70,726	37,242	1,529
RIF Non-U.S. Fund	5,713,522	259,196	252,135	280,304

	$39,306,741	$2,124,133	$897,801	$1,149,162

Growth Strategy Fund
RIF Core Bond Fund	$5,439,844	$30,957	$134,754	$—
RIF Aggressive Equity Fund	1,828,099	28,743	39,874	88,797
RIF Multi-Style Equity Fund	5,982,725	95,196	10,095	205,196
RIC Quantitative Equity Fund	6,026,504	87,571	83,721	289,904
RIF Real Estate Securities Fund	2,040,799	74,815	30,830	155,439
RIC Emerging Markets Fund	1,214,317	24,724	73,694	127,607
RIC Global Equity Fund	1,682,788	20,949	41,540	1,706
RIF Non-U.S. Fund	5,104,012	51,622	226,455	251,755

	$29,319,088	$414,577	$640,963	$1,120,404

Equity Growth Strategy Fund
RIF Aggressive Equity Fund	$1,054,238	$52,405	$25,086	$55,851
RIF Multi-Style Equity Fund	3,625,592	139,825	6,370	136,902
RIC Quantitative Equity Fund	3,700,117	140,786	56,022	195,302
RIF Real Estate Securities Fund	1,157,226	38,188	19,433	97,959
RIC Emerging Markets Fund	755,583	25,386	49,750	86,145
RIC Global Equity Fund	953,812	17,102	26,146	1,074
RIF Non-U.S. Fund	3,392,839	35,128	165,573	184,071

	$14,639,407	$448,820	$348,380	$757,304

44	Notes to Financial Statements

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2007

5.	Federal Income Taxes

At December 31, 2007, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains income tax purposes were as follows:

	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund

Cost of Investments	$8,849,329	$37,219,401	$28,923,862	$14,238,897

Unrealized Appreciation	$52,965	$169,755	$70,359	$—
Unrealized Depreciation	(248,295)	(1,687,112)	(1,602,435)	(1,233,306)

Net Unrealized Appreciation (Depreciation)	$(195,330)	$(1,517,357)	$(1,532,076)	$(1,233,306)

Undistributed Ordinary Income	$—	$—	$—	$5,129
Undistributed Long-Term Gains (Capital Loss Carryforward)	$158,005	$1,138,562	$1,107,965	$741,432
Tax Composition of Distributions:
Ordinary Income	$197,557	$892,989	$638,973	$357,879
Long-Term Capital Gains	$11,764	$9,881	$11,771	$—

6.	Fund Share Transactions (amounts in thousands)

Share transactions for the period April 30, 2007 (commencement of operations) to December 31, 2007 were as follows:

	Shares	Dollars
Moderate Strategy Fund
Proceeds from shares sold	950	$9,530
Proceeds from reinvestment of distributions	22	209
Payments for shares redeemed	(106)	(1,047)

Net increase (decrease)	866	$8,692

Balanced Strategy Fund
Proceeds from shares sold	3,701	$37,178
Proceeds from reinvestment of distributions	91	903
Payments for shares redeemed	(197)	(2,003)

Net increase (decrease)	3,595	$36,078

Growth Strategy Fund
Proceeds from shares sold	2,762	$27,787
Proceeds from reinvestment of distributions	66	651
Payments for shares redeemed	(61)	(623)

Net increase (decrease)	2,767	$27,815

Equity Growth Strategy Fund
Proceeds from shares sold	1,332	$13,593
Proceeds from reinvestment of distributions	37	358
Payments for shares redeemed	(46)	(458)

Net increase (decrease)	1,323	$13,493

7.	Interfund Lending Program

The Investment Company has been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility (the “Credit Facility”). Funds of the Investment Company may borrow money from the RIC Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. The RIC Money Market Fund will lend through the program only when the returns are higher than those

Notes to Financial Statements	45

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2007 available from an investment in repurchase agreements or short-term reserves. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the RIC Money Market Fund could result in a lost investment opportunity or additional borrowing costs. For the period ended December 31, 2007, the Funds presented herein did not participate in the interfund lending program.

available from an investment in repurchase agreements or short-term reserves. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the RIC Money Market Fund could result in a lost investment opportunity or additional borrowing costs. For the period ended December 31, 2007, the Funds presented herein did not participate in the interfund lending program.

8.	Record Ownership

As of December 31, 2007, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund. Northwestern Mutual Life Insurance Company accounts were the largest shareholders in each Fund.

Funds	# of Shareholders	%
Moderate Strategy	2	100.0
Balanced Strategy	1	94.2
Growth Strategy	1	98.1
Equity Growth Strategy	1	99.0

46	Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of the Russell Investment Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Moderate Strategy Fund, Balanced Strategy Fund, Growth Strategy Fund, and Equity Growth Strategy Fund (four of the portfolios constituting the Russell Investment Funds, hereafter referred to as the “Funds”) at December 31, 2007, the results of each of their operations, the changes in each of their net assets, and the financial highlights for the period May 1, 2007 (commencement of operations) through December 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Seattle, Washington

February 15, 2008

Report of Independent Registered Public Accounting Firm	47

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Tax Information — December 31, 2007 (Unaudited)

For the tax year ended December 31, 2007, the Funds hereby designate 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2008 will show the tax status of all distributions paid to your account in calendar year 2007.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Moderate Strategy Fund	5.8%
Balanced Strategy Fund	9.2%
Growth Strategy Fund	12.8%
Equity Growth Strategy Fund	15.4%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended December 31, 2007:

Long-Term Capital Gains

Moderate Strategy Fund	$11,764
Balanced Strategy Fund	9,881
Growth Strategy Fund	11,771
Equity Growth Strategy Fund	—

Please consult a tax adviser for any questions about federal or state income tax laws.

48	Tax Information

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Basis for Approval of Investment Advisory Contracts (Unaudited)

Approval of Investment Advisory Agreement

The Board of Trustees, including all of the Independent Trustees, considered and approved the continuation of the management agreement with RIMCo (the “RIMCo Agreement”) and the portfolio management contract with each Money Manager of the Underlying Funds (collectively, the “portfolio management contracts”) at a meeting held on April 24, 2007. The RIMCo Agreement was approved for the Funds at a Board meeting held on December 6, 2006. At the December 6, 2006 meeting, the Board received information from management as to management fees for the Funds and a proposed waiver of all but 5 basis points of such fees through at least April 30, 2008. The Board was advised that RIMCo intends to waive and/or reimburse temporarily other direct expenses incurred at the Fund level to keep their total direct and indirect expenses at the median for comparable fund products. During the course of a year, the Trustees received a wide variety of materials regarding the investment performance of the Underlying Funds, sales and redemptions of the Underlying Funds’ shares, and the management by RIMCo of the Underlying Funds and of all other funds under the Board’s supervision currently in operation (the “Other Operating Funds”). At the time of the April 24, 2007 meeting, none of the Funds had commenced operations. In preparation for the review, the Independent Trustees, with the advice and assistance of their independent counsel, also requested and the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Underlying Funds and the Other Operating Funds; (2) information (the “Third-Party Information”) received from an independent, nationally recognized provider of investment company information comparing the performance of each of the Underlying Funds and their respective operating expenses over various periods of time with other peer funds (“Comparable Funds”) not managed by RIMCo believed by the provider to be generally comparable in investment objectives and size to the Underlying Funds and the Other Operating Funds; and (3) RIMCo’s response to questions from the Board concerning the Third-Party Information addressing, among other things, performance and expense differentials between certain Underlying Funds and the Other Operating Funds and their respective Comparable Funds. The foregoing information requested by the Trustees or provided by RIMCo is collectively called the “Agreement Renewal Information.” The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuances.

On April 23, 2007, the Independent Trustees met to review the Agreement Renewal Information in a private session with their independent counsel at which no representatives of RIMCo or management were present. At the April 24 meeting of the Board of Trustees, the Board, including the Independent Trustees, reviewed the proposed continuance of the RIMCo Agreement and the portfolio management contracts with management and independent counsel to the Independent Trustees. Presentations made by RIMCo to the Board as part of this review encompassed all RIMCo-managed funds for which the Board has supervisory responsibility. Following this review, but prior to voting, the Independent Trustees again met in a private session with their independent counsel to evaluate additional information and analyses received from RIMCo and management at the Board meeting. The discussion below reflects all of these reviews.

In evaluating the portfolio management contracts, the Board considered that the Underlying Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. RIMCo has engaged multiple Money Managers for all Underlying Funds.

The Board considered that RIMCo (rather than any Money Manager) will be responsible under the RIMCo Agreement for allocating assets of each Fund among its Underlying Funds and for determining, implementing and maintaining the investment program for each Underlying Fund. The assets of each Fund will be invested in different combinations of the Underlying Funds pursuant to target asset allocations set by RIMCo. RIMCo may modify the target asset allocation for any Fund and/or the Underlying Funds in which the Funds invest. Assets of each Underlying Fund generally have been allocated among the multiple Money Managers selected by RIMCo, subject to Board approval, for that Underlying Fund. RIMCo manages directly a portion of certain Underlying Funds’ assets employing a “select holdings strategy,” as described below, and directly manages the investment of each Underlying Fund’s cash reserves. RIMCo also may manage directly any portion of each Underlying Fund’s assets that RIMCo determines not to allocate to the Money Managers and portions of an Underlying Fund during transitions between Money Managers. In all cases, assets are managed directly by RIMCo in accordance with the RIMCo Agreement.

RIMCo is responsible for selecting, subject to Board approval, Money Managers for each Underlying Fund and for actively managing allocations and reallocations of its assets among the Money Managers. RIMCo’s goal is to construct and manage diversified portfolios

Basis for Approval of Investment Advisory Contracts	49

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Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

in a risk aware manner. Each Money Manager for an Underlying Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Underlying Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon their selection of portfolio securities and the Money Manager’s specified role in an Underlying Fund. RIMCo is responsible for communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each Underlying Fund’s investment objective and policies; authorizing Money Managers to engage in certain investment strategies for an Underlying Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board the restructuring of Underlying Fund segments and additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may assign specific investment constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for an Underlying Fund in a complementary manner. Therefore, the performance of individual Money Managers for an Underlying Fund may reflect the roles assigned to them by RIMCo in the Underlying Funds’ investment activities and any constraints placed by RIMCo upon their selection of portfolio securities. In light of the foregoing, the overall performance of each Underlying Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Underlying Fund’s investment program, structuring an Underlying Fund, selecting an effective Money Manager with a particular investment style or sub-style for a segment that is complementary to the styles of the Money Managers of other Underlying Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Underlying Fund.

The Board considered that the prospectuses for the Funds and the Underlying Funds and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for each Underlying Fund, rather than the investment selection role of the Underlying Funds’ Money Managers, and describe the manner in which the Funds or the Underlying Funds operate so that investors may take that information into account when deciding to purchase shares of any Fund.

The Board also considered the special expertise of RIMCo with respect to the manager-of-managers structure of the Underlying Funds and the likelihood that, at the current expense ratio of each such Underlying Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to continue the manager-of-managers strategy of each such Underlying Fund.

In addition to these general factors relating to the manager-of-managers structure of the Underlying Funds, the Trustees considered, with respect to each Fund and Underlying Fund, various specific factors in evaluating renewal of the RIMCo Agreement, including the following:

1.	The nature, scope and quality of the services provided to the Underlying Fund by RIMCo and expected to be provided to the Fund based upon their familiarity with services provided to the Other Operating Funds;

2.	The advisory or management fee paid by the Underlying Fund and to be paid by the Fund to RIMCo and the fact that it encompasses all investment advisory or management fees to be paid by the Fund or Underlying Fund, including the fees for any Money Managers of such Underlying Fund;

3.	Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Underlying Fund or to be received from the Fund, including any administrative, transfer agent, cash management and securities lending fees, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4.	Information provided by RIMCo as to expenses incurred by the Underlying Fund; and

5.	Information provided by RIMCo as to the profits that RIMCo has derived from its mutual fund operations generally and from the Underlying Fund.

As noted above, RIMCo pursuant to the terms of the RIMCo Agreement directly manages a portion — up to 10% — of the assets of each of the Quantitative Equity Fund and the Multi-Style Equity Fund (each a “Participating Underlying Fund”) utilizing a select holdings strategy, the actual allocation being determined by each Participating Underlying Fund’s RIMCo portfolio manager. The select holdings strategy utilized by RIMCo in managing such assets for a Participating Underlying Fund is designed to increase the Participating Underlying Fund’s exposure to stocks that are viewed as attractive by multiple Money Managers of that Participating

50	Basis for Approval of Investment Advisory Contracts

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Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

Underlying Fund. The Board reviewed the results of the select holdings strategy in respect of each Participating Underlying Fund since implementation taking into account that the strategy has been utilized for a limited period of time. The Trustees considered that RIMCo would not be required to pay investment advisory fees to a Money Manager with respect to assets for which the select holdings strategy is utilized and that the profits derived by RIMCo generally and from the Participating Underlying Fund consequently may increase incrementally. The Board, however, also considered RIMCo’s advice that it will pay certain Money Managers additional fees for providing information and other services in connection with the select holdings strategy and expects to incur additional costs in carrying out the select holdings strategy; the limited amount of assets that are managed directly by RIMCo pursuant to the select holdings strategy; and the fact that the aggregate investment advisory fees paid by the Participating Underlying Fund are not increased as a result of the select holdings strategy.

At the April 24 Board meeting, RIMCo and management discussed the reasonableness of the investment advisory or management fees for the Underlying Funds having discussed the Funds’ investment management fees at its December 6, 2006 meeting. In discussing whether the Underlying Funds’ performance supported their fees, RIMCo noted differences between the investment strategies of certain Underlying Funds and their respective Comparable Funds in pursuing their investment objectives, including Fund strategies which seek to achieve a lower tracking error (i.e., the difference, whether positive or negative, between the return of a fund and its benchmark) and resulting lower return volatility than Comparable Funds. According to RIMCo, these strategies may be expected to result, and for certain Underlying Funds during the periods covered by the Third-Party Information did result, in lower performance of the Underlying Funds than that of some of their respective Comparable Funds. Among other things, RIMCo stated that the strategies pursued by the Underlying Funds are intended to result in less volatile, more moderate returns relative to each Underlying Fund’s performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time.

On the basis of the Agreement Renewal Information, and other information previously received by the Board from RIMCo during the course of the year or presented at the December 6, 2006 and April 24, 2007 Board meetings by RIMCo, the Board, in respect of each Fund and Underlying Fund as applicable, found, after giving effect to waivers and/or reimbursements and considering differences in the composition and investment strategies of the Underlying Funds’ respective Comparable Funds (1) the management fee charged or, in the case of the Funds, to be charged, by RIMCo to be reasonable in light of the nature, scope and quality of the services provided or, in the case of the Funds, expected to be provided, to the Funds and Underlying Funds; (2) the relative expense ratio of each Underlying Fund was comparable to those of its Comparable Funds; (3) RIMCo’s methodology of allocating expenses of operating funds in the complex was reasonable; and (4) RIMCo’s profitability with respect to each Underlying Fund was not excessive in light of the nature, scope and quality of the services provided by RIMCo. The Board also concluded that the performance of each of the Underlying Funds supported continuation of the RIMCo Agreement. In evaluating performance, the Board considered each Underlying Fund’s absolute performance and its performance relative to appropriate benchmarks and indices and its Comparable Funds. The Board also considered RIMCo’s investment strategy of managing the Underlying Funds in a risk aware manner. Because the Funds had not commenced operation by the April 24 meeting, no performance or expense information was presented at the April 24 meeting relating specifically to the Funds.

At the April 24 Board meeting, the Board considered for each Underlying Fund whether economies of scale have been realized and whether the fees for such Underlying Fund appropriately reflect or should be revised to reflect any such economies. The Board determined that the investment management or advisory fees for each Underlying Fund appropriately reflect any economies of scale realized by that Underlying Fund, based upon such factors as the variability of Money Manager investment advisory fees and other factors associated with the manager-of-managers structure employed by the Underlying Funds. The Trustees considered that fees payable to RIMCo by institutional clients with investment objectives similar to those of the funds under the Board’s supervision, including the Underlying Funds are lower, and may, in some cases, be substantially lower, than the rates paid by other funds supervised by the Board. The Trustees reviewed with RIMCo the differences in the scope of services it provides to institutional clients and the funds under its supervision, including the Underlying Funds. In response to the Trustees’ inquiries, RIMCo noted, among other things, that institutional clients have fewer administrative needs than the Underlying Funds. It was further noted by RIMCo that since the Underlying Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. Accordingly, the Trustees did not regard these fee differences as relevant to their deliberations. Because the Funds had not commenced operations, the Board did not consider whether economies of scale have been realized or whether the fees for any Fund appropriately reflect any such economies.

Basis for Approval of Investment Advisory Contracts	51

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Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

After considering the foregoing and other relevant factors, the Board concluded that continuation of the RIMCo Agreement for the Funds on its current terms and conditions would be in the best interests of the Funds and the Underlying Funds and their respective shareholders and voted to approve the continuation of the agreement.

At the April 24 Board meeting, with respect to the evaluation of the terms of portfolio management contracts with Money Managers for the Underlying Funds, the Board received and considered information from RIMCo reporting for each Money Manager, among other things, the Money Manager’s performance over various periods; RIMCo’s assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Fund Distributors, Inc. (“RFD”), the Funds’ and the Underlying Funds’ underwriter; and RIMCo’s recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. RIMCo recommended that each Money Manager be retained at its current fee rate. RIMCo has advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the fees charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo’s explanation in light of the Board’s findings as to the reasonableness of the aggregate investment advisory or management fees paid or to be paid by each Fund and Underlying Fund and the fact that each Money Manager’s fee is paid by RIMCo.

Based substantially upon RIMCo’s recommendations together with the information received from RIMCo in support of its recommendations at the April 24 meeting, the Board concluded that the fees paid to the Money Managers of each Underlying Fund are reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management agreement with each Money Manager of each Underlying Fund would be in the best interests of the Underlying Fund and its shareholders.

In their deliberations, the Trustees did not identify any particular information as to the RIMCo Agreement or, other than RIMCo’s recommendation, the portfolio management agreement with any Money Manager for an Underlying Fund that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund and Underlying Fund.

Subsequently, the Board of Trustees received the following proposals from RIMCo: (1) at a meeting held on May 22, 2007, to effect a money manager change for the RIF Real Estate Securities Fund and the RIF Non-US Fund; (2) at a meeting held on July 23, 2007, to effect a money manager change for the RIC Emerging Markets Fund and the RIF Multi-Style Equity Fund; (3) at a meeting held on August 28, 2007, to effect a money manager change for the RIC Global Equity Fund, the RIF Multi-Style Equity Fund and the RIF Aggressive Equity Fund; (4) at a meeting held on October 26, 2007, to effect a money manager change for the RIF Multi-Style Equity Fund resulting from a change of control of one of the Fund’s Money Managers (5) at a meeting held on December 4, 2007, to effect a money manager change for the RIF Multi-style Equity Fund. In the case of each such proposed change, the Trustees approved the terms of the proposed portfolio management contract based substantially upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; any significant business relationships between the Money Manager and RIMCo or RFD, the Fund’s underwriter; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the Money Manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at their April 24, 2007 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Underlying Fund, and the fact that the aggregate investment advisory fees paid by the Underlying Fund would not increase as a result of the implementation of the proposed money manager change because the money managers’ investment advisory fee is paid by RIMCo.

At a meeting held on December 4, 2007, the Board of Trustees, including each of the Independent Trustees, unanimously voted to approve the amendment and restatement of the Funds’ management agreement with RIMCo (the “Management Agreement”) to reflect an internal RIMCo restructuring. The Management Agreement was amended to delete references to certain administrative services that formerly had been performed by RIMCo but that going forward would be performed by Russell Fund Services Company (“RFSC”), an affiliate of RIMCo, pursuant to an administrative services agreement with the Funds (the “Administrative Agreement”).

52	Basis for Approval of Investment Advisory Contracts

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LifePoints® Funds Variable Target Portfolio Series

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

The Management Agreement was further amended to reduce the fee payable to RIMCo under the Management Agreement by 5 basis points (0.05%) and to change its title from Management Agreement to Advisory Agreement.

In connection with its consideration of the amended Management Agreement, the Board received and reviewed materials from RIMCo relating to the amended Management Agreement and the Administrative Agreement, and received an in-person presentation by RIMCo personnel at the December 4, 2007 meeting. The Board considered RIMCo’s view that the separation of investment management and administrative services between RIMCo and RFSC will enhance RIMCo’s ability to track revenue, expense and profitability associated with the provision of both types of services. The Board considered that RFSC is a wholly-owned subsidiary of RIMCo that was formed to perform transfer agent and Fund administrative services for the Funds. The Board considered that the same personnel who formerly performed investment management and administrative services for the Funds on behalf of RIMCo would perform those services on behalf of RIMCo and RFSC, respectively, for the same aggregate fees under the same contractual terms. The Board also considered that RIMCo has agreed to guarantee RFSC’s performance of its obligations as Fund administrator and to assume any liability or obligation incurred or undertaken by RFSC with respect to RIF under the Administrative Agreement.

The Board noted RIMCo’s representation that the nature, extent and quality of the services to be provided by RIMCo and RFSC under the amended Management Agreement and the Administrative Agreement would be the same as the nature, extent and quality of the services that previously had been provided to the Funds by RIMCo. The Board noted that under the Administrative Agreement, RFSC will receive a fee of 0.05% calculated on an annual basis of the Funds’ average daily net assets. Thus, the combined fees payable by the Funds under both amended Management Agreement and the Administrative Agreement will not exceed the fee payable under the Management Agreement prior to its amendment. The Board considered that the fee to be paid under the Administrative Agreement is the same as the fee that is paid pursuant to RIMCo’s administrative agreement with Russell Investment Company, which had been renewed by the Board in April 2007.

The Board noted that it had received and considered extensive information relating to the Management Agreement in connection with its renewal of the Management Agreement at its meeting held on April 24, 2007, and that it is scheduled to consider the renewal of the Advisory Agreement and the Administrative Agreement in April of 2008. The Board also took into account information provided to the Board at its meetings since April 2007, including reports on Fund performance, compliance, shareholder services, and the other services provided to the Fund by RIMCo and its affiliates. The Board considered the representation of the Funds’ Chief Compliance Officer that she was not aware of any material compliance matters that had not been previously disclosed to the Board. Under the circumstances, the conclusions reached by the Board in approving the renewal of the Management Agreement at its meeting held on April 24, 2007 generally were not changed in any material respect by the proposal for the amendment and restatement of the Management Agreement.

After considering the foregoing and other relevant factors, the Board concluded that approval of the amended Management Agreement would be in the best interests of the Funds and their respective shareholders, and voted to approve the amended Management Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. The Board was advised by the Funds’ counsel that, under the circumstances, the Agreement did not require any approvals other than the Board’s approval. The Independent Trustees were advised by separate independent legal counsel on their consideration of the Management and Administrative Agreements.

Basis for Approval of Investment Advisory Contracts	53

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Shareholder Requests for Additional Information (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each year. These reports are available (i) free of charge, upon request, by calling the Fund at (800) 787-7354, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) at the Securities and Exchange Commission’s public reference room.

The Board has delegated to RIMCo, as RIF’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIMCo has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. A description of the P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Directors are contained in the Funds’ Statement of Additional Information (“SAI”). The SAI is available (i) free of charge, upon request, by calling the Funds at (800) 787-7354, and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

Financial Statements of the Underlying Fund can be obtained at no charge by calling the Funds at (800) 787-7354.

If possible, depending on contract owner registration and address information, and unless you have otherwise opted out, only one copy of the RIF prospectus and each annual and semi-annual report will be sent to contract owners at the same address. If you would like to receive a separate copy of these documents, please contact your Insurance Company. If you currently receive multiple copies of the prospectus, annual report and semi-annual report and would like to request to receive a single copy of these documents in the future, please call your Insurance Company.

Some Insurance Companies may offer electronic delivery of the Fund’s prospectus and annual and semiannual reports. Please contact your Insurance Company for further details.

54	Shareholder Requests for Additional Information

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Disclosure of Information about Fund Directors — December 31, 2007 (Unaudited)

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company (“RIC”), which has 38 funds, and Russell Investment Funds (“RIF”), which has 9 funds. Each of the trustees is a trustee of both RIC and RIF. The first table provides information for the interested trustee. The second table provides information for the independent trustees. The third table provides information for the trustees emeritus. The fourth table provides information for the officers.

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEES
#Greg J. Stark Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	• President and Chief Executive Officer since 2004 • Trustee since 2007	• Appointed until successor is duly elected and qualified • Until successor is chosen and qualified by Trustees	• President and CEO RIC and RIF • Chairman of the Board, President and CEO, RIMCo • Chairman of the Board, President and CEO, RFD • Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”)) • Until 2004, Managing Director, of Individual Investor Services, FRC • 2000 to 2004 Managing Director, Sales and Client Service, RIMCo	47	None

#	Mr. Stark is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Thaddas L. Alston Born April 7, 1945 909 A Street Tacoma, Washington 98402-1616	Trustee since 2006	Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	47	None

Kristianne Blake Born January 22, 1954 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2000 • Chairperson since 2005	• Appointed until successor is duly elected and qualified • Annual	• Director and Chairman of the Audit Committee, Avista Corp. • Trustee and Chairman of the Operations Committee, Principal Funds and Principal Variable Contracts Funds • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services) • February 2002 to June 2005, Chairman of the Audit Committee, RIC and RIF • Trustee and Chairman of the Operations and Distribution Committee, WM Group of Funds, 1999-2006	47	• Director, Avista Corp; (electric utilities) • Trustee, Principal Investors Funds (investment company); • Trustee, Principal Variable Contracts Funds (investment company)

*	Each Trustee is subject to mandatory retirement at age 72.

Disclosure of Information about Fund Directors	55

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Disclosure of Information about Fund Directors, continued — December 31, 2007 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES (continued)
Daniel P. Connealy Born June 6, 1946 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2003 • Chairman of Audit Committee since 2005	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. • 2001–2003, Vice President and Chief Financial Officer, Janus Capital Group Inc.	47	None

Jonathan Fine Born July 8, 1954 909 A Street Tacoma, Washington 98402-1616	Trustee since 2004	• Appointed until successor is duly elected and qualified	• President and Chief Executive Officer, United Way of King County, WA	47	None

Raymond P. Tennison, Jr. Born December 21, 1955 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2000 • Chairman of the Nominating and Governance Committee since 2007	• Appointed until successor is duly elected and qualified. • Appointed until successor is duly elected and qualified	• President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	47	None

Jack R. Thompson Born March 21, 1949 909 A Street Tacoma, Washington 98402-1616	Trustee since 2005	• Appointed until successor is duly elected and qualified	• September 2003 to present, Independent Board Chair and Chairman of the Audit Committee, Sparx Funds • September 2007 to present, Director, Life Advantage Corporation (health products company) • May 1999 to May 2003, President, Chief Executive Officer and Director, Berger Financial Group, LLC • May 1999 to May 2003, President and Trustee, Berger Funds	47	• Director, Sparx Japan Funds (investment company) • Director, Life Advantage Corporation (health products company)

Julie W. Weston Born October 2, 1943 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2002 • Chairperson of the Investment Committee since 2006	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Retired	47	None

*	Each Trustee is subject to mandatory retirement at age 72.

56	Disclosure of Information about Fund Directors

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Disclosure of Information about Fund Directors, continued — December 31, 2007 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
TRUSTEES EMERITUS
*George F. Russell, Jr. Born July 3, 1932 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus and Chairman Emeritus since 1999	Until resignation or removal	• Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)); and RIMCo • Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) • Chairman, Sunshine Management Services, LLC (investment adviser)	47	None

Paul E. Anderson Born October 15, 1931 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2007	Five year term	• President, Anderson Management Group LLC (private investments consulting) • February 2002 to June 2005, Lead Trustee, RIC and RIF • Trustee of RIC and RIF Until 2006 • Chairman of the Nominating and Governance Committee 2006	47	None

William E. Baxter Born June 8, 1925 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2004	Five year term	• Retired since 1986 • Trustee of RIC and RIF Until 2004	47	None

Lee C. Gingrich Born October 6, 1930 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2006	Five year term	• Retired since 1995 • Trustee of RIC and RIF Until 2005 • Chairman of the Nominating and Governance Committee 2001-2005	47	None

Eleanor W. Palmer Born May 5, 1926 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2004	Five year term	• Retired since 1981 • Trustee of RIC and RIF Until 2004	47	None

*	Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.

Disclosure of Information about Fund Directors	57

Russell Investment Funds

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Disclosure of Information about Fund Directors, continued — December 31, 2007 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Greg J. Stark Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	President and Chief Executive Officer since 2004	Until successor is chosen and qualified by Trustees

• President and CEO, RIC and RIF

• Chairman of the Board, President and CEO, RIMCo

• Chairman of the Board, President and CEO, RFD

• Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))

• Until 2004, Managing Director of Individual Investor Services, FRC

• 2000 to 2004, Managing Director, Sales and Client Service, RIMCo

Cheryl Wichers Born December 16, 1966 909 A Street Tacoma, Washington 98402-1616	Chief Compliance Officer since 2005	Until removed by Independent Trustees

• Chief Compliance Officer, RIC

• Chief Compliance Officer, RIF

• Chief Compliance Officer, RIMCo

• April 2002–May 2005, Manager, Global Regulatory Policy

• 1998–2002, Compliance Supervisor, Russell Investment Group

Thomas F. Hanly Born November 17, 1964 909 A Street Tacoma, Washington 98402-1616	Chief Investment Officer since 2004	Until removed by Trustees	• Chief Investment Officer, RIC, RIF, FRC, RTC • Director and Chief Investment Officer, RIMCo and RFD • 1999 to 2003, Chief Financial Officer, FRC, RIC and RIF

Mark E. Swanson Born November 26, 1963 909 A Street Tacoma, Washington 98402-1616	Treasurer and Chief Accounting Officer since 1998	Until successor is chosen and qualified by Trustees	• Treasurer, Chief Accounting Officer and CFO, RIC and RIF • Director, Funds Administration, RIMCo, RTC and RFD • Treasurer and Principal Accounting Officer, SSgA Funds

Gregory J. Lyons Born August 24, 1960 909 A Street Tacoma, Washington 98402-1616	Secretary since 2007	Until successor is chosen and qualified by Trustees	• Associate General Counsel and Assistant Secretary FRC and RIA • Director and Secretary, RIMCo and RFD • Secretary and Chief Legal Counsel, RIC and RIF

58	Disclosure of Information about Fund Directors

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Matter Submitted to a Vote of Shareholders — December 31, 2007 (Unaudited)

There was a Special Meeting in Lieu of Annual Meeting of Shareholders of the Russell Investment Funds (“the Investment Company”) held at 909 A Street, Tacoma, Washington on October 25, 2007.

THE FOLLOWING MATTERS WERE VOTED UPON AT THE MEETING

The result of each vote accompany the description of each matter

1. Election of Trustees.

Vote:

	For	Against
Greg J. Stark	131,623,711.552	3,323,807.727
Thaddas L. Alston	131,489,307.992	3,458,211.287
Kristianne Blake	131,522,555.852	3,424,963.427
Daniel P. Connealy	131,542,379.471	3,405,139.808
Jonathan Fine	131,349,760.255	3,597,759.024
Raymond P. Tennison, Jr.	131,542,839.379	3,404,679.900
Jack R. Thompson	131,672,873.051	3,274,646.228
Julie W. Weston	131,622,933.964	3,324,585.315

Matter Submitted to a Vote of Shareholders	59

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

909 A Street, Tacoma, Washington 98402

(800) 787-7354

Interested Trustees

Greg J. Stark

Independent Trustees

Thaddas L. Alston

Kristianne Blake

Daniel P. Connealy

Jonathan Fine

Raymond P. Tennison, Jr.

Jack R. Thompson

Julie W. Weston

Trustees Emeritus

George F. Russell, Jr.

Paul E. Anderson

William E. Baxter

Lee C. Gingrich

Eleanor W. Palmer

Officers

Greg J. Stark, President and Chief Executive Officer

Cheryl Wichers, Chief Compliance Officer

Thomas F. Hanly, Chief Investment Officer

Mark E. Swanson, Treasurer and Chief Accounting Officer

Gregory J. Lyons, Secretary

Adviser

Russell Investment Management Company

909 A Street

Tacoma, WA 98402

Administrator and Transfer and Dividend Disbursing Agent

Russell Fund Services Company

909 A Street

Tacoma, WA 98402

Custodian

State Street Bank and Trust Company

Josiah Quincy Building

200 Newport Avenue

North Quincy, MA 02171

Office of Shareholder Inquiries

909 A Street

Tacoma, WA 98402

(800) 787-7354

Legal Counsel

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, MA 02116-5021

Distributor

Russell Fund Distributors, Inc.

909 A Street

Tacoma, WA 98402

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1420 5th Avenue

Suite 1900

Seattle, WA 98101

Money Managers of Underlying Funds as of December 31, 2007

RIF Core Bond Fund

Bear Stearns Asset Management Inc., New York, NY

Goldman Sachs Asset Management, L.P., New York, NY

Pacific Investment Management Company LLC, Newport Beach, CA

RIF Aggressive Equity Fund

ClariVest Asset Management LLC, San Diego, CA

David J. Greene and Company, LLC, New York, NY

DePrince, Race & Zollo, Inc., Winter Park, FL

Gould Investment Partners LLC, Berwyn, PA

Jacobs Levy Equity Management, Inc., Florham Park, NJ

PanAgora Asset Management, Inc., Boston, MA

Ranger Investment Management, L.P., Dallas, TX

Tygh Capital Management, Inc., Portland, OR

RIF Multi-Style Equity Fund

Arnhold and S. Bleichroeder Advisers, LLC, New York, NY

Columbus Circle Investors, Stamford, CT

DePrince, Race & Zollo, Inc., Winter Park, FL

Institutional Capital LLC, Chicago, IL

Jacobs Levy Equity Management, Inc., Florham Park, NJ

Montag & Caldwell, Inc., Atlanta, GA

Suffolk Capital Management, LLC, New York, NY

RIC Quantitative Equity Fund

Aronson+Johnson+Ortiz, LP, Philadelphia, PA

Franklin Portfolio Associates, LLC, Boston, MA

Goldman Sachs Asset Management, L.P., New York, NY

Jacobs Levy Equity Management, Inc., Florham Park, NJ

RIF Real Estate Securities Fund

AEW Management and Advisors, L.P., Boston, MA

Cohen & Steers Capital Management, Inc., New York, NY

Heitman Real Estate Securities LLC, Chicago, IL

INVESCO Institutional (N.A.), Inc. which acts as a money manager to the Fund through its INVESCO Real Estate division, Dallas, TX

RREEF America L.L.C., Chicago, IL

RIC Emerging Markets Fund

AllianceBernstein L.P., New York, NY

Arrowstreet Capital, Limited Partnership, Cambridge, MA

Genesis Asset Managers, LLP, London, United Kingdom

Harding, Loevner Management, L.P., Somerville, NJ

T. Rowe Price International, Inc., Baltimore, MD

UBS Global Asset Management (Americas) Inc., Chicago, IL

60	Adviser, Money Managers and Service Providers

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

909 A Street, Tacoma, Washington 98402

(800) 787-7354

RIC Global Equity Fund

Altrinsic Global Advisors, LLC, Stamford, CT

ClariVest Asset Management, LLC, San Diego, CA

Gartmore Global Partners, London, United Kingdom

T. Rowe Price International, Inc., Baltimore, MD

RIF Non-U.S. Fund

Altrinsic Global Advisors, LLC, Stamford, CT

AQR Capital Management, LLC, Greenwich, CT

MFS Institutional Advisors, Inc., Boston, MA

Wellington Management Company, LLP, Boston, MA

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Adviser, Money Managers and Service Providers	61

Russell Investment Funds	909 A Street	800-787-7354
	Tacoma, Washington 98402	Fax: 253-591-3495
www.russell.com

36-08-023

Item 2.	Code of Ethics. [Annual Report Only]

(a)	As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer (“Code”).

(b)	That Code comprises written standards that are reasonably designed to deter wrongdoing and to promote:

1)	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2)	full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by each Mutual Fund;

3)	compliance with applicable laws and governmental rules and regulations;

4)	the prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and

5)	accountability for adherence to the Code.

(c)	The Code was restated as of December 6, 2004; the restatement did not involve any material change.

(d)	As of the end of the period covered by the report, there have been no waivers granted from a provision of the Code that applies to the registrant’s principal executive officer and principal financial officer.

(e)	Not applicable.

(f)	The registrant has filed with the SEC, pursuant to Item 12(a)(1), a copy of the Code that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert. [Annual Report Only]

Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. Daniel P. Connealy was determined to be the Audit Committee Financial Expert and is also determined to be “independent” for purposes of Item 3, paragraph (a)(2)(i) and (ii) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services. [Annual Report Only]

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2006	$153,999
2007	$249,100

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item and the nature of the services comprising those fees were as follows:

	Fees	Nature of Services
2006	$2,206	Performance of agreed-upon procedures with respect to 06/30/06 semi-annual reports
2007	$7,651	Performance of agreed-upon procedures with respect to 06/30/07 semi-annual reports

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning and the nature of the services comprising the fees were as follows:

	Fees	Nature of Services
2006	$51,053	Tax services
2007	$62,100	Tax services

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item and the nature of the services comprising those fees were as follows:

	Fees	Nature of Services
2006	$1,157	Anti-money laundering, overhead/travel
2007	$1,210	Anti-money laundering, overhead/travel

(e) (1) Registrant’s audit committee has adopted the following pre-approval policies and procedures for certain services provided by Registrant’s accountants:

Russell Investment Company

Russell Investment Funds

Audit and Non-Audit Services Pre-Approval Policy

Effective Date: May 19, 2003

As amended through November 14, 2005

I.	Statement of Purpose.

This Policy has been adopted by the Audit Committee (the “RIC Audit Committee”) of the Board of Trustees of Russell Investment Company (“RIC”) and the Audit Committee (the “RIF Audit Committee”) of the Russell Investment Funds (“RIF”) to apply to any and all engagements of the independent auditor to RIC and RIF, respectively, for audit, non-audit, tax or other services. In the case of RIC, the term “Audit Committee” as used in this policy shall refer to the RIC Audit Committee and the term “Fund” shall refer to RIC. In the case of RIF, the term “Audit Committee” as used in this Policy shall refer to the RIF Audit Committee and the term “Fund” shall refer to RIF. The term “Investment Adviser” shall refer to Russell Investment Management Company. This Policy does not delegate to management the responsibilities set forth herein for the pre-approval of services performed by the Funds’ independent auditor.

II.	Statement of Principles.

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Fund’s Board of Trustees (the “Audit Committee”) is charged with responsibility for the appointment, compensation and oversight of the work of the independent auditor for the Fund. As part of these responsibilities, the Audit Committee is required to pre-approve the audit services and permissible non-audit services (“non-audit services”) performed by the independent auditor for the Fund to assure that the independence of the auditor is not in any way compromised or impaired. In determining whether an auditor is independent, there are three guiding principles under the Act that must be considered. In general, the independence of the auditor to the Fund would be deemed impaired if the auditor provides a service whereby it:

•	Functions in the role of management of the Fund, the adviser of the Fund or any other affiliate* of the Fund;

•	Is in the position of auditing its own work; or

•	Serves in an advocacy role for the Fund, the adviser of the Fund or any other affiliate of the Fund.

Accordingly, it is the policy of the Fund that the independent auditor for the Fund must not be engaged to perform any service that contravenes any of the three guidelines set forth above, or which in any way could be deemed to impair or compromise the independence of the auditor for

*	For purposes of this Policy, an affiliate of the Funds is defined as the Funds’ investment adviser (but not a sub-adviser whose role is primarily portfolio management and whose activities are overseen by the principal investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund.

the Fund. This Policy is designed to accomplish those requirements and will henceforth be applied to all engagements by the Fund of its independent auditor, whether for audit, audit-related, tax, or other non-audit services.

Rules adopted by the United States Securities and Exchange Commission (the “SEC”) establish two distinct approaches to the pre-approval of services by the Audit Committee. The proposed services either may receive general pre-approval through adoption by the Audit Committee of a list of authorized services for the Fund, together with a budget of expected costs for those services (“general pre-approval”), or specific pre-approval by the Audit Committee of all services provided to the Fund on a case-by-case basis (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches reflected in this Policy will result in an effective and efficient procedure for the pre-approval of permissible services performed by the Fund’s independent audit. The appendices to this Policy list the audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. As set forth in this Policy, unless a particular service has received general pre-approval, those services will require specific pre-approval by the Audit Committee before any such services can be provided by the independent auditor. Any proposed service to the Fund that exceeds the pre-approved budget for those services will also require specific pre-approval by the appropriate Audit Committee.

In assessing whether a particular audit or non-audit service should be approved, the Audit Committee will take into account the ratio between the total amounts paid for audit, audit-related, tax and other services, based on historical patterns at the Fund, with a view toward assuring that the level of fees paid for non-audit services as they relate to the fees paid for audit services does not compromise or impair the independence of the auditor. The Audit Committee will review the list of general pre-approved services, including the pre-approved budget for those services, at least annually and more frequently if deemed appropriate by the Audit Committee, and may implement changes thereto from time to time.

III.	Delegation.

As provided in the Act and in the SEC’s rules, the Audit Committee from time to time may delegate either general or specific pre-approval authority to one or more of its members. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

IV.	Audit Services.

The annual audit services engagement terms and fees for the independent auditor for the Fund require specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor in order to be able to form an opinion on the financial statements for the Fund for that year. These other procedures include reviews of information systems, procedural reviews and testing performed in order to understand and rely on the Fund’s systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on the report from management on financial reporting internal controls. The Audit Committee will review the audit services engagement as necessary or appropriate in the sole judgment of the Audit Committee.

In addition to the pre-approval by the Audit Committee of the annual engagement of the independent auditor to perform audit services, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. These may include statutory audits and services associated with the Fund’s SEC registration statement on Form N-1A, periodic reports and documents filed with the SEC or other documents issued in connection with the Fund’s securities offerings.

The Audit Committee has pre-approved the audit services set forth in Schedule A of the Audit and Non-Audit Pre-Approved Services. All other audit services not listed in Schedule A of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

V.	Audit-Related Services.

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the financial statements for the Fund, or the separate financial statements for a series of the Fund that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not compromise or impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant pre-approval to audit related services. “Audit related services” include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial report or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal reporting requirements under Form N-SAR and Form N-CSR.

The Audit Committee has pre-approved the audit-related services set forth in Schedule B of the Audit and Non-Audit Pre-Approved Services. All other audit-related services not listed in Schedule B of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

VI.	Tax Services.

The Audit Committee believes that the independent auditor can provide tax services to the Fund, such as tax compliance, tax planning and tax advice, without impairing the auditor’s independence and the SEC has stated that the independent auditor may provide such services. Consequently, the Audit Committee believes that it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. However, the Audit Committee will not permit the retention of the independent auditor to provide tax advice in connection with any transaction recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported by the United States Internal Revenue Code and related regulations or the applicable tax statutes and regulations that apply to the Funds investments outside the United States. The Audit Committees will consult with the Treasurer of the Fund or outside counsel to determine that the Fund’s tax planning and reporting positions are consistent with this policy. The Audit Committee has pre-approved the tax services set forth in Schedule C of the Audit and Non-Audit Pre-Approved Services. All other tax services not listed in Schedule C of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

VII.	All Other Services.

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes that it may grant general pre-approval to those permissible non-audit services classified as “all other” services that the Audit Committee believes are routine and recurring services, would not impair or compromise the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the permissible “all other services” set forth in Schedule D of the Audit and Non-Audit Pre-Approved Services. Permissible “all other services” not listed in Schedule D of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Schedule E of the Audit and Non-Audit Pre-Approved Services. The SEC’s rules and relevant official interpretations and guidance should be consulted to determine the scope of these prohibited services and the applicability of any exceptions to certain of the prohibitions. Under no circumstance may an executive, manager or associate of the Fund, or the Investment Adviser, authorize the independent auditor for the Fund to provide prohibited non-audit services.

VIII.	Pre-Approval Fee Levels or Budgeted Amounts.

Pre-Approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee and shall be subject to periodic subsequent review during the year if deemed appropriate by the Audit Committee. (Separate amounts may be specified for the Fund and for other affiliates in the investment company complex subject to pre-approval). Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee will be mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriateness of the ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for affiliates subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as “all other services” for the Fund (including any such services for affiliates subject to pre-approval by the Audit Committee).

IX.	Procedures.

All requests or applications for services to be provided by the independent auditor that do not require specific pre-approval by the Audit Committee will be submitted to the “RIC/RIF Clearance Committee” (the “Clearance Committee”) (which shall be comprised of not less than three members, including the Treasurer of the Fund who shall serve as its Chairperson) and must include a detailed description of the services to be rendered and the estimated costs of those services. The Clearance Committee will determine whether such services are included within the list of services that have received general pre-approval by the Audit Committee. The Audit Committee will be informed not less frequently than quarterly by the Chairperson of the Clearance Committee of any such services rendered by the independent auditor for the Fund and the fees paid to the independent auditors for such services.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Clearance Committee and must include a joint certification by the engagement partner of the independent auditor and the Chairperson of the Clearing Committee that, in their view, the request or application is consistent with the SEC’s rules governing auditor independence.

The Internal Audit Department of Frank Russell Company, the parent company of RIMCo, and the officers of RIC and RIF will report to the Chairman of the Audit Committee any breach of this Policy that comes to the attention of the Internal Audit Department of Frank Russell Company or an officer of RIC or RIF.

X.	Additional Requirements.

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work performed by the independent auditor and to assure the internal auditor’s continuing independence from the Fund and its affiliates, including Frank Russell Company. Such efforts will include, but not be limited to, reviewing a written annual statement from the independent auditor delineating all relationships between the independent auditor and RIC, RIF, and Russell and its subsidiaries and affiliates, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring its independence.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is as follows:

Audit Fees	100%
Audit-Related Fees	100%
Tax Fees	100%
All Other Fees	100%

(f) For services, 50 percent or more of which were pre-approved, the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

2006	$149,250
2007	$11,581

(h) The registrant’s audit committee of the board of trustees has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. [Not Applicable]

Item 6.	[Schedules of Investments are included as part of the Report to Shareholders filed under Item 1 of this form]

Items 7-9.	[Not Applicable]

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures

(a) Registrant’s principal executive officer and principal financial officer have concluded that Registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the date this report is filed with the Securities and Exchange Commission.

(b) There were no significant changes in Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected or is likely to materially affect Registrant’s internal control over financial reporting.

Item 12.	Exhibit List

(a)	Registrant’s code of ethics described in Item 2.

(b)	Certification for principal executive officer of Registrant as required by Rule 30a-2(a) under the Act and certification for principal financial officer of Registrant as required by Rule 30a-2(a) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Russell Investment Funds

By:	/s/ Greg J. Stark
Greg J. Stark
Principal Executive Officer and Chief Executive Officer

Date:	February 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Greg J. Stark
Greg J. Stark
Principal Executive Officer and Chief Executive Officer

Date:	February 27, 2008

By:	/s/ Mark E. Swanson
Mark E. Swanson
Principal Financial Officer, Principal Accounting Officer and Treasurer

Date:	February 27, 2008